UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04986
                                                     ---------

                       Franklin Investors Securities Trust
                      ------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                   -----------------

Date of fiscal year end: 10/31
                        --------

Date of reporting period: 4/30/10
                         ---------

      ITEM 1. REPORTS TO STOCKHOLDERS.

APRIL 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity U.S. Government Securities Fund

Franklin Real Return Fund

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)


Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin Balanced Fund ...................................................     5
Franklin Convertible Securities Fund .....................................    14
Franklin Equity Income Fund ..............................................    24
Franklin Limited Maturity U.S. Government Securities Fund ................    32
Franklin Real Return Fund ................................................    40
Financial Highlights and Statements of Investments .......................    48
Financial Statements .....................................................    88
Notes to Financial Statements ............................................    97
Shareholder Information ..................................................   118

Shareholder Letter

Dear Shareholder:

During the six-month period ended April 30, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, most U.S. companies beat consensus earnings estimates during fourth quarter 2009 and first quarter 2010, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong nine-month rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries' creditworthiness contributed to significant market uncertainty. Investors also questioned the global recovery's sustainability as some government stimulus measures began to wind down. During the reporting period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Franklin Investors Securities Trust's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

The U.S. economy showed signs of broad-based improvement during the six-month reporting period. Domestic manufacturing and exports posted gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit and lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. Prices for new and previously occupied homes rose in most regions due to lower interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured bargain hunters. Unfortunately, the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product (GDP) grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.0% advance in 2010's first quarter.(1) As renewed signs of a demand-led recovery emerged, oil prices rose from $77 per barrel at the end of October 2009 to $86 at period-end. The April 2010 inflation rate was an annualized 2.2%.(2) Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate(2) and was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As the economy improved, the Fed began withdrawing more of the extraordinary support policies it had provided in response to the 2008 financial crisis. Late in the reporting period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate dropped from a 26-year high of 10.1% in October 2009 to 9.9% in April.(2)

(1.) Source: Bureau of Economic Analysis.

(2.) Source: Bureau of Labor Statistics.


                              Semiannual Report | 3

As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. On April 12, 2010, the Dow Jones Industrial Average (the Dow) closed above 11,000, a level it had not reached in nearly 19 months. The rally was driven in part by investor optimism about corporate profits, a recovering economy and the announcement of a debt relief plan for the ailing Greek government. This achievement was largely symbolic, however, and volatile trading activity soon resumed. The market plunged after independent credit rating agency Standard & Poor's(R) slashed its credit ratings for Spain, Greece and Portugal but rebounded after the FOMC announced it would keep interest rates stable and many companies released upbeat earnings reports.

For the six months under review, the blue chip stocks of the Dow delivered a +14.87% total return, while the broader Standard & Poor's 500 Index (S&P 500(R)) posted a total return of +15.66% and the technology-heavy NASDAQ Composite Index returned +20.91%.(3) All major industry groups posted gains for the period, with the strongest returns from the cyclical consumer discretionary, industrials and materials sectors.

Wary investors favored short-term Treasuries, and the Treasury yield curve reached historically steep levels during the period. The spread between two-and 10-year Treasury yields increased from 251 basis points (100 basis points equal one percentage point) at the beginning of the period to 272 basis points at period-end. The two-year Treasury bill yield rose from 0.90% to 0.97% over the six-month period, while the 10-year Treasury note yield rose from 3.41% to 3.69%.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(3.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow is price weighted based on the average market price of 30 blue chip stocks that are generally industry leaders. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.


                              4 | Semiannual Report

Franklin Balanced Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Balanced Fund - Class A delivered a cumulative total return of +11.80%. The Fund underperformed its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which generated a +15.66% total return for the same period.(1) However, it outperformed its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which posted a +2.54% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment-grade fixed income securities, but may invest up to 10% of our total assets in nonconvertible bonds rated below investment grade. We apply a bottom-up approach to investing in

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

(2.) Source: (C) 2010 Morningstar. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and non-convertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by using the middle rating of Moody's, Standard & Poor's and Fitch, respectively. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


                              Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balanced Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Common Stocks                                                     40.9%
Corporate Bonds                                                   30.1%
Equity-Linked Securities                                           6.6%
Convertible Bonds                                                  5.3%
Convertible Preferred Stocks                                       4.8%
Municipal Bonds                                                    1.3%
Mortgage-Backed Securities                                         0.2%
Preferred Stocks                                                   0.1%
Asset-Backed Securities & Commercial Mortgage-Backed Securities    0.1%
Short-Term Investments & Other Net Assets                         10.6%

DIVIDEND DISTRIBUTIONS*
Franklin Balanced Fund
11/1/09-4/30/10

                              DIVIDEND PER SHARE
           -------------------------------------------------------
MONTH        CLASS A       CLASS C       CLASS R     ADVISOR CLASS
-----      -----------   -----------   -----------   -------------
November    3.00 cents    2.44 cents    2.85 cents     3.19 cents
December    3.00 cents    2.45 cents    2.84 cents     3.23 cents
January     3.00 cents    2.45 cents    2.84 cents     3.23 cents
February    3.00 cents    2.45 cents    2.84 cents     3.23 cents
March       3.00 cents    2.48 cents    2.85 cents     3.24 cents
April       3.00 cents    2.48 cents    2.85 cents     3.24 cents
           -----------   -----------   -----------    ------------
TOTAL      18.00 CENTS   14.75 CENTS   17.07 CENTS    19.36 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions.

MANAGER'S DISCUSSION

During the period under review, the Fund's equity exposure was a significant driver of returns led by strong performance from many of our holdings in the consumer discretionary, industrials and financials sectors. Within consumer discretionary, Comcast and CBS performed well on an absolute basis, driven in part by the expected recovery in television advertising. Industrials holdings General Electric, United Technologies and General Dynamics helped performance largely due to their exposure to domestic economic recovery as well as emerging market growth. The Fund had a number of positive performers in the financials sector, such as convertible bond positions in iStar Financial and Forest City Enterprises, which increased in value largely due to the recovery in real estate financing markets. Among major banks, our convertible preferred investments in Citigroup(3) and Bank of America provided strong returns, along with our common stock position in Wells Fargo.

(3.) This holding was sold by period-end.


                              6 | Semiannual Report

The Fund's equity investments in telecommunications companies such as AT&T and Verizon were weaker performers as investors focused on businesses more leveraged to the recovering economy. Consistent with our strategy, we continued to view the dividend yields and total return opportunity offered by the telecommunication services sector as attractive despite a slowdown in growth for the wireless telecommunications industry.

The Fund's fixed income weighting remained focused on investment-grade corporate bonds as well as select opportunities in high yield corporate bonds. During the period, continued credit spread contraction benefited Fund holdings by driving the total return of investment-grade corporate bonds ahead of the broader fixed income market benchmark. For example, the BC U.S. Aggregate Index's investment-grade corporate bond component returned +4.82%, while U.S. Treasuries returned +0.89%.

The fund benefited from strong gains among several banking and finance companies, REITs, energy holdings and consumer non-cyclical companies. Within the banking industry, bonds issued by Bank of America, Wells Fargo and JPMorgan Chase & Co. all benefited results. A bond issued by iStar Financial, a specialized real estate lending company, increased in value after the commercial real estate market began to function in a more normal manner.

In the energy sector, the Fund benefited from a diversified cross section of holdings including securities from Petroplus Finance, a leading independent refiner in Europe and the U.K., Weatherford International, a leading provider of oilfield services and equipment, and Chesapeake Energy, a leading domestic onshore producer of oil and gas.

Select individual corporate bond holdings underperformed, including The Goldman Sachs Group, Icahn Enterprises(3) and Boston Scientific.

At period-end the Fund had several equity call and put options, which we used to manage our positions and adhere to specific buy-and-sell targets. None of the derivatives in the Fund provided leverage or speculative exposure to a specific investment.

TOP 5 EQUITY HOLDINGS
Franklin Balanced Fund
4/30/10

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
Merck & Co. Inc.                   2.1%
   HEALTH CARE
ConocoPhillips                     1.9%
   ENERGY
Verizon Communications Inc.        1.8%
   TELECOMMUNICATION SERVICES
Bank of America Corp.              1.7%
   FINANCIALS
AT&T Inc.                          1.7%
   TELECOMMUNICATION SERVICES

TOP 5 BOND HOLDINGS
Franklin Balanced Fund
4/30/10

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
MGM Mirage                         2.1%
   CONSUMER DISCRETIONARY
California State GO                1.3%
   MUNICIPAL BONDS
Bank of America Corp.              1.1%
   FINANCIALS
Cemex SAB de C.V.                  1.1%
   MATERIALS
iStar Financial Inc.               1.0%
   FINANCIALS


                              Semiannual Report | 7

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks

Edward D. Perks, CFA

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott

Alan E. Muschott, CFA

(PHOTO OF SHAWN LYONS)


/s/ Shawn Lyons

Shawn Lyons, CFA

Portfolio Management Team
Franklin Balanced Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN BALANCED FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FBLAX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.82    $9.37      $8.55
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1800

CLASS C (SYMBOL: FBMCX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.82    $9.31      $8.49
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1475

CLASS R (SYMBOL: N/A)                       CHANGE   4/30/10   10/31/09
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$0.82    $9.38      $8.56
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1707

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/10   10/31/09
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       +$0.82    $9.38      $8.56
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1936


                              Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR   3-YEAR   INCEPTION (7/3/06)
-------                                 -------          -------   ------   ------------------
Cumulative Total Return(2)               +11.80%          +37.31%   -3.27%        +11.85%
Average Annual Total Return(3)            +5.39%          +29.49%   -3.04%         +1.39%
Value of $10,000 Investment(4)          $10,539          $12,949   $9,117        $10,542
Avg. Ann. Total Return (3/31/10)(5)                       +39.29%   -2.69%         +0.84%
   Distribution Rate(6)                           3.62%
   30-Day Standardized Yield(7)                   2.63%
   Total Annual Operating Expenses(8)
      Without Waiver                              1.31%
      With Waiver                                 1.02%

CLASS C                                 6-MONTH           1-YEAR   3-YEAR   INCEPTION (7/3/06)
-------                                 -------          -------   ------   ------------------
Cumulative Total Return(2)               +11.48%          +36.47%   -5.23%        +8.97%
Average Annual Total Return(3)           +10.48%          +35.47%   -1.78%        +2.27%
Value of $10,000 Investment(4)          $11,048          $13,547   $9,477       $10,897
Avg. Ann. Total Return (3/31/10)(5)                       +45.81%   -1.40%        +1.75%
   Distribution Rate(6)                           3.20%
   30-Day Standardized Yield(7)                   2.09%
   Total Annual Operating Expenses(8)
      Without Waiver                              2.01%
      With Waiver                                 1.72%

CLASS R                                 6-MONTH           1-YEAR   3-YEAR   INCEPTION (7/3/06)
-------                                 -------          -------   ------   ------------------
Cumulative Total Return(2)               +11.67%          +36.99%   -3.72%        +11.17%
Average Annual Total Return(3)           +11.67%          +36.99%   -1.25%         +2.81%
Value of $10,000 Investment(4)          $11,167          $13,699   $9,628        $11,117
Avg. Ann. Total Return (3/31/10)(5)                       +47.65%   -0.85%         +2.31%
   Distribution Rate(6)                           3.65%
   30-Day Standardized Yield(7)                   2.59%
   Total Annual Operating Expenses(8)
      Without Waiver                              1.53%
      With Waiver                                 1.24%


                             10 | Semiannual Report

ADVISOR CLASS                           6-MONTH           1-YEAR   3-YEAR   INCEPTION (7/3/06)
-------------                           -------          -------   ------   ------------------
Cumulative Total Return(2)               +11.95%          +37.62%   -2.38%        +13.12%
Average Annual Total Return(3)           +11.95%          +37.62%   -0.80%         +3.28%
Value of $10,000 Investment(4)          $11,195          $13,762   $9,762        $11,312
Avg. Ann. Total Return (3/31/10)(5)                       +48.17%   -0.45%         +2.75%
   Distribution Rate(6)                           4.14%
   30-Day Standardized Yield(7)                   3.09%
   Total Annual Operating Expenses(8)
      Without Waiver                              1.03%
      With Waiver                                 0.74%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR ASSUME CERTAIN EXPENSES SO THAT COMMON EXPENSES (EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.71% (OTHER THAN CERTAIN NONROUTINE EXPENSES), UNTIL 2/28/11.

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have a higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 2.49%, 1.96%, 2.46%, and 2.95% for Classes A, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 4/30/10.

(7.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 11

Your Fund's Expenses

FRANKLIN BALANCED FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09- 4/30/10
                                           -----------------   --------------   ------------------------
CLASS A
Actual                                           $1,000           $1,118.00               $5.30
Hypothetical (5% return before expenses)         $1,000           $1,019.79               $5.06
CLASS C
Actual                                           $1,000           $1,114.80               $8.97
Hypothetical (5% return before expenses)         $1,000           $1,016.31               $8.55
CLASS R
Actual                                           $1,000           $1,116.70               $6.35
Hypothetical (5% return before expenses)         $1,000           $1,018.79               $6.06
ADVISOR CLASS
Actual                                           $1,000           $1,119.50               $3.73
Hypothetical (5% return before expenses)         $1,000           $1,021.27               $3.56

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.01%; C: 1.71%; R:
     1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 4/30/10


                                  (PIE CHART)


Convertible Bonds                           74.6%
Convertible Preferred Stocks                22.7%
Short-Term Investments & Other Net Assets    2.7%

This semiannual report for Franklin Convertible Securities Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Convertible Securities Fund - Class A delivered a +17.40% cumulative total return. The Fund underperformed its benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which had a +22.26% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BofAML All Total Return Alternatives U.S. Convertibles Index consists of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                             14 | Semiannual Report

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

Nearly every sector the Fund invested in rose in value, as did the majority of the portfolio's individual securities, supporting overall performance during the six months under review. In an environment of improving economic data and rebounding consumer spending, the Fund's economically sensitive (or cyclical) sectors such as consumer discretionary, information technology, financials and industrials fared particularly well. Notable consumer discretionary investments included specialty retail and automobile industry holdings, as sales accelerated during the period. Automobile manufacturer Ford Motor, a new Fund position in Coinstar, an operator of supermarket coin-counting and DVD rental machines, and discount footwear purveyor DSW, led returns. The Fund's media industry holding Live Nation Entertainment, the world's largest ticket seller and promoter of live entertainment, and which recently purchased Ticketmaster in a bid to expand its services, was another strong contributor from the consumer discretionary sector.

Strong earnings from technology-related firms offered evidence that businesses around the world were beginning to invest in new computers, software and server systems after delaying such upgrades during the recession. The Fund's large allocation to the information technology sector appeared to benefit from this trend. Companies that manufacture semiconductors and related equipment were among the top recipients of increased business investment during the period, allowing the Fund's positions in Microchip Technology, Micron Technology and Intel to increase in value. Many manufacturers of computers and peripherals rose in value, such as Fund holdings EMC and NetApp, which design and make data-storage devices and related software.


                             Semiannual Report | 15

TOP 10 HOLDINGS
Franklin Convertible Securities Fund
4/30/10

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
---------------                   ----------
WESCO International Inc.             2.8%
   INDUSTRIALS
Alliance Data Systems Corp.          2.6%
   INFORMATION TECHNOLOGY
Citigroup Inc.                       2.5%
   FINANCIALS
Ford Motor Co. Capital Trust II      2.4%
   CONSUMER DISCRETIONARY
Intel Corp.                          2.3%
   INFORMATION TECHNOLOGY
Microchip Technology Inc.            2.3%
   INFORMATION TECHNOLOGY
Carnival Corp.                       2.2%
   CONSUMER DISCRETIONARY
MGM Mirage                           2.2%
   CONSUMER DISCRETIONARY
VeriFone Holdings Inc.               2.2%
   INFORMATION TECHNOLOGY
Coinstar Inc.                        2.1%
   CONSUMER DISCRETIONARY

In the financials sector, real estate investment trusts iStar Financial and Simon Property Group (sold by period-end) rebounded from depressed levels. Within the diversified financial services industry, banking and financial services conglomerate Citigroup was a strong contributor to returns. Other strong performers during the period included, in the health care sector, biotechnology company BioMarin Pharmaceutical and generic pharmaceutical manufacturer Mylan. Additionally, electrical products distributor WESCO International was a strong performer for the Fund.

Despite the Fund's positive overall results, there were some detractors from performance, particularly among companies typically considered non-cyclical. Our only holding in the out-of-favor consumer staples sector, agricultural conglomerate Archer Daniels Midland, lost value. The Fund's utilities holdings produced positive but somewhat lackluster returns in light of the market's strength during the six months under review. A key detractor was the Fund's position in independent power producer and marketer NRG Energy, which we sold. Our telecommunications- and energy-related holdings also produced tepid returns. In other sectors, biotechnology company Gilead Sciences in health care, and a Liberty Media security convertible into Motorola in information technology, lost value during the period.


                             16 | Semiannual Report

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott

Alan E. Muschott, CFA

(PHOTO OF MATTHEW QUINLAN)


/s/ Matthew Quinlan

Matthew Quinlan, CFA

(PHOTO OF J. BLAIR SCHMICKER)


/s/ J. Blair Schmicker

J. Blair Schmicker, CFA

Portfolio Management Team
Franklin Convertible Securities Fund

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 17

J. BLAIR SCHMICKER assumed portfolio manager responsibilities for Franklin Convertible Securities Fund in February 2010. He specializes in equity research analysis of the utilities and industrials sectors. His primary research coverage includes the integrated utility, capital goods, alternative energy and construction industries.

Prior to joining Franklin Templeton Investments in 2007, Mr. Schmicker worked as an associate at Aetos Capital and as an analyst at Credit Suisse.

Mr. Schmicker received an M.B.A. from The Wharton School, and a B.A. in economics and mathematics from Dartmouth College. Mr. Schmicker is a Chartered Financial Analyst (CFA) Charterholder and a member of the CFA Institute.


                             18 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISCX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.81    $14.09    $12.28
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.3043

CLASS C (SYMBOL: FROTX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.78    $13.94    $12.16
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.2567

ADVISOR CLASS (SYMBOL: FCSZX)               CHANGE   4/30/10   10/31/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$1.81    $14.10    $12.29
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.3200


                             Semiannual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               +17.40%          +43.69%   +33.22%   +76.00%
Average Annual Total Return(2)           +10.64%          +35.40%    +4.66%    +5.19%
Value of $10,000 Investment(3)          $11,064          $13,540   $12,559   $16,590
Avg. Ann. Total Return (3/31/10)(4)                       +44.54%    +3.45%    +4.69%
   Distribution Rate(5)                           4.01%
   30-Day Standardized Yield(6)                   2.29%
   Total Annual Operating Expenses(7)             0.98%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               +16.90%          +42.76%   +28.37%   +63.42%
Average Annual Total Return(2)           +15.90%          +41.76%    +5.12%    +5.03%
Value of $10,000 Investment(3)          $11,590          $14,176   $12,837   $16,342
Avg. Ann. Total Return (3/31/10)(4)                       +51.27%    +3.90%    +4.53%
   Distribution Rate(5)                           3.68%
   30-Day Standardized Yield(6)                   1.69%
   Total Annual Operating Expenses(7)             1.73%

ADVISOR CLASS(8)                        6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------------                        -------          -------   -------   -------
Cumulative Total Return(1)               +17.53%          +44.12%   +33.99%   +77.02%
Average Annual Total Return(2)           +17.53%          +44.12%    +6.03%    +5.88%
Value of $10,000 Investment(3)          $11,753          $14,412   $13,399   $17,702
Avg. Ann. Total Return (3/31/10)(4)                       +53.71%    +4.78%    +5.37%
   Distribution Rate(5)                           4.46%
   30-Day Standardized Yield(6)                   2.67%
   Total Annual Operating Expenses(7)             0.73%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             20 | Semiannual Report

ENDNOTES

THE FUND MAY INVEST IN HIGH YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY VOLATILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Classes C and Advisor) per share on 4/30/10.

(6.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.15% and +1.09%.


                             Semiannual Report | 21

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             22 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09- 4/30/10
                                           -----------------   --------------   ------------------------
CLASS A
Actual                                           $1,000           $1,174.00              $4.91
Hypothetical (5% return before expenses)         $1,000           $1,020.28              $4.56
CLASS C
Actual                                           $1,000           $1,169.00              $8.93
Hypothetical (5% return before expenses)         $1,000           $1,016.56              $8.30
ADVISOR CLASS
Actual                                           $1,000           $1,175.30              $3.56
Hypothetical (5% return before expenses)         $1,000           $1,021.52              $3.31

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91%; C: 1.66%; and Advisor: 0.66%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 23

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Equity Income Fund - Class A delivered a +13.94% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +15.66% total return.(1) The Fund's results were comparable to that of its peers in the Lipper Equity Income Funds Classification Average, which returned +13.89% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 27.

INVESTMENT STRATEGY

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies we believe are financially strong but undervalued by the market. To identify such companies, we use a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per-share dividends by its per-share market price). Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

(2.) Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 4/30/10, there were 302 funds in this category. Lipper calculations do not include sales charges, or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 70.


                             24 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Equity Income Fund
11/1/09-4/30/10

                                     DIVIDEND PER SHARE
           ---------------------------------------------------------------------
MONTH        CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
-----      -----------   -----------   -----------   -----------   -------------
November    3.50 cents    2.64 cents    2.64 cents    3.20 cents     3.78 cents
December    3.50 cents    2.49 cents    2.51 cents    3.15 cents     3.82 cents
January     3.50 cents    2.49 cents    2.51 cents    3.15 cents     3.82 cents
February    3.50 cents    2.49 cents    2.51 cents    3.15 cents     3.82 cents
March       3.50 cents    2.51 cents    2.51 cents    3.15 cents     3.82 cents
April       3.50 cents    2.51 cents    2.51 cents    3.15 cents     3.82 cents
           -----------   -----------   -----------   -----------    -----------
TOTAL      21.00 CENTS   15.13 CENTS   15.19 CENTS   18.95 CENTS    22.88 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Fund performance was aided by positive and broad-based returns across equity markets, and more specifically by investors' preference for cyclical stocks, as U.S. and global economies exhibited signs of recovery and renewed growth. In this environment, every sector the Fund invested in produced positive results, with some of the highest returns generated by our holdings in the economically sensitive industrials, consumer discretionary, information technology and financials sectors. Industrial conglomerates 3M and General Electric were standout performers within the industrials sector, as was heavy machinery manufacturer Caterpillar. Consumers increased their discretionary spending during the period, which aided the Fund's positions in retailers such as The Home Depot and Best Buy. As corporate earnings improved, businesses generally began to engage in a long-awaited equipment upgrade cycle that had been delayed by the recession. This shift in business sentiment had a positive impact on a wide range of technology-related Fund holdings. These included computer and office equipment makers such as International Business Machines and Xerox, microchip manufacturers Intel and Microchip Technology, and software giant Microsoft, whose latest version of the Windows operating system was well received in the marketplace. The Fund's investments in the financials sector were supported foremost by supplemental insurance specialist Aflac and a rebound in the share prices of banks such as Bank of America, Citigroup and Wells Fargo & Co.

Despite the Fund's solid results this reporting period, some typically noncyclical sectors represented in the Fund's portfolio -- including consumer staples, utilities and health care -- lagged the overall market's advance, producing comparatively weaker returns as they generally fell out of favor with investors. Individual detractors from performance, however, were few and far

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Financials                                  15.4%
Information Technology                      13.9%
Industrials                                 13.7%
Health Care                                 12.7%
Energy                                      10.7%
Consumer Discretionary                      10.6%
Utilities                                    5.9%
Consumer Staples                             5.8%
Telecommunication Services                   5.0%
Materials                                    2.5%
Short-Term Investments & Other Net Assets    3.8%


                             Semiannual Report | 25

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/10

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Wells Fargo & Co.                          3.6%
   FINANCIALS
JPMorgan Chase & Co.                       3.4%
   FINANCIALS
Merck & Co.                                2.9%
   HEALTH CARE
Microsoft Corp.                            2.8%
   INFORMATION TECHNOLOGY
Intel Corp.                                2.4%
   INFORMATION TECHNOLOGY
Johnson & Johnson                          2.4%
   HEALTH CARE
Chevron Corp.                              2.4%
   ENERGY
Microchip Technology Inc.                  2.4%
   INFORMATION TECHNOLOGY
3M Co.                                     2.3%
   INDUSTRIALS
International Business Machines Corp.      2.2%
   INFORMATION TECHNOLOGY

between. Five securities that performed poorly or lost value for the six-month period were multi-utility Sempra Energy; Finnish communications equipment manufacturer Nokia; Swiss prescription drug maker Roche Holding, which recently acquired Genentech as its own pharmaceuticals subsidiary; oil and gas conglomerate Exxon Mobil; and Netherlands-based multinational Unilever, which produces a wide range of food and personal care products.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott

Alan E. Muschott, CFA

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks

Edward D. Perks, CFA

(PHOTO OF FRANK M. FELICELLI)


/s/ Frank M. Felicelli

Frank M. Felicelli, CFA

Portfolio Management Team
Franklin Equity Income Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             26 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISEX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.74    $15.80    $14.06
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.2100

CLASS B (SYMBOL: FBEIX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.73    $15.71    $13.98
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1513

CLASS C (SYMBOL: FRETX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.73    $15.73    $14.00
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1519

CLASS R (SYMBOL: FREIX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.74    $15.81    $14.07
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1895

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/10   10/31/09
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       +$1.74    $15.81    $14.07
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.2288


                             Semiannual Report | 27

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +13.94%           +38.06%    +2.54%   +35.46%
Average Annual Total Return(2)            +7.37%           +30.12%    -0.68%    +2.47%
Value of $10,000 Investment(3)          $10,737           $13,012   $ 9,665   $12,770
Avg. Ann. Total Return (3/31/10)(4)                        +36.74%    -1.31%    +2.38%
   Distribution Rate(5)                           2.51%
   30-Day Standardized Yield(6)                   2.18%
   Total Annual Operating Expenses(7)             1.06%

CLASS B                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +13.50%           +37.02%    -1.25%   +27.72%
Average Annual Total Return(2)            +9.50%           +33.02%    -0.57%    +2.48%
Value of $10,000 Investment(3)          $10,950           $13,302   $ 9,718   $12,772
Avg. Ann. Total Return (3/31/10)(4)                        +39.97%    -1.19%    +2.37%
   Distribution Rate(5)                           1.92%
   30-Day Standardized Yield(6)                   1.56%
   Total Annual Operating Expenses(7)             1.81%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +13.49%           +37.08%    -1.18%   +25.76%
Average Annual Total Return(2)           +12.49%           +36.08%    -0.24%    +2.32%
Value of $10,000 Investment(3)          $11,249           $13,608   $ 9,882   $12,576
Avg. Ann. Total Return (3/31/10)(4)                        +42.92%    -0.87%    +2.22%
   Distribution Rate(5)                           1.91%
   30-Day Standardized Yield(6)                   1.56%
   Total Annual Operating Expenses(7)             1.81%

CLASS R                                 6-MONTH            1-YEAR    5-YEAR    INCEPTION (8/1/02)
-------                                 -------           -------    -------   ------------------
Cumulative Total Return(1)               +13.78%           +37.81%     +1.22%         +33.92%
Average Annual Total Return(2)           +13.78%           +37.81%     +0.24%          +3.84%
Value of $10,000 Investment(3)          $11,378           $13,781    $10,122         $13,392
Avg. Ann. Total Return (3/31/10)(4)                        +44.66%     -0.39%          +3.63%
   Distribution Rate(5)                            2.39%
   30-Day Standardized Yield(6)                    2.06%
   Total Annual Operating Expenses(7)              1.31%

ADVISOR CLASS(8)                        6-MONTH             1-YEAR    5-YEAR   10-YEAR
----------------                        -------            -------   -------   -------
Cumulative Total Return(1)               +14.07%            +38.47%    +3.09%   +36.19%
Average Annual Total Return(2)           +14.07%            +38.47%    +0.61%    +3.14%
Value of $10,000 Investment(3)          $11,407            $13,847   $10,309   $13,619
Avg. Ann. Total Return (3/31/10)(4)                         +45.46%    -0.03%    +3.04%
   Distribution Rate(5)                            2.90%
   30-Day Standardized Yield(6)                    2.55%
   Total Annual Operating Expenses(7)              0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             28 | Semiannual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND MAY INVEST UP TO 25% OF ITS NET ASSETS IN FOREIGN SECURITIES INCLUDING EMERGING MARKETS, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/10.

(6.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -13.35% and -7.05%.


                             Semiannual Report | 29

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             30 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09- 4/30/10
                                           -----------------   --------------   ------------------------
CLASS A
Actual                                           $1,000           $1,139.40              $5.25
Hypothetical (5% return before expenses)         $1,000           $1,019.89              $4.96
CLASS B
Actual                                           $1,000           $1,135.00              $9.11
Hypothetical (5% return before expenses)         $1,000           $1,016.27              $8.60
CLASS C
Actual                                           $1,000           $1,134.90              $9.21
Hypothetical (5% return before expenses)         $1,000           $1,016.17              $8.70
CLASS R
Actual                                           $1,000           $1,137.80              $6.57
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.21
ADVISOR CLASS
Actual                                           $1,000           $1,140.70              $3.93
Hypothetical (5% return before expenses)         $1,000           $1,021.12              $3.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; B: 1.72%; C: 1.74%; R: 1.24%; and
     Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 31

Franklin Limited Maturity U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(2)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/10

                                  (PIE CHART)

U.S. Government & Agency Securities ............   69.1%
Mortgage-Backed Securities .....................   27.1%
Short-Term Investments & Other Net Assets ......    3.8%

This semiannual report for Franklin Limited Maturity U.S. Government Securities Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A delivered a +0.97% cumulative total return. The Fund

(1.) In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

(2.) Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 75.


                             32 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/09-4/30/10

                   DIVIDEND PER SHARE
           --------------------------------
MONTH        CLASS A       ADVISOR CLASS
-----      -----------   ------------------
November    2.39 cents       2.48 cents
December    2.39 cents       2.48 cents
January     2.39 cents       2.48 cents
February    2.39 cents       2.48 cents
March       2.39 cents       2.47 cents
April       2.19 cents       2.27 cents
           -----------      -----------
TOTAL      14.14 CENTS      14.66 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

underperformed the +1.06% total return of its benchmark, the Barclays Capital
(BC) U.S. Treasury Index: 1-5 Year Component.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 36.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between one and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae
(FNMA) and Freddie Mac (FHLMC).(2) The Fund's portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

(3.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Treasury Index: 1-5 Year Component is the 1-5 year component of the BC U.S. Treasury Index. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                             Semiannual Report | 33

MANAGER'S DISCUSSION

During the reporting period, economic data continued to provide the market with optimism. A U.S. economic recovery appeared to be well under way, as continued positive employment market and manufacturing sector data drove growth. Ongoing signs of a possible bottoming and rebound in the housing market helped drive a more positive market outlook. Inflation remained relatively contained and employment and capacity utilization data continued to support lower inflation over the near term.

As measured by BC Indexes, most fixed income sectors posted positive returns during the period, including the FHLMC Index (+1.97%), the FNMA Index (+1.98%), the Ginnie Mae (GNMA) Index (+2.32%), the U.S. Hybrid Adjustable-Rate Mortgage
(ARM) Index (+1.45%) and the U.S. Agency Index (+1.54%).(4) The Fund, which typically looks for attractive valuations within lower interest rate risk government bond markets, benefited from these trends.

Following its investment strategy, the Fund invested in government-related securities, such as U.S. Treasuries, agency debentures, agency mortgage pass-through securities, both fixed and adjustable rate, and cash investments. The Fund's non-Treasury sectors outperformed comparable nominal U.S. Treasuries. Although we continued to emphasize agency debentures due to their return potential and income advantage over Treasuries, we reduced our exposure to this sector as they became more fairly valued, in our view. We increased our allocation to U.S. Treasuries as we found opportunities we considered attractive.

(4.) Source: (C) 2010 Morningstar. The BC FHLMC Index is the FHLMC component of the BC Fixed Rate Mortgage-Backed Securities (MBS) Index and includes the mortgage-backed pass-through securities of the FHLMC. The BC FNMA Index is the FNMA component of the BC Fixed Rate MBS Index and includes the mortgage-backed pass-through securities of the FNMA. The BC GNMA Index is the GNMA component of the BC Fixed Rate MBS Index and includes the mortgage-backed pass-through securities of the GNMA. The BC U.S. Hybrid ARM Index is the hybrid ARM component of the BC U.S. MBS Index and covers agency pass-through securities that pay a fixed interest rate for a period of time (usually 3, 5, 7 or 10 years) before switching to a floating coupon rate, thereby combining the features of fixed- and adjustable-rate mortgages. Hybrid ARM securities are index eligible for their fixed-rate term and are removed from the index one year prior to their floating coupon date. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.


                             34 | Semiannual Report

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF KENT BURNS)


/s/ Kent Burns

Kent Burns, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok

Paul Varunok

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 35

Performance Summary as of 4/30/10

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRGVX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.04    $10.44    $10.48
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1414

ADVISOR CLASS (SYMBOL: FSUAX)               CHANGE   4/30/10   10/31/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       -$0.04    $10.43    $10.47
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1466

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                 -------          ------   ------   -------
Cumulative Total Return(1)               +0.97%          +2.72%   +24.08%  +56.75%
Average Annual Total Return(2)           -1.29%          +0.42%    +3.94%   +4.36%
Avg. Ann. Total Return (3/31/10)(3)                      +0.28%    +3.99%   +4.33%
   Distribution Rate(4)                           2.46%
   30-Day Standardized Yield(5)                   1.25%
   Total Annual Operating Expenses(6)             0.84%

ADVISOR CLASS                           6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------------                           -------          ------   ------   -------
Cumulative Total Return(1)               +1.02%          +2.82%   +24.72%  +58.35%
Average Annual Total Return(2)           +1.02%          +2.82%    +4.52%   +4.70%
Avg. Ann. Total Return (3/31/10)(3)                      +2.69%    +4.57%   +4.69%
   Distribution Rate(4)                           2.61%
   30-Day Standardized Yield(5)                   1.38%
   Total Annual Operating Expenses(6)             0.74%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             36 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/10.

(5.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 37

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             38 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
-------                                    -----------------   --------------   ------------------------
Actual                                           $1,000           $1,009.70              $4.04
Hypothetical (5% return before expenses)         $1,000           $1,020.78              $4.06
ADVISOR CLASS
Actual                                           $1,000           $1,010.20              $3.54
Hypothetical (5% return before expenses)         $1,000           $1,021.27              $3.56

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.81% and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 39

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

We are pleased to bring you Franklin Real Return Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Real Return Fund - Class A delivered a +3.40% cumulative total return. The Fund performed comparably to its benchmark, the Barclays Capital (BC) U.S. TIPS Index, which posted a +3.49% total return.(1) The Fund outperformed the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 2.2% for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 43.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market,

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity and includes reinvested interest.

(2.) Source: (C) 2010 Morningstar. The CPI, calculated by the U.S. Bureau of
     Labor Statistics, is a measure of the average change in prices of all goods and services purchased for consumption by urban householders. User fees and sales and excise taxes paid by the consumer are included. Income taxes and investment items are not included. CPI for urban consumers includes expenditure by urban wage earners and clerical workers, professional, managerial, and technical workers, the self-employed, short-term workers, the unemployed, retirees and others not in the labor force. This represents about 80% of the total U.S. population. Also known as Cost-of-Living Index.

The indexes are unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 82.


                             40 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Real Return Fund
11/1/09-4/30/10

                         DIVIDEND PER SHARE
             ----------------------------------------
MONTH          CLASS A      CLASS C     ADVISOR CLASS
-----        -----------   ----------   -------------
November**            --           --             --
December      3.44 cents   3.44 cents     6.20 cents
January**             --           --             --
February      1.28 cents   0.72 cents     1.69 cents
March         3.89 cents   3.53 cents     4.14 cents
April         1.76 cents   1.43 cents     1.98 cents
TOTAL        10.37 CENTS   9.12 CENTS    14.01 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund's primary investments.

industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

During the period under review, we invested the Fund's assets in the allowable sectors. At period-end, 64.5% of the Fund's total net assets were invested in U.S. Treasury Inflation Protected Securities. For diversification, we also allocated some of the Fund's assets to natural resources, real estate investment trusts, short-term non-U.S. dollar securities and high yield sectors. We employed a non-U.S. dollar strategy to help manage against dollar weakness versus certain currencies.

The global economic recovery that began in early 2009 continued into the first quarter of 2010. Inflationary trends were mixed. Core inflation was weak due to slack in labor and housing markets, but emerging economies showed strength and put upward pressure on commodity and energy prices. Our diversified mix of inflation-sensitive assets performed well over the period. Each sector in the Fund contributed positively toward absolute return.

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 4/30/10

                                   (BAR CHART)

U.S. Treasury Inflation Protected Securities     64.5%
Foreign Government Debt Securities               14.7%
Exchange Traded Funds                             4.8%
Natural Resources - Common Stocks*                4.7%
Corporate Bonds**                                 4.5%
Diversified Financials - Preferred Stocks         0.0%***
Short-Term Investments & Other Net Assets         6.8%

*    In the SOI, the natural resources sector comprises energy and materials.

**   Includes Senior Floating Rate Interests.

***  Rounds to 0.0%.


                             Semiannual Report | 41

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey

T. Anthony Coffey, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns

Kent Burns, CFA

Portfolio Management Team
Franklin Real Return Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             42 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRRAX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.26    $11.00     $10.74
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1037

CLASS C (SYMBOL: FRRCX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.25    $10.94     $10.69
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0912

ADVISOR CLASS (SYMBOL: FARRX)               CHANGE   4/30/10   10/31/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$0.24    $11.02     $10.78
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1401


                             Semiannual Report | 43

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                     6-MONTH           1-YEAR    5-YEAR   INCEPTION (11/17/04)
-------                                     -------           -------   ------   --------------------
Cumulative Total Return(2)                   +3.40%           +10.39%   +30.66%        +32.30%
Average Annual Total Return(3)               -1.02%            +5.66%    +4.59%         +4.44%
Avg. Ann. Total Return (3/31/10)(4)                            +5.64%    +4.54%         +4.30%
   Distribution Rate(5)                               1.84%
   30-Day Standardized Yield(6)                       0.60%
   Total Annual Operating Expenses(7)
      Without Waiver                                  1.09%
      With Waiver                                     0.90%

CLASS C                                                       6-MONTH   1-YEAR   INCEPTION (11/3/08)
-------                                                       -------   ------   --------------------
Cumulative Total Return(2)                                     +3.20%    +9.88%        +15.44%
Average Annual Total Return(3)                                 +2.20%    +8.88%        +10.13%
Avg. Ann. Total Return (3/31/10)(4)                                      +8.83%         +9.93%
   Distribution Rate(5)                               1.57%
   30-Day Standardized Yield(6)                       0.22%
   Total Annual Operating Expenses(7)
      Without Waiver                                  1.49%
      With Waiver                                     1.30%

ADVISOR CLASS                               6-MONTH           1-YEAR    5-YEAR   INCEPTION (11/17/04)
-------------                               -------           -------   ------   --------------------
Cumulative Total Return(2)                   +3.55%           +10.63%   +32.28%        +34.13%
Average Annual Total Return(3)               +3.55%           +10.63%    +5.75%         +5.54%
Avg. Ann. Total Return (3/31/10)(4)                           +10.63%    +5.73%         +5.41%
   Distribution Rate(5)                               2.16%
   30-Day Standardized Yield(6)                       0.86%
   Total Annual Operating Expenses(7)
      Without Waiver                                  0.84%
      With Waiver                                     0.65%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR ASSUME CERTAIN EXPENSES SO THAT COMMON EXPENSES (EXCLUDING RULE 12B-1 FEES AND ACQUIRED FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.65% (OTHER THAN CERTAIN NONROUTINE EXPENSES) UNTIL 2/28/11.


                             44 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total return would have been lower, and yields for the period would have been 0.39%, 0.02% and 0.66% for Classes A, C and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Class C and Advisor) per share on 4/30/10.

(6.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 45

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             46 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09- 4/30/10
                                           -----------------   --------------   ------------------------
CLASS A
Actual                                           $1,000           $1,034.00              $4.54
Hypothetical (5% return before expenses)         $1,000           $1,020.33              $4.51
CLASS C
Actual                                           $1,000           $1,032.00              $6.55
Hypothetical (5% return before expenses)         $1,000           $1,018.35              $6.51
ADVISOR CLASS
Actual                                           $1,000           $1,035.50              $3.28
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.26

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%; C: 1.30%; and
     Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 47

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCED FUND

                                                  SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    ---------------------------------------
CLASS A                                              (UNAUDITED)       2009      2008      2007      2006(a)
-------                                           ----------------   -------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $   8.55       $  7.00   $ 11.36    $ 10.65    $ 10.00
                                                      --------       -------   -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ...................           0.16          0.35      0.39       0.36       0.10
   Net realized and unrealized gains
      (losses) ................................           0.84          1.59     (4.09)      0.68       0.62
                                                      --------       -------   -------    -------    -------
Total from investment operations ..............           1.00          1.94     (3.70)      1.04       0.72
                                                      --------       -------   -------    -------    -------
Less distributions from:
   Net investment income ......................          (0.18)        (0.39)    (0.42)     (0.33)     (0.07)
   Net realized gains .........................             --            --     (0.24)        --         --
                                                      --------       -------   -------    -------    -------
Total distributions ...........................          (0.18)        (0.39)    (0.66)     (0.33)     (0.07)
                                                      --------       -------   -------    -------    -------
Redemption fees(d) ............................             --            --        --(e)      --(e)      --(e)
                                                      --------       -------   -------    -------    -------
Net asset value, end of period ................       $   9.37       $  8.55   $  7.00    $ 11.36    $ 10.65
                                                      ========       =======   =======    =======    =======
Total return(f) ...............................          11.80%        29.03%   (34.20)%     9.91%      7.20%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates .................................           1.19%         1.26%     1.34%      1.58%      2.02%
Expenses net of waiver and payments by
   affiliates .................................           1.01%         0.99%     1.01%      1.04%      1.06%
Net investment income .........................           3.57%         4.69%     3.99%      3.26%      2.84%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $120,709       $88,376   $39,061    $35,180    $17,258
Portfolio turnover rate .......................          20.66%        73.57%    51.48%     77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             48 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                  SIX MONTHS ENDED            YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    ---------------------------------------
CLASS C                                              (UNAUDITED)       2009      2008       2007     2006(a)
-------                                           ----------------   -------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  8.49        $  6.96   $ 11.30    $10.62     $10.00
                                                      -------        -------   -------    ------     ------
Income from investment operations(b):
   Net investment income(c) ...................          0.13           0.29      0.33      0.30       0.07
   Net realized and unrealized gains
      (losses) ................................          0.84           1.59     (4.08)     0.68       0.62
                                                      -------        -------   -------    ------     ------
Total from investment operations ..............          0.97           1.88     (3.75)     0.98       0.69
                                                      -------        -------   -------    ------     ------
Less distributions from:
   Net investment income ......................         (0.15)         (0.35)    (0.35)    (0.30)     (0.07)
   Net realized gains .........................            --             --     (0.24)       --         --
                                                      -------        -------   -------    ------     ------
Total distributions ...........................         (0.15)         (0.35)    (0.59)    (0.30)     (0.07)
                                                      -------        -------   -------    ------     ------
Redemption fees(d) ............................            --             --        --(e)     --(e)      --(e)
                                                      -------        -------   -------    ------     ------
Net asset value, end of period ................       $  9.31        $  8.49   $  6.96    $11.30     $10.62
                                                      =======        =======   =======    ======     ======
Total return(f) ...............................         11.48%         28.08%   (34.69)%    9.33%      6.90%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates .................................          1.89%          1.96%     2.00%     2.25%      2.65%
Expenses net of waiver and payments by
   affiliates .................................          1.71%          1.69%     1.67%     1.71%      1.69%
Net investment income .........................          2.87%          3.99%     3.33%     2.59%      2.21%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $34,074        $19,423   $ 7,136    $6,542     $  242
Portfolio turnover rate .......................         20.66%         73.57%    51.48%    77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 49

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                  SIX MONTHS ENDED            YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    --------------------------------------
CLASS R                                             (UNAUDITED)       2009      2008      2007      2006(a)
-------                                           ----------------   ------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $ 8.56        $ 7.00   $ 11.36    $ 10.64    $ 10.00
                                                       ------        ------   -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ...................          0.15          0.32      0.37       0.34       0.09
   Net realized and unrealized gains
      (losses) ................................          0.84          1.62     (4.09)      0.69       0.62
                                                       ------        ------   -------    -------    -------
Total from investment operations ..............          0.99          1.94     (3.72)      1.03       0.71
                                                       ------        ------   -------    -------    -------
Less distributions from:
   Net investment income ......................         (0.17)        (0.38)    (0.40)     (0.31)     (0.07)
   Net realized gains .........................            --            --     (0.24)        --         --
                                                       ------        ------   -------    -------    -------
Total distributions ...........................         (0.17)        (0.38)    (0.64)     (0.31)     (0.07)
                                                       ------        ------   -------    -------    -------
Redemption fees(d) ............................            --            --        --(e)      --(e)      --(e)
                                                       ------        ------   -------    -------    -------
Net asset value, end of period ................        $ 9.38        $ 8.56   $  7.00    $ 11.36    $ 10.64
                                                       ======        ======   =======    =======    =======
Total return(f) ...............................         11.67%        28.73%   (34.26)%     9.83%      7.10%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates .................................          1.39%         1.48%     1.54%      1.75%      2.17%
Expenses net of waiver and payments by
   affiliates .................................          1.21%         1.21%     1.21%      1.21%      1.21%
Net investment income .........................          3.37%         4.47%     3.79%      3.09%      2.69%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $  200        $  175   $    12    $    15    $    11
Portfolio turnover rate .......................         20.66%        73.57%    51.48%     77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             50 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                  SIX MONTHS ENDED            YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    --------------------------------------
ADVISOR CLASS                                        (UNAUDITED)      2009      2008       2007     2006(a)
-------------                                     ----------------   ------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $ 8.56       $ 7.01   $ 11.38    $10.66     $10.00
                                                        ------       ------   -------    ------     ------
Income from investment operations(b):
   Net investment income(c) ...................           0.17         0.37      0.42      0.40       0.11
   Net realized and unrealized gains
      (losses) ................................           0.84         1.59     (4.10)     0.69       0.62
                                                        ------       ------   -------    ------     ------
Total from investment operations ..............           1.01         1.96     (3.68)     1.09       0.73
                                                        ------       ------   -------    ------     ------
Less distributions from:
   Net investment income ......................          (0.19)       (0.41)    (0.45)    (0.37)     (0.07)
   Net realized gains .........................             --           --     (0.24)       --         --
                                                        ------       ------   -------    ------     ------
Total distributions ...........................          (0.19)       (0.41)    (0.69)    (0.37)     (0.07)
                                                        ------       ------   -------    ------     ------
Redemption fees(d) ............................             --           --        --(e)     --(e)      --(e)
                                                        ------       ------   -------    ------     ------
Net asset value, end of period ................         $ 9.38       $ 8.56   $  7.01    $11.38     $10.66
                                                        ======       ======   =======    ======     ======
Total return(f) ...............................          11.95%       29.32%   (34.01)%   10.34%      7.30%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates .................................           0.89%        0.98%     1.04%     1.25%      1.67%
Expenses net of waiver and payments by
   affiliates .................................           0.71%        0.71%     0.71%     0.71%      0.71%
Net investment income .........................           3.87%        4.97%     4.29%     3.59%      3.19%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $2,855       $1,861   $ 1,072    $1,180     $  239
Portfolio turnover rate .......................          20.66%       73.57%    51.48%    77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 51

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

       FRANKLIN BALANCED FUND                                              COUNTRY         SHARES          VALUE
       ----------------------                                          --------------   ------------   ------------
       COMMON STOCKS 40.9%
       CONSUMER DISCRETIONARY 2.5%
   (a) CBS Corp., B ................................................    United States        100,000   $  1,621,000
       Limited Brands Inc. .........................................    United States         85,000      2,278,000
                                                                                                       ------------
                                                                                                          3,899,000
                                                                                                       ------------
       CONSUMER STAPLES 3.7%
   (a) Colgate-Palmolive Co. .......................................    United States         12,500      1,051,250
   (a) CVS Caremark Corp. ..........................................    United States         30,000      1,107,900
       Diageo PLC, ADR .............................................   United Kingdom         20,000      1,362,800
       PepsiCo Inc. ................................................    United States         20,000      1,304,400
       Philip Morris International Inc. ............................    United States         20,000        981,600
                                                                                                       ------------
                                                                                                          5,807,950
                                                                                                       ------------
       ENERGY 7.0%
       BP PLC, ADR .................................................   United Kingdom         40,000      2,086,000
       ConocoPhillips ..............................................    United States         50,000      2,959,500
       Devon Energy Corp. ..........................................    United States         10,000        673,300
       Diamond Offshore Drilling Inc. ..............................    United States         10,000        791,000
       Exxon Mobil Corp. ...........................................    United States         28,000      1,899,800
       Halliburton Co. .............................................    United States         30,000        919,500
       Petroplus Holdings AG .......................................     Switzerland          31,250        562,456
       Valero Energy Corp. .........................................    United States         20,000        415,800
(a, b) Weatherford International Ltd. ..............................    United States         40,000        724,400
                                                                                                       ------------
                                                                                                         11,031,756
                                                                                                       ------------
       FINANCIALS 2.2%
       JPMorgan Chase & Co. ........................................    United States         40,000      1,703,200
       Wells Fargo & Co. ...........................................    United States         54,000      1,787,940
                                                                                                       ------------
                                                                                                          3,491,140
                                                                                                       ------------
       HEALTH CARE 4.3%
       Abbott Laboratories .........................................    United States         20,000      1,023,200
       Johnson & Johnson ...........................................    United States         30,000      1,929,000
       Merck & Co. Inc. ............................................    United States         93,651      3,281,532
(a, b) Tenet Healthcare Corp. ......................................    United States        100,000        625,000
                                                                                                       ------------
                                                                                                          6,858,732
                                                                                                       ------------
       INDUSTRIALS 3.7%
       General Dynamics Corp. ......................................    United States         30,000      2,290,800
       General Electric Co. ........................................    United States         40,000        754,400
       Pitney Bowes Inc. ...........................................    United States         50,000      1,270,000
       United Technologies Corp. ...................................    United States         20,000      1,499,000
                                                                                                       ------------
                                                                                                          5,814,200
                                                                                                       ------------
       INFORMATION TECHNOLOGY 7.5%
(a, b) Agilent Technologies Inc. ...................................    United States         50,000      1,813,000
   (b) Cisco Systems Inc. ..........................................    United States         30,000        807,600
       Intel Corp. .................................................    United States         60,000      1,369,800
       International Business Machines Corp. .......................    United States          5,000        645,000
       Lender Processing Services Inc. .............................    United States         30,000      1,132,500


                             52 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN BALANCED FUND                                              COUNTRY         SHARES          VALUE
       ----------------------                                          --------------   ------------   ------------
       COMMON STOCKS (CONTINUED)
       INFORMATION TECHNOLOGY (CONTINUED)
       Maxim Integrated Products Inc. ..............................    United States         20,000   $    388,400
       Microsoft Corp. .............................................    United States         70,000      2,137,800
       QUALCOMM Inc. ...............................................    United States         11,800        457,132
       Texas Instruments Inc. ......................................    United States         60,000      1,560,600
       Xerox Corp. .................................................    United States        140,000      1,526,000
                                                                                                       ------------
                                                                                                         11,837,832
                                                                                                       ------------
       MATERIALS 0.3%
   (a) Celanese Corp., A ...........................................    United States         15,000        479,850
                                                                                                       ------------
       TELECOMMUNICATION SERVICES 3.5%
       AT&T Inc. ...................................................    United States        100,000      2,606,000
       Verizon Communications Inc. .................................    United States        100,000      2,889,000
                                                                                                       ------------
                                                                                                          5,495,000
                                                                                                       ------------
       UTILITIES 6.2%
       Duke Energy Corp. ...........................................    United States         40,000        671,200
       PG&E Corp. ..................................................    United States         40,000      1,752,000
       PPL Corp. ...................................................    United States         65,000      1,609,400
       Progress Energy Inc. ........................................    United States         40,000      1,596,800
       The Southern Co. ............................................    United States         60,000      2,073,600
       Xcel Energy Inc. ............................................    United States        100,000      2,175,000
                                                                                                       ------------
                                                                                                          9,878,000
                                                                                                       ------------
       TOTAL COMMON STOCKS (COST $59,525,272) ......................                                     64,593,460
                                                                                                       ------------
       CONVERTIBLE PREFERRED STOCKS 4.8%
       FINANCIALS 2.8%
       Bank of America Corp., 7.25%, cvt. pfd., L ..................    United States          2,800      2,749,572
       Hartford Financial Services Group Inc., 7.25%, cvt. pfd. ....    United States         60,000      1,591,800
                                                                                                       ------------
                                                                                                          4,341,372
                                                                                                       ------------
       HEALTH CARE 1.1%
       Tenet Healthcare Corp., 7.00%, cvt. pfd. ....................    United States          1,600      1,805,280
                                                                                                       ------------
       MATERIALS 0.9%
       Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. .......    United States         13,500      1,398,559
                                                                                                       ------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $6,631,686) .........                                     7,545,211
                                                                                                       ------------
       PREFERRED STOCKS 0.1%
       FINANCIALS 0.1%
   (b) Fannie Mae, 7.625%, pfd., R .................................    United States         20,000         26,000
   (b) Fannie Mae, 8.25%, pfd. .....................................    United States         25,000         36,500
   (b) Freddie Mac, 8.375%, pfd., Z ................................    United States         30,200         48,622
                                                                                                       ------------
       TOTAL PREFERRED STOCKS (COST $1,880,000) ....................                                        111,122
                                                                                                       ------------
   (c) EQUITY-LINKED SECURITIES 6.6%
       CONSUMER DISCRETIONARY 1.6%
   (d) JPMorgan Chase & Co. into Comcast Corp., 8.00%, 144A ........    United States        125,000      2,463,475
                                                                                                       ------------


                             Semiannual Report | 53

Franklin Investors Securities Trust

       FRANKLIN BALANCED FUND                                              COUNTRY         SHARES          VALUE
       ----------------------                                          --------------   ------------   ------------
   (c) EQUITY-LINKED SECURITIES (CONTINUED)
       ENERGY 2.4%
       Credit Suisse into Weatherford International Ltd., 11.00% ...    United States         75,000   $  1,409,715
   (d) The Goldman Sachs Group Inc. into Devon Energy Corp.,
          10.55%, 144A .............................................    United States         20,000      1,199,238
   (d) The Goldman Sachs Group Inc. into XTO Energy Inc.,
          9.00%, 144A ..............................................    United States         25,000      1,180,598
                                                                                                       ------------
                                                                                                          3,789,551
                                                                                                       ------------
       FINANCIALS 0.8%
   (d) The Goldman Sachs Group Inc. into Citigroup Inc.,
          10.00%, 144A .............................................    United States        310,000      1,324,735
                                                                                                       ------------
       INFORMATION TECHNOLOGY 0.6%
   (d) The Goldman Sachs Group Inc. into Intel Corp., 10.00%,
          144A .....................................................    United States         50,000        966,850
                                                                                                       ------------
       UTILITIES 1.2%
   (d) Barclays Capital into Calpine Corp., 8.00%, 144A ............    United States        150,000      1,891,995
                                                                                                       ------------
       TOTAL EQUITY-LINKED SECURITIES (COST $9,319,375) ............                                     10,436,606
                                                                                                       ------------

                                                                                          PRINCIPAL
                                                                                          AMOUNT(e)
                                                                                        ------------
       CONVERTIBLE BONDS 5.3%
       CONSUMER DISCRETIONARY 2.5%
   (d) Liberty Global Inc., cvt., senior sub. note, 144A,
          4.50%, 11/15/16 ..........................................    United States   $    500,000        618,750
   (d) MGM Mirage, cvt., senior note, 144A, 4.25%, 4/15/15 .........    United States      3,000,000      3,281,250
                                                                                                       ------------
                                                                                                          3,900,000
                                                                                                       ------------
       FINANCIALS 1.3%
   (d) Forest City Enterprises Inc., cvt., senior note, 144A,
          5.00%, 10/15/16 ..........................................    United States      1,000,000      1,335,000
   (f) iStar Financial Inc., cvt., senior note, FRN, 0.791%,
          10/01/12 .................................................    United States      1,000,000        790,000
                                                                                                       ------------
                                                                                                          2,125,000
                                                                                                       ------------
       INFORMATION TECHNOLOGY 0.4%
   (d) Sybase Inc., cvt., senior note, 144A, 3.50%, 8/15/29 ........    United States        600,000        687,228
                                                                                                       ------------
       MATERIALS 1.1%
   (d) Cemex SAB de CV., cvt., sub. note, 144A, 4.875%, 3/15/15 ....       Mexico          1,500,000      1,727,100
                                                                                                       ------------
       TOTAL CONVERTIBLE BONDS (COST $7,064,053) ...................                                      8,439,328
                                                                                                       ------------
       CORPORATE BONDS 30.1%
       CONSUMER DISCRETIONARY 2.2%
   (d) CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20 ........    United States        600,000        616,500
       DISH DBS Corp., senior note, 7.875%, 9/01/19 ................    United States      1,000,000      1,055,000
       Ford Motor Credit Co. LLC, senior note, 7.00%, 4/15/15 ......    United States        900,000        916,194
       News America Inc., senior note, 6.90%, 8/15/39 ..............    United States        300,000        336,447
       Yum! Brands Inc., senior note, 5.30%, 9/15/19 ...............    United States        500,000        522,672
                                                                                                       ------------
                                                                                                          3,446,813
                                                                                                       ------------
       CONSUMER STAPLES 2.0%
       Altria Group Inc., senior note, 9.70%, 11/10/18 .............    United States      1,000,000      1,259,513
   (d) Anheuser-Busch InBev NV, senior note, 144A, 7.20%,
          1/15/14 ..................................................    United States        750,000        864,046
       Kraft Foods Inc., senior note, 5.375%, 2/10/20 ..............    United States      1,000,000      1,039,183
                                                                                                       ------------
                                                                                                          3,162,742
                                                                                                       ------------


                             54 | Semiannual Report

Franklin Investors Securities Trust

                                                                                             PRINCIPAL
       FRANKLIN BALANCED FUND                                                 COUNTRY        AMOUNT(e)        VALUE
       ----------------------                                             --------------   ------------   ------------
       CORPORATE BONDS (CONTINUED)
       ENERGY 5.8%
       Anadarko Petroleum Corp., senior note, 6.95%, 6/15/19 ..........    United States   $    500,000   $    579,953
   (d) Antero Resources Finance, senior note, 144A, 9.375%,
          12/01/17 ....................................................    United States        500,000        520,000
       Chesapeake Energy Corp., senior note, 7.25%, 12/15/18 ..........    United States      1,000,000      1,005,000
   (d) Consol Energy Inc., senior note, 144A, 8.25%, 4/01/20 ..........    United States        400,000        428,000
       El Paso Corp., senior note, 7.25%, 4/01/18 .....................    United States        500,000        522,204
   (d) Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20 ..........    United States      1,300,000      1,355,250
       Newfield Exploration Co., senior sub. bond, 6.875%, 2/01/20 ....    United States      1,000,000      1,015,000
   (d) Petroplus Finance Ltd., senior note, 144A, 7.00%, 5/01/17 ......      Switzerland      1,250,000      1,143,750
       Plains All American Pipeline LP, senior note, 5.75%, 1/15/20 ...    United States        750,000        783,649
       Valero Energy Corp., senior note, 10.50%, 3/15/39 ..............    United States        500,000        679,430
       Weatherford International Ltd., senior note, 9.625%, 3/01/19 ...    United States        850,000      1,101,041
                                                                                                          ------------
                                                                                                             9,133,277
                                                                                                          ------------
       FINANCIALS 14.2%
       American Express Co., senior note, 7.00%, 3/19/18 ..............    United States        700,000        801,621
       Bank of America Corp.,
          4.50%, 4/01/15 ..............................................    United States      1,000,000      1,010,261
   (g)    pfd., sub. bond, M, 8.125%, Perpetual .......................    United States        725,000        734,062
       Barclays Bank PLC, senior note, 5.125%, 1/08/20 ................   United Kingdom      1,000,000      1,005,484
(d, g) BNP Paribas, 144A, 7.195%, Perpetual ...........................       France            300,000        285,000
       Capital One Capital V, pfd., junior sub. note, 10.25%,
          8/15/39 .....................................................    United States        500,000        603,125
       Citigroup Inc., senior note, 8.125%, 7/15/39 ...................    United States        500,000        597,727
   (d) Commonwealth Bank of Australia, senior note, 144A,
          3.75%, 10/15/14 .............................................      Australia        1,000,000      1,022,853
   (d) Digital Realty Trust LP, 144A, 5.875%, 2/01/20 .................    United States        800,000        805,124
       Duke Realty LP, senior note,
          6.50%, 1/15/18 ..............................................    United States        585,000        614,080
          7.375%, 2/15/15 .............................................    United States        600,000        667,466
       The Goldman Sachs Group Inc.,
          senior note, 7.50%, 2/15/19 .................................    United States        700,000        778,483
          senior bond, 5.375%, 3/15/20 ................................    United States        500,000        486,581
       HCP Inc., senior note, 6.70%, 1/30/18 ..........................    United States      1,000,000      1,046,497
       Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17 ......    United States        500,000        524,287
   (d) International Lease Finance Corp., senior note, 144A,
          8.625%, 9/15/15 .............................................    United States        700,000        693,000
       iStar Financial Inc., senior note, 8.625%, 6/01/13 .............    United States        900,000        783,000
   (g) JPMorgan Chase & Co., junior sub. note, 1, 7.90%,
          Perpetual ...................................................    United States      1,440,000      1,517,397
       Lazard Group, senior note, 6.85%, 6/15/17 ......................    United States        300,000        305,433
   (d) LBI Escrow Corp., senior secured note, 144A, 8.00%,
          11/01/17 ....................................................    United States        500,000        519,375
       Morgan Stanley, senior note, 5.50%, 1/26/20 ....................    United States      1,000,000        978,443
       Nomura Holdings Inc., senior note, 6.70%, 3/04/20 ..............        Japan          1,000,000      1,073,122
       PNC Funding Corp.,
          senior note, 5.125%, 2/08/20 ................................    United States        500,000        510,054
          sub. note, 5.625%, 2/01/17 ..................................    United States        700,000        727,578
   (d) Pricoa Global Funding I, 144A, 5.45%, 6/11/14 ..................    United States      1,000,000      1,079,546
       Royal Bank of Scotland Group PLC, senior note, 6.40%,
          10/21/19 ....................................................   United Kingdom        600,000        616,244
   (f) The Travelers Cos. Inc., junior sub. bond, FRN, 6.25%,
          3/15/67 .....................................................    United States        500,000        493,970
   (g) Wachovia Capital Trust III, junior sub. bond, 5.80%,
          Perpetual ...................................................    United States        500,000        437,500
   (g) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ...............    United States        300,000        313,500


                             Semiannual Report | 55

Franklin Investors Securities Trust

                                                                                              PRINCIPAL
       FRANKLIN BALANCED FUND                                                  COUNTRY        AMOUNT(e)        VALUE
       ----------------------                                              --------------   ------------   ------------
       CORPORATE BONDS (CONTINUED)
       FINANCIALS (CONTINUED)
   (g) Wells Fargo Capital XV, pfd., 9.75%, Perpetual .................     United States      $ 700,000   $    787,500
       Willis North America Inc., senior note, 7.00%, 9/29/19 .........     United States        500,000        529,587
                                                                                                           ------------
                                                                                                             22,347,900
                                                                                                           ------------
       HEALTH CARE 2.7%
       Boston Scientific Corp., senior note, 6.00%, 1/15/20 ...........     United States        600,000        594,045
       CareFusion Corp., senior note, 6.375%, 8/01/19 .................     United States        750,000        839,328
       Coventry Health Care Inc., senior note, 6.30%, 8/15/14 .........     United States        400,000        421,892
          HCA Inc.,
          senior note, 6.375%, 1/15/15 ................................     United States        255,000        249,581
   (d)    senior secured note, 144A, 7.875%, 2/15/20 ..................     United States      1,000,000      1,078,750
   (d) Talecris Biotherapeutics Holdings Corp., senior note,
          144A, 7.75%, 11/15/16 .......................................     United States        200,000        203,000
   (d) Vanguard Health Holding Co. II LLC, senior bond, 144A,
          8.00%, 2/01/18 ..............................................     United States        900,000        895,500
                                                                                                           ------------
                                                                                                              4,282,096
                                                                                                           ------------
       MATERIALS 0.7%
   (d) Anglo American Capital PLC, senior note, 144A, 9.375%,
          4/08/14 .....................................................    United Kingdom        500,000        607,160
       Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ................     United States        400,000        437,457
                                                                                                           ------------
                                                                                                              1,044,617
                                                                                                           ------------
       TELECOMMUNICATION SERVICES 0.7%
       Cellco Partnership/Verizon Wireless, senior note, 8.50%,
          11/15/18 ....................................................     United States        700,000        887,030
       Embarq Corp., senior note, 7.082%, 6/01/16 .....................     United States        250,000        276,078
                                                                                                           ------------
                                                                                                              1,163,108
                                                                                                           ------------
       UTILITIES 1.8%
       Arizona Public Service Co., senior note, 8.75%, 3/01/19 ........     United States        500,000        614,844
       CMS Energy Corp., senior note, 8.75%, 6/15/19 ..................     United States        500,000        574,770
       Dominion Resources Inc., senior note, 8.875%, 1/15/19 ..........     United States        500,000        643,965
   (d) Enogex LLC, senior note, 144A, 6.25%, 3/15/20 ..................     United States      1,000,000      1,030,621
                                                                                                           ------------
                                                                                                              2,864,200
                                                                                                           ------------
       TOTAL CORPORATE BONDS (COST $43,538,346) .......................                                      47,444,753
                                                                                                           ------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (COST $89,232) 0.1%
       FINANCIALS 0.1%
   (f) Accredited Mortgage Loan Trust, 2005-3, A1, FRN,
          0.503%, 9/25/35 .............................................     United States         89,176         82,410
                                                                                                           ------------
       MORTGAGE-BACKED SECURITIES 0.2%
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.2%
       FNMA 30 Year, 6.00%, 8/01/36 ...................................     United States        193,279        206,370
       FNMA 30 Year, 6.50%, 4/01/36 ...................................     United States        129,808        140,687
                                                                                                           ------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $319,354) ...............                                         347,057
                                                                                                           ------------


                             56 | Semiannual Report

Franklin Investors Securities Trust

                                                                                              PRINCIPAL
       FRANKLIN BALANCED FUND                                                  COUNTRY        AMOUNT(e)        VALUE
       ----------------------                                              --------------   ------------   ------------
       MUNICIPAL BONDS (COST $2,002,350) 1.3%
       California State GO, 7.95%, 3/01/36 .............................    United States   $  2,000,000   $  2,127,180
                                                                                                           ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $130,369,668) ..........................................                                    141,127,127
                                                                                                           ------------
       SHORT TERM INVESTMENTS 12.3%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $11,898,736) 7.5%
   (h) U.S. Treasury Bill, 5/27/10 .....................................    United States     11,900,000     11,899,012
                                                                                                           ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $142,268,404) ..........................................                                    153,026,139
                                                                                                           ------------

                                                                                               SHARES
                                                                                            ------------
       MONEY MARKET FUNDS (COST $7,500,985) 4.8%
   (i) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .....    United States      7,500,985      7,500,985
                                                                                                           ------------
       TOTAL INVESTMENTS (COST $149,769,389) 101.7% ....................                                    160,527,124
       OPTIONS WRITTEN (0.2)% ..........................................                                       (284,888)
       OTHER ASSETS, LESS LIABILITIES (1.5)% ...........................                                     (2,403,211)
                                                                                                           ------------
       NET ASSETS 100.0% ...............................................                                   $157,839,025
                                                                                                           ============

                                                                                              CONTRACTS
                                                                                            ------------
   (j) OPTIONS WRITTEN (0.2)%
       CALL OPTIONS (0.1)%
       CONSUMER DISCRETIONARY (0.1)%
       CBS Corp., B, May $16 Calls, 5/22/10 ............................    United States          1,000        (85,000)
                                                                                                           ------------
       CONSUMER STAPLES (0.0)%(k)
       Colgate-Palmolive Co., May $90 Calls, 5/22/10 ...................    United States            125           (938)
       CVS Caremark Corp., May $38 Calls, 5/22/10 ......................    United States            300        (19,200)
                                                                                                           ------------
                                                                                                                (20,138)
                                                                                                           ------------
       ENERGY (0.0)%(k)
       Weatherford International Ltd., May $19 Calls, 5/22/10 ..........    United States            400        (16,800)
                                                                                                           ------------
       HEALTH CARE (0.0)%(k)
       Tenet Healthcare Corp., May $7 Calls, 5/22/10 ...................    United States            500         (5,000)
                                                                                                           ------------
       INFORMATION TECHNOLOGY (0.0)%(k)
       Agilent Technologies Inc., May $37 Calls, 5/22/10 ...............    United States            250        (17,500)
                                                                                                           ------------
       MATERIALS (0.0)%(k)
       Celanese Corp., A, May $35 Calls, 5/22/10 .......................    United States             75         (3,375)
                                                                                                           ------------
       PUT OPTIONS (0.1)%
       CONSUMER DISCRETIONARY (0.0)%(k)
       CBS Corp., B, May $13 Puts, 5/22/10 .............................    United States            250         (1,250)
                                                                                                           ------------
       CONSUMER STAPLES (0.0)%(k)
       CVS Caremark Corp., May $33 Puts, 5/22/10 .......................    United States            150         (1,950)
                                                                                                           ------------


                             Semiannual Report | 57

Franklin Investors Securities Trust

       FRANKLIN BALANCED FUND                                                  COUNTRY        CONTRACTS        VALUE
       ----------------------                                              --------------   ------------   ------------
   (j) OPTIONS WRITTEN (CONTINUED)
       ENERGY (0.0)%(k)
       Valero Energy Corp., May $18 Puts, 5/22/10 .....................     United States            300   $    (2,400)
       Weatherford International Ltd., May $18 Puts, 5/22/10 ..........     United States            400       (28,400)
                                                                                                           -----------
                                                                                                               (30,800)
                                                                                                           -----------
       INDUSTRIALS (0.0)%(k)
       FedEx Corp.,
          May $90 Puts, 5/22/10 .......................................     United States            100       (24,400)
          Jun. $85 Puts, 6/19/10 ......................................     United States            100       (23,100)
                                                                                                           -----------
                                                                                                               (47,500)
                                                                                                           -----------
       INFORMATION TECHNOLOGY (0.0)%(k)
       QUALCOMM Inc., May $40 Puts, 5/22/10 ...........................     United States            100       (16,300)
       Schlumberger Ltd., May $60 Puts, 5/22/10 .......................     United States            200        (4,000)
                                                                                                           -----------
                                                                                                               (20,300)
                                                                                                           -----------
       MATERIALS (0.0)%(k)
       Celanese Corp., A, May $30 Puts, 5/22/10 .......................     United States             75        (3,375)
       Freeport-McMoRan Copper & Gold Inc., B, May $75 Puts,
          5/22/10 .....................................................     United States            100       (26,500)
       Nucor Corp., May $42 Puts, 5/22/10 .............................     United States            200        (5,400)
                                                                                                           -----------
                                                                                                               (35,275)
                                                                                                           -----------
       TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $209,475) .............                                    $  (284,888)
                                                                                                           -----------

See Abbreviations on page 117.

(a) A portion or all of the security is held in connection with written option contracts open at period end.

(b)  Non-income producing.

(c)  See Note 1(e) regarding equity-linked securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $29,823,694, representing 18.90% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  The coupon rate shown represents the rate at period end.

(g)  Perpetual security with no stated maturity date.

(h)  The security is traded on a discount basis with no stated coupon rate.

(i) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(j)  See Note 1(d) regarding written options.

(k)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                           SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2010    ----------------------------------------------------------
                                              (UNAUDITED)       2009       2008         2007         2006         2005
                                           ----------------   --------   --------     --------     --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...       $  12.28       $   9.48   $  17.14     $  17.19     $  16.46     $  15.16
                                               --------       --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ............           0.16           0.35       0.42         0.38         0.43         0.42
   Net realized and unrealized gains
      (losses) .........................           1.95           3.04      (6.75)        1.36         1.52         1.49
                                               --------       --------   --------     --------     --------     --------
Total from investment operations .......           2.11           3.39      (6.33)        1.74         1.95         1.91
                                               --------       --------   --------     --------     --------     --------
Less distributions from:
   Net investment income ...............          (0.30)         (0.59)     (0.75)       (0.58)       (0.60)       (0.61)
   Net realized gains ..................             --             --      (0.58)       (1.21)       (0.62)          --
                                               --------       --------   --------     --------     --------     --------
Total distributions ....................          (0.30)         (0.59)     (1.33)       (1.79)       (1.22)       (0.61)
                                               --------       --------   --------     --------     --------     --------
Redemption fees(c) .....................             --             --         --(d)        --(d)        --(d)        --(d)
                                               --------       --------   --------     --------     --------     --------
Net asset value, end of period .........       $  14.09       $  12.28   $   9.48     $  17.14     $  17.19     $  16.46
                                               ========       ========   ========     ========     ========     ========
Total return(e) ........................          17.40%         37.35%    (39.36)%      10.66%       12.45%       12.76%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................           0.91%          0.96%      0.89%        0.87%        0.86%        0.88%
Net investment income ..................           2.48%          3.35%      2.92%        2.25%        2.59%        2.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $649,897       $542,741   $396,201     $844,603     $718,018     $551,120
Portfolio turnover rate ................          15.80%         47.18%     37.58%       17.59%       31.37%       35.30%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 59

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                           SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2010    ----------------------------------------------------------
                                              (UNAUDITED)       2009       2008         2007         2006         2005
                                           ----------------   --------   --------     --------     --------     --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...       $  12.16       $   9.39   $  16.98     $  17.04     $  16.32     $  15.05
                                               --------       --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ............           0.11           0.27       0.31         0.25         0.30         0.30
   Net realized and unrealized gains
      (losses) .........................           1.93           3.01      (6.68)        1.36         1.52         1.46
                                               --------       --------   --------     --------     --------     --------
Total from investment operations .......           2.04           3.28      (6.37)        1.61         1.82         1.76
                                               --------       --------   --------     --------     --------     --------
Less distributions from:
   Net investment income ...............          (0.26)         (0.51)     (0.64)       (0.46)       (0.48)       (0.49)
   Net realized gains ..................             --             --      (0.58)       (1.21)       (0.62)          --
                                               --------       --------   --------     --------     --------     --------
Total distributions ....................          (0.26)         (0.51)     (1.22)       (1.67)       (1.10)       (0.49)
                                               --------       --------   --------     --------     --------     --------
Redemption fees(c) .....................             --             --         --(d)        --(d)        --(d)        --(d)
                                               --------       --------   --------     --------     --------     --------
Net asset value, end of period .........       $  13.94       $  12.16   $   9.39     $  16.98     $  17.04     $  16.32
                                               ========       ========   ========     ========     ========     ========
Total return(e) ........................          16.90%         36.36%    (39.80)%       9.94%       11.53%       11.92%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................           1.66%          1.71%      1.63%        1.61%        1.61%        1.63%
Net investment income ..................           1.73%          2.60%      2.18%        1.51%        1.83%        1.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $219,102       $192,297   $138,148     $306,353     $271,216     $219,970
Portfolio turnover rate ................          15.80%         47.18%     37.58%       17.59%       31.37%       35.30%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             60 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                     YEAR ENDED
                                              SIX MONTHS ENDED      OCTOBER 31,
                                               APRIL 30, 2010    -----------------
                                                 (UNAUDITED)       2009    2008(A)
                                              ----------------   -------   -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....         $ 12.29       $  9.48   $ 15.65
                                                   -------       -------   -------
Income from investment operations(b):
   Net investment income(c) ..............            0.18          0.39      0.24
   Net realized and unrealized gains
      (losses) ...........................            1.95          3.03     (5.88)
                                                   -------       -------   -------
Total from investment operations .........            2.13          3.42     (5.64)
                                                   -------       -------   -------
Less distributions from net investment
   income ................................           (0.32)        (0.61)    (0.53)
                                                   -------       -------   -------
Redemption fees(d)                                      --            --        --(e)
                                                   -------       -------   -------
Net asset value, end of period ...........         $ 14.10       $ 12.29   $  9.48
                                                   =======       =======   =======
Total return(f) ..........................           17.53%        37.81%   (36.93)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ..............................            0.66%         0.71%     0.64%
Net investment income ....................            2.73%         3.60%     3.17%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........         $40,748       $32,003   $   318
Portfolio turnover rate ..................           15.80%        47.18%    37.58%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 61

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

       FRANKLIN CONVERTIBLE SECURITIES FUND                                    SHARES         VALUE
       ------------------------------------                                 -----------   ------------
       CONVERTIBLE PREFERRED STOCKS 22.7%
       CONSUMER DISCRETIONARY 4.8%
   (a) Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ................       450,000   $ 22,005,000
   (a) General Motors Corp., 1.50%, cvt. pfd., D ........................       776,200      6,783,988
   (a) General Motors Corp., 6.25%, cvt. pfd., C ........................       235,000      2,055,662
       Retail Ventures Inc. into DSW Inc., 6.625%, cvt. pfd. ............       250,000     12,395,000
                                                                                          ------------
                                                                                            43,239,650
                                                                                          ------------
       CONSUMER STAPLES 1.7%
       Archer Daniels Midland Co., 6.25%, cvt. pfd. .....................       400,000     15,840,000
                                                                                          ------------
       ENERGY 3.3%
       Chesapeake Energy Corp., 5.00%, cvt. pfd. ........................        90,000      7,717,500
   (b) Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ..................       110,000      9,432,500
       El Paso Corp., 4.99%, cvt. pfd. ..................................        12,000     12,603,000
                                                                                          ------------
                                                                                            29,753,000
                                                                                          ------------
       FINANCIALS 7.4%
       Affiliated Managers Group Inc., 5.10%, cvt. pfd. .................       350,000     16,450,000
       Citigroup Inc., 7.50%, cvt. pfd. .................................       170,000     22,409,400
   (a) Fannie Mae, 5.375%, cvt. pfd. ....................................           140        563,500
       Hartford Financial Services Group Inc., 7.25%, cvt. pfd. .........       580,000     15,387,400
       Wells Fargo & Co., 7.50%, cvt. pfd., A ...........................        12,900     12,719,400
                                                                                          ------------
                                                                                            67,529,700
                                                                                          ------------
       HEALTH CARE 1.9%
       Tenet Healthcare Corp., 7.00%, cvt. pfd. .........................        15,000     16,924,500
                                                                                          ------------
       MATERIALS 1.7%
       Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ............       150,000     15,539,542
                                                                                          ------------
       UTILITIES 1.9%
       Great Plains Energy Inc., 12.00%, cvt. pfd. ......................       263,200     17,292,240
                                                                                          ------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $225,325,389) ...........                  206,118,632
                                                                                          ------------

                                                                             PRINCIPAL
                                                                             AMOUNT(c)
                                                                            -----------
       CONVERTIBLE BONDS 74.6%
       CONSUMER DISCRETIONARY 12.7%
       Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ...............   $16,000,000     18,260,000
       BorgWarner Inc., cvt., senior note, 3.50%, 4/15/12 ...............     6,750,000      9,660,939
       Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ................    18,000,000     20,385,000
       Coinstar Inc., cvt., senior note, 4.00%, 9/01/14 .................    14,500,000     19,194,375
   (b) Eastman Kodak Co., cvt., senior note, 144A, 7.00%, 4/01/17 .......     4,715,000      5,454,312
       Liberty Media Corp., cvt., senior deb., B, 3.25%, 3/15/31 ........    10,000,000      6,512,500
   (b) Live Nation Inc., cvt., senior note, 144A, 2.875%, 7/15/27 .......    17,865,000     16,547,456
   (b) MGM Mirage, cvt., senior note, 144A, 4.25%, 4/15/15 ..............    18,000,000     19,687,500
                                                                                          ------------
                                                                                           115,702,082
                                                                                          ------------
       ENERGY 1.0%
       Helix Energy Solutions Group, cvt., senior note, 3.25%,
          12/15/25 ......................................................    10,000,000      9,212,500
                                                                                          ------------


                             62 | Semiannual Report

Franklin Investors Securities Trust

                                                                             PRINCIPAL
       FRANKLIN CONVERTIBLE SECURITIES FUND                                  AMOUNT(c)        VALUE
       ------------------------------------                                 -----------   ------------
       CONVERTIBLE BONDS (CONTINUED)
       FINANCIALS 3.7%
       CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 .......   $11,500,000   $ 11,155,000
   (d) iStar Financial Inc., cvt., senior note, FRN, 0.791%, 10/01/12 ...    23,000,000     18,170,000
       Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14 ..     3,600,000      4,545,000
                                                                                          ------------
                                                                                            33,870,000
                                                                                          ------------
       HEALTH CARE 18.4%
       ALZA Corp., cvt., sub. deb., zero cpn., 7/28/20 ..................    15,000,000     13,931,250
       American Medical Systems Holdings Ltd., cvt., senior sub. note,
          3.25%, 7/01/36 ................................................     2,048,000      2,196,480
          4.00%, 9/15/41 ................................................    12,952,000     14,862,420
   (b) Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13 .............    15,000,000     15,168,750
       Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17 .    10,300,000     13,158,250
       Cephalon Inc., cvt., senior sub. note, 2.50%, 5/01/14 ............    10,000,000     11,237,500
       Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13 .........    15,000,000     17,700,000
       Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 ...................    15,000,000     14,906,250
   (b) Medtronic Inc., cvt., senior note, 144A, 1.50%, 4/15/11 ..........    17,000,000     17,255,000
       Mylan Inc., cvt., senior note, 3.75%, 9/15/15 ....................    10,500,000     18,716,250
       Onyx Pharmaceuticals Inc., cvt., senior note, 4.00%, 8/15/16 .....    15,000,000     16,012,500
       PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 ..............    10,550,000     12,027,000
                                                                                          ------------
                                                                                           167,171,650
                                                                                          ------------
       INDUSTRIALS 7.8%
       AMR Corp., cvt., senior note, 6.25%, 10/15/14 ....................    10,000,000     10,530,500
       Ingersoll Rand Co., cvt., senior note, 4.50%, 4/15/12 ............     9,000,000     19,035,000
   (b) L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 .............    15,000,000     15,806,250
       WESCO International Inc., cvt., senior deb., 6.00%, 9/15/29 ......    15,200,000     25,118,000
                                                                                          ------------
                                                                                            70,489,750
                                                                                          ------------
       INFORMATION TECHNOLOGY 22.4%
       Alliance Data Systems Corp., cvt., senior note,
          1.75%, 8/01/13 ................................................    17,000,000     18,785,000
   (b)    144A, 4.75%, 5/15/14 ..........................................     3,000,000      5,141,250
(e, f) BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 ........    14,000,000             --
   (b) Concur Technologies Inc., cvt., senior note, 144A, 2.50%, 4/15/15     17,000,000     17,404,260
       EMC Corp., cvt., senior note, 1.75%, 12/01/13 ....................    10,000,000     13,075,000
       Intel Corp., cvt.,
   (b) junior sub. bond, 144A, 2.95%, 12/15/35 ..........................    19,000,000     19,332,500
       sub. deb., 2.95%, 12/15/35 .......................................     2,000,000      2,035,000
       Liberty Media Corp. into Motorola Inc., cvt., senior deb., 3.50%,
          1/15/31 .......................................................     8,000,000      3,886,728
   (b) Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%,
          12/15/37 ......................................................    20,000,000     20,664,300
       Micron Technology Inc., cvt., senior sub. note, 1.875%, 6/01/14 ..    20,000,000     18,600,000
       NetApp Inc., cvt., senior note, 1.75%, 6/01/13 ...................    15,000,000     18,712,500
       PMC-Sierra Inc., cvt.,
   (b)    144A, 2.25%, 10/15/25 .........................................     3,500,000      4,182,500
          sub. note, 2.25%, 10/15/25 ....................................     9,500,000     11,352,500
   (b) Sybase Inc., cvt., senior note, 144A, 3.50%, 8/15/29 .............    15,500,000     17,753,390
   (b) VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%,
          6/15/12 .......................................................    21,000,000     19,608,750
   (b) VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37 ......    14,000,000     13,265,000
                                                                                          ------------
                                                                                           203,798,678
                                                                                          ------------


                             Semiannual Report | 63

Franklin Investors Securities Trust

                                                                             PRINCIPAL
       FRANKLIN CONVERTIBLE SECURITIES FUND                                  AMOUNT(c)        VALUE
       ------------------------------------                                 -----------   ------------
       CONVERTIBLE BONDS (CONTINUED)
       MATERIALS 4.9%
       ArcelorMittal, cvt., senior note, 5.00%, 5/15/14 (Luxembourg) ....   $10,000,000   $ 14,612,500
   (b) Cemex SAB de CV., cvt., sub. note, 144A, 4.875%, 3/15/15
          (Mexico) ......................................................    13,500,000     15,543,900
   (b) Kaiser Aluminum Corp., cvt., senior note, 144A, 4.50%, 4/01/15 ...     4,000,000      4,241,600
       Newmont Mining Corp., cvt., senior note, 3.00%, 2/15/12 ..........     7,500,000     10,031,250
                                                                                          ------------
                                                                                            44,429,250
                                                                                          ------------
       TELECOMMUNICATION SERVICES 1.7%
   (b) NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 ....................    15,000,000     15,468,750
                                                                                          ------------
       UTILITIES 2.0%
       CMS Energy Corp., cvt., senior note, 5.50%, 6/15/29 ..............    15,000,000     18,600,000
                                                                                          ------------
       TOTAL CONVERTIBLE BONDS (COST $632,388,673) ......................                  678,742,660
                                                                                          ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST
          $857,714,062) .................................................                  884,861,292
                                                                                          ------------

                                                                               SHARES
                                                                            -----------
       SHORT TERM INVESTMENTS (COST $16,543,375) 1.8%
       MONEY MARKET FUNDS 1.8%
   (g) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ......    16,543,375     16,543,375
                                                                                          ------------
       TOTAL INVESTMENTS (COST $874,257,437) 99.1% ......................                  901,404,667
       OTHER ASSETS, LESS LIABILITIES 0.9% ..............................                    8,342,725
                                                                                          ------------
       NET ASSETS 100.0% ................................................                 $909,747,392
                                                                                          ============

See Abbreviations on page 117

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $251,957,968, representing 27.7% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 9 regarding restricted securities.

(f)  See Note 8 regarding defaulted securities.

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             64 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                          SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2010   ----------------------------------------------------------
CLASS A                                      (UNAUDITED)      2009       2008         2007         2006         2005
-------                                   ----------------  --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $  14.06      $  12.88   $  22.41     $  22.67     $  20.47     $  19.58
                                              --------      --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ............          0.19          0.39       0.48         0.46         0.48         0.50
   Net realized and unrealized gains
      (losses) .........................          1.76          1.29      (8.57)        1.16         2.70         0.85
                                              --------      --------   --------     --------     --------     --------
Total from investment operations .......          1.95          1.68      (8.09)        1.62         3.18         1.35
                                              --------      --------   --------     --------     --------     --------
Less distributions from:
   Net investment income ...............         (0.21)        (0.50)     (0.48)       (0.45)       (0.51)       (0.46)
   Net realized gains ..................            --            --      (0.96)       (1.43)       (0.47)          --
                                              --------      --------   --------     --------     --------     --------
Total distributions ....................         (0.21)        (0.50)     (1.44)       (1.88)       (0.98)       (0.46)
                                              --------      --------   --------     --------     --------     --------
Redemption fees(c) .....................            --            --         --(d)        --(d)        --(d)        --(d)
                                              --------      --------   --------     --------     --------     --------
Net asset value, end of period .........      $  15.80      $  14.06   $  12.88     $  22.41     $  22.67     $  20.47
                                              ========      ========   ========     ========     ========     ========
Total return(e) ........................         13.94%        13.77%    (38.01)%       7.40%       16.04%        6.92%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          0.99%         1.04%      0.95%        0.92%        0.91%        0.93%
Net investment income ..................          2.56%         3.19%      2.66%        2.03%        2.26%        2.43%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $701,231      $540,127   $465,027     $855,227     $735,432     $651,766
Portfolio turnover rate ................          4.92%        43.75%     31.32%       27.66%       29.34%       38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 65

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                          SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2010   -----------------------------------------------------
CLASS B                                      (UNAUDITED)      2009      2008        2007        2006        2005
-------                                   ----------------  -------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $ 13.98       $ 12.82   $ 22.30     $ 22.57     $ 20.38     $ 19.49
                                              -------       -------   -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ............         0.14          0.30      0.34        0.29        0.32        0.35
   Net realized and unrealized gains
      (losses) .........................         1.74          1.27     (8.52)       1.15        2.70        0.85
                                              -------       -------   -------     -------     -------     -------
Total from investment operations .......         1.88          1.57     (8.18)       1.44        3.02        1.20
                                              -------       -------   -------     -------     -------     -------
Less distributions from:
   Net investment income ...............        (0.15)        (0.41)    (0.34)      (0.28)      (0.36)      (0.31)
   Net realized gains ..................           --            --     (0.96)      (1.43)      (0.47)         --
                                              -------       -------   -------     -------     -------     -------
Total distributions ....................        (0.15)        (0.41)    (1.30)      (1.71)      (0.83)      (0.31)
                                              -------       -------   -------     -------     -------     -------
Redemption fees(c) .....................           --            --        --(d)       --(d)       --(d)       --(d)
                                              -------       -------   -------     -------     -------     -------
Net asset value, end of period .........      $ 15.71       $ 13.98   $ 12.82     $ 22.30     $ 22.57     $ 20.38
                                              =======       =======   =======     =======     =======     =======
Total return(e) ........................        13.50%        12.87%   (38.47)%      6.59%      15.20%       6.17%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................         1.72%         1.79%     1.70%       1.67%       1.65%       1.68%
Net investment income ..................         1.83%         2.44%     1.91%       1.28%       1.52%       1.68%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $15,321       $16,737   $20,559     $46,627     $51,979     $54,880
Portfolio turnover rate ................         4.92%        43.75%    31.32%      27.66%      29.34%      38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             66 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                          SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2010   --------------------------------------------------------
CLASS C                                      (UNAUDITED)      2009      2008        2007         2006         2005
-------                                   ----------------  -------   -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $  14.00      $ 12.83   $ 22.31     $  22.58     $  20.39     $  19.50
                                              --------      -------   -------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ............          0.14         0.30      0.34         0.29         0.32         0.34
   Net realized and unrealized gains
      (losses) .........................          1.74         1.28     (8.52)        1.15         2.70         0.86
                                              --------      -------   -------     --------     --------     --------
Total from investment operations .......          1.88         1.58     (8.18)        1.44         3.02         1.20
                                              --------      -------   -------     --------     --------     --------
Less distributions from:
   Net investment income ...............         (0.15)       (0.41)    (0.34)       (0.28)       (0.36)       (0.31)
   Net realized gains ..................            --           --     (0.96)       (1.43)       (0.47)          --
                                              --------      -------   -------     --------     --------     --------
Total distributions ....................         (0.15)       (0.41)    (1.30)       (1.71)       (0.83)       (0.31)
                                              --------      -------   -------     --------     --------     --------
Redemption fees(c) .....................            --           --        --(d)        --(d)        --(d)        --(d)
                                              --------      -------   -------     --------     --------     --------
Net asset value, end of period .........      $  15.73      $ 14.00   $ 12.83     $  22.31     $  22.58     $  20.39
                                              ========      =======   =======     ========     ========     ========
Total return(e) ........................         13.49%       12.94%   (38.46)%       6.60%       15.19%        6.16%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          1.74%        1.79%     1.70%        1.66%        1.65%        1.68%
Net investment income ..................          1.81%        2.44%     1.91%        1.29%        1.52%        1.68%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $100,707      $86,152   $78,394     $166,481     $172,366     $174,674
Portfolio turnover rate ................          4.92%       43.75%    31.32%       27.66%       29.34%       38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 67

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                          SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2010   ----------------------------------------------------
CLASS R                                      (UNAUDITED)     2009      2008        2007        2006        2005
-------                                   ----------------  ------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...        $14.07      $12.89   $ 22.43     $ 22.68     $ 20.48     $ 19.59
                                                ------      ------   -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ............          0.18        0.36      0.44        0.41        0.43        0.45
   Net realized and unrealized gains
      (losses) .........................          1.75        1.29     (8.59)       1.16        2.70        0.85
                                                ------      ------   -------     -------     -------     -------
Total from investment operations .......          1.93        1.65     (8.15)       1.57        3.13        1.30
                                                ------      ------   -------     -------     -------     -------
Less distributions from:
   Net investment income ...............         (0.19)      (0.47)    (0.43)      (0.39)      (0.46)      (0.41)
   Net realized gains ..................            --          --     (0.96)      (1.43)      (0.47)         --
                                                ------      ------   -------     -------     -------     -------
Total distributions ....................         (0.19)      (0.47)    (1.39)      (1.82)      (0.93)      (0.41)
                                                ------      ------   -------     -------     -------     -------
Redemption fees(c) .....................            --          --        --(d)       --(d)       --(d)       --(d)
                                                ------      ------   -------     -------     -------     -------
Net asset value, end of period .........        $15.81      $14.07   $ 12.89     $ 22.43     $ 22.68     $ 20.48
                                                ======      ======   =======     =======     =======     =======
Total return(e) ........................         13.78%      13.49%   (38.18)%      7.11%      15.69%       6.71%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          1.24%       1.29%     1.20%       1.17%       1.16%       1.18%
Net investment income ..................          2.31%       2.94%     2.41%       1.78%       2.01%       2.18%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......        $4,196      $4,218   $ 4,690     $13,532     $18,908     $20,612
Portfolio turnover rate ................          4.92%      43.75%    31.32%      27.66%      29.34%      38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                                     YEAR ENDED
                                                SIX MONTHS ENDED     OCTOBER 31,
                                                 APRIL 30, 2010   ----------------
ADVISOR CLASS                                      (UNAUDITED)     2009    2008(a)
-------------                                   ----------------  ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period..........       $14.07       $12.88   $ 19.59
                                                     ------       ------   -------
Income from investment operations(b):
   Net investment income(c)...................         0.20         0.42      0.23
   Net realized and unrealized gains
      (losses)................................         1.77         1.30     (6.75)
                                                     ------       ------   -------
Total from investment operations..............         1.97         1.72     (6.52)
                                                     ------       ------   -------
Less distributions from net investment
   income.....................................        (0.23)       (0.53)    (0.19)
                                                     ------       ------   -------
Redemption fees(d)                                       --           --        --(e)
                                                     ------       ------   -------
Net asset value, end of period................       $15.81       $14.07   $ 12.88
                                                     ======       ======   =======
Total return(f)...............................        14.07%       14.12%   (33.43)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h)...................................         0.74%        0.79%     0.70%
Net investment income.........................         2.81%        3.44%     2.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's).............       $3,721       $2,142   $   679
Portfolio turnover rate.......................         4.92%       43.75%    31.32%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

    FRANKLIN EQUITY INCOME FUND                                  COUNTRY         SHARES         VALUE
    ---------------------------                              --------------   -----------   ------------
    COMMON STOCKS 75.6%
    CONSUMER DISCRETIONARY 6.4%
    Best Buy Co. Inc. ....................................    United States       298,700   $ 13,620,720
    Comcast Corp., A .....................................    United States       600,960     11,862,950
    The Home Depot Inc. ..................................    United States       414,000     14,593,500
    Limited Brands Inc. ..................................    United States       471,000     12,622,800
                                                                                            ------------
                                                                                              52,699,970
                                                                                            ------------
    CONSUMER STAPLES 5.8%
    The Coca-Cola Co. ....................................    United States       329,800     17,627,810
    Diageo PLC, ADR ......................................   United Kingdom       227,200     15,481,408
    Unilever NV, N.Y. shs. ...............................     Netherlands        488,700     14,788,062
                                                                                            ------------
                                                                                              47,897,280
                                                                                            ------------
    ENERGY 9.7%
    Chevron Corp. ........................................    United States       240,500     19,586,320
    ConocoPhillips .......................................    United States       279,300     16,531,767
    Exxon Mobil Corp. ....................................    United States       218,634     14,834,317
    Halliburton Co. ......................................    United States       450,000     13,792,500
    Spectra Energy Corp. .................................    United States       654,000     15,264,360
                                                                                            ------------
                                                                                              80,009,264
                                                                                            ------------
    FINANCIALS 7.2%
    Aflac Inc. ...........................................    United States       306,200     15,603,952
    JPMorgan Chase & Co. .................................    United States       344,650     14,675,197
    Marsh & McLennan Cos. Inc. ...........................    United States       497,700     12,054,294
    Wells Fargo & Co. ....................................    United States       528,200     17,488,702
                                                                                            ------------
                                                                                              59,822,145
                                                                                            ------------
    HEALTH CARE 9.6%
    Abbott Laboratories ..................................    United States       275,000     14,069,000
    Johnson & Johnson ....................................    United States       307,000     19,740,100
    Merck & Co. Inc. .....................................    United States       688,495     24,124,865
    Pfizer Inc. ..........................................    United States       684,500     11,444,840
    Roche Holding AG .....................................     Switzerland         63,100      9,968,247
                                                                                            ------------
                                                                                              79,347,052
                                                                                            ------------
    INDUSTRIALS 13.7%
    3M Co. ...............................................    United States       213,100     18,895,577
    Caterpillar Inc. .....................................    United States       264,200     17,989,378
    General Dynamics Corp. ...............................    United States       215,000     16,417,400
    General Electric Co. .................................    United States       596,600     11,251,876
    J.B. Hunt Transport Services Inc. ....................    United States       282,800     10,424,008
    Pitney Bowes Inc. ....................................    United States       334,500      8,496,300
    Republic Services Inc. ...............................    United States       514,100     15,952,523
    United Parcel Service Inc., B ........................    United States       201,600     13,938,624
                                                                                            ------------
                                                                                             113,365,686
                                                                                            ------------
    INFORMATION TECHNOLOGY 13.9%
    Intel Corp. ..........................................    United States       870,500     19,873,515
    International Business Machines Corp. ................    United States       139,900     18,047,100
    Microchip Technology Inc. ............................    United States       670,000     19,570,700


                             70 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN EQUITY INCOME FUND                                  COUNTRY         SHARES         VALUE
    ---------------------------                              --------------   -----------   ------------
    COMMON STOCKS (CONTINUED)
    INFORMATION TECHNOLOGY (CONTINUED)
    Microsoft Corp. ......................................    United States       750,000   $ 22,905,000
    Nokia Corp., ADR .....................................       Finland          530,800      6,454,528
    Paychex Inc. .........................................    United States       443,900     13,583,340
    Xerox Corp. ..........................................    United States     1,277,200     13,921,480
                                                                                            ------------
                                                                                             114,355,663
                                                                                            ------------
    TELECOMMUNICATION SERVICES 5.0%
    AT&T Inc. ............................................    United States       612,910     15,972,434
    Verizon Communications Inc. ..........................    United States       432,300     12,489,147
    Vodafone Group PLC ...................................   United Kingdom     5,741,900     12,769,788
                                                                                            ------------
                                                                                              41,231,369
                                                                                            ------------
    UTILITIES 4.3%
    PG&E Corp. ...........................................    United States       261,000     11,431,800
    Sempra Energy ........................................    United States       200,000      9,836,000
    The Southern Co. .....................................    United States       404,000     13,962,240
                                                                                            ------------
                                                                                              35,230,040
                                                                                            ------------
    TOTAL COMMON STOCKS (COST $561,483,437) ..............                                   623,958,469
                                                                                            ------------
    CONVERTIBLE PREFERRED STOCKS 11.7%
    CONSUMER DISCRETIONARY 1.2%
    Autoliv Inc., 8.00%, cvt. pfd. .......................       Sweden           134,000      9,834,394
                                                                                            ------------
    FINANCIALS 6.4%
    Bank of America Corp., 7.25%, cvt. pfd., L ...........    United States        18,000     17,675,820
    Citigroup Inc., 7.50%, cvt. pfd. .....................    United States       110,000     14,500,200
    Hartford Financial Services Group Inc., 7.25%, cvt.
       pfd. ..............................................    United States       310,000      8,224,300
    Wells Fargo & Co., 7.50%, cvt. pfd., A ...............    United States        12,500     12,325,000
                                                                                            ------------
                                                                                              52,725,320
                                                                                            ------------
    HEALTH CARE 0.9%
    Tenet Healthcare Corp., 7.00%, cvt. pfd. .............    United States         6,600      7,446,780
                                                                                            ------------
    MATERIALS 1.6%
    Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt.
       pfd. ..............................................    United States       128,000     13,260,410
                                                                                            ------------
    UTILITIES 1.6%
    Great Plains Energy Inc., 12.00%, cvt. pfd. ..........    United States       200,000     13,140,000
                                                                                            ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST
       $74,300,009) ......................................                                    96,406,904
                                                                                            ------------
(a) EQUITY-LINKED SECURITIES (COST $9,166,950) 1.0%
    ENERGY 1.0%
    Credit Suisse into Weatherford International Ltd.,
       11.00% ............................................    United States       450,000      8,458,290
                                                                                            ------------
    PREFERRED STOCKS (COST $15,634,990) 0.1%
    FINANCIALS 0.1%
(b) Fannie Mae, 8.25%, pfd. ..............................    United States       625,000        912,500
                                                                                            ------------


                             Semiannual Report | 71

Franklin Investors Securities Trust

                                                                               PRINCIPAL
    FRANKLIN EQUITY INCOME FUND                                  COUNTRY       AMOUNT(c)        VALUE
    ---------------------------                              --------------   -----------   ------------
    CONVERTIBLE BONDS 6.1%
    CONSUMER DISCRETIONARY 3.0%
    Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ....    United States   $ 6,344,000   $  7,184,580
(d) MGM Mirage, cvt., senior note, 144A, 4.25%,
        4/15/15 ..........................................    United States    16,000,000     17,500,000
                                                                                            ------------
                                                                                              24,684,580
                                                                                            ------------
    HEALTH CARE 2.2%
    Mylan Inc., cvt., senior note, 3.75%, 9/15/15 ........    United States    10,000,000     17,825,000
                                                                                            ------------
    MATERIALS 0.9%
    ArcelorMittal, cvt., senior note, 5.00%, 5/15/14 .....     Luxembourg       5,250,000      7,671,563
                                                                                            ------------
    TOTAL CONVERTIBLE BONDS (COST $36,875,152) ...........                                    50,181,143
                                                                                            ------------
    CORPORATE BONDS (COST $11,819,620) 1.7%
    FINANCIALS 1.7%
(e) JPMorgan Chase & Co., junior sub. note, 1, 7.90%,
    Perpetual ............................................    United States    13,000,000     13,698,724
                                                                                            ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $709,280,158) ...............................                                   793,616,030
                                                                                            ------------

                                                                                 SHARES
                                                                              -----------
    SHORT TERM INVESTMENTS (COST $27,987,070) 3.4%
    MONEY MARKET FUNDS 3.4%
(f) Institutional Fiduciary Trust Money Market Portfolio,
       0.00% .............................................    United States    27,987,070     27,987,070
                                                                                            ------------
    TOTAL INVESTMENTS (COST $737,267,228) 99.6% ..........                                   821,603,100
    OTHER ASSETS, LESS LIABILITIES 0.4% ..................                                     3,573,221
                                                                                            ------------
    NET ASSETS 100.0% ....................................                                  $825,176,321
                                                                                            ============

See Abbreviations on page 117.

(a)  See Note 1(e) regarding equity-linked securities.

(b)  Non-income producing.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the value of this security was $17,500,000, representing 2.12% of net assets.

(e)  Perpetual security with no stated maturity date.

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             72 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    -----------------------------------------------------------
CLASS A                                             (UNAUDITED)        2009         2008         2007         2006        2005
-------                                           ----------------   --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  10.48       $  10.05     $  10.00     $   9.90     $   9.91    $  10.26
                                                      --------       --------     --------     --------     --------    --------
Income from investment operations(a):
   Net investment income(b) ...................           0.09           0.28         0.37         0.38         0.34        0.30
   Net realized and unrealized gains
      (losses) ................................           0.01           0.50         0.09         0.11         0.01       (0.32)
                                                      --------       --------     --------     --------     --------    --------
Total from investment operations ..............           0.10           0.78         0.46         0.49         0.35       (0.02)
                                                      --------       --------     --------     --------     --------    --------
Less distributions from net investment
   income .....................................          (0.14)         (0.35)       (0.41)       (0.39)       (0.36)      (0.33)
                                                      --------       --------     --------     --------     --------    --------
Redemption fees(c) ............................             --             --           --(d)        --(d)        --(d)       --(d)
                                                      --------       --------     --------     --------     --------    --------
Net asset value, end of period ................       $  10.44       $  10.48     $  10.05     $  10.00     $   9.90    $   9.91
                                                      ========       ========     ========     ========     ========    ========
Total return(e) ...............................           0.97%          7.79%        4.67%        5.05%        3.63%      (0.16)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................           0.81%          0.82%(g)     0.86%(g)     0.88%(g)     0.83%       0.81%(g)
Net investment income .........................           1.83%          2.72%        3.64%        3.79%        3.43%       2.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $353,799       $357,691     $298,468     $189,122     $211,245    $268,197
Portfolio turnover rate .......................          21.42%         54.81%       61.57%       25.29%       45.79%      62.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 73

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    -----------------------------------------------------------
ADVISOR CLASS                                        (UNAUDITED)       2009         2008         2007         2006        2005
-------                                           ----------------   --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 10.47        $ 10.04      $  9.99      $  9.89      $  9.90     $ 10.24
                                                      -------        -------      -------      -------      -------     -------
Income from investment operations(a):
   Net investment income(b) ...................          0.10           0.29         0.38         0.39         0.35        0.31
   Net realized and unrealized gains
      (losses) ................................          0.01           0.50         0.09         0.11         0.01       (0.31)
Total from investment operations ..............          0.11           0.79         0.47         0.50         0.36          --
                                                      -------        -------      -------      -------      -------     -------
Less distributions from net investment
   income .....................................         (0.15)         (0.36)       (0.42)       (0.40)       (0.37)      (0.34)
                                                      -------        -------      -------      -------      -------     -------
Redemption fees(c) ............................            --             --           --(d)        --(d)        --(d)       --(d)
                                                      -------        -------      -------      -------      -------     -------
Net asset value, end of period ................       $ 10.43        $ 10.47      $ 10.04      $  9.99      $  9.89     $  9.90
                                                      =======        =======      =======      =======      =======     =======
Total return(e) ...............................          1.02%          7.90%        4.78%        5.16%        3.74%       0.04%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................          0.71%          0.72%(g)     0.76%(g)     0.78%(g)     0.73%       0.71%(g)
Net investment income .........................          1.93%          2.82%        3.74%        3.89%        3.53%       3.06%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $76,603        $55,156      $27,734      $22,143      $22,293     $26,725
Portfolio turnover rate .......................         21.42%         54.81%       61.57%       25.29%       45.79%      62.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             74 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

    FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------------                ----------------   --------------
    MORTGAGE-BACKED SECURITIES 27.1%
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 3.3%
    FHLMC, 2.60%, 9/01/33 ................................................   $        136,260   $      141,980
    FHLMC, 2.605%, 12/01/33 ..............................................            812,719          845,611
    FHLMC, 2.733%, 12/01/34 ..............................................            642,125          667,943
    FHLMC, 2.785%, 8/01/34 ...............................................            816,164          849,695
    FHLMC, 3.42%, 10/01/35 ...............................................          5,068,647        5,249,960
    FHLMC, 4.964%, 7/01/35 ...............................................          4,324,773        4,515,601
    FHLMC, 5.73%, 7/01/36 ................................................          1,784,271        1,886,255
                                                                                                --------------
                                                                                                    14,157,045
                                                                                                --------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 5.9%
    FHLMC Gold 15 Year, 5.00%, 6/01/23 ...................................          4,197,398        4,442,922
    FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23 ........................          4,193,831        4,441,138
    FHLMC Gold 15 Year, 6.00%, 10/01/21 ..................................          1,887,899        2,037,934
    FHLMC Gold 15 Year, 6.00%, 10/01/23 ..................................         12,282,819       13,237,156
    FHLMC Gold 15 Year, 7.00%, 12/01/10 - 8/01/13 ........................             48,781           51,313
    FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 ........................          1,123,760        1,283,114
    FHLMC Gold 30 Year, 9.50%, 3/01/21 ...................................             20,960           22,429
                                                                                                --------------
                                                                                                    25,516,006
                                                                                                --------------
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 11.0%
    FNMA, 1.898%, 4/01/34 ................................................            258,707          266,059
    FNMA, 1.953%, 6/01/34 ................................................            892,900          914,903
    FNMA, 1.964%, 11/01/32 ...............................................          2,467,190        2,520,924
    FNMA, 2.037%, 1/01/35 ................................................          8,866,741        9,032,158
    FNMA, 2.05%, 8/01/34 .................................................          2,957,149        3,044,734
    FNMA, 2.055%, 3/01/33 ................................................          1,299,972        1,326,005
    FNMA, 2.105%, 11/01/34 ...............................................             93,907           95,453
    FNMA, 2.207%, 7/01/34 ................................................          1,713,913        1,760,253
    FNMA, 2.261%, 4/01/33 ................................................            369,749          378,915
    FNMA, 2.415%, 3/01/34 ................................................            141,098          145,896
    FNMA, 2.429%, 3/01/35 ................................................          1,730,560        1,786,908
    FNMA, 2.514%, 2/01/35 ................................................          1,836,545        1,913,337
    FNMA, 2.55%, 12/01/34 ................................................            462,969          483,696
    FNMA, 2.59%, 1/01/33 .................................................             10,465           10,920
    FNMA, 2.622%, 8/01/34 ................................................            993,552        1,029,452
    FNMA, 2.75%, 10/01/33 ................................................            287,671          301,269
    FNMA, 2.76%, 4/01/33 .................................................          1,141,875        1,175,377
    FNMA, 2.773%, 1/01/33 ................................................            161,124          167,439
    FNMA, 2.895%, 4/01/35 ................................................            125,854          126,702
    FNMA, 2.928%, 2/01/34 ................................................          1,289,713        1,337,626
    FNMA, 3.036%, 9/01/34 ................................................            545,609          557,168
    FNMA, 3.087%, 1/01/35 ................................................            255,934          267,154
    FNMA, 3.216%, 6/01/33 ................................................            246,701          252,865
    FNMA, 3.223%, 5/01/34 ................................................            761,491          794,448
    FNMA, 3.80%, 12/01/33 ................................................            525,665          543,043
    FNMA, 4.104%, 8/01/33 ................................................            557,574          577,414
    FNMA, 4.303%, 9/01/33 ................................................          2,618,084        2,728,706
    FNMA, 5.537%, 2/01/36 ................................................         10,835,023       11,372,812
    FNMA, 5.809%, 11/01/11 ...............................................          2,384,086        2,510,235
                                                                                                --------------
                                                                                                    47,421,871
                                                                                                --------------


                             Semiannual Report | 75

Franklin Investors Securities Trust

    FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------------                ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 5.9%
    FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 ..............................   $        405,247   $      427,842
    FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ...............................          2,062,131        2,201,235
    FNMA 15 Year, 5.00%, 6/01/23 .........................................          5,848,834        6,183,062
    FNMA 15 Year, 5.50%, 3/01/16 - 2/01/21 ...............................          4,702,944        5,048,197
    FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ...............................          1,786,840        1,929,064
    FNMA 15 Year, 6.50%, 5/01/11 - 10/01/16 ..............................            179,817          192,162
    FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ...............................            129,649          137,237
    FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 ..............................             87,122           95,253
    FNMA 30 Year, 5.00%, 3/01/38 .........................................          7,168,247        7,432,352
    FNMA 30 Year, 6.50%, 8/01/38 .........................................          1,158,411        1,253,444
    FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 ..............................            101,397          111,523
    FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ...............................            197,784          220,876
                                                                                                --------------
                                                                                                    25,232,247
                                                                                                --------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.0%
    GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 .........................            314,201          339,161
    GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 ........................             85,599           92,677
    GNMA I SF 30 Year, 5.00%, 3/15/39 ....................................          1,862,270        1,946,538
    GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 ..........................            681,885          729,851
    GNMA I SF 30 Year, 6.00%, 3/15/33 ....................................            157,287          170,922
    GNMA I SF 30 Year, 7.50%, 11/15/16 ...................................             36,409           39,687
    GNMA I SF 30 Year, 8.00%, 11/15/16 ...................................             48,510           53,669
    GNMA I SF 30 Year, 8.50%, 1/15/17 ....................................             22,748           24,851
    GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 ..........................            302,236          334,083
    GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 .......................            401,706          452,880
    GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/16 ........................             53,463           58,288
    GNMA II SF 30 Year, 9.50%, 6/20/16 ...................................             56,771           62,709
                                                                                                --------------
                                                                                                     4,305,316
                                                                                                --------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $112,977,224) .................                         116,632,485
                                                                                                --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 69.1%
    FHLB, 5.75%, 5/15/12 .................................................          2,000,000        2,186,004
    FHLMC,
       2.125%, 3/23/12 ...................................................          8,000,000        8,166,544
       5.125%, 7/15/12 ...................................................         14,000,000       15,200,010
       5.50%, 8/20/12 ....................................................          8,000,000        8,751,432
       4.125%, 12/21/12 ..................................................          4,000,000        4,261,328
       4.50%, 1/15/13 ....................................................          8,300,000        8,946,421
       3.50%, 5/29/13 ....................................................          4,200,000        4,425,141
       3.75%, 6/28/13 ....................................................          7,000,000        7,441,007
       4.50%, 7/15/13 ....................................................          3,500,000        3,795,214
       4.50%, 1/15/14 ....................................................          7,000,000        7,596,813
       senior note, 4.75%, 3/05/12 .......................................         10,000,000       10,670,510
       senior note, 2.50%, 4/23/14 .......................................          3,000,000        3,035,928
    FNMA,
       1.00%, 4/04/12 ....................................................          6,700,000        6,693,065
       1.875%, 4/20/12 ...................................................          1,500,000        1,523,110
       1.25%, 6/22/12 ....................................................          4,000,000        4,004,916
       4.75%, 11/19/12 ...................................................          4,000,000        4,328,176


                             76 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------------                ----------------   --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    FNMA, (continued)
       4.375%, 3/15/13 ...................................................   $      4,000,000   $    4,312,964
       1.75%, 5/07/13 ....................................................          3,200,000        3,206,090
       4.625%, 10/15/13 ..................................................          5,000,000        5,460,685
       2.75%, 3/13/14 ....................................................         20,000,000       20,444,540
       3.00%, 9/16/14 ....................................................          3,000,000        3,079,689
       senior note, 4.625%, 10/15/14 .....................................          6,000,000        6,562,326
    General Electric Capital Corp., senior note, FDIC Guaranteed, 3.00%,
       12/09/11 ..........................................................          8,200,000        8,478,587
    U.S. Treasury Note,
       5.125%, 6/30/11 ...................................................         18,000,000       18,965,394
       4.875%, 7/31/11 ...................................................         18,000,000       18,972,432
       1.00%, 12/31/11 ...................................................          9,000,000        9,031,293
       1.375%, 2/15/12 ...................................................          5,000,000        5,046,485
       1.375%, 5/15/12 ...................................................         10,000,000       10,082,030
       1.75%, 8/15/12 ....................................................         12,000,000       12,179,064
       3.125%, 4/30/13 ...................................................          6,000,000        6,291,564
       2.75%, 10/31/13 ...................................................         14,000,000       14,470,316
       1.75%, 3/31/14 ....................................................         14,000,000       13,884,066
       2.25%, 5/31/14 ....................................................          5,000,000        5,041,405
       2.625%, 7/31/14 ...................................................          4,000,000        4,081,876
       2.375%, 8/31/14 ...................................................         19,000,000       19,181,089
       4.25%, 11/15/14 ...................................................          3,500,000        3,813,635
(b) Index Linked, 2.00%, 1/15/14 .........................................          3,636,284        3,896,792
                                                                                                --------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $290,441,108) ..........                         297,507,941
                                                                                                --------------
TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $403,418,332) ......                         414,140,426
                                                                                                --------------

                                                                                   SHARES
                                                                             ----------------
    SHORT TERM INVESTMENTS 3.3%
    MONEY MARKET FUNDS (COST $8,587,308) 2.0%
(c) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..........          8,587,308        8,587,308
                                                                                                --------------

                                                                             PRINCIPAL AMOUNT
                                                                             ----------------
    REPURCHASE AGREEMENTS (COST $5,558,198) 1.3%
(d) Joint Repurchase Agreement, 0.174%, 5/03/10 (Maturity Value
       $5,558,278) .......................................................        $ 5,558,198       5,558,198
       Banc of America Securities LLC (Maturity Value $858,754)
       Barclays Capital Inc. (Maturity Value $858,754)
       BNP Paribas Securities Corp. (Maturity Value $899,717)
       Credit Suisse Securities (USA) LLC (Maturity Value $817,845)
       Deutsche Bank Securities Inc. (Maturity Value $896,439)
       HSBC Securities (USA) Inc. (Maturity Value $408,923)
       Morgan Stanley & Co. Inc. (Maturity Value $408,923)
       UBS Securities LLC (Maturity Value $408,923)
          Collateralized by U.S. Government Agency Securities, 0.18% -
             5.875%, 5/04/10 - 8/13/14;
   (e) U.S. Government Agency Discount Notes, 12/14/10; (e) U.S.
             Treasury Bills, 5/06/10 - 3/10/11; and U.S. Treasury Notes,
             0.875% - 4.375%, 7/31/10 - 4/30/14
                                                                                                --------------
TOTAL INVESTMENTS (COST $417,563,838) 99.5% ..............................                         428,285,932
OTHER ASSETS, LESS LIABILITIES 0.5% ......................................                           2,116,530
                                                                                                --------------
NET ASSETS 100.0% ........................................................                      $  430,402,462
                                                                                                --------------


                             Semiannual Report | 77

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

See Abbreviations on page 117.

(a)  The coupon rate shown represents the rate at period end.

(b)  Principal amount of security is adjusted for inflation. See Note 1(h).

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding joint repurchase agreement.

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             78 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    ---------------------------------------------------------
CLASS A                                             (UNAUDITED)        2009         2008        2007        2006       2005(a)
-------                                           ----------------   --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  10.74        $   9.55     $  10.64     $ 10.10     $  9.94     $ 10.00
                                                     --------        --------     --------     -------     -------     -------
Income from investment operations(b):
   Net investment income (loss) ...............          0.08(c)           --(d)      0.48(c)     0.29(c)     0.38(c)     0.31(c)
   Net realized and unrealized gains
      (losses) ................................          0.28            1.20        (0.95)       0.58        0.22        0.04
                                                     --------        --------     --------     -------     -------     -------
Total from investment operations ..............          0.36            1.20        (0.47)       0.87        0.60        0.35
                                                     --------        --------     --------     -------     -------     -------
Less distributions from:
   Net investment income ......................         (0.10)          (0.01)       (0.59)      (0.33)      (0.44)      (0.40)
   Net realized gains .........................            --              --        (0.03)         --          --          --
   Tax return of capital ......................            --              --           --          --          --       (0.01)
                                                     --------        --------     --------     -------     -------     -------
Total distributions ...........................         (0.10)          (0.01)       (0.62)      (0.33)      (0.44)      (0.41)
                                                     --------        --------     --------     -------     -------     -------
Redemption fees(e) ............................            --              --           --(d)       --(d)       --(d)       --(d)
                                                     --------        --------     --------     -------     -------     -------
Net asset value, end of period ................      $  11.00        $  10.74     $   9.55     $ 10.64     $ 10.10     $  9.94
                                                     ========        ========     ========     =======     =======     =======
Total return(f) ...............................          3.40%          12.59%       (4.93)%      8.75%       6.16%       3.53%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates .................................          1.07%           1.09%        1.08%       1.11%       1.12%       1.63%
Expenses net of waiver and payments by
   affiliates and expense reduction ...........          0.90%           0.90%(h)     0.90%(h)    0.90%(h)    0.90%(h)    0.90%(h)
Net investment income .........................          1.40%           0.03%        4.48%       2.80%       3.75%       3.29%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $392,637        $342,873     $285,467     $46,682     $31,452     $23,753
Portfolio turnover rate .......................         15.43%          10.73%       28.06%      23.60%       3.53%       8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                  SIX MONTHS ENDED    YEAR ENDED
                                                   APRIL 30, 2010    OCTOBER 31,
CLASS C                                              (UNAUDITED)       2009(a)
-------                                           ----------------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 10.69        $  9.57
                                                      -------        -------
Income from investment operations(b):
   Net investment income ......................          0.06(c)        0.10
   Net realized and unrealized gains
      (losses) ................................          0.28           1.03
                                                      -------        -------
Total from investment operations ..............          0.34           1.13
                                                      -------        -------
Less distributions from net investment
   income .....................................         (0.09)         (0.01)
                                                      -------        -------
Net asset value, end of period ................       $ 10.94        $ 10.69
                                                      =======        =======
Total return(d) ...............................          3.20%         11.86%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates .................................          1.47%          1.49%
Expenses net of waiver and payments by
   affiliates and expense reduction ...........          1.30%          1.30%(f)
Net investment income (loss) ..................          1.00%         (0.37)%(g)
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $50,161        $24,151
Portfolio turnover rate .......................         15.43%         10.73%

(a)  For the period November 3, 2008 (effective date) to October 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio is calculated based on the Fund level net investment income, as reflected on the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating market value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

   The accompanying notes are an integral part of these financial statements.


                             80 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                  SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010    -------------------------------------------------------
ADVISOR CLASS                                        (UNAUDITED)       2009        2008        2007        2006      2005(a)
-------------                                     ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $ 10.78         $  9.57     $ 10.65     $ 10.11     $  9.95     $10.00
                                                     -------         -------     -------     -------     -------     ------
Income from investment operations(b):
   Net investment income ......................         0.09(c)         0.05        0.52(c)     0.31(c)     0.40(c)    0.36(c)
   Net realized and unrealized gains
      (losses) ................................         0.29            1.17       (0.96)       0.59        0.23       0.02
                                                     -------         -------     -------     -------     -------     ------
Total from investment operations ..............         0.38            1.22       (0.44)       0.90        0.63       0.38
                                                     -------         -------     -------     -------     -------     ------
Less distributions from:
   Net investment income ......................        (0.14)          (0.01)      (0.61)      (0.36)      (0.47)     (0.42)
   Net realized gains .........................           --              --       (0.03)         --          --         --
   Tax return of capital ......................           --              --          --          --          --      (0.01)
                                                     -------         -------     -------     -------     -------     ------
Total distributions ...........................        (0.14)          (0.01)      (0.64)      (0.36)      (0.47)     (0.43)
                                                     -------         -------     -------     -------     -------     ------
Redemption fees(d) ............................           --              --          --(e)       --(e)       --(e)      --(e)
                                                     -------         -------     -------     -------     -------     ------
Net asset value, end of period ................      $ 11.02         $ 10.78     $  9.57     $ 10.65     $ 10.11     $ 9.95
                                                     =======         =======     =======     =======     =======     ======
Total return(f) ...............................         3.55%          12.80%      (4.63)%      9.01%       6.41%      3.81%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates .................................         0.82%           0.84%       0.83%       0.86%       0.87%      1.38%
Expenses net of waiver and payments by
   affiliates and expense reduction ...........         0.65%           0.65%(h)    0.65%(h)    0.65%(h)    0.65%(h)   0.65%(h)
Net investment income .........................         1.65%           0.28%       4.73%       3.05%       4.00%      3.54%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $38,019         $24,256     $14,681     $20,068     $17,892     $  496
Portfolio turnover rate .......................        15.43%          10.73%      28.06%      23.60%       3.53%      8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 81

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

       FRANKLIN REAL RETURN FUND                                       COUNTRY             SHARES             VALUE
       -------------------------                                   --------------   -------------------   ------------
       COMMON STOCKS 4.7%
       ENERGY 3.5%
       Anadarko Petroleum Corp. ................................    United States            16,500       $  1,025,640
       Chevron Corp. ...........................................    United States            13,600          1,107,584
       Devon Energy Corp. ......................................    United States            33,600          2,262,288
       Exxon Mobil Corp. .......................................    United States             6,800            461,380
       Marathon Oil Corp. ......................................    United States            27,900            896,985
   (a) Nabors Industries Ltd. ..................................       Bermuda               21,300            459,441
       Noble Corp. .............................................    United States            16,400            647,636
       Noble Energy Inc. .......................................    United States            14,500          1,107,800
       Occidental Petroleum Corp. ..............................    United States            10,500            930,930
       Peabody Energy Corp. ....................................    United States            23,800          1,111,936
       Schlumberger Ltd. .......................................    United States            17,100          1,221,282
       Smith International Inc. ................................    United States            11,700            558,792
   (a) Southwestern Energy Co. .................................    United States            34,600          1,372,928
   (a) Transocean Ltd. .........................................    United States            11,519            834,551
       Valero Energy Corp. .....................................    United States            16,100            334,719
   (a) Weatherford International Ltd. ..........................    United States            49,400            894,634
       XTO Energy Inc. .........................................    United States            27,300          1,297,296
                                                                                                          ------------
                                                                                                            16,525,822
                                                                                                          ------------
       MATERIALS 1.2%
       Alcoa Inc. ..............................................    United States            58,500            786,240
       Barrick Gold Corp. ......................................        Canada               51,200          2,229,760
       Freeport-McMoRan Copper & Gold Inc., B ..................    United States            21,373          1,614,303
       Nucor Corp. .............................................    United States            10,800            489,456
       United States Steel Corp. ...............................    United States            12,100            661,386
                                                                                                          ------------
                                                                                                             5,781,145
                                                                                                          ------------
       MEDIA 0.0%(b)
   (a) Dex One Corp. ...........................................    United States             4,347            131,758
                                                                                                          ------------
       TOTAL COMMON STOCKS (COST $21,013,660)                                                               22,438,725
                                                                                                          ------------
       PREFERRED STOCKS (COST $37,985) 0.0%(b)
       DIVERSIFIED FINANCIALS 0.0%(b)
   (c) GMAC Inc., 7.00%, pfd., 144A ............................    United States               107             90,880
                                                                                                          ------------

                                                                                           UNITS
                                                                                    -------------------
       MUTUAL FUNDS (COST $20,021,354)    4.8%
       SPDR Dow Jones REIT ETF .................................    United States           400,000         22,980,000

                                                                                    PRINCIPAL AMOUNT(d)
                                                                                    -------------------
(e, f) SENIOR FLOATING RATE INTERESTS (COST $394,942) 0.1%
       MATERIALS 0.1%
       Novelis Corp., U.S. Term Loan, 2.28% - 2.30%, 7/07/14 ...    United States           394,942            383,218
                                                                                                          ------------


                             82 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN REAL RETURN FUND                                       COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
       -------------------------                                   --------------   -------------------   ------------
       CORPORATE BONDS 4.4%
       AUTOMOBILES & COMPONENTS 0.2%
       Ford Motor Credit Co. LLC, senior note,
          9.875%, 8/10/11 ......................................    United States           200,000       $    211,711
          7.00%, 4/15/15 .......................................    United States           400,000            407,197
          8.125%, 1/15/20 ......................................    United States           200,000            212,254
                                                                                                          ------------
                                                                                                               831,162
                                                                                                          ------------
       CAPITAL GOODS 0.4%
       Case New Holland Inc., senior note, 7.125%, 3/01/14 .....    United States           500,000            513,750
   (c) RBS Global & Rexnord Corp., senior note, 144A, 8.50%,
          5/01/18 ..............................................    United States           700,000            702,625
   (c) RSC Equipment Rental Inc., senior secured note, 144A,
          10.00%, 7/15/17 ......................................    United States           500,000            548,750
                                                                                                          ------------
                                                                                                             1,765,125
                                                                                                          ------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.0%(b)
   (c) Casella Waste Systems Inc., senior secured note, 144A,
          11.00%, 7/15/14 ......................................    United States           100,000            109,000
                                                                                                          ------------
       CONSUMER DURABLES & APPAREL 0.1%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..........    United States           500,000            513,750
                                                                                                          ------------
       CONSUMER SERVICES 0.5%
   (c) Host Hotels & Resorts LP, senior note, 144A, 9.00%,
          5/15/17 ..............................................    United States           500,000            547,500
       MGM MIRAGE,
          senior note, 6.625%, 7/15/15 .........................    United States           600,000            520,500
   (c)    senior secured note, 144A, 9.00%, 3/15/20 ............    United States           200,000            211,000
       Royal Caribbean Cruises Ltd., senior deb., 7.25%,
          3/15/18 ..............................................    United States           500,000            503,750
       Starwood Hotels & Resorts Worldwide Inc., senior note,
          6.75%, 5/15/18 .......................................    United States           500,000            517,500
                                                                                                          ------------
                                                                                                             2,300,250
                                                                                                          ------------
       DIVERSIFIED FINANCIALS 0.2%
       GMAC Inc., senior note, 6.875%, 9/15/11 .................    United States           506,000            517,385
   (c) LBI Escrow Corp., senior secured note, 144A, 8.00%,
          11/01/17 .............................................    United States           200,000            207,750
                                                                                                          ------------
                                                                                                               725,135
                                                                                                          ------------
       ENERGY 0.6%
       Chesapeake Energy Corp., senior note,
          6.625%, 1/15/16 ......................................    United States           750,000            742,500
          6.25%, 1/15/18 .......................................    United States            50,000             48,500
   (c) Consol Energy Inc., senior note, 144A,
          8.00%, 4/01/17 .......................................    United States           100,000            106,125
          8.25%, 4/01/20 .......................................    United States           100,000            107,000
       El Paso Corp., senior note, 12.00%, 12/12/13 ............    United States           400,000            478,027
       Mariner Energy Inc., senior note, 11.75%, 6/30/16 .......    United States           200,000            257,000
   (c) Petroplus Finance Ltd., senior note, 144A, 6.75%,
          5/01/14 ..............................................     Switzerland            300,000            286,500
       Tesoro Corp., senior note, 6.25%, 11/01/12 ..............    United States           800,000            810,000
                                                                                                          ------------
                                                                                                             2,835,652
                                                                                                          ------------
       FOOD & STAPLES RETAILING 0.1%
       Rite Aid Corp., senior secured note, 9.75%, 6/12/16 .....    United States           500,000            553,125
                                                                                                          ------------


                             Semiannual Report | 83

Franklin Investors Securities Trust

       FRANKLIN REAL RETURN FUND                                       COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
       -------------------------                                   --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       FOOD, BEVERAGE & TOBACCO 0.2%
   (c) BAT International Finance PLC, 144A, 8.125%, 11/15/13 ...   United Kingdom           400,000       $    471,750
   (c) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ........    United States           500,000            578,750
                                                                                                          ------------
                                                                                                             1,050,500
                                                                                                          ------------
       HEALTH CARE EQUIPMENT & SERVICES 0.4%
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...........    United States           500,000            512,500
   (c) Fresenius US Finance II, senior note, 144A, 9.00%,
          7/15/15 ..............................................       Germany              200,000            226,000
       HCA Inc., senior secured note, 9.125%, 11/15/14 .........    United States           800,000            853,000
       US Oncology Inc., senior secured note, 9.125%, 8/15/17 ..    United States           400,000            420,000
                                                                                                          ------------
                                                                                                             2,011,500
                                                                                                          ------------
       MATERIALS 0.3%
       Ball Corp., senior note, 7.375%, 9/01/19 ................    United States           100,000            105,750
       CF Industries Holdings Inc., senior note, 6.875%,
          5/01/18 ..............................................    United States           300,000            313,875
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ...........    United States           400,000            414,000
       NewPage Corp., senior secured note, 11.375%, 12/31/14 ...    United States           500,000            516,250
       Solo Cup Co., senior secured note, 10.50%, 11/01/13 .....    United States           200,000            214,000
                                                                                                          ------------
                                                                                                             1,563,875
                                                                                                          ------------
       MEDIA 0.4%
   (c) CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20 ....    United States           400,000            411,000
   (c) Lamar Media Corp., senior sub. note, 144A, 7.875%,
          4/15/18 ..............................................    United States           300,000            308,250
       Liberty Media Corp., senior note, 5.70%, 5/15/13 ........    United States           600,000            606,000
   (c) Univision Communications Inc., senior secured note,
          144A, 12.00%, 7/01/14 ................................    United States           500,000            555,000
                                                                                                          ------------
                                                                                                             1,880,250
                                                                                                          ------------
       REAL ESTATE 0.0%(b)
       FelCor Lodging LP, senior secured note, 10.00%,
          10/01/14 .............................................    United States           200,000            210,000
                                                                                                          ------------
       SOFTWARE & SERVICES 0.1%
       SunGard Data Systems Inc., senior secured note, 4.875%,
          1/15/14 ..............................................    United States           600,000            573,750
                                                                                                          ------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.1%
(c, e) Sanmina-SCI Corp., senior note, 144A, FRN,
          3.007%, 6/15/14 ......................................    United States           400,000            384,000
                                                                                                          ------------
       TELECOMMUNICATION SERVICES 0.2%
   (c) New Communications Holdings, senior note, 144A,
          8.25%, 4/15/17 .......................................    United States           100,000            103,500
          8.50%, 4/15/20 .......................................    United States           100,000            103,500
          8.75%, 4/15/22 .......................................    United States           200,000            207,000
   (c) Wind Acquisition Finance SA, senior note, 144A,
          12.00%, 12/01/15 .....................................        Italy               500,000            536,250
                                                                                                          ------------
                                                                                                               950,250
                                                                                                          ------------
       TRANSPORTATION 0.1%
   (c) Delta Air Lines Inc., senior secured note, 144A,
          9.50%, 9/15/14 .......................................    United States           300,000            321,750
                                                                                                          ------------
       UTILITIES 0.5%
       Ameren Corp., senior note, 8.875%, 5/15/14 ..............    United States           500,000            584,489
       CMS Energy Corp., senior note, 8.75%, 6/15/19 ...........    United States           300,000            344,862
       Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ......    United States           500,000            442,500
   (c) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ..     Netherlands            500,000            525,000


                             84 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN REAL RETURN FUND                                       COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
       -------------------------                                   --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       UTILITIES (CONTINUED)
       NRG Energy Inc., senior note, 7.25%, 2/01/14 ............    United States           700,000       $    711,375
                                                                                                          ------------
                                                                                                             2,608,226
                                                                                                          ------------
       TOTAL CORPORATE BONDS (COST $19,421,170) ................                                            21,187,300
                                                                                                          ------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 14.7%
       Government of Hungary,
          3.50%, 7/18/16 .......................................       Hungary               60,000 EUR         76,844
          4.375%, 7/04/17 ......................................       Hungary              150,000 EUR        199,245
          5.75%, 6/11/18 .......................................       Hungary              435,000 EUR        619,975
       senior note, 3.875%, 2/24/20 ............................       Hungary              180,000 EUR        226,290
       Government of Malaysia,
          3.756%, 4/28/11 ......................................       Malaysia          10,290,000 MYR      3,268,069
          3.833%, 9/28/11 ......................................       Malaysia          33,960,000 MYR     10,828,448
          3.702%, 2/25/13 ......................................       Malaysia           1,840,000 MYR        587,454
          3.461%, 7/31/13 ......................................       Malaysia             150,000 MYR         47,481
          3.814%, 2/15/17 ......................................       Malaysia           6,100,000 MYR      1,912,781
       Government of Norway, 6.00%, 5/16/11 ....................        Norway           68,600,000 NOK     12,071,414
       Government of Poland, 4.25%, 5/24/11 ....................        Poland           21,500,000 PLN      7,311,473
       Government of Sweden, 5.25%, 3/15/11 ....................        Sweden           44,235,000 SEK      6,349,507
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ............................     South Korea      2,120,000,000 KRW      1,933,956
          0550-1106, 5.50%, 6/10/11 ............................     South Korea      5,150,000,000 KRW      4,784,773
       Nota Do Tesouro Nacional,
          9.762%, 1/01/12 ......................................       Brazil              5,770(g) BRL      3,208,810
   (h) Index Linked, 6.00%, 5/15/15 ............................       Brazil              4,600(g) BRL      4,934,971
   (h) Index Linked, 6.00%, 5/15/45 ............................       Brazil              1,680(g) BRL      1,837,773
       Queensland Treasury Corp., 11, 6.00%, 6/14/11 ...........      Australia          11,510,000 AUD     10,766,046
                                                                                                          ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $67,711,892) ...................................                                            70,965,310
                                                                                                          ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 64.5%
   (i) U.S. Treasury Bond, Index Linked,
          2.375%, 1/15/25 ......................................    United States         3,104,542          3,387,589
          3.875%, 4/15/29 ......................................    United States           395,526            525,246
   (i) U.S. Treasury Note, Index Linked,
          3.50%, 1/15/11 .......................................    United States        21,170,174         21,861,508
          2.375%, 4/15/11 ......................................    United States        57,655,407         59,461,635
          2.00%, 4/15/12 .......................................    United States        43,685,059         45,954,628
          3.00%, 7/15/12 .......................................    United States         9,643,568         10,444,438
          2.00%, 1/15/14 .......................................    United States        42,462,419         45,504,469
          1.25%, 4/15/14 .......................................    United States        48,133,998         50,281,207
          2.00%, 7/15/14 .......................................    United States         1,149,830          1,237,235
          1.625%, 1/15/15 ......................................    United States        44,268,358         46,786,121
          2.00%, 1/15/16 .......................................    United States        22,932,196         24,748,862
                                                                                                          ------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $302,520,503) ..................................                                           310,192,938
                                                                                                          ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $431,121,506) ..................................                                           448,238,371
                                                                                                          ------------


                             Semiannual Report | 85

Franklin Investors Securities Trust

       FRANKLIN REAL RETURN FUND                                       COUNTRY      PRINCIPAL AMOUNT(d)       VALUE
       -------------------------                                   --------------   -------------------   ------------
       SHORT TERM INVESTMENTS 5.8%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.3%
   (j) Malaysia Treasury Bills,
          10/15/10 - 1/06/11 ...................................      Malaysia            4,725,000 MYR   $  1,459,850
          1810, 11/02/10 .......................................      Malaysia              565,000 MYR        174,871
                                                                                                          ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $1,628,252)                                                                                  1,634,721
                                                                                                          ------------
       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
          (COST $432,749,758)                                                                              449,873,092
                                                                                                          ------------
       REPURCHASE AGREEMENTS (COST $26,368,852) 5.5%
   (k) Joint Repurchase Agreement, 0.174%, 5/03/10 .............    United States        26,368,852         26,368,852
          (Maturity Value $26,369,234)
          Banc of America Securities LLC (Maturity Value
             $4,074,047)
          Barclays Capital Inc. (Maturity Value $4,074,047)
          BNP Paribas Securities Corp. (Maturity Value
             $4,268,386)
          Credit Suisse Securities (USA) LLC (Maturity Value
             $3,879,969)
       Deutsche Bank Securities Inc. (Maturity Value $4,252,830)
       HSBC Securities (USA) Inc. (Maturity Value $1,939,985)
       Morgan Stanley & Co. Inc. (Maturity Value $1,939,985)
       UBS Securities LLC (Maturity Value $1,939,985)
          Collateralized by U.S. Government Agency Securities,
          0.18% - 5.875%, 5/04/10 - 8/13/14; (j) U.S. Government
          Agency Discount Notes, 12/14/10; (j) U.S. Treasury
          Bills, 5/06/10 - 3/10/11; and U.S. Treasury Notes,
          0.875% - 4.375%, 7/31/10 - 4/30/14
                                                                                                          ------------
       TOTAL INVESTMENTS (COST $459,118,610) 99.0% .............                                           476,241,944
       OTHER ASSETS, LESS LIABILITIES 1.0% .....................                                             4,574,350
                                                                                                          ------------
       NET ASSETS 100.0% .......................................                                          $480,816,294
                                                                                                          ============

See Abbreviations on page 117.

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $7,648,880, representing 1.59% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  The coupon rate shown represents the rate at period end.

(f)  See Note 1(f) regarding senior floating rate interests.

(g)  Principal amount is stated in 1,000 Brazilian Real Units.

(h)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(i)  Principal amount of security is adjusted for inflation. See Note 1(h).

(j)  The security is traded on a discount basis with no stated coupon rate.

(k)  See Note 1(c) regarding joint repurchase agreement.


                             86 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

At April 30, 2010, the fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                          CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY           COUNTERPARTY   TYPE      QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------           ------------   ----   -------------   ----------   ----------   ------------   ------------
Indian Rupee ...       DBAB        Buy     110,401,000   $2,260,000      6/18/10     $221,609       $     --
Chilean Peso ...       JPHQ        Buy     870,254,700    1,590,000      8/18/10       85,876             --
Chilean Peso ...       JPHQ        Buy     289,219,000      523,000      8/19/10       33,951             --
Chinese Yuan ...       HSBC        Buy         806,753      122,536     10/25/10           --         (3,090)
Chinese Yuan ...       HSBC        Buy       1,371,580      207,746     10/26/10           --         (4,660)
Chinese Yuan ...       HSBC        Buy         820,480      124,024     10/27/10           --         (2,530)
Chinese Yuan ...       HSBC        Buy      42,000,000    6,330,068      2/09/11           --        (79,835)
Chilean Peso ...       DBAB        Buy   2,927,500,000    5,576,190      4/04/11       25,055             --
                                                                                     --------       --------
   Unrealized appreciation (depreciation)                                             366,491        (90,115)
                                                                                     --------       --------
      Net unrealized appreciation (depreciation)                                     $276,376
                                                                                     ========

See Abbreviations on page 117.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 87

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2010 (unaudited)

                                                             FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                          BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                          -------------   --------------------   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .....................   $142,268,404        $857,714,062        $ 709,280,158
      Cost - Sweep Money Fund (Note 7) ................      7,500,985          16,543,375           27,987,070
                                                          ------------        ------------        -------------
      Total cost of investments .......................   $149,769,389        $874,257,437        $ 737,267,228
                                                          ============        ============        =============
      Value - Unaffiliated issuers ....................   $153,026,139        $884,861,292        $ 793,616,030
      Value - Sweep Money Fund (Note 7) ...............      7,500,985          16,543,375           27,987,070
                                                          ------------        ------------        -------------
      Total value of investments ......................    160,527,124         901,404,667          821,603,100
   Receivables:
      Investment securities sold ......................        817,733          12,683,588                   --
      Capital shares sold .............................      1,500,269           3,794,403            4,570,928
      Dividends and interest ..........................      1,012,591           4,162,676            1,948,930
   Other assets .......................................          1,855               5,176                  289
                                                          ------------        ------------        -------------
         Total assets .................................    163,859,572         922,050,510          828,123,247
                                                          ------------        ------------        -------------
Liabilities:
   Payables:
      Investment securities purchased .................      5,108,057           8,850,037                   --
      Capital shares redeemed .........................        378,342           2,564,220            2,034,896
      Affiliates ......................................        130,740             703,144              627,187
      Unaffiliated transfer agent fees ................          4,384             102,839              190,955
   Loss contingency (Note 13) .........................         92,496                  --                   --
   Options written, at value (premiums received
      $209,475, $-- and $--, respectively) ............        284,888                  --                   --
   Accrued expenses and other liabilities .............         21,640              82,878               93,888
                                                          ------------        ------------        -------------
         Total liabilities ............................      6,020,547          12,303,118            2,946,926
                                                          ------------        ------------        -------------
            Net assets, at value ......................   $157,839,025        $909,747,392        $ 825,176,321
                                                          ============        ============        =============
Net assets consist of:
   Paid-in capital ....................................   $152,468,498        $957,491,523        $ 900,751,301
   Distributions in excess of net investment income ...       (396,190)        (52,013,866)          (2,734,036)
   Net unrealized appreciation (depreciation) .........     10,590,170          27,147,230           84,340,251
   Accumulated net realized gain (loss) ...............     (4,823,453)        (22,877,495)        (157,181,195)
                                                          ------------        ------------        -------------
            Net assets, at value ......................   $157,839,025        $909,747,392        $ 825,176,321
                                                          ============        ============        =============

   The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010 (unaudited)

                                                             FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                          BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                          -------------   --------------------   ---------------
CLASS A:
   Net assets, at value ...............................    $120,709,315       $649,896,763         $701,230,961
                                                           ------------       ------------         ------------
   Shares outstanding .................................      12,887,994         46,125,208           44,380,770
                                                           ------------       ------------         ------------
   Net asset value per share(a) .......................    $       9.37       $      14.09         $      15.80
                                                           ------------       ------------         ------------
   Maximum offering price per share (net asset value
      per share / 94.25%) .............................    $       9.94       $      14.95         $      16.76
                                                           ------------       ------------         ------------
CLASS B:
   Net assets, at value ...............................              --                 --         $ 15,321,045
                                                           ------------       ------------         ------------
   Shares outstanding .................................              --                 --              974,958
                                                           ------------       ------------         ------------
   Net asset value and maximum offering price per
      share(a) ........................................              --                 --         $      15.71
                                                           ------------       ------------         ------------
CLASS C:
   Net assets, at value ...............................    $ 34,074,439       $219,102,320         $100,707,395
                                                           ------------       ------------         ------------
   Shares outstanding .................................       3,661,875         15,720,897            6,403,432
                                                           ------------       ------------         ------------
   Net asset value and maximum offering price per
      share(a) ........................................    $       9.31       $      13.94         $      15.73
                                                           ------------       ------------         ------------
CLASS R:
   Net assets, at value ...............................    $    199,847                 --         $  4,196,249
                                                           ------------       ------------         ------------
   Shares outstanding .................................          21,295                 --              265,471
                                                           ------------       ------------         ------------
   Net asset value and maximum offering price per
      share ...........................................    $       9.38                 --         $      15.81
                                                           ------------       ------------         ------------
ADVISOR CLASS:
   Net assets, at value ...............................    $  2,855,424       $ 40,748,309         $  3,720,671
                                                           ------------       ------------         ------------
   Shares outstanding .................................         304,401          2,890,432              235,338
                                                           ------------       ------------         ------------
   Net asset value and maximum offering price per
      share ...........................................    $       9.38       $      14.10         $      15.81
                                                           ------------       ------------         ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010 (unaudited)

                                                              FRANKLIN
                                                          LIMITED MATURITY
                                                           U.S. GOVERNMENT   FRANKLIN REAL
                                                           SECURITIES FUND    RETURN FUND
                                                          ----------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .....................     $403,418,332     $432,749,758
      Cost - Sweep Money Fund (Note 7) ................        8,587,308               --
      Cost - Repurchase agreements ....................        5,558,198       26,368,852
                                                            ------------     ------------
      Total cost of investments .......................     $417,563,838     $459,118,610
                                                            ------------     ------------
      Value - Unaffiliated issuers ....................     $414,140,426     $449,873,092
      Value - Sweep Money Fund (Note 7) ...............        8,587,308               --
      Value - Repurchase agreements ...................        5,558,198       26,368,852
                                                            ------------     ------------
      Total value of investments ......................      428,285,932      476,241,944
   Cash ...............................................           93,750              396
   Foreign currency, at value (cost $-- and $4,208,
      respectively) ...................................               --            4,283
   Receivables:
      Investment securities sold ......................          268,312        4,128,952
      Capital shares sold .............................        1,828,675        2,760,190
      Dividends and interest ..........................        2,594,378        3,279,815
   Unrealized appreciation on forward exchange
      contracts .......................................               --          366,491
   Other assets .......................................            1,625              918
                                                            ------------     ------------
         Total assets .................................      433,072,672      486,782,989
                                                            ------------     ------------
Liabilities:
   Payables:
      Investment securities purchased .................               --        4,185,756
      Capital shares redeemed .........................        2,115,469        1,162,399
      Affiliates ......................................          248,276          292,609
      Unaffiliated transfer agent fees ................           45,489           57,291
      Distributions to shareholders ...................          228,876           97,169
   Unrealized depreciation on forward exchange
      contracts .......................................               --           90,115
   Accrued expenses and other liabilities .............           32,100           81,356
                                                            ------------     ------------
         Total liabilities ............................        2,670,210        5,966,695
                                                            ------------     ------------
            Net assets, at value ......................     $430,402,462     $480,816,294
                                                            ============     ============
Net assets consist of:
   Paid-in capital ....................................     $430,982,095     $471,373,359
   Distributions in excess of net investment income ...       (3,281,875)      (5,136,069)
   Net unrealized appreciation (depreciation) .........       10,722,094       17,397,348
   Accumulated net realized gain (loss) ...............       (8,019,852)      (2,818,344)
                                                            ------------     ------------
           Net assets, at value .......................     $430,402,462     $480,816,294
                                                            ============     ============

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010 (unaudited)

                                                              FRANKLIN
                                                          LIMITED MATURITY
                                                           U.S. GOVERNMENT   FRANKLIN REAL
                                                           SECURITIES FUND    RETURN FUND
                                                          ----------------   -------------
CLASS A:
   Net assets, at value ...............................     $353,799,043      $392,636,528
                                                            ------------      ------------
   Shares outstanding .................................       33,889,735        35,695,093
                                                            ------------      ------------
   Net asset value per share(a) .......................     $      10.44      $      11.00
                                                            ------------      ------------
   Maximum offering price per share (net asset value
      per share / 97.75% and 95.75%, respectively) ....     $      10.68      $      11.49
                                                            ------------      ------------
CLASS C:
   Net assets, at value ...............................               --      $ 50,161,212
                                                            ------------      ------------
   Shares outstanding .................................               --         4,583,530
                                                            ------------      ------------
   Net asset value and maximum offering price per
      share(a) ........................................               --      $      10.94
                                                            ------------      ------------
ADVISOR CLASS:
   Net assets, at value ...............................     $ 76,603,419      $ 38,018,554
                                                            ------------      ------------
   Shares outstanding .................................        7,343,689         3,449,479
                                                            ------------      ------------
   Net asset value and maximum offering price per share     $      10.43      $      11.02
                                                            ------------      ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2010 (unaudited)

                                                             FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                          BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                          -------------   --------------------   ---------------
Investment income:
   Dividends ..........................................    $ 1,314,727        $  5,432,384         $11,907,957
   Interest ...........................................      1,697,948           8,659,903           1,065,335
                                                           -----------        ------------         -----------
         Total investment income ......................      3,012,675          14,092,287          12,973,292
                                                           -----------        ------------         -----------
Expenses:
   Management fees (Note 3a) ..........................        323,648           2,004,946           1,773,641
   Administrative fees (Note 3b) ......................        131,346                  --                  --
   Distribution fees: (Note 3c)
      Class A .........................................        163,478             730,264             766,277
      Class B .........................................             --                  --              80,033
      Class C .........................................        126,637           1,028,219             467,357
      Class R .........................................            448                  --              10,477
Transfer agent fees (Note 3e) .........................         64,523             549,520             743,879
Custodian fees (Note 4) ...............................            782               4,514               5,181
Reports to shareholders ...............................          8,100              71,076              96,071
Registration and filing fees ..........................         29,697              37,202              41,488
Professional fees .....................................         17,777              19,817              16,658
Trustees' fees and expenses ...........................          1,481              11,747              11,404
Other .................................................         10,975              34,457              14,159
                                                           -----------        ------------         -----------
         Total expenses ...............................        878,892           4,491,762           4,026,625
         Expense reductions (Note 4) ..................             --                  (3)                 (8)
         Expenses waived/paid by affiliates (Note 3f) .       (122,051)                 --                  --
                                                           -----------        ------------         -----------
            Net expenses ..............................        756,841           4,491,759           4,026,617
                                                           -----------        ------------         -----------
               Net investment income ..................      2,255,834           9,600,528           8,946,675
                                                           -----------        ------------         -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................      3,701,163          27,581,945           7,589,472
      Written options (Note 6) ........................        345,613                  --                  --
      Foreign currency transactions ...................           (834)                 --             (58,309)
                                                           -----------        ------------         -----------
               Net realized gain (loss) ...............      4,045,942          27,581,945           7,531,163
                                                           -----------        ------------         -----------
   Net change in unrealized appreciation (depreciation)
      on:
      Investments .....................................      8,134,535          94,837,939          76,989,636
      Translation of other assets and liabilities
         denominated in foreign currencies ............           (168)                 --             (11,658)
                                                           -----------        ------------         -----------
               Net change in unrealized appreciation
                  (depreciation) ......................      8,134,367          94,837,939          76,977,978
                                                           -----------        ------------         -----------
Net realized and unrealized gain (loss) ...............     12,180,309         122,419,884          84,509,141
                                                           -----------        ------------         -----------
Net increase (decrease) in net assets resulting from
   operations .........................................    $14,436,143        $132,020,412         $93,455,816
                                                           ===========        ============         ===========

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended April 30, 2010 (unaudited)

                                                              FRANKLIN
                                                          LIMITED MATURITY
                                                           U.S. GOVERNMENT   FRANKLIN REAL
                                                           SECURITIES FUND    RETURN FUND
                                                          ----------------   -------------
Investment income:
   Dividends ..........................................      $       --       $   232,733
   Interest ...........................................       5,603,092         3,638,624
   Inflation principal adjustments ....................          19,360         1,111,258
                                                             ----------       -----------
         Total investment income ......................       5,622,452         4,982,615
                                                             ----------       -----------
Expenses:
   Management fees (Note 3a) ..........................       1,090,184           918,307
   Administrative fees (Note 3b) ......................              --           432,144
   Distribution fees: (Note 3c)
      Class A .........................................         178,238           457,619
      Class C .........................................              --           118,585
   Transfer agent fees (Note 3e) ......................         320,209           285,065
   Custodian fees (Note 4) ............................           2,868            25,822
   Reports to shareholders ............................          28,569            39,941
   Registration and filing fees .......................          36,751            42,193
   Professional fees ..................................          17,533            20,411
   Trustees' fees and expenses ........................           6,871             6,462
   Other ..............................................           8,459            10,949
                                                             ----------       -----------
         Total expenses ...............................       1,689,682         2,357,498
         Expenses waived/paid by affiliates (Note 3f) .              --          (376,784)
                                                             ----------       -----------
            Net expenses ..............................       1,689,682         1,980,714
                                                             ----------       -----------
               Net investment income ..................       3,932,770         3,001,901
                                                             ----------       -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................       1,071,470          (547,001)
      Foreign currency transactions ...................              --           893,156
                                                             ----------       -----------
               Net realized gain (loss) ...............       1,071,470           346,155
                                                             ----------       -----------
   Net change in unrealized appreciation (depreciation)
      on:
      Investments .....................................        (820,230)       12,044,111
      Translation of other assets and liabilities
         denominated in foreign currencies ............              --          (771,892)
                                                             ----------       -----------
               Net change in unrealized appreciation
                  (depreciation) ......................        (820,230)       11,272,219
                                                             ----------       -----------
Net realized and unrealized gain (loss) ...............         251,240        11,618,374
                                                             ----------       -----------
Net increase (decrease) in net assets resulting from
   operations .........................................      $4,184,010       $14,620,275
                                                             ==========       ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FRANKLIN CONVERTIBLE SECURITIES
                                                                 FRANKLIN BALANCED FUND                         FUND
                                                          -----------------------------------   -----------------------------------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                           APRIL 30, 2010       YEAR ENDED       APRIL 30, 2010       YEAR ENDED
                                                             (UNAUDITED)     OCTOBER 31, 2009      (UNAUDITED)     OCTOBER 31, 2009
                                                          ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................     $  2,255,834       $  3,411,510       $  9,600,528       $ 19,489,389
      Net realized gain (loss) from investments,
         written options and foreign currency
         transactions .................................        4,045,942         (4,768,029)        27,581,945        (44,659,839)
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ...........................        8,134,367         21,959,649         94,837,939        224,420,871
                                                            ------------       ------------       ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ..............       14,436,143         20,603,130        132,020,412        199,250,421
                                                            ------------       ------------       ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................       (2,093,158)        (3,159,541)       (13,549,378)       (24,773,314)
         Class C ......................................         (418,468)          (575,245)        (4,033,438)        (7,791,341)
         Class R ......................................           (3,349)            (2,675)                --                 --
         Advisor Class ................................          (50,907)           (70,588)          (851,471)          (850,548)
                                                            ------------       ------------       ------------       ------------
   Total distributions to shareholders ................       (2,565,882)        (3,808,049)       (18,434,287)       (33,415,203)
                                                            ------------       ------------       ------------       ------------
   Capital share transactions: (Note 2)
         Class A ......................................       22,920,076         35,441,027         26,469,156         26,928,762
         Class C ......................................       12,418,330          9,663,374         (1,296,570)        11,366,862
         Class R ......................................            9,894            145,105                 --                 --
         Advisor Class ................................          784,569            510,440          3,948,238         28,243,035
                                                            ------------       ------------       ------------       ------------
   Total capital share transactions ...................       36,132,869         45,759,946         29,120,824         66,538,659
                                                            ------------       ------------       ------------       ------------
           Net increase (decrease) in net assets ......       48,003,130         62,555,027        142,706,949        232,373,877
   Net assets:
      Beginning of period .............................      109,835,895         47,280,868        767,040,443        534,666,566
                                                            ------------       ------------       ------------       ------------
      End of period ...................................     $157,839,025       $109,835,895       $909,747,392       $767,040,443
                                                            ============       ============       ============       ============
   Distributions in excess of net investment income
      included in net assets:
      End of period ...................................     $   (396,190)      $    (86,142)      $(52,013,866)      $(43,180,107)
                                                            ============       ============       ============       ============

   The accompanying notes are an integral part of these financial statements.


                             94 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                      FRANKLIN LIMITED MATURITY
                                                              FRANKLIN EQUITY INCOME FUND         U.S. GOVERNMENT SECURITIES FUND
                                                          -----------------------------------   -----------------------------------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                           APRIL 30, 2010        YEAR ENDED      APRIL 30, 2010       YEAR ENDED
                                                             (UNAUDITED)     OCTOBER 31, 2009      (UNAUDITED)     OCTOBER 31, 2009
                                                          ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................     $  8,946,675      $  17,203,401       $  3,932,770       $ 10,695,802
      Net realized gain (loss) from investments and
         foreign currency transactions ................        7,531,163       (118,117,906)         1,071,470          6,262,556
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ...........................       76,977,978        176,437,271           (820,230)        10,768,433
                                                            ------------      -------------       ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ..............       93,455,816         75,522,766          4,184,010         27,726,791
                                                            ------------      -------------       ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................       (8,618,992)       (18,567,026)        (4,850,940)       (11,582,957)
         Class B ......................................         (167,027)          (607,816)                --                 --
         Class C ......................................         (952,742)        (2,560,510)                --                 --
         Class R ......................................          (53,211)          (163,458)                --                 --
         Advisor Class ................................          (46,215)           (60,658)          (983,940)        (1,398,307)
                                                            ------------      -------------       ------------       ------------
   Total distributions to shareholders ................       (9,838,187)       (21,959,468)        (5,834,880)       (12,981,264)
                                                            ------------      -------------       ------------       ------------
   Capital share transactions: (Note 2)
         Class A ......................................       90,956,513         30,323,752         (2,560,172)        45,902,675
         Class B ......................................       (3,338,304)        (4,934,336)                --                 --
         Class C ......................................        3,814,844            647,234                 --                 --
         Class R ......................................         (504,412)          (839,999)                --                 --
         Advisor Class ................................        1,254,134          1,266,491         21,766,870         25,997,252
                                                            ------------      -------------       ------------       ------------
   Total capital share transactions ...................       92,182,775         26,463,142         19,206,698         71,899,927
                                                            ------------      -------------       ------------       ------------
            Net increase (decrease) in net assets .....      175,800,404         80,026,440         17,555,828         86,645,454
Net assets:
   Beginning of period ................................      649,375,917        569,349,477        412,846,634        326,201,180
                                                            ------------      -------------       ------------       ------------
   End of period ......................................     $825,176,321      $ 649,375,917       $430,402,462       $412,846,634
                                                            ============      =============       ============       ============
Distributions in excess of net investment income
   included in net assets:
      End of period ...................................     $ (2,734,036)     $  (1,842,524)      $ (3,281,875)      $ (1,379,765)
                                                            ============      =============       ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 95

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FRANKLIN REAL RETURN FUND
                                                          -----------------------------------
                                                          SIX MONTHS ENDED
                                                           APRIL 30, 2010       YEAR ENDED
                                                             (UNAUDITED)     OCTOBER 31, 2009
                                                          ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................     $  3,001,901       $    116,907
      Net realized gain (loss) from investments and
         foreign currency transactions ................          346,155         (3,117,688)
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ...........................       11,272,219         42,023,573
                                                            ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ..............       14,620,275         39,022,792
                                                            ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................       (3,571,373)          (326,766)
         Class C ......................................         (342,321)              (399)
         Advisor Class ................................         (405,681)           (19,887)
                                                            ------------       ------------
   Total distributions to shareholders ................       (4,319,375)          (347,052)
                                                            ------------       ------------
   Capital share transactions: (Note 2)
         Class A ......................................       40,940,481         21,713,620
         Class C ......................................       25,203,406         23,252,923
         Advisor Class ................................       13,091,912          7,489,492
                                                            ------------       ------------
   Total capital share transactions ...................       79,235,799         52,456,035
                                                            ------------       ------------
            Net increase (decrease) in net assets .....       89,536,699         91,131,775
   Net assets:
      Beginning of period .............................      391,279,595        300,147,820
                                                            ------------       ------------
      End of period ...................................     $480,816,294       $391,279,595
                                                            ============       ============
   Distributions in excess of net investment income
      included in net assets:
      End of period ...................................     $ (5,136,069)      $ (3,818,595)
                                                            ============       ============

   The accompanying notes are an integral part of these financial statements.


                             96 | Semiannual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                 CLASS A, CLASS B,
CLASS A, CLASS C,         CLASS A, CLASS C       CLASS C, CLASS R
CLASS R & ADVISOR CLASS   & ADVISOR CLASS        & ADVISOR CLASS    CLASS A & ADVISOR CLASS
-----------------------   --------------------   ----------------   ----------------------------------
Franklin Balanced         Franklin Convertible   Franklin Equity    Franklin Limited Maturity
   Fund                      Securities Fund        Income Fund        U.S. Government Securities Fund
                          Franklin Real Return
                             Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.


                             Semiannual Report | 97

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.


                             98 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at period end had been entered into on April 30, 2010. The joint repurchase agreement is valued at cost which approximates market value.

D. DERIVATIVE FINANCIAL INSTRUMENTS

Certain funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks


                             Semiannual Report | 99

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the fund's independent pricing services and the fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Certain funds generally enter into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

Certain funds generally purchase or write option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

E. EQUITY-LINKED SECURITIES

The Franklin Balanced Fund and the Franklin Equity Income Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.


                            100 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds' financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                            Semiannual Report | 101

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                               FRANKLIN               FRANKLIN CONVERTIBLE
                                            BALANCED FUND               SECURITIES FUND
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    4,364,265   $ 39,276,667     8,005,566   $ 106,903,328
   Shares issued in reinvestment of
      distributions ...............      179,789      1,622,400       852,416      11,246,000
   Shares redeemed ................   (1,997,598)   (17,978,991)   (6,913,873)    (91,680,172)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........    2,546,456   $ 22,920,076     1,944,109   $  26,469,156
                                      ==========   ============   ===========   =============
Year ended October 31, 2009
   Shares sold ....................    8,467,809   $ 61,287,119    17,583,217   $ 181,565,209
   Shares issued in reinvestment of
      distributions ...............      311,481      2,260,134     1,846,448      18,643,164
   Shares redeemed ................   (4,019,994)   (28,106,226)  (17,039,252)   (173,279,611)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........    4,759,296   $ 35,441,027     2,390,413   $  26,928,762
                                      ==========   ============   ===========   =============


                            102 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               FRANKLIN              FRANKLIN CONVERTIBLE
                                            BALANCED FUND              SECURITIES FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    1,715,344   $ 15,468,726    1,403,058   $ 18,505,290
   Shares issued in reinvestment of
      distributions ...............       33,831        303,833      221,316      2,892,043
   Shares redeemed ................     (375,654)    (3,354,229)  (1,723,528)   (22,693,903)
                                      ----------   ------------    ---------   ------------
   Net increase (decrease) ........    1,373,521   $ 12,418,330      (99,154)  $ (1,296,570)
                                      ==========   ============    =========   ============
Year ended October 31, 2009
   Shares sold ....................    2,691,789   $ 19,419,328    5,260,858   $ 52,363,537
   Shares issued in reinvestment of
      distributions ...............       58,829        420,240      537,461      5,357,000
   Shares redeemed ................   (1,487,839)   (10,176,194)  (4,695,077)   (46,353,675)
                                      ----------   ------------    ---------   ------------
   Net increase (decrease) ........    1,262,779   $  9,663,374    1,103,242   $ 11,366,862
                                      ==========   ============    =========   ============
CLASS R SHARES:
Six Months ended April 30, 2010
   Shares sold ....................       10,537   $     94,628
   Shares issued in reinvestment of
      distributions ...............          351          3,178
   Shares redeemed ................      (10,053)       (87,912)
                                      ----------   ------------
   Net increase (decrease) ........          835   $      9,894
                                      ==========   ============
Year ended October 31, 2009
   Shares sold ....................       19,278   $    148,614
   Shares issued in reinvestment of
      distributions ...............          297          2,297
   Shares redeemed ................         (814)        (5,806)
                                      ----------   ------------
   Net increase (decrease) ........       18,761   $    145,105
                                      ==========   ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold ....................       98,324   $    889,098      720,933   $  9,680,769
   Shares issued in reinvestment of
      distributions ...............        3,434         31,070       20,854        275,296
   Shares redeemed ................      (14,831)      (135,599)    (455,178)    (6,007,827)
                                      ----------   ------------    ---------   ------------
   Net increase (decrease) ........       86,927   $    784,569      286,609   $  3,948,238
                                      ==========   ============    =========   ============
Year ended October 31, 2009
   Shares sold ....................       87,053   $    704,641    3,528,088   $ 37,631,625
   Shares issued in reinvestment of
      distributions ...............        7,666         54,704       56,438        555,049
   Shares redeemed ................      (30,174)      (248,905)  (1,014,194)    (9,943,639)
                                      ----------   ------------    ---------   ------------
   Net increase (decrease) ........       64,545   $    510,440    2,570,332   $ 28,243,035
                                      ==========   ============    =========   ============


                            Semiannual Report | 103

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                              FRANKLIN
                                            FRANKLIN EQUITY            LIMITED MATURITY U.S.
                                              INCOME FUND            GOVERNMENT SECURITIES FUND
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    10,598,928   $ 160,923,840     7,611,391   $  79,629,678
   Shares issued in reinvestment of
      distributions ...............       533,446       8,112,956       390,862       4,089,747
   Shares redeemed ................    (5,162,278)    (78,080,283)   (8,252,938)    (86,279,597)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........     5,970,096   $  90,956,513      (250,685)  $  (2,560,172)
                                      ===========   =============   ===========   =============
Year ended October 31, 2009
   Shares sold ....................    13,462,309   $ 165,022,874    21,695,160   $ 225,395,902
   Shares issued in reinvestment of
      distributions ...............     1,421,743      17,183,064       895,516       9,326,291
   Shares redeemed ................   (12,578,113)   (151,882,186)  (18,149,011)   (188,819,518)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........     2,305,939   $  30,323,752     4,441,665   $  45,902,675
                                      ===========   =============   ===========   =============
CLASS B SHARES:
Six Months ended April 30, 2010
   Shares sold ....................        46,602   $     697,931
   Shares issued in reinvestment of
      distributions ...............         9,653         145,753
   Shares redeemed ................      (278,209)     (4,181,988)
                                      -----------   -------------
   Net increase (decrease) ........      (221,954)  $  (3,338,304)
                                      ===========   =============
Year ended October 31, 2009
   Shares sold ....................       191,147   $   2,226,668
   Shares issued in reinvestment of
      distributions ...............        43,858         522,954
   Shares redeemed ................      (641,852)     (7,683,958)
                                      -----------   -------------
   Net increase (decrease) ........      (406,847)  $  (4,934,336)
                                      ===========   =============
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold ....................     1,200,870   $  18,124,133
   Shares issued in reinvestment of
      distributions ...............        57,373         868,173
   Shares redeemed ................    (1,010,103)    (15,177,462)
                                      -----------   -------------
   Net increase (decrease) ........       248,140   $   3,814,844
                                      ===========   =============
Year ended October 31, 2009
   Shares sold ....................     2,328,317   $  28,070,055
   Shares issued in reinvestment of
      distributions ...............       187,622       2,252,834
   Shares redeemed ................    (2,472,658)    (29,675,655)
                                      -----------   -------------
   Net increase (decrease) ........        43,281   $     647,234
                                      ===========   =============


                            104 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN EQUITY       FRANKLIN LIMITED MATURITY U.S.
                                            INCOME FUND           GOVERNMENT SECURITIES FUND
                                      ----------------------   -------------------------------
                                       SHARES       AMOUNT            SHARES        AMOUNT
                                      --------   -----------        ----------   ------------
CLASS R SHARES:
Six Months ended April 30, 2010
   Shares sold ....................     38,421   $   580,246
   Shares issued in reinvestment of
      distributions ...............      3,499        53,128
   Shares redeemed ................    (76,324)   (1,137,786)
                                      --------   -----------
   Net increase (decrease) ........    (34,404)  $  (504,412)
                                      ========   ===========
Year ended October 31, 2009
   Shares sold ....................     57,455   $   696,015
   Shares issued in reinvestment of
      distributions ...............     13,581       163,252
   Shares redeemed ................   (135,139)   (1,699,266)
                                      --------   -----------
   Net increase (decrease) ........    (64,103)  $  (839,999)
                                      ========   ===========
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    101,628   $ 1,533,420         3,579,877   $ 37,456,986
   Shares issued in reinvestment of
      distributions ...............      2,249        34,272            35,242        368,366
   Shares redeemed ................    (20,760)     (313,558)       (1,539,931)   (16,058,482)
                                      --------   -----------        ----------   ------------
   Net increase (decrease) ........     83,117   $ 1,254,134         2,075,188   $ 21,766,870
                                      ========   ===========        ==========   ============
Year ended October 31, 2009
   Shares sold ....................    141,466   $ 1,771,572         4,176,435   $ 43,380,798
   Shares issued in reinvestment of
      distributions ...............      4,525        54,765            62,522        650,799
   Shares redeemed ................    (46,488)     (559,846)       (1,732,654)   (18,034,345)
                                      --------   -----------        ----------   ------------
   Net increase (decrease) ........     99,503   $ 1,266,491         2,506,303   $ 25,997,252
                                      ========   ===========        ==========   ============

                                       FRANKLIN REAL RETURN FUND
                                      ---------------------------
                                         SHARES         AMOUNT
                                      -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold ....................     8,562,953   $  93,286,581
   Shares issued in reinvestment of
      distributions ...............       290,928       3,168,364
   Shares redeemed ................    (5,093,773)    (55,514,464)
                                      -----------   -------------
   Net increase (decrease) ........     3,760,108   $  40,940,481
                                      ===========   =============
Year ended October 31, 2009
   Shares sold ....................    17,469,435   $ 176,345,404
   Shares issued in reinvestment of
      distributions ...............        28,335         276,272
   Shares redeemed ................   (15,459,555)   (154,908,056)
                                      -----------   -------------
   Net increase (decrease) ........     2,038,215   $  21,713,620
                                      ===========   =============


                            Semiannual Report | 105

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              FRANKLIN
                                          REAL RETURN FUND
                                      -----------------------
                                        SHARES       AMOUNT
                                      ---------   -----------
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold ....................   2,723,312   $29,524,861
   Shares issued in reinvestment of
      distributions ...............      27,699       300,219
   Shares redeemed ................    (426,240)   (4,621,674)
                                      ---------   -----------
   Net increase (decrease) ........   2,324,771   $25,203,406
                                      =========   ===========
Year ended October 31, 2009(a)
   Shares sold ....................   2,467,232   $25,422,627
   Shares issued in reinvestment of
      distributions ...............          38           372
   Shares redeemed ................    (208,511)   (2,170,076)
                                      ---------   -----------
   Net increase (decrease) ........   2,258,759   $23,252,923
                                      =========   ===========
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold ....................   1,949,069   $21,292,985
   Shares issued in reinvestment of
      distributions ...............      27,959       305,076
   Shares redeemed ................    (777,562)   (8,506,149)
                                      ---------   -----------
   Net increase (decrease) ........   1,199,466   $13,091,912
                                      =========   ===========
Year ended October 31, 2009
   Shares sold ....................   1,486,014   $15,342,444
   Shares issued in reinvestment of
      distributions ...............       1,310        12,790
   Shares redeemed ................    (772,068)   (7,865,742)
                                      ---------   -----------
   Net increase (decrease) ........     715,256   $ 7,489,492
                                      =========   ===========

(a)  For the period November 3, 2008 (effective date) to October 31, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (F T Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                            106 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.500%         Up to and including $250 million
       0.475%         Over $250 million, up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.425%         Over $1 billion, up to and including $2.5 billion
       0.400%         Over $2.5 billion, up to and including $5 billion
       0.375%         Over $5 billion, up to and including $10 billion
       0.350%         Over $10 billion, up to and including $15 billion
       0.325%         Over $15 billion, up to and including $20 billion
       0.300%         In excess of $20 billion

The Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         In excess of $250 million


                            Semiannual Report | 107

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.425%         Up to and including $500 million
       0.325%         Over $500 million, up to and including $1 billion
       0.280%         Over $1 billion, up to and including $1.5 billion
       0.235%         Over $1.5 billion, up to and including $6.5 billion
       0.215%         Over $6.5 billion, up to and including $11.5 billion
       0.200%         Over $11.5 billion, up to and including $16.5 billion
       0.190%         Over $16.5 billion, up to and including $19 billion
       0.180%         Over $19 billion, up to and including $21.5 billion
       0.170%         In excess of $21.5 billion

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin Balanced Fund and the Franklin Real Return Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisers, the administrative fee for the Franklin Convertible Securities Fund, the Franklin Equity Income Fund and the Franklin Limited Maturity U.S. Government Securities Fund are paid by Advisers based on each fund's average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees have adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                            108 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                                   FRANKLIN       FRANKLIN
                                                   FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                                 FRANKLIN        CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                               BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                               -------------   ---------------   -----------   ----------------   --------
Reimbursement Plans:
   Class A .................        0.35%            0.25%           0.25%           0.10%          0.25%
Compensation Plans:
   Class B .................          --               --            1.00%             --             --
   Class C .................        1.00%            1.00%           1.00%             --           0.65%
   Class R .................        0.50%              --            0.50%             --             --

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin Balanced Fund until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                                   FRANKLIN       FRANKLIN
                                                  FRANKLIN         FRANKLIN    LIMITED MATURITY     REAL
                                  FRANKLIN       CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                               BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                               -------------   ---------------   -----------   ----------------   --------
Sales charges retained
   net of commissions
   paid to unaffiliated
   broker/dealers ..........      $125,788         $129,102        $607,147         $64,815       $188,333
Contingent deferred sales
   charges retained ........      $  2,906         $ 13,329        $  5,227         $ 3,786       $ 14,209

E. TRANSFER AGENT FEES

For the period ended April 30, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                                   FRANKLIN       FRANKLIN
                                                  FRANKLIN        FRANKLIN     LIMITED MATURITY     REAL
                                 FRANKLIN        CONVERTIBLE       EQUITY       U.S. GOVERNMENT    RETURN
                               BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                               -------------   ---------------   -----------   ----------------   --------
Transfer agent fees ........      $39,884          $274,954        $396,186         $223,495      $147,804


                             Semiannual Report | 109

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Balanced Fund and the Franklin Real Return Fund, FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses,) for each class of the funds do not exceed 0.71% and 0.65%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2010, Advisers owned 8.87% of the Franklin Balanced Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2010, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

                                                                                FRANKLIN
                               FRANKLIN       FRANKLIN         FRANKLIN     LIMITED MATURITY     FRANKLIN
                               BALANCED      CONVERTIBLE        EQUITY       U.S. GOVERNMENT       REAL
                                 FUND      SECURITIES FUND    INCOME FUND    SECURITIES FUND   RETURN FUND
                             -----------   ---------------   ------------   ----------------   -----------
Capital loss carryforwards
   expiring in:
   2012 ..................   $       --      $        --     $         --      $  101,694      $       --
   2013 ..................           --               --               --       3,980,527              --
   2014 ..................           --               --               --       4,303,979              --
   2015 ..................           --               --               --         723,269              --
   2016 ..................    3,920,213        1,589,567       45,458,589              --       1,946,987
   2017 ..................    4,932,954       48,494,099      119,253,767              --       1,217,512
                             ----------      -----------     ------------      ----------      ----------
                             $8,853,167      $50,083,666     $164,712,356      $9,109,469      $3,164,499
                             ==========      ===========     ============      ==========      ==========


                             110 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At April 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  FRANKLIN          FRANKLIN       FRANKLIN
                                                  BALANCED         CONVERTIBLE      EQUITY
                                                    FUND       SECURITIES FUND    INCOME FUND
                                                ------------   ---------------   ------------
Cost of investments .........................   $149,792,684    $ 927,390,709    $737,624,530
                                                ------------    -------------    ------------
Unrealized appreciation .....................   $ 15,577,761    $  91,002,549    $130,876,690
Unrealized depreciation .....................     (4,843,321)    (116,988,591)    (46,898,120)
                                                ------------    -------------    ------------
Net unrealized appreciation (depreciation) ..   $ 10,734,440    $ (25,986,042)   $ 83,978,570
                                                ============    =============    ============

                                                    FRANKLIN
                                                LIMITED MATURITY     FRANKLIN
                                                 U.S. GOVERNMENT       REAL
                                                 SECURITIES FUND    RETURN FUND
                                                ----------------   ------------
Cost of investments .........................     $419,907,323     $463,780,425
                                                  ------------     ------------
Unrealized appreciation .....................     $  9,389,377     $ 15,165,382
Unrealized depreciation .....................       (1,010,768)      (2,703,863)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ..     $  8,378,609     $ 12,461,519
                                                  ============     ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2010, were as follows:

                                                                     FRANKLIN        FRANKLIN
                                  FRANKLIN         FRANKLIN     LIMITED MATURITY       REAL
                 FRANKLIN        CONVERTIBLE        EQUITY       U.S. GOVERNMENT      RETURN
               BALANCED FUND   SECURITIES FUND    INCOME FUND    SECURITIES FUND       FUND
               -------------   ---------------   ------------   ----------------   ------------
Purchases ..    $49,543,679      $134,610,844    $108,906,678      $104,280,021    $160,717,615
Sales ......    $25,017,558      $128,036,556    $ 34,648,990      $ 86,286,804    $ 59,544,354


                             Semiannual Report | 111

Franklin Investors Securities Trust

6. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended April 30, 2010, were as follows:

                                                NUMBER OF    PREMIUMS
                                                CONTRACTS    RECEIVED
                                                ---------   ---------
FRANKLIN BALANCED FUND
Options outstanding at October 31, 2009 .....     1,260     $  56,639
Options written .............................    10,145       527,049
Options expired .............................    (6,020)     (342,913)
Options exercised ...........................      (760)      (31,300)
Options closed ..............................        --            --
                                                 ------     ---------
Options outstanding at April 30, 2010 .......     4,625     $ 209,475
                                                 ======     =========

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2010, the Franklin Balanced Fund, the Franklin Convertible Securities Fund, and the Franklin Equity Income Fund had 10.11%, 72.66%, and 14.64%, respectively, of their portfolio invested in high yield, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Convertible Securities Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30, 2010, the value of this security was $0. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                             112 | Semiannual Report

Franklin Investors Securities Trust

9. RESTRICTED SECURITIES (CONTINUED)

At April 30, 2010, the Franklin Convertible Securities Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, as follows:

 PRINCIPAL                                             ACQUISITION
  AMOUNT     ISSUER                                       DATES             COST      VALUE
----------   ------                                ------------------   -----------   -----
14,000,000   BearingPoint Inc., cvt., sub. note,
                144A, 2.50%, 12/15/24 ..........   12/17/04 - 4/21/05   $12,814,643    $--
                                                                                       ---

10. OTHER DERIVATIVE INFORMATION

At April 30, 2010, the Franklin Balanced Fund and the Franklin Real Return Fund have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:


                                        ASSET DERIVATIVES                     LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS NOT     -------------------------------------   --------------------------------------
ACCOUNTED FOR AS                STATEMENT OF ASSETS     FAIR VALUE      STATEMENT OF ASSETS      FAIR VALUE
HEDGING INSTRUMENTS          AND LIABILITIES LOCATION     AMOUNT     AND LIABILITIES LOCATION      AMOUNT
------------------------     ------------------------   ----------   -------------------------   ----------
FRANKLIN BALANCED FUND
Equity contracts             Investments, at value       $    --     Options written, at value    $284,888
FRANKLIN REAL RETURN FUND
Foreign exchange contracts   Unrealized appreciation     $366,491    Unrealized depreciation
                             on forward exchange                     on forward exchange
                             contracts                               contracts                    $ 90,115

For the period ended April 30, 2010, the effect of derivative contracts on the Franklin Balanced Fund's and the Franklin Real Return Fund's Statements of Operations was as follows:

                                                                                CHANGE IN UNREALIZED         AVERAGE
DERIVATIVE CONTRACTS NOT               STATEMENT OF           REALIZED GAIN         APPRECIATION              AMOUNT
ACCOUNTED FOR AS                        OPERATIONS           (LOSS) FOR THE        (DEPRECIATION)           OUTSTANDING
HEDGING INSTRUMENTS                     LOCATIONS                PERIOD            FOR THE PERIOD      DURING THE PERIOD(a)
-----------------------      -----------------------------   --------------     --------------------   --------------------
FRANKLIN BALANCED FUND
Equity contracts             Net realized gain (loss)
                             from investments and
                             written options/Net change
                             in unrealized appreciation
                             (depreciation) on
                             investments                        $345,613              $ (80,642)                 1,522
FRANKLIN REAL RETURN FUND
Foreign exchange contracts   Net realized gain (loss)
                             from foreign currency
                             transactions/Net change
                             in unrealized appreciation
                             (depreciation) on translation
                             of other assets and
                             liabilities denominated in
                             foreign currencies                 $873,957              $(738,286)           $16,897,526

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period.

See Note 1(d) regarding derivative financial instruments.


                             Semiannual Report | 113

Franklin Investors Securities Trust

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended April 30, 2010, the Funds did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             114 | Semiannual Report

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Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Funds' assets and liabilities carried at fair value:

                                                     LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                                  ------------   ------------   -------   ------------
FRANKLIN BALANCED FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Health Care .......................   $  6,858,732   $  1,805,280    $--      $  8,664,012
            Other Equity Investments(b) .......     63,585,781             --     --        63,585,781
         Equity-Linked Securities .............             --     10,436,606     --        10,436,606
         Convertible Bonds ....................             --      8,439,328     --         8,439,328
         Corporate Bonds ......................             --     47,444,753     --        47,444,753
         Asset-Backed Securities and
            Commercial Mortgage-Backed
            Securities ........................             --         82,410     --            82,410
         Mortgage-Backed Securities ...........             --        347,057     --           347,057
         Municipal Bonds ......................             --      2,127,180     --         2,127,180
         Short Term Investments ...............     19,399,997             --     --        19,399,997
                                                  ------------   ------------    ---      ------------
            Total Investments in Securities ...   $ 89,844,510   $ 70,682,614    $--      $160,527,124
                                                  ============   ============    ===      ============
   LIABILITIES:
      Options written .........................        284,888             --     --           284,888
FRANKLIN CONVERTIBLE SECURITIES FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Consumer Discretionary ............   $ 24,060,662   $ 19,178,988    $--      $ 43,239,650
            Energy ............................             --     29,753,000     --        29,753,000
            Financials ........................     50,516,200     17,013,500     --        67,529,700
            Health Care .......................             --     16,924,500     --        16,924,500
            Utilities .........................             --     17,292,240     --        17,292,240
            Other Equity Investments(b) .......     31,379,542             --     --        31,379,542
         Convertible Bonds ....................             --    678,742,660     --(c)    678,742,660
         Short Term Investments ...............     16,543,375             --     --        16,543,375
                                                  ------------   ------------    ---      ------------
      Total Investments in Securities .........   $122,499,779   $778,904,888    $--(c)   $901,404,667
                                                  ============   ============    ===      ============
FRANKLIN EQUITY INCOME FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Consumer Discretionary ............   $ 52,699,970   $  9,834,394    $--      $ 62,534,364
            Health Care .......................     79,347,052      7,446,780     --        86,793,832
            Utilities .........................     35,230,040     13,140,000     --        48,370,040
            Other Equity Investments(b) .......    523,579,637             --     --       523,579,637
         Equity-Linked Securities .............             --      8,458,290     --         8,458,290
         Convertible Bonds ....................             --     50,181,143     --        50,181,143
         Corporate Bonds ......................             --     13,698,724     --        13,698,724
         Short Term Investments ...............     27,987,070             --     --        27,987,070
                                                  ------------   ------------    ---      ------------
            Total Investments in Securities ...   $718,843,769   $102,759,331    $--      $821,603,100
                                                  ============   ============    ===      ============


                             Semiannual Report | 115

Franklin Investors Securities Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                    LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                                  -----------   ------------   -------   ------------
FRANKLIN LIMITED MATURITY U.S. GOVERNMENT
SECURITIES FUND
   ASSETS:
      Investments in Securities:
         Mortgage-Backed Securities ...........   $        --   $116,632,485     $--     $116,632,485
         U.S. Government and
            Agency Securities .................            --    297,507,941      --      297,507,941
         Short Term Investments ...............     8,587,308      5,558,198      --       14,145,506
                                                  -----------   ------------     ---     ------------
            Total Investments in Securities ...   $ 8,587,308   $419,698,624     $--     $428,285,932
                                                  ===========   ============     ===     ============
FRANKLIN REAL RETURN FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Diversified Financials ............   $        --   $     90,880     $--     $     90,880
            Other Equity Investments(b) .......    22,438,725             --      --       22,438,725
         Mutual Funds .........................    22,980,000             --      --       22,980,000
         Senior Floating Rate Interests .......            --        383,218      --          383,218
         Corporate Bonds ......................            --     21,187,300      --       21,187,300
         Foreign Government and
            Agency Securities .................            --     70,965,310      --       70,965,310
         U.S. Government and
            Agency Securities .................            --    310,192,938      --      310,192,938
      Short Term Investments ..................            --     28,003,573      --       28,003,573
                                                  -----------   ------------     ---     ------------
            Total Investments in Securities ...   $45,418,725   $430,823,219     $--     $476,241,944
                                                  ===========   ============     ===     ============
      Forward Exchange Contracts ..............            --        366,491      --          366,491
   LIABILITIES:
      Forward Exchange Contracts ..............            --         90,115      --           90,115

(a) Includes common, preferred, and convertible preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statements of Investments.

(c) Includes securities determined to have no value at April 30, 2010.

At April 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                                                                  NET CHANGE IN
                                                                                                                    UNREALIZED
                                                             NET CHANGE                                            APPRECIATION
                               BALANCE AT        NET        IN UNREALIZED      NET      TRANSFER IN    BALANCE    (DEPRECIATION)
                              BEGINNING OF     REALIZED     APPRECIATION    PURCHASES     (OUT OF)      AT END    ON ASSETS HELD
                                  YEAR       GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3     OF PERIOD   AT PERIOD END
                              ------------   -----------   --------------   ---------   -----------   ---------   --------------
FRANKLIN CONVERTIBLE SECURITIES FUND
   ASSETS:
      Convertible Bonds            $--           $--          $(18,900)        $--        $18,900       $--(a)       $(18,900)

(a)  Includes security determined to have no value at April 30, 2010.


                             116 | Semiannual Report

Franklin Investors Securities Trust

13. LOSS CONTINGENCY

At April 30, 2010, the Franklin Balanced Fund had two outstanding trades related to put options written by the fund with Lehman Brothers as the counterparty. These trades have remained unsettled since the Lehman Brothers bankruptcy on September 15, 2008. The fund has recorded a loss contingency related to the depreciation of the common stock underlying these put options and its obligations to purchase the stock pursuant to the options contracts.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

15. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.

ABBREVIATIONS

COUNTERPARTY

DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA
JPHQ - JPMorgan Chase Bank, N.A.

CURRENCY
AUD  - Australian Dollar
BRL  - Brazilian Real
EUR  - Euro
KRW  - South Korean Won
MYR  - Malaysian Ringgit
NOK  - Norwegian Krone
PLN  - Polish Zloty
SEK  - Swedish Krona

SELECTED PORTFOLIO

ADR  - American Depository Receipt
ETF  - Exchange-Traded Fund
FDIC - Federal Deposit Insurance Corp.
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note
GO   - General Obligation
REIT - Real Estate Investment Trust
SF   - Single Family


                             Semiannual Report | 117

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds comprising Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                             118 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivative and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business, as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2009 and during the previous 10 years ended December 31, 2009, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds with performance on an


                             Semiannual Report | 119

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

FRANKLIN BALANCED FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional mixed-asset target allocation growth funds as selected by Lipper during 2009, 2008, and 2007, being the Fund's first three full years of operations. The Lipper report showed both the Fund's income return and total return to be in the highest quintile of its performance universe during 2009, and its income return and total return to each be in the highest or second-highest quintile of such universe during the previous two years on an annualized basis. The Board was satisfied with such comparative performance, while noting the Fund's limited period of operation.

FRANKLIN CONVERTIBLE SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. The Lipper report showed the Fund's income return during 2009 and on an annualized basis during each of the previous three-, five- and 10-year periods to be in the highest quintile of such performance universe. The Lipper report showed that the Fund's total return during 2009 was in the highest quintile of its performance universe and in the previous three-, five- and 10-year periods on an annualized basis was in the middle quintile, second-highest quintile and highest quintile of such universe, respectively. The Board was satisfied with the Fund's comparative performance as set forth in the Lipper report.

FRANKLIN EQUITY INCOME FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. The Lipper report showed the Fund's income return during 2009 to be in the highest quintile of the performance universe, and on an annualized basis during each of the previous three-, five-, and 10-year periods to also be in the highest quintile of such performance universe. The Lipper report showed the Fund's total return during 2009 to be in the second-highest quintile of such universe and on an annualized basis during the previous three-, five- and 10-year periods to be in the second-lowest quintile, lowest quintile and middle quintile of such universe, respectively. The Board found such comparative performance to be acceptable.

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional short U.S. government funds as selected by Lipper. The Lipper report showed the Fund's income return during 2009 to be in the second-highest quintile of its performance universe and on an annualized basis to be in either the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund's total return to be in the second-lowest quintile of its performance universe during 2009 and on an annualized basis to be in the highest quintile for each of the previous three-, five- and 10-year periods. In discussing such comparative performance, management pointed out that the Fund's conservative strategy of investing in plain vanilla bonds issued or guaranteed by the U.S. government or U.S. government-related


                             120 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

entities underperformed in periods such as 2009 when riskier assets recovered from the prior year's market turmoil, but that such strategy had resulted in favorable comparative performance over the longer term as shown in the Lipper report. The Board was satisfied with such comparative performance, noting management's explanation.

FRANKLIN REAL RETURN FUND - The Fund has been in operation for five full calendar years and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional Treasury inflation-protected securities (TIPS) funds as selected by Lipper. The Lipper report showed the Fund's income return during 2009 to be in the lowest quintile of such performance universe, and on an annualized basis to be in the lowest and second-lowest quin-tiles of such universe during each of the previous three- and five-year periods, respectively. The Lipper report showed the Fund's 2009 total return to be in the second-highest quintile of its performance universe, and on an annualized basis to be in the second-lowest quintile of such universe during the previous three-year period, but to be in the highest or best performing quintile of such universe during the previous five-year period. The Board found the Fund's comparative performance as set forth in the Lipper report to be acceptable, noting its favorable annualized total return since inception.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for each of Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Balanced Fund were in either the least expensive or second least expensive quintile of its respective Lipper expense group. The Board was satisfied with the comparative contractual investment management fee rates and actual total expense ratios of these Funds as shown in the Lipper reports. The contractual investment management fee rate of Franklin Limited Maturity U.S. Government Securities Fund was at the median of its Lipper expense group, while its actual total expense ratio was four-and-a-half basis points below the median of such group, including 12b-1 fees, and approximately eight basis


                             Semiannual Report | 121

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

points above the median of such group excluding 12b-1 fees. The Board found the comparative contractual investment management fee rate and total expense ratio of this Fund as shown in the Lipper report to be acceptable, noting its overall favorable comparative investment performance. The contractual investment management fee rate and actual total expense ratio for Franklin Real Return Fund were above the medians of its Lipper expense group, but the actual total expense ratio was within less than seven basis points above the median for such expense group. The Board found the contractual management fees and total expense ratio of the Fund to be acceptable, noting that expenses were subsidized through management fee waivers and reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                            122 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure including a separate fixed administrative fee for Franklin Real Return Fund provides for breakpoints in stages going to the $21.5 billion asset level, which far exceeded the size of the Fund, which at year-end was approximately $418 million. The Board believed that to the extent economies of scale may be realized by the Manager of the Fund and its affiliates, that this schedule of fees provided a sharing of benefits with this Fund and its shareholders, and noted also that the expenses of Franklin Real Return Fund were partially subsidized by management. The management fee structure, which includes administrative expenses, for Franklin Limited Maturity U.S. Government Securities Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million. At 2009 year-end, the Fund's assets were approximately $418 million, and while intending to monitor future growth, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. The management fee structure, which includes administrative expenses, for each of Franklin Convertible Securities Fund and Franklin Equity Income Fund, provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million, with additional breakpoints for assets at the $7.5 billion and $10 billion level, and other breakpoints continuing thereafter. Franklin Convertible Securities Fund and Franklin Equity Income Fund had assets of $828 million and $724 million, respectively, at year-end, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each of these Funds provides a sharing of benefits with each of these Funds and their shareholders, noting the favorable effective management fee rate and total expense ratios of each in comparison to its respective Lipper expense group. The Board did not believe the asset size of Franklin Balanced Fund, whose expenses were partially subsidized by management, afforded any economies of scale.


                             Semiannual Report | 123

Franklin Investors Securities Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling
(800) SEC-0330.


                             124 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.


VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets
Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government
Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

FIST1 S 06/10


APRIL 30, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                    FIXED INCOME

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin Adjustable U.S. Government Securities Fund ......................     5
Franklin Floating Rate Daily Access Fund .................................    14
Franklin Low Duration Total Return Fund ..................................    24
Franklin Total Return Fund ...............................................    32
Financial Highlights and Statements of Investments .......................    42
Financial Statements .....................................................   135
Notes to Financial Statements ............................................   140
Shareholder Information ..................................................   164

Shareholder Letter

Dear Shareholder:

During the six-month period ended April 30, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, most U.S. companies beat consensus earnings estimates during fourth quarter 2009 and first quarter 2010, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong nine-month rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries' creditworthiness contributed to significant market uncertainty. Investors also questioned the global recovery's sustainability as some government stimulus measures began to wind down. During the reporting period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

Franklin Investors Securities Trust's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

The U.S. economy improved during the six-month reporting period as corporate profits, manufacturing, consumer spending, consumer confidence, and exports showed gains. The nation's economic activity as measured by gross domestic product grew at annualized rates of 5.6% in 2009's fourth quarter and an estimated 3.0% in 2010's first quarter. Remaining challenges to economic recovery included elevated debt concerns, a still-weak housing sector and lack of job prospects for the unemployed as federal stimulus measures began to wind down. The unemployment rate, which peaked at 10.1% in October 2009, dipped to 9.9% by period-end.(1)

As economic conditions improved, demand for energy products increased and crude oil prices rose from $77 per barrel at the end of October 2009 to $86 at period-end. April's inflation rate was an annualized 2.2%.(1) Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate,(1) which was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%. The core personal consumption expenditures price index reported a 12-month increase of 1.2%.(2)

During the period under review, economic improvement and benign inflation trends prompted Fed policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting that it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began laying the groundwork for its exit strategy. The market anticipated an eventual tightening of monetary policy and a gradual phase-out of the Fed's support and liquidity programs.

In February 2010, investor fears about the Greek government's ability to finance its budget deficit forced several companies to delay bond sales and prompted investors to flee to safer assets such as U.S. Treasuries. Investor confidence and the market plunged again after independent credit rating agency Standard & Poor's(R) slashed its credit ratings for Greece, Spain and Portugal, but rebounded after the Federal Open Market Committee announced it would keep interest rates stable and many companies released upbeat earnings reports.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                              Semiannual Report | 3

Wary investors favored short-term Treasuries, and the Treasury yield curve reached historically steep levels during the period. The spread between two-and 10-year Treasury yields increased from 251 basis points (100 basis points equal one percentage point) at the beginning of the period to 272 basis points at period-end. The two-year Treasury bill yield rose from 0.90% to 0.97% over the six-month period, while the 10-year Treasury note yield rose from 3.41% to 3.69%.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                             4 | Semiannual Report

Franklin Adjustable U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities.(1) The Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(2)

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Adjustable U.S. Government Securities Fund - Class A delivered a +1.34% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Government Index: 1-2 Year Component, which posted a +0.59% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

PORTFOLIO BREAKDOWN

Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Fannie Mae (FNMA)                           66.8%
Freddie Mac (FHLMC)                         26.2%
Ginnie Mae (GNMA)                            0.8%
Short-Term Investments & Other Net Assets    6.2%

INVESTMENT STRATEGY

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which have been through

(1.) Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

(2.) Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will vary with market conditions.

(3.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 45.


                              Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/09-4/30/10

                         DIVIDEND PER SHARE
           ---------------------------------------------
MONTH         CLASS A         CLASS C      ADVISOR CLASS
-----      -------------   -------------   -------------
November    2.2020 cents    1.8959 cents    2.3952 cents
December    2.2365 cents    1.9197 cents    2.4337 cents
January     2.0320 cents    1.7460 cents    2.2125 cents
February    2.1433 cents    1.8667 cents    2.3210 cents
March       2.2464 cents    1.9120 cents    2.4495 cents
April       2.0672 cents    1.7730 cents    2.2494 cents
           -------------   -------------   -------------
TOTAL      12.9274 CENTS   11.1133 CENTS   14.0613 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

different interest rate cycles and have a lower sensitivity to shifts in interest rates. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

MANAGER'S DISCUSSION

During the reporting period, the economy gradually improved, as financial systems stabilized and U.S. gross domestic product moved into positive territory. Many analysts believed these signs indicated the recession had ended. The economy also experienced other indicators of expansion, including a more positive employment market, a manufacturing rebound, robust productivity gains and a potential bottoming in the housing market. Inflation remained relatively contained and employment and capacity utilization data continued to support lower inflation over the near term. While there appeared to be a positive growth trend for the intermediate term, we believe questions remained over the actual rate of recovery. We are cautious about the longer term U.S. outlook due, in part, to high fiscal deficits. The impact of the Federal Reserve Board's eventual tightening of monetary policy also weighed significantly on economic expectations.

We maintained our investment strategy as we continued to seek strong cash flow fundamentals and attractive valuations to uncover opportunities across the ARM universe. The Fund invested predominantly in Fannie Mae, Freddie Mac and Ginnie Mae ARMs, and continued to focus on seasoned ARMs. Despite periods of volatility during the six months under review, the ARM market delivered positive performance. Prepayment risk was heightened as


                             6 | Semiannual Report
the ARM market was priced at a premium due to low Treasury and mortgage interest rates. However, refinancing activity was constrained during this cycle due to the associated cost of refinancing, reduced home equity and declining home prices. To the extent we can buy ARMs that prepay slower than market expectations, we may add value for the Fund's shareholders.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER BAYSTON)


/s/ Roger Bayston

Roger Bayston, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok

Paul Varunok

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Effective March 1, 2010, ROGER BAYSTON assumed portfolio manager responsibilities for Franklin Adjustable U.S. Government Securities Fund. Mr. Bayston is senior vice president of the Franklin Templeton Fixed Income Group. He is also a senior portfolio manager for several fixed income products and private accounts for Franklin Templeton Investments. Mr. Bayston directs a staff performing research and trading responsibilities for government, mortgage, and asset-backed securities. He sits on the Fixed Income Policy Committee and helps set portfolio strategy for multi-sector fixed income portfolios. In addition, he leads the team responsible for developing and implementing quantitative based fixed income strategies of Franklin's bond portfolios and fixed income products.

Before joining Franklin Templeton Investments in 1991, Mr. Bayston managed portfolios of fixed income securities for Bankers Trust Company's Investment Management Group. He holds a Bachelor of Science degree from the University of Virginia and an M.B.A. from the University of California at Los Angeles. He is a member of the Security Analysts of San Francisco and the CFA Institute and is a Chartered Financial Analyst (CFA) Charterholder.


                              8 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISAX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         -$0.01    $8.95      $8.96
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.129274

CLASS C (SYMBOL: FCSCX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         -$0.02    $8.94      $8.96
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.111133

ADVISOR CLASS (SYMBOL: FAGZX)                 CHANGE   4/30/10   10/31/09
-----------------------------                 ------   -------   --------
Net Asset Value (NAV)                         -$0.01    $8.96      $8.97
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.140613


                             Semiannual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                 -------          ------   ------   -------
Cumulative Total Return(1)               +1.34%          +2.95%   +20.45%  +44.28%
Average Annual Total Return(2)           -0.98%          +0.59%    +3.31%   +3.50%
Avg. Ann. Total Return (3/31/10)(3)                      +0.39%    +3.27%   +3.50%
   Distribution Rate(4)                           2.75%
   30-Day Standardized Yield(5)                   1.32%
   Total Annual Operating Expenses(6)             0.90%

CLASS C                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (7/1/03)
-------                                 -------          ------   ------   ------------------
Cumulative Total Return(1)               +1.02%          +2.42%   +18.10%       +20.31%
Average Annual Total Return(2)           +0.02%          +1.42%    +3.38%        +2.74%
Avg. Ann. Total Return (3/31/10)(3)                      +1.44%    +3.34%        +2.73%
   Distribution Rate(4)                           2.41%
   30-Day Standardized Yield(5)                   0.96%
   Total Annual Operating Expenses(6)             1.30%

ADVISOR CLASS(7)                        6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                        -------          ------   ------   -------
Cumulative Total Return(1)               +1.46%          +3.21%   +21.17%  +45.15%
Average Annual Total Return(2)           +1.46%          +3.21%    +3.92%   +3.80%
Avg. Ann. Total Return (3/31/10)(3)                      +3.12%    +3.87%   +3.79%
   Distribution Rate(4)                           3.05%
   30-Day Standardized Yield(5)                   1.60%
   Total Annual Operating Expenses(6)             0.65%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 4/30/10.

(5.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.63% and +3.82%.


                             Semiannual Report | 11

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09     VALUE 4/30/10    PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,013.40              $4.19
Hypothetical (5% return before expenses)         $1,000           $1,020.63              $4.21
CLASS C
Actual                                           $1,000           $1,010.20              $6.18
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.21
ADVISOR CLASS
Actual                                           $1,000           $1,014.60              $2.95
Hypothetical (5% return before expenses)         $1,000           $1,021.87              $2.96

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.84%; C: 1.24%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A delivered a +6.02% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index (CS LLI), which generated a total return of +8.83% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.

WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London Interbank Offered Rate.

SYNDICATED BANK LOAN MARKET OVERVIEW

During the six-month period, the Federal Reserve Board (Fed) held short-term interest rates at historical lows, with the federal funds target rate at 0% to 0.25%, and maintained liquidity programs to support the credit markets. The three-month LIBOR rate increased from 0.28% to 0.35%, moving slightly above the federal funds target rate. The 10-year Treasury bond yield rose from 3.41% to 3.69% as U.S. economic conditions improved.

Favorable loan market conditions persisted as investors extended the loan rally by taking on more risk. This increased risk appetite was supported by improving fundamentals, attractive valuations, strong liquidity and favorable technical market conditions as investors continued to allocate money into bank loan funds. Also aiding technical conditions was a strong high yield bond market, bolstered by robust new issuance used to repay loans, as well as repayments from amortization and excess cash flow from issuers.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS LLI is designed to mirror the investible universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


                             14 | Semiannual Report

Secondary loan prices continued to rally nearly to par. At the beginning of the period, the average secondary loan price was approximately 90 cents on the dollar, and increased to approximately 95 cents on the dollar at the end of the period.(2) As a result, the spread to maturity tightened by 157 basis points (bps; 100 basis points equal one percentage point) and at period-end was 364 bps above LIBOR.(2) While all loans rallied during the period, lower credit quality and distressed loans posted the strongest performance. Average secondary loan prices rallied strongly and spreads returned to more normalized levels, which led to the further opening up of the new-issue market and more capital market activity.

Early in the reporting period, transactions in the new-issue market were mostly refinancings. Demand remained strong, and new-issue activity picked up and shifted toward a few dividend deals and some smaller, middle-market transactions. By the end of the period, a few large refinancings, corporate mergers and acquisitions and leveraged buyouts were announced.

During the credit expansion period from 2005 to 2008, the institutional loan market grew to a peak of $596 billion in total issuance.(2) As a result of the heavy new issuance that occurred during that period, the majority of those loans will mature in 2012 through 2014, creating a "wall of maturities." During the period, this situation prompted many corporate issuers to refinance or extend their maturities beyond 2014. A number of corporate issuers extended the maturities on their existing loans by an average of two to three years (a few issuers returned for a second round of extensions) and compensated lenders by paying a higher spread or interest rate. Many of these maturity extensions helped corresponding secondary loan prices and benefited investors as the loans traded closer to par.

Corporate fundamentals improved in tandem with the U.S. economy, with earnings and profitability driven by cost cutting over the past several quarters, along with more recent revenue growth. In a period of improving economic conditions and stabilizing corporate earnings, issuers were able to improve their cash flow generation and overall liquidity. With increased access to the capital markets, as well as the ability to "amend and extend" loan maturities, the loan default rate by principal amount trended lower from its peak of 10.8% in November 2009 to 5.7% as of April 30, 2010.(2)

PORTFOLIO BREAKDOWN

Franklin Floating Rate Daily Access Fund Based on Total Net Assets as of 4/30/10

Senior Floating Rate Interests              95.4%
Asset-Backed Securities & Commercial
   Mortgage-Backed Securities                0.2%
Short-Term Investments & Other Net Assets    4.4%

(2.) Source: Standard & Poor's. The S&P/LCD Flow Name Composite Index comprises the 15 most actively traded loan facilities, generally drawn from the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index
     (LLI).


                             Semiannual Report | 15

DIVIDEND DISTRIBUTIONS*

Franklin Floating Rate Daily Access Fund
11/1/09-4/30/10

                                   DIVIDEND PER SHARE
             -------------------------------------------------------------
MONTH           CLASS A         CLASS B         CLASS C      ADVISOR CLASS
-----        -------------   -------------   -------------   -------------
November      2.5564 cents    2.0002 cents    2.2561 cents    2.7429 cents
December**    3.1214 cents    2.6322 cents    2.8234 cents    3.3092 cents
January       2.3639 cents    1.8383 cents    2.0808 cents    2.5423 cents
February      2.4015 cents    1.8919 cents    2.1273 cents    2.5744 cents
March         2.8797 cents    2.2908 cents    2.5540 cents    3.0838 cents
April         2.7856 cents    2.2310 cents    2.4876 cents    2.9729 cents
             -------------   -------------   -------------   -------------
TOTAL        16.1085 CENTS   12.8844 CENTS   14.3292 CENTS   17.2255 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 0.48 cent per share distribution to meet excise tax requirements.

INVESTMENT STRATEGY

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

MANAGER'S DISCUSSION

The Fund's underperformance relative to the CS LLI was largely due to our higher credit quality focus (BB-rated loans) and our overall defensive positioning, as higher risk credits (B-rated and below) outperformed BB-rated loans. During the six-month period, BB-rated loans returned +4.94%, B-rated loans returned +9.10% and distressed (CC, C and defaulted) loans returned +14.31%, as measured by the Index.

A few of our individual loans, most notably those that were higher beta credits, positively contributed to performance. Our position in Dex One Corporation(3) (formerly known as R.H. Donnelley), among our largest positions and one of

(3.) R.H. Donnelley Inc. in the SOI.


                             16 | Semiannual Report
our highest yielding investments, continued to strengthen as company performance improved. Investors anticipated a potential near-par recovery for the directories publisher as it exited from Chapter 11 bankruptcy. Similarly, our position in Tribune, a large newspaper and broadcasting company, continued to perform well as prospects appeared to improve for higher asset recovery for lenders. The Fund's position in Hexion Specialty Chemicals, a producer of resins, adhesives and coatings for a range of consumer and industrial uses, also performed well. The company returned to the capital markets to address its balance sheet issues and upcoming maturities, which generally improved the loan's risk/reward profile.

Conversely, the Fund's position in Metro-Goldwyn-Mayer detracted from performance, as competing bids for this distressed asset were below expectations, which further extended the period needed to realize better value for the film studio's library.

The Fund shifted its focus toward the new-issue market where we identified more attractive opportunities that offered a higher spread, a LIBOR floor and an original issue discount, as well as a more favorable risk/reward profile than the secondary market. The Fund participated in a large number of new issues across a broad spectrum of industries, including Reynolds Consumer Products Holdings and Anchor Glass Container Corp. in the paper packaging and metal and glass containers industry. We invested in Anchor Glass Container Corp., North America's third-largest glass container company with a focus on beverages, due to tight industry demand and supply conditions and a high production level that was contracted out to a strong customer base. We invested in Reynolds Consumer Products Holdings, a manufacturer of consumer packaging products such as beverage cartons and consumer foil and wraps, due to the company's strong market position, high revenue visibility from multi-year contracts, brand recognition, and resilient food and beverage packaging end markets.

Some of the companies held by the Fund refinanced their debt and extended out their maturities. These refinancings repriced their credit spreads higher to reach market levels, which contributed additional income to the Fund and enhanced the loans' value in the secondary market.

During the period, as lower rated credits and more cyclical industries outperformed, our focus on higher credit quality issuers and overweighting in defensive industries hurt the Fund's performance. In the past, our defensive positioning in the cable television and health care industries helped us due to their stable revenue and cash flow characteristics. In this period, however, the Fund benefited more from the strong appreciation of loans in cyclical sectors, such as broadcasting and chemicals.

TOP 10 HOLDINGS

Franklin Floating Rate Daily Access Fund
4/30/10

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
---------------                          ----------
RBS Global Inc. (Rexnord)                   1.6%
   INDUSTRIAL MACHINERY
Affinion Group Inc.                         1.6%
   SPECIALIZED CONSUMER SERVICES
Harrah's Operating Co. Inc.                 1.5%
   CASINOS & GAMING
Intelsat Corp. (PanAmSat)                   1.3%
   WIRELESS TELECOMMUNICATION SERVICES
R.H. Donnelley Inc.                         1.3%
   PUBLISHING
Tribune Co.                                 1.3%
   PUBLISHING
HCA Inc.                                    1.3%
   HEALTH CARE FACILITIES
VML U.S. Finance LLC (Venetian Macau)       1.2%
   CASINOS & GAMING
Entravision Communications Corp.            1.2%
   BROADCASTING
Conseco Inc.                                1.2%
   LIFE & HEALTH INSURANCE


                             Semiannual Report | 17

We believe the new-issue market should continue to offer additional opportunities for a better supply and demand balance. We continue to invest in companies that we believe can perform well in the current economic climate, with what we believe are adequate liquidity and strong cash flows to service debt. Our longer term focus remains on minimizing defaults, with a preference for higher credit-quality credits. However, as corporate earnings and the broader economy showed signs of stabilization, we shifted our positioning into industries that may benefit more from an economic recovery. Overall, we remain focused on maximizing the Fund's risk/reward profile within our conservative investment philosophy.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

(PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu

Richard S. Hsu, CFA


(PHOTO OF MADELINE LAM)


/s/ Madeline Lam

Madeline Lam

Portfolio Management Team
Franklin Floating Rate Daily Access Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             18 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAFRX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.36    $9.09      $8.73
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.161085

CLASS B (SYMBOL: FBFRX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.36    $9.08      $8.72
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.128844

CLASS C (SYMBOL: FCFRX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.36    $9.09      $8.73
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.143292

ADVISOR CLASS (SYMBOL: FDAAX)                 CHANGE   4/30/10   10/31/09
-----------------------------                 ------   -------   --------
Net Asset Value (NAV)                         +$0.36    $9.09      $8.73
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.172255


                             Semiannual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  6-MONTH           1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------                                  -------           ------   ------   ------------------
Cumulative Total Return(1)                +6.02%           +19.42%  +15.85%      +37.54%
Average Annual Total Return(2)            +3.64%           +16.75%   +2.52%       +3.34%
Avg. Ann. Total Return (3/31/10)(3)                        +21.97%   +2.35%       +3.28%
   Distribution Rate(4)                            3.64%
   30-Day Standardized Yield(5)                    3.28%
   Total Annual Operating Expenses(6)              1.09%

CLASS B                                  6-MONTH           1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------                                  -------           ------   ------   ------------------
Cumulative Total Return(1)                +5.64%           +18.57%  +11.68%      +29.94%
Average Annual Total Return(2)            +1.64%           +14.57%   +1.90%       +2.95%
Avg. Ann. Total Return (3/31/10)(3)                        +19.70%   +1.73%       +2.88%
   Distribution Rate(4)                            2.99%
   30-Day Standardized Yield(5)                    2.63%
   Total Annual Operating Expenses(6)              1.84%

CLASS C                                  6-MONTH           1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------                                  -------           ------   ------   ------------------
Cumulative Total Return(1)                +5.81%           +18.95%  +13.59%      +32.82%
Average Annual Total Return(2)            +4.81%           +17.95%   +2.58%       +3.20%
Avg. Ann. Total Return (3/31/10)(3)                        +23.24%   +2.41%       +3.14%
   Distribution Rate(4)                            3.33%
   30-Day Standardized Yield(5)                    2.97%
   Total Annual Operating Expenses(6)              1.49%

ADVISOR CLASS                            6-MONTH           1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------                            -------           ------   ------   ------------------
Cumulative Total Return(1)                +6.03%           +19.72%  +17.19%      +40.65%
Average Annual Total Return(2)            +6.03%           +19.72%   +3.22%       +3.86%
Avg. Ann. Total Return (3/31/10)(3)                        +24.88%   +3.05%       +3.80%
   Distribution Rate(4)                            3.98%
   30-Day Standardized Yield(5)                    3.61%
   Total Annual Operating Expenses(6)              0.84%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             20 | Semiannual Report

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CERTIFICATES OF DEPOSIT (CDS). THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER YIELDING, LOWER RATED, FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. INTEREST EARNED ON FLOATING-RATE LOANS VARIES WITH CHANGES IN PREVAILING INTEREST RATES. THEREFORE, WHILE FLOATING-RATE LOANS OFFER HIGHER INTEREST INCOME WHEN INTEREST RATES RISE, THEY WILL ALSO GENERATE LESS INCOME WHEN INTEREST RATES DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/10.

(5.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 21

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             22 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/09     VALUE 4/30/10    PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
-------
Actual                                           $1,000          $1,060.20               $4.90
Hypothetical (5% return before expenses)         $1,000          $1,020.03               $4.81
CLASS B
Actual                                           $1,000          $1,056.40               $8.62
Hypothetical (5% return before expenses)         $1,000          $1,016.41               $8.45
CLASS C
Actual                                           $1,000          $1,058.10               $6.94
Hypothetical (5% return before expenses)         $1,000          $1,018.05               $6.80
ADVISOR CLASS
Actual                                           $1,000          $1,060.30               $3.63
Hypothetical (5% return before expenses)         $1,000          $1,021.27               $3.56

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.96%; B: 1.69%; C: 1.36%; and Advisor:
     0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 23

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

We are pleased to bring you Franklin Low Duration Total Return Fund's semiannual report for the period ended April 30, 2010.

DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A delivered a +3.12% cumulative total return for the six months under review. The Fund outperformed the +1.26% total return of its benchmark, the Barclays Capital (BC) U.S. Government/Credit
Index: 1-3 Year Component.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 27.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment-grade corporate debt and nonnative currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 87.


                             24 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Low Duration Total Return Fund
11/1/09-4/30/10

                    DIVIDEND PER SHARE
             ----------------------------------
MONTH           CLASS A        ADVISOR CLASS
-----        -------------   ------------------
November      2.6447 cents      2.8659 cents
December**    3.8096 cents      4.0196 cents
January       2.4825 cents      2.7101 cents
February      2.3727 cents      2.6160 cents
March         2.4621 cents      2.7245 cents
April         2.4600 cents      2.6693 cents
             -------------     -------------
TOTAL        16.2316 CENTS     17.6054 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 1.40 cent per share distribution to meet excise tax requirements.

MANAGER'S DISCUSSION

Economic data continued to provide the market with optimism in the six months ended April 30, 2010. A U.S. economic recovery appeared to be well under way, as continued positive employment market and manufacturing sector data drove growth. Ongoing signs of a possible bottoming and rebound in the housing market helped drive a more favorable market outlook. Inflation remained relatively contained and employment and capacity utilization data continued to support lower inflation over the near term.

During the reporting period, we remained committed to our investment strategy as we searched for new investments. We emphasized shorter term and adjustable-rate securities as we sought to maintain a lower duration than longer term, fixed-rate securities generally provide. Our outperformance versus the benchmark was largely the result of exposure to high yield bonds and bank loans, commercial mortgage-backed securities (CMBS) and non-U.S. bonds and currencies. Each of these asset classes outperformed U.S. Treasuries.

The Fund increased its allocation to U.S. Treasury securities and certain non-U.S. bonds and currencies. We continued to invest in higher quality CMBS and decreased the Fund's exposure to investment-grade corporates and agency mortgages. Within the securitized sectors, such as CMBS, we emphasized higher quality securities that were senior in the capital structure and benefited from strong levels of credit protection. We maintained significant holdings in corporate credit, including high yield bonds and senior secured floating rate bank loans, reflecting our assessment that valuations remained attractive on a

PORTFOLIO BREAKDOWN

Franklin Low Duration Total Return Fund
Based on Total Investments as of 4/30/10

                                  (BAR CHART)

U.S. Government & Agency Securities                    45.5%
Corporate Bonds                                        22.3%
Foreign Government & Agency Securities                 10.5%
Mortgage-Backed Securities                              9.1%
Asset-Backed & Commercial Mortgage-Backed Securities    3.9%
Senior Floating Rate Interests                          2.3%
Municipal Bonds                                         0.7%
Convertible Bonds                                       0.0%*
Preferred Stocks                                        0.0%*
Short-Term Investments                                  5.7%

*    Rounds to less than 0.1% of total investments.


                             Semiannual Report | 25
longer term basis and that an improved financing landscape would reduce estimated default rates. Our research indicated that many of the best opportunities in global bond markets were outside of the U.S., and accordingly, we added diversified positions in international bonds and currencies.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston

Roger A. Bayston, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns

Kent Burns, CFA

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             26 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLDAX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.12    $10.31     $10.19
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.162316
Short-Term Capital Gain           $0.028000
Long-Term Capital Gain            $0.004100
   TOTAL                          $0.194416

ADVISOR CLASS (SYMBOL: N/A)                   CHANGE   4/30/10   10/31/09
---------------------------                   ------   -------   --------
Net Asset Value (NAV)                         +$0.13    $10.33     $10.20
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.176054
Short-Term Capital Gain           $0.028000
Long-Term Capital Gain            $0.004100
   TOTAL                          $0.208154


                             Semiannual Report | 27

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (11/17/04)
-------                                 -------          ------   ------   --------------------
Cumulative Total Return(2)               +3.12%           +7.91%  +26.25%         +26.55%
Average Annual Total Return(3)           +0.84%           +5.46%   +4.29%          +3.98%
Avg. Ann. Total Return (3/31/10)(4)                       +6.02%   +4.28%          +3.94%
   Distribution Rate(5)                           2.80%
   30-Day Standardized Yield(6)                   1.58%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.19%
      With Waiver                                 0.94%

ADVISOR CLASS(8)                        6-MONTH          1-YEAR   5-YEAR   INCEPTION (11/17/04)
----------------                        -------          ------   ------   --------------------
Cumulative Total Return(2)               +3.35%           +8.39%  +27.07%         +27.37%
Average Annual Total Return(3)           +3.35%           +8.39%   +4.91%          +4.54%
Avg. Ann. Total Return (3/31/10)(4)                       +8.77%   +4.87%          +4.49%
   Distribution Rate(5)                           3.10%
   30-Day Standardized Yield(6)                   1.86%
   Total Annual Operating Expenses(7)
      Without Waiver                              0.94%
      With Waiver                                 0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR ASSUME CERTAIN EXPENSES SO THAT COMMON EXPENSES (EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.65% (OTHER THAN CERTAIN NONROUTINE EXPENSES), UNTIL 2/28/11.


                             28 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENT IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE, THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 1.45% for Class A and 1.73% for Advisor Class.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/10.

(6.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +11.90% and +5.91%.


                             Semiannual Report | 29

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             30 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,031.20              $4.53
Hypothetical (5% return before expenses)         $1,000           $1,020.33              $4.51
ADVISOR CLASS
Actual                                           $1,000           $1,033.50              $3.28
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.26

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor:
     0.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 31

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

We are pleased to bring you Franklin Total Return Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A delivered a +5.49% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which returned +2.54%.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 36.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities.

MANAGER'S DISCUSSION

During the reporting period, economic data continued to provide the market with optimism. A U.S. economic recovery appeared to be well under way, as

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and non-convertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB-or higher) using the middle rating of Moody's, Standard & Poor's and Fitch, respectively. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 108.


                             32 | Semiannual Report

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments

SECTOR                                                 4/30/10   10/31/09
------                                                 -------   --------
Corporate Bonds                                          30.2%      31.5%
Mortgage-Backed Securities                               19.4%      29.1%
U.S. Government & Agency Securities                      14.2%       8.2%
Foreign Government & Agency Securities                   13.8%      11.5%
Asset-Backed & Commercial Mortgage-Backed Securities      8.8%      11.1%
Senior Floating Rate Interests                            4.3%       3.8%
Municipal Bonds                                           2.7%       2.0%
Convertible Bonds                                         0.1%       0.3%
Common Stocks                                             0.1%       0.0%*
Preferred Stocks                                          0.0%*      0.0%*
Convertible Preferred Stocks                              0.0%*      0.0%*
Short-Term Investments                                    6.4%       2.5%

*    Rounds to less than 0.1% of total investments.

continued positive employment market and manufacturing sector data drove growth. Ongoing signs of a possible bottoming and rebound in the housing market helped drive a more favorable market outlook. Inflation remained relatively contained and employment and capacity utilization data continued to support lower inflation over the near term.

As measured by BC indexes, fixed income sectors made significant gains during the period under review. Many sectors provided positive performance, including the U.S. Corporate High Yield Index (+11.70%), the U.S. Corporate Investment Grade Index (+4.82%), the Asset-Backed Securities Index (+2.97%), the Commercial Mortgage-Backed Securities (CMBS) ERISA-Eligible Index (+12.83%), the U.S. Mortgage-Backed Securities (MBS) Index (+2.01%) and the U.S. Agency Index (+1.41%).(2)

(2.) Source: (C) 2010 Morningstar. The BC U.S. Corporate High Yield Index covers the universe of U.S. dollar-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and Standard & Poor's is Ba1/BB+/BB+, respectively, or below. The BC U.S. Corporate Investment Grade Index is the U.S. corporate component of the BC U.S. Credit Index and covers U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial institution issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The BC Asset-Backed Securities Index is the ABS component of the BC U.S. Aggregate Index and includes credit and charge, auto and utility loans. The BC CMBS ERISA-Eligible Index is the CMBS component of the BC U.S. Aggregate Index and includes the investment grade securities that are ERISA-eligible under the underwriter's exemption. The BC U.S. MBS Index is the MBS component of the BC U.S. Aggregate Index and covers agency mortgage-backed pass-through securities (both fixed rate and hybrid ARM) issued by Ginnie Mae, Fannie Mae and Freddie Mac. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government.


                             Semiannual Report | 33

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/09-4/30/10

                           DIVIDEND PER SHARE (CENTS)
             ------------------------------------------------------
MONTH        CLASS A   CLASS B   CLASS C   CLASS R    ADVISOR CLASS
-----        -------   -------   -------   -------    -------------
November      3.8102    3.4822    3.4793    3.6055        4.0212
December**    5.8120    5.5220    5.4983    5.6210        6.0112
January       3.1474    2.8401    2.8369    2.9555        3.3454
February      3.1750    2.9079    2.9073    3.0083        3.3462
March         3.8390    3.5268    3.5016    3.6317        4.0540
April         3.5022    3.1779    3.1773    3.3009        3.7111
             -------   -------   -------   -------       -------
TOTAL        23.2858   21.4569   21.4007   22.1229       24.4891
             =======   =======   =======   =======       =======

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 2.25 cent per share distribution to meet excise tax requirements.

We continued to apply our disciplined process to choose what were, in our view, attractive investment opportunities across debt-related sectors. The Fund's outperformance versus the benchmark was largely the result of exposure to high yield bonds and bank loans, CMBS and other securitized products as well as non-U.S. bonds and currencies. Each of these asset classes outperformed U.S. Treasuries. The Fund increased its allocation to a number of fixed income sectors, such as U.S. government and agency securities, senior secured bank loans, as well as non-U.S. bonds and currencies.

Within the securitized sectors, such as CMBS, we emphasized higher quality securities that were senior in the capital structure and benefited from strong levels of credit protection. We maintained significant holdings in corporate credit, including high yield bonds, reflecting our assessment that valuations remained attractive on a longer term basis and that an improved financing landscape would reduce estimated default rates. Our research indicated that many of the best opportunities in global bond markets were outside of the U.S., and accordingly, we continued to hold diversified positions in international bonds and currencies.


                             34 | Semiannual Report

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA


(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA


(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA


(PHOTO OF DAVID YUEN)


/s/ David Yuen
David Yuen, CFA, FRM

Portfolio Management Team
Franklin Total Return Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 35

Performance Summary as of 4/30/10

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKBAX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.29    $9.94      $9.65
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.232858

CLASS B (SYMBOL: FBTLX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.28    $9.93      $9.65
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.214569

CLASS C (SYMBOL: FCTLX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.28    $9.93      $9.65
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.214007

CLASS R (SYMBOL: FTRRX)                       CHANGE   4/30/10   10/31/09
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.28    $9.93      $9.65
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.221229

ADVISOR CLASS (SYMBOL: FBDAX)                 CHANGE   4/30/10   10/31/09
-----------------------------                 ------   -------   --------
Net Asset Value (NAV)                         +$0.28    $9.95      $9.67
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.244891


                             36 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                 -------          ------   ------   -------
Cumulative Total Return(2)               +5.49%          +16.27%  +27.89%   +85.01%
Average Annual Total Return(3)           +0.99%          +11.29%   +4.13%    +5.89%
Avg. Ann. Total Return (3/31/10)(4)                      +12.74%   +4.00%    +5.67%
   Distribution Rate(5)                           4.05%
   30-Day Standardized Yield(6)                   3.66%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.06%
      With Waiver                                 0.91%

CLASS B                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (3/1/02)
-------                                 -------          ------   ------   ------------------
Cumulative Total Return(2)               +5.30%          +15.85%  +25.29%        +51.84%
Average Annual Total Return(3)           +1.30%          +11.85%   +4.28%         +5.25%
Avg. Ann. Total Return (3/31/10)(4)                      +13.35%   +4.17%         +5.10%
   Distribution Rate(5)                           3.84%
   30-Day Standardized Yield(6)                   3.43%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.46%
      With Waiver                                 1.31%

CLASS C                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (3/1/02)
-------                                 -------          ------   ------   ------------------
Cumulative Total Return(2)               +5.29%          +15.84%  +25.25%        +51.68%
Average Annual Total Return(3)           +4.29%          +14.84%   +4.61%         +5.24%
Avg. Ann. Total Return (3/31/10)(4)                      +16.22%   +4.50%         +5.09%
   Distribution Rate(5)                           3.84%
   30-Day Standardized Yield(6)                   3.43%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.46%
      With Waiver                                 1.31%

CLASS R                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------                                 -------          ------   ------   ------------------
Cumulative Total Return(2)               +5.26%          +15.88%  +26.20%        +54.95%
Average Annual Total Return(3)           +5.26%          +15.88%   +4.76%         +5.40%
Avg. Ann. Total Return (3/31/10)(4)                      +17.51%   +4.65%         +5.27%
   Distribution Rate(5)                           3.99%
   30-Day Standardized Yield(6)                   3.59%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.31%
      With Waiver                                 1.16%


                             Semiannual Report | 37

ADVISOR CLASS                           6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------------                           -------          ------   ------   -------
Cumulative Total Return(2)               +5.61%          +16.53%  +29.34%   +89.60%
Average Annual Total Return(3)           +5.61%          +16.53%   +5.28%    +6.61%
Avg. Ann. Total Return (3/31/10)(4)                      +18.16%   +5.19%    +6.40%
   Distribution Rate(5)                           4.48%
   30-Day Standardized Yield(6)                   4.07%
   Total Annual Operating Expenses(7)
      Without Waiver                              0.81%
      With Waiver                                 0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR ASSUME CERTAIN EXPENSES SO THAT COMMON EXPENSES (EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.63% (OTHER THAN CERTAIN NONROUTINE EXPENSES), UNTIL 2/28/11.


                             38 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES (COMMONLY CALLED JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 3.65%, 3.42%, 3.42%, 3.56% and 4.06% for Classes A, B, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/10.

(6.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 39

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             40 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09     VALUE 4/30/10    PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,054.90              $4.38
Hypothetical (5% return before expenses)         $1,000           $1,020.53              $4.31
CLASS B
Actual                                           $1,000           $1,053.00              $6.36
Hypothetical (5% return before expenses)         $1,000           $1,018.60              $6.26
CLASS C
Actual                                           $1,000           $1,052.90              $6.41
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.31
CLASS R
Actual                                           $1,000           $1,052.60              $5.65
Hypothetical (5% return before expenses)         $1,000           $1,019.29              $5.56
ADVISOR CLASS
Actual                                           $1,000           $1,056.10              $3.11
Hypothetical (5% return before expenses)         $1,000           $1,021.77              $3.06

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%; B: 1.25%; C:
     1.26%; R: 1.11%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 41

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                               SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2010    -------------------------------------------------------------
                                                 (UNAUDITED)         2009          2008         2007         2006        2005
                                               ----------------   ----------     --------     --------     --------    --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .......      $     8.96      $     8.86     $   8.87     $   8.88     $   8.93     $   9.06
                                                  ----------      ----------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income ...................           0.081           0.239        0.344        0.380        0.303        0.292
   Net realized and unrealized gains
      (losses) .............................           0.038           0.120        0.010        0.053        0.025       (0.129)
                                                  ----------      ----------     --------     --------     --------     --------
Total from investment operations ...........           0.119           0.359        0.354        0.433        0.328        0.163
                                                  ----------      ----------     --------     --------     --------     --------
Less distributions from net investment
   income ..................................          (0.129)         (0.259)      (0.364)      (0.443)      (0.378)      (0.293)
                                                  ----------      ----------     --------     --------     --------     --------
Redemption fees(b) .........................              --              --           --(c)        --(c)        --(c)        --(c)
                                                  ----------      ----------     --------     --------     --------     --------
Net asset value, end of period .............      $     8.95      $     8.96     $   8.86     $   8.87     $   8.88     $   8.93
                                                  ==========      ==========     ========     ========     ========     ========
Total return(d) ............................            1.34%           4.10%        4.06%        4.99%        3.75%        1.82%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ................................            0.84%           0.87%(g)     0.90%(g)     0.91%(g)     0.89%(g)     0.90%
Net investment income ......................            1.75%           2.48%        3.64%        4.29%        3.50%        3.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $1,638,563      $1,375,234     $586,696     $333,425     $372,703     $475,213
Portfolio turnover rate(h) .................           19.16%          22.45%       23.83%       27.39%       15.91%       24.99%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Prior to October 27, 2005, the expense ratio includes the Fund's shares of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net assets.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             42 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                               SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2010    ---------------------------------------------------------
                                                  (UNAUDITED)       2009         2008         2007        2006        2005
                                               ----------------   --------     --------     -------     -------     -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .......      $   8.96        $   8.86     $   8.87     $  8.88     $  8.92     $  9.05
                                                  --------        --------     --------     -------     -------     -------
Income from investment operations(a):
   Net investment income ...................         0.069           0.206        0.314       0.348       0.266       0.258
   Net realized and unrealized gains
      (losses) .............................         0.022           0.117        0.004       0.048       0.038      (0.129)
                                                  --------        --------     --------     -------     -------     -------
Total from investment operations ...........         0.091           0.323        0.318       0.396       0.304       0.129
                                                  --------        --------     --------     -------     -------     -------
Less distributions from net investment
   income ..................................        (0.111)         (0.223)      (0.328)     (0.406)     (0.344)     (0.259)
                                                  --------        --------     --------     -------     -------     -------
Redemption fees(b) .........................            --              --           --(c)       --(c)       --(c)       --(c)
                                                  --------        --------     --------     -------     -------     -------
Net asset value, end of period .............      $   8.94        $   8.96     $   8.86     $  8.87     $  8.88     $  8.92
                                                  ========        ========     ========     =======     =======     =======
Total return(d) ............................          1.02%           3.69%        3.64%       4.56%       3.47%       1.43%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ................................          1.24%           1.27%(g)     1.30%(g)    1.32%(g)    1.28%(g)    1.28%
Net investment income ......................          1.35%           2.08%        3.24%       3.88%       3.11%       2.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $925,372        $596,640     $132,254     $36,684     $35,967     $48,461
Portfolio turnover rate(h) .................         19.16%          22.45%       23.83%      27.39%      15.91%      24.99%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Prior to October 27, 2005, the expense ratio includes the Fund's shares of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net assets.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 43

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                       YEAR ENDED
                                                                SIX MONTHS ENDED       OCTOBER 31,
                                                                 APRIL 30, 2010    -------------------
                                                                   (UNAUDITED)       2009      2008(a)
                                                                ----------------   -------     -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................       $   8.97       $  8.87     $  8.88
                                                                    --------       -------     -------
Income from investment operations(b):
   Net investment income ....................................          0.111         0.267       0.154
   Net realized and unrealized gains (losses) ...............          0.020         0.115      (0.009)
                                                                    --------       -------     -------
Total from investment operations ............................          0.131         0.382       0.145
                                                                    --------       -------     -------
Less distributions from net investment income ...............         (0.141)       (0.282)     (0.155)
                                                                    --------       -------     -------
Redemption fees(c) ..........................................             --            --          --(d)
                                                                    --------       -------     -------
Net asset value, end of period ..............................       $   8.96       $  8.97     $  8.87
                                                                    ========       =======     =======
Total return(e) .............................................           1.46%         4.36%       1.64%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ....................................................           0.59%         0.62%(g)    0.65%(g)
Net investment income .......................................           2.00%         2.73%       3.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................       $252,054       $87,296     $ 4,124
Portfolio turnover rate .....................................          19.16%        22.45%      23.83%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.001 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT       VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES 93.8%
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 26.2%
    FHLMC, 2.125%, 11/01/16 ..............................................   $        285,842   $      292,890
    FHLMC, 2.206%, 4/01/35 ...............................................         26,762,715       28,024,130
    FHLMC, 2.359%, 2/01/33 ...............................................             98,352          101,434
    FHLMC, 2.379%, 5/01/18 ...............................................             25,199           25,542
    FHLMC, 2.385%, 10/01/29 ..............................................            122,810          126,750
    FHLMC, 2.452%, 12/01/35 ..............................................            227,984          233,281
    FHLMC, 2.454%, 12/01/32 ..............................................            108,054          112,365
    FHLMC, 2.494%, 12/01/16 ..............................................            193,362          201,939
    FHLMC, 2.544%, 12/01/29 ..............................................             17,183           17,941
    FHLMC, 2.564%, 3/01/18 ...............................................            101,752          106,327
    FHLMC, 2.578%, 12/01/32 ..............................................            650,326          677,722
    FHLMC, 2.584%, 5/01/20 ...............................................            880,428          921,356
    FHLMC, 2.585%, 2/01/32 ...............................................             16,828           17,568
    FHLMC, 2.591%, 10/01/33 ..............................................          1,124,347        1,167,889
    FHLMC, 2.593%, 9/01/18 ...............................................            539,938          565,343
    FHLMC, 2.598%, 1/01/33 - 3/01/33 .....................................            190,217          198,353
    FHLMC, 2.604%, 4/01/32 ...............................................             20,808           21,724
    FHLMC, 2.605%, 1/01/34 - 4/01/34 .....................................          1,106,965        1,149,761
    FHLMC, 2.609%, 1/01/34 ...............................................            372,831          387,858
    FHLMC, 2.61%, 7/01/33 ................................................            291,288          300,618
    FHLMC, 2.614%, 4/01/34 ...............................................          1,086,528        1,129,963
    FHLMC, 2.615%, 4/01/34 ...............................................            855,886          889,689
    FHLMC, 2.62%, 4/01/29 ................................................              3,102            3,244
    FHLMC, 2.621%, 12/01/32 ..............................................            377,693          393,517
    FHLMC, 2.624%, 3/01/32 ...............................................            712,717          744,734
    FHLMC, 2.625%, 4/01/16 - 1/01/32 .....................................             21,379           22,250
    FHLMC, 2.626%, 12/01/32 ..............................................            103,891          108,265
    FHLMC, 2.63%, 3/01/35 ................................................             32,993           34,187
    FHLMC, 2.631%, 1/01/34 ...............................................            159,541          166,140
    FHLMC, 2.643%, 4/01/34 ...............................................             42,624           44,309
    FHLMC, 2.646%, 4/01/26 ...............................................            198,515          208,039
    FHLMC, 2.654%, 11/01/31 ..............................................          1,284,604        1,337,869
    FHLMC, 2.666%, 9/01/19 - 12/01/33 ....................................            553,683          578,247
    FHLMC, 2.687%, 5/01/32 ...............................................            353,752          368,780
    FHLMC, 2.702%, 12/01/34 ..............................................             48,998           51,046
    FHLMC, 2.718%, 11/01/34 ..............................................            312,091          324,831
    FHLMC, 2.719%, 10/01/33 ..............................................            180,791          189,397
    FHLMC, 2.721%, 4/01/35 ...............................................             17,500           18,052
    FHLMC, 2.725%, 11/01/34 ..............................................            437,521          455,482
    FHLMC, 2.726%, 4/01/29 ...............................................            918,464          964,689
    FHLMC, 2.727%, 8/01/33 ...............................................            204,533          211,775
    FHLMC, 2.734%, 4/01/19 ...............................................            466,696          490,625
    FHLMC, 2.735%, 12/01/32 ..............................................             81,815           85,183
    FHLMC, 2.742%, 2/01/35 ...............................................          1,142,382        1,182,594
    FHLMC, 2.743%, 8/01/30 ...............................................             26,561           27,751
    FHLMC, 2.747%, 9/01/33 ...............................................             60,146           62,719
    FHLMC, 2.75%, 12/01/19 - 10/01/32 ....................................             88,729           93,050


                             Semiannual Report | 45

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
    FHLMC, 2.762%, 9/01/34 ...............................................   $      1,435,842   $    1,494,099
    FHLMC, 2.768%, 7/01/35 ...............................................            263,804          272,200
    FHLMC, 2.769%, 9/01/33 ...............................................             25,486           26,580
    FHLMC, 2.781%, 12/01/35 ..............................................          1,436,866        1,494,956
    FHLMC, 2.782%, 11/01/33 ..............................................            107,404          112,228
    FHLMC, 2.785%, 3/01/32 - 4/01/34 .....................................            276,541          289,687
    FHLMC, 2.798%, 1/01/35 ...............................................            234,604          244,243
    FHLMC, 2.815%, 5/01/32 ...............................................            280,676          292,993
    FHLMC, 2.828%, 3/01/36 ...............................................            776,094          815,491
    FHLMC, 2.833%, 11/01/28 - 7/01/30 ....................................             28,475           29,972
    FHLMC, 2.845%, 1/01/29 ...............................................            299,054          315,019
    FHLMC, 2.854%, 10/01/25 ..............................................            363,275          378,746
    FHLMC, 2.859%, 8/01/30 - 11/01/32 ....................................          1,913,516        2,009,689
    FHLMC, 2.862%, 10/01/33 ..............................................          1,283,913        1,345,868
    FHLMC, 2.866%, 7/01/32 ...............................................             60,535           62,624
    FHLMC, 2.875%, 10/01/22 - 3/01/35 ....................................            877,348          911,995
    FHLMC, 2.878%, 4/01/18 ...............................................            617,084          648,747
    FHLMC, 2.904%, 9/01/32 ...............................................             74,455           78,168
    FHLMC, 2.906%, 2/01/32 ...............................................            178,133          186,710
    FHLMC, 2.907%, 11/01/33 ..............................................             61,661           64,392
    FHLMC, 2.91%, 11/01/23 ...............................................              8,016            8,393
    FHLMC, 2.916%, 4/01/28 ...............................................            114,424          119,503
    FHLMC, 2.919%, 6/01/34 ...............................................          1,428,152        1,469,282
    FHLMC, 2.921%, 9/01/27 ...............................................             54,580           57,288
    FHLMC, 2.927%, 4/01/30 - 6/01/33 .....................................            181,865          187,614
    FHLMC, 2.93%, 3/01/35 ................................................            148,702          155,842
    FHLMC, 2.932%, 6/01/34 ...............................................            341,949          354,715
    FHLMC, 2.935%, 5/01/36 ...............................................            322,954          335,781
    FHLMC, 2.952%, 5/01/25 ...............................................            209,852          221,635
    FHLMC, 2.953%, 6/01/33 ...............................................             68,976           71,088
    FHLMC, 2.956%, 7/01/28 ...............................................             69,446           73,024
    FHLMC, 2.959%, 3/01/27 ...............................................             35,951           37,847
    FHLMC, 2.961%, 4/01/25 - 2/01/33 .....................................            243,195          255,023
    FHLMC, 2.964%, 4/01/33 ...............................................             68,026           71,064
    FHLMC, 2.967%, 8/01/30 ...............................................            396,950          418,111
    FHLMC, 2.985%, 7/01/30 ...............................................            343,093          359,915
    FHLMC, 2.987%, 8/01/19 ...............................................             62,529           65,669
    FHLMC, 2.998%, 7/01/18 - 8/01/30 .....................................            215,828          225,165
    FHLMC, 3.004%, 4/01/35 ...............................................            773,841          805,730
    FHLMC, 3.006%, 8/01/26 ...............................................             15,953           16,624
    FHLMC, 3.016%, 3/01/32 ...............................................             41,467           43,392
    FHLMC, 3.023%, 8/01/27 ...............................................            769,836          807,439
    FHLMC, 3.028%, 11/01/35 ..............................................            195,667          203,709
    FHLMC, 3.03%, 6/01/30 ................................................            174,530          182,589
    FHLMC, 3.035%, 10/01/24 ..............................................            811,407          849,878
    FHLMC, 3.036%, 8/01/18 ...............................................             56,126           57,636
    FHLMC, 3.041%, 10/01/31 ..............................................          1,729,383        1,813,019


                             46 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT       VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
    FHLMC, 3.043%, 7/01/35 ...............................................   $        982,797   $    1,015,363
    FHLMC, 3.048%, 5/01/33 ...............................................             63,577           65,632
    FHLMC, 3.06%, 7/01/27 ................................................            229,124          238,633
    FHLMC, 3.07%, 12/01/34 ...............................................            835,621          875,572
    FHLMC, 3.079%, 8/01/31 ...............................................            214,861          226,099
    FHLMC, 3.08%, 2/01/19 ................................................            124,225          125,524
    FHLMC, 3.093%, 5/01/33 ...............................................             75,850           78,569
    FHLMC, 3.10%, 8/01/30 - 4/01/33 ......................................             91,934           95,588
    FHLMC, 3.106%, 9/01/30 ...............................................             47,160           48,835
    FHLMC, 3.107%, 2/01/24 ...............................................            132,179          135,985
    FHLMC, 3.115%, 8/01/35 - 11/01/35 ....................................            807,702          842,153
    FHLMC, 3.12%, 7/01/23 ................................................              5,400            5,612
    FHLMC, 3.122%, 8/01/32 ...............................................          1,746,598        1,819,919
    FHLMC, 3.128%, 9/01/32 - 8/01/34 .....................................            401,504          416,628
    FHLMC, 3.134%, 7/01/19 ...............................................             42,093           43,280
    FHLMC, 3.136%, 7/01/30 ...............................................            122,568          127,972
    FHLMC, 3.144%, 1/01/29 ...............................................              7,897            8,232
    FHLMC, 3.148%, 7/01/33 - 6/01/34 .....................................            428,576          443,088
    FHLMC, 3.154%, 12/01/34 ..............................................            987,903        1,032,445
    FHLMC, 3.16%, 8/01/32 ................................................            119,390          123,912
    FHLMC, 3.163%, 10/01/26 ..............................................              9,204            9,624
    FHLMC, 3.173%, 1/01/29 ...............................................              3,199            3,332
    FHLMC, 3.175%, 10/01/18 - 10/01/32 ...................................            133,479          138,868
    FHLMC, 3.177%, 7/01/20 ...............................................             89,055           92,797
    FHLMC, 3.199%, 5/01/35 ...............................................            577,909          604,770
    FHLMC, 3.208%, 10/01/34 ..............................................          1,933,216        2,001,275
    FHLMC, 3.225%, 12/01/30 - 10/01/32 ...................................          1,626,744        1,708,106
    FHLMC, 3.229%, 11/01/25 ..............................................             17,669           18,409
    FHLMC, 3.23%, 9/01/31 ................................................             93,528           96,902
    FHLMC, 3.234%, 12/01/34 ..............................................          5,495,138        5,716,263
    FHLMC, 3.24%, 3/01/19 ................................................             40,611           42,386
    FHLMC, 3.243%, 10/01/36 ..............................................             90,074           93,538
    FHLMC, 3.247%, 9/01/32 - 4/01/34 .....................................            347,288          359,139
    FHLMC, 3.248%, 9/01/31 ...............................................              3,082            3,185
    FHLMC, 3.249%, 4/01/33 ...............................................              8,879            9,193
    FHLMC, 3.25%, 4/01/23 - 9/01/31 ......................................            179,265          185,559
    FHLMC, 3.254%, 8/01/32 ...............................................            209,116          216,458
    FHLMC, 3.261%, 9/01/34 ...............................................             67,264           69,595
    FHLMC, 3.265%, 8/01/30 ...............................................            144,612          149,994
    FHLMC, 3.276%, 7/01/29 ...............................................             69,103           71,749
    FHLMC, 3.279%, 1/01/36 ...............................................          7,593,570        7,853,265
    FHLMC, 3.30%, 11/01/35 ...............................................         22,349,272       23,139,311
    FHLMC, 3.307%, 12/01/19 ..............................................          1,332,264        1,370,593
    FHLMC, 3.325%, 11/01/27 - 11/01/33 ...................................             45,298           47,347
    FHLMC, 3.326%, 10/01/34 ..............................................            100,251          103,782
    FHLMC, 3.328%, 4/01/35 ...............................................            157,378          162,729
    FHLMC, 3.329%, 8/01/35 ...............................................            260,592          269,555
    FHLMC, 3.341%, 1/01/36 ...............................................            160,977          167,277


                             Semiannual Report | 47

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
    FHLMC, 3.365%, 4/01/30 - 12/01/35 ....................................   $        380,435   $      395,484
    FHLMC, 3.374%, 1/01/29 ...............................................             27,260           28,340
    FHLMC, 3.375%, 7/01/18 - 11/01/23 ....................................             84,774           87,910
    FHLMC, 3.379%, 12/01/33 ..............................................          3,218,036        3,363,069
    FHLMC, 3.383%, 1/01/30 ...............................................            279,060          291,124
    FHLMC, 3.391%, 5/01/35 ...............................................          4,340,197        4,493,544
    FHLMC, 3.408%, 7/01/30 ...............................................            156,330          161,623
    FHLMC, 3.411%, 8/01/34 ...............................................            218,971          225,600
    FHLMC, 3.411%, 9/01/37 ...............................................         34,992,545       36,568,125
    FHLMC, 3.418%, 6/01/29 ...............................................          2,179,109        2,227,654
    FHLMC, 3.425%, 3/01/37 ...............................................          4,473,589        4,670,212
    FHLMC, 3.428%, 12/01/34 ..............................................          4,099,583        4,232,170
    FHLMC, 3.451%, 11/01/29 ..............................................            512,739          533,157
    FHLMC, 3.477%, 3/01/37 ...............................................            896,867          936,635
    FHLMC, 3.489%, 8/01/33 ...............................................             85,824           89,107
    FHLMC, 3.492%, 5/01/35 ...............................................            139,948          143,525
    FHLMC, 3.50%,  6/01/23 ...............................................             42,976           44,347
    FHLMC, 3.504%, 1/01/34 ...............................................            182,262          187,959
    FHLMC, 3.526%, 8/01/34 ...............................................             81,883           85,129
    FHLMC, 3.533%, 8/01/31 ...............................................             96,578           99,178
    FHLMC, 3.537%, 3/01/33 ...............................................             22,258           23,032
    FHLMC, 3.551%, 11/01/17 ..............................................              6,932            6,906
    FHLMC, 3.553%, 6/01/35 ...............................................          5,214,173        5,428,352
    FHLMC, 3.567%, 9/01/32 - 8/01/36 .....................................          3,509,130        3,652,058
    FHLMC, 3.577%, 6/01/34 ...............................................             35,680           36,815
    FHLMC, 3.58%, 1/01/37 ................................................            486,014          506,826
    FHLMC, 3.585%, 12/01/28 ..............................................            311,271          321,709
    FHLMC, 3.598%, 9/01/34 ...............................................          3,806,228        3,955,776
    FHLMC, 3.603%, 12/01/35 ..............................................          2,014,220        2,100,703
    FHLMC, 3.63%, 6/01/35 ................................................             65,837           68,625
    FHLMC, 3.688%, 11/01/36 ..............................................            874,899          909,059
    FHLMC, 3.692%, 6/01/34 ...............................................            198,436          200,832
    FHLMC, 3.703%, 10/01/36 ..............................................            894,756          933,701
    FHLMC, 3.766%, 8/01/36 ...............................................            408,324          424,678
    FHLMC, 3.779%, 8/01/20 ...............................................             18,705           18,875
    FHLMC, 3.80%, 2/01/36 ................................................          8,878,430        9,203,872
    FHLMC, 3.824%, 6/01/35 ...............................................          1,462,499        1,496,829
    FHLMC, 3.889%, 11/01/25 ..............................................          2,904,823        2,953,781
    FHLMC, 3.896%, 1/01/37 ...............................................         31,273,866       32,588,607
    FHLMC, 3.906%, 12/01/31 ..............................................            282,488          291,391
    FHLMC, 3.973%, 5/01/35 ...............................................          1,441,929        1,472,992
    FHLMC, 3.977%, 5/01/34 ...............................................            749,443          768,552
    FHLMC, 3.982%, 10/01/36 ..............................................          1,178,859        1,227,053
    FHLMC, 3.987%, 10/01/36 ..............................................          1,142,965        1,194,427
    FHLMC, 3.989%, 10/01/36 ..............................................          3,595,386        3,730,471
    FHLMC, 4.015%, 6/01/35 ...............................................             53,465           54,875
    FHLMC, 4.027%, 7/01/33 ...............................................            462,107          478,676
    FHLMC, 4.033%, 4/01/31 ...............................................             33,643           34,463


                             48 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT       VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
    FHLMC, 4.108%, 10/01/32 ..............................................   $         11,436   $       11,806
    FHLMC, 4.114%, 10/01/33 ..............................................            719,220          744,174
    FHLMC, 4.119%, 5/01/33 ...............................................             43,275           44,454
    FHLMC, 4.153%, 5/01/37 ...............................................            105,604          110,451
    FHLMC, 4.201%, 6/01/29 ...............................................             19,392           20,141
    FHLMC, 4.216%, 5/01/35 ...............................................            358,726          371,376
    FHLMC, 4.225%, 5/01/32 ...............................................             25,285           26,002
    FHLMC, 4.226%, 9/01/33 ...............................................          2,482,203        2,580,963
    FHLMC, 4.24%, 11/01/35 ...............................................             54,935           56,252
    FHLMC, 4.267%, 8/01/35 ...............................................             45,630           47,084
    FHLMC, 4.286%, 1/01/23 ...............................................            177,940          185,872
    FHLMC, 4.359%, 6/01/30 ...............................................             71,406           74,319
    FHLMC, 4.375%, 3/01/24 ...............................................              1,696            1,763
    FHLMC, 4.442%, 8/01/34 ...............................................         13,757,177       14,475,063
    FHLMC, 4.459%, 7/01/22 ...............................................             13,914           14,379
    FHLMC, 4.569%, 6/01/34 ...............................................            132,363          138,481
    FHLMC, 4.601%, 4/01/25 ...............................................            829,486          865,940
    FHLMC, 4.642%, 6/01/35 ...............................................         17,005,602       17,534,801
    FHLMC, 4.669%, 11/01/17 ..............................................              4,904            5,008
    FHLMC, 4.676%, 1/01/34 ...............................................          1,133,349        1,178,451
    FHLMC, 4.692%, 2/01/34 ...............................................          1,943,174        2,033,061
    FHLMC, 4.696%, 11/01/34 ..............................................            285,085          296,716
    FHLMC, 4.709%, 4/01/35 ...............................................            244,484          255,596
    FHLMC, 4.724%, 8/01/35 ...............................................          8,111,704        8,415,879
    FHLMC, 4.753%, 9/01/35 ...............................................          1,683,206        1,736,817
    FHLMC, 4.774%, 12/01/35 ..............................................          9,281,180        9,700,267
    FHLMC, 4.777%, 1/01/37 ...............................................            964,125        1,003,937
    FHLMC, 4.803%, 9/01/35 ...............................................          6,250,849        6,479,919
    FHLMC, 4.804%, 8/01/35 ...............................................            269,325          282,297
    FHLMC, 4.811%, 12/01/34 ..............................................         15,084,182       15,686,557
    FHLMC, 4.816%, 2/01/35 ...............................................            179,336          188,408
    FHLMC, 4.826%, 9/01/35 ...............................................          1,613,105        1,686,377
(b) FHLMC, 4.831%, 11/01/36 ..............................................         34,066,324       36,075,042
    FHLMC, 4.84%, 6/01/38 ................................................            623,079          646,274
    FHLMC, 4.863%, 6/01/37 ...............................................            929,893          970,016
    FHLMC, 4.892%, 7/01/35 ...............................................          9,599,765        9,903,565
    FHLMC, 4.894%, 11/01/34 ..............................................          2,753,327        2,857,461
    FHLMC, 4.905%, 4/01/36 ...............................................            640,723          668,944
    FHLMC, 4.916%, 9/01/35 ...............................................          2,106,011        2,204,920
    FHLMC, 4.935%, 4/01/25 ...............................................            895,793          937,103
    FHLMC, 4.951%, 5/01/35 ...............................................          2,969,122        3,061,582
    FHLMC, 4.954%, 8/01/35 ...............................................         14,350,969       14,999,027
    FHLMC, 4.962%, 6/01/35 ...............................................             58,881           61,572
    FHLMC, 4.964%, 5/01/36 ...............................................          5,478,218        5,735,699
    FHLMC, 4.968%, 6/01/26 ...............................................            317,143          332,585
    FHLMC, 4.973%, 10/01/35 ..............................................         30,754,806       32,118,849
    FHLMC, 5.017%, 4/01/36 ...............................................          1,926,614        2,029,250
    FHLMC, 5.051%, 1/01/36 ...............................................          9,221,605        9,676,133


                             Semiannual Report | 49

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT       VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
    FHLMC, 5.053%, 12/01/35 ..............................................   $      8,596,053   $    8,939,862
    FHLMC, 5.069%, 7/01/35 ...............................................          1,714,741        1,778,538
(b) FHLMC, 5.083%, 6/01/37 ...............................................          2,076,314        2,175,285
    FHLMC, 5.095%, 12/01/35 ..............................................          1,821,248        1,915,059
    FHLMC, 5.107%, 1/01/37 ...............................................         10,399,562       10,892,078
    FHLMC, 5.115%, 6/01/38 ...............................................            591,365          620,067
    FHLMC, 5.15%, 2/01/36 ................................................         20,419,437       21,412,642
    FHLMC, 5.158%, 8/01/35 ...............................................            847,531          882,845
    FHLMC, 5.212%, 2/01/36 ...............................................          5,843,474        6,119,409
    FHLMC, 5.213%, 11/01/33 ..............................................             65,998           69,722
    FHLMC, 5.216%, 12/01/35 - 2/01/36 ....................................          4,868,110        5,072,425
    FHLMC, 5.24%, 7/01/35 ................................................            234,000          248,905
    FHLMC, 5.244%, 9/01/35 ...............................................         29,177,641       30,408,615
    FHLMC, 5.251%, 5/01/36 ...............................................          1,260,192        1,322,885
    FHLMC, 5.263%, 2/01/37 ...............................................            881,311          929,693
    FHLMC, 5.264%, 1/01/36 ...............................................            207,593          217,966
    FHLMC, 5.274%, 11/01/35 ..............................................            690,253          723,345
    FHLMC, 5.312%, 11/01/30 ..............................................             22,390           23,381
    FHLMC, 5.315%, 9/01/37 ...............................................            575,861          604,952
    FHLMC, 5.331%, 4/01/36 ...............................................            202,388          212,618
    FHLMC, 5.344%, 11/01/35 ..............................................            441,533          461,751
    FHLMC, 5.374%, 3/01/36 ...............................................          6,678,234        6,967,291
    FHLMC, 5.386%, 2/01/36 ...............................................            177,280          186,404
    FHLMC, 5.39%, 3/01/36 ................................................            418,315          440,167
    FHLMC, 5.414%, 7/01/37 ...............................................            354,664          371,568
    FHLMC, 5.433%, 5/01/36 ...............................................            180,652          190,979
    FHLMC, 5.438%, 3/01/36 ...............................................            268,826          283,513
    FHLMC, 5.451%, 2/01/36 ...............................................            141,231          147,687
    FHLMC, 5.507%, 10/01/36 ..............................................            377,672          398,220
    FHLMC, 5.511%, 4/01/36 ...............................................            562,930          593,672
    FHLMC, 5.524%, 9/01/37 ...............................................          4,829,811        5,110,431
    FHLMC, 5.549%, 5/01/36 ...............................................         18,689,293       19,771,414
    FHLMC, 5.572%, 6/01/36 ...............................................          1,593,074        1,671,733
    FHLMC, 5.575%, 7/01/36 ...............................................            129,604          136,829
    FHLMC, 5.585%, 10/01/35 ..............................................             25,780           27,519
    FHLMC, 5.588%, 11/01/37 ..............................................         37,486,049       39,632,928
    FHLMC, 5.608%, 6/01/36 ...............................................          1,865,922        1,971,001
    FHLMC, 5.613%, 4/01/36 ...............................................          3,580,659        3,777,854
    FHLMC, 5.617%, 1/01/36 ...............................................          6,939,192        7,334,735
    FHLMC, 5.618%, 9/01/35 ...............................................            449,086          475,583
    FHLMC, 5.628%, 12/01/35 ..............................................            325,200          347,652
    FHLMC, 5.661%, 2/01/36 ...............................................            657,403          693,838
    FHLMC, 5.662%, 7/01/36 ...............................................             45,529           48,285
    FHLMC, 5.665%, 12/01/36 ..............................................            466,500          493,571
    FHLMC, 5.712%, 2/01/37 ...............................................          3,582,620        3,799,200
    FHLMC, 5.722%, 8/01/37 ...............................................            558,660          591,183
    FHLMC, 5.729%, 6/01/36 ...............................................          8,287,076        8,762,200
    FHLMC, 5.735%, 1/01/36 ...............................................          4,661,590        4,928,325


                             50 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
    FHLMC, 5.755%, 4/01/37 ...............................................   $        194,670   $      206,233
    FHLMC, 5.765%, 2/01/37 ...............................................             38,011           40,282
    FHLMC, 5.772%, 8/01/37 ...............................................             35,272           37,459
    FHLMC, 5.779%, 7/01/36 ...............................................          7,328,401        7,766,550
    FHLMC, 5.791%, 10/01/36 ..............................................             20,352           21,574
    FHLMC, 5.796%, 11/01/36 ..............................................         18,372,007       19,547,523
    FHLMC, 5.86%, 1/01/37 ................................................            184,773          196,085
    FHLMC, 5.874%, 11/01/36 ..............................................             73,354           77,856
    FHLMC, 5.90%, 4/01/37 ................................................            407,161          433,459
    FHLMC, 5.919%, 4/01/36 ...............................................         25,099,042       26,467,207
    FHLMC, 5.924%, 2/01/37 ...............................................            537,757          570,687
    FHLMC, 5.934%, 7/01/36 ...............................................          5,702,984        5,928,214
    FHLMC, 5.986%, 10/01/36 ..............................................            108,870          115,303
    FHLMC, 6.028%, 3/01/37 ...............................................            764,028          822,013
    FHLMC, 6.101%, 11/01/35 ..............................................            361,263          370,909
    FHLMC, 6.118%, 1/01/37 ...............................................            172,237          183,978
    FHLMC, 6.121%, 6/01/36 - 2/01/37 .....................................          6,872,629        7,221,298
    FHLMC, 6.127%, 6/01/36 ...............................................            243,757          255,965
    FHLMC, 6.175%, 12/01/36 ..............................................          1,142,573        1,207,033
    FHLMC, 6.199%, 3/01/37 ...............................................             97,605          102,750
    FHLMC, 6.201%, 9/01/36 ...............................................          2,222,410        2,347,862
    FHLMC, 6.344%, 9/01/36 ...............................................             93,216           98,142
    FHLMC, 6.382%, 5/01/26 ...............................................            129,643          131,608
    FHLMC, 6.532%, 11/01/35 - 8/01/36 ....................................            463,427          486,867
    FHLMC, 6.635%, 12/01/21 ..............................................             32,945           33,978
    FHLMC, 6.676%, 10/01/36 ..............................................            122,212          129,387
    FHLMC, 6.801%, 8/01/36 ...............................................            337,926          357,471
    FHLMC, 7.652%, 5/01/15 ...............................................            101,340          103,645
                                                                                                --------------
                                                                                                   738,578,266
                                                                                                --------------
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 66.8%
    FNMA, 1.537%, 9/01/33 ................................................          2,507,409        2,550,214
    FNMA, 1.599%, 10/01/26 ...............................................            150,918          151,593
    FNMA, 1.641%, 8/01/42 - 10/01/44 .....................................            186,527          184,739
    FNMA, 1.71%, 8/01/34 .................................................             99,541          102,101
    FNMA, 1.748%, 10/01/33 ...............................................            272,434          278,565
    FNMA, 1.789%, 5/01/35 ................................................             45,699           45,844
    FNMA, 1.791%, 10/01/34 - 9/01/35 .....................................            896,378          921,422
    FNMA, 1.792%, 3/01/32 ................................................            970,171          988,599
    FNMA, 1.805%, 4/01/34 ................................................            197,681          203,107
    FNMA, 1.841%, 11/01/30 - 11/01/40 ....................................          1,453,848        1,457,704
    FNMA, 1.85%, 10/01/33 ................................................             21,922           22,076
    FNMA, 1.855%, 3/01/35 ................................................          3,386,231        3,454,074
    FNMA, 1.856%, 3/01/32 ................................................            912,315          929,616
    FNMA, 1.89%, 4/01/33 .................................................          4,173,652        4,279,521
    FNMA, 1.891%, 9/01/32 ................................................            472,053          484,954
    FNMA, 1.895%, 11/01/31 ...............................................            286,124          291,072
    FNMA, 1.897%, 11/01/32 ...............................................            771,873          788,001


                             Semiannual Report | 51

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 1.911%, 10/01/34 ...............................................   $        241,574   $      248,167
    FNMA, 1.913%, 3/01/32 ................................................            405,991          417,111
    FNMA, 1.921%, 4/01/33 ................................................            373,999          383,856
    FNMA, 1.93%, 1/01/19 .................................................            297,587          301,049
    FNMA, 1.932%, 10/01/34 ...............................................            439,863          452,171
    FNMA, 1.936%, 10/01/33 ...............................................             63,450           65,169
    FNMA, 1.937%, 4/01/33 ................................................             94,036           96,566
    FNMA, 1.957%, 9/01/34 - 3/01/35 ......................................         19,552,539       20,139,466
    FNMA, 1.976%, 2/01/34 ................................................             32,063           32,648
    FNMA, 1.981%, 12/01/34 ...............................................            219,752          226,118
    FNMA, 1.992%, 2/01/33 ................................................            158,207          162,691
    FNMA, 1.998%, 2/01/35 ................................................            212,745          219,039
    FNMA, 2.00%, 10/01/32 ................................................            625,646          642,292
    FNMA, 2.001%, 8/01/34 ................................................             53,407           54,939
    FNMA, 2.008%, 5/01/35 ................................................         19,222,866       19,829,918
    FNMA, 2.018%, 1/01/35 ................................................            541,720          555,274
    FNMA, 2.019%, 5/01/35 ................................................             84,214           86,891
    FNMA, 2.021%, 1/01/35 ................................................            106,908          108,884
    FNMA, 2.027%, 11/01/33 - 1/01/35 .....................................          3,137,827        3,205,988
    FNMA, 2.032%, 8/01/34 - 10/01/34 .....................................          1,658,608        1,709,973
    FNMA, 2.036%, 7/01/35 ................................................          9,891,251       10,166,550
    FNMA, 2.037%, 1/01/35 ................................................         17,098,982       17,417,979
    FNMA, 2.04%, 12/01/20 ................................................            165,872          167,231
    FNMA, 2.042%, 5/01/34 ................................................          1,302,487        1,340,558
    FNMA, 2.047%, 9/01/32 ................................................          1,791,464        1,838,433
    FNMA, 2.048%, 2/01/35 ................................................          2,142,437        2,204,643
    FNMA, 2.05%, 11/01/32 - 3/01/35 ......................................            762,680          795,849
    FNMA, 2.058%, 11/01/34 ...............................................            419,686          431,877
    FNMA, 2.066%, 8/01/34 ................................................          1,652,613        1,702,606
    FNMA, 2.067%, 7/01/34 ................................................             90,780           93,380
    FNMA, 2.078%, 1/01/35 ................................................            943,753          971,483
    FNMA, 2.08%, 6/01/35 .................................................            340,437          346,216
    FNMA, 2.096%, 1/01/35 ................................................          1,591,002        1,651,775
    FNMA, 2.105%, 11/01/34 - 1/01/35 .....................................            201,257          204,987
    FNMA, 2.129%, 7/01/35 ................................................             72,199           74,283
    FNMA, 2.136%, 3/01/35 ................................................              4,457            4,582
    FNMA, 2.137%, 5/01/33 ................................................            293,425          301,100
    FNMA, 2.145%, 2/01/34 ................................................             98,997          101,030
    FNMA, 2.148%, 6/01/33 ................................................            471,283          483,519
    FNMA, 2.153%, 3/01/33 ................................................            661,808          677,194
    FNMA, 2.157%, 5/01/35 ................................................            175,556          178,741
    FNMA, 2.161%, 6/01/35 ................................................            106,373          109,397
    FNMA, 2.185%, 5/01/33 ................................................          1,011,875        1,035,651
    FNMA, 2.244%, 4/01/35 ................................................            369,085          377,724
    FNMA, 2.245%, 7/01/33 ................................................             43,434           44,274
    FNMA, 2.247%, 1/01/36 ................................................            188,587          192,635
    FNMA, 2.253%, 4/01/35 ................................................            543,257          555,945
    FNMA, 2.282%, 1/01/35 ................................................            173,831          178,416


                             52 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
       (CONTINUED)
    FNMA, 2.299%, 11/01/35 ...............................................   $        684,690   $      704,841
    FNMA, 2.309%, 4/01/18 ................................................            108,880          111,018
    FNMA, 2.315%, 5/01/35 ................................................          9,849,504        9,994,303
    FNMA, 2.318%, 1/01/32 ................................................          1,585,475        1,618,440
    FNMA, 2.32%, 4/01/34 .................................................             63,548           65,423
    FNMA, 2.323%, 5/01/34 ................................................            231,391          237,812
    FNMA, 2.33%, 1/01/35 .................................................             51,503           53,187
    FNMA, 2.334%, 5/01/35 ................................................          5,247,370        5,348,472
    FNMA, 2.337%, 2/01/33 - 4/01/36 ......................................            736,627          758,505
    FNMA, 2.342%, 9/01/33 ................................................            563,647          574,375
    FNMA, 2.35%, 3/01/18 .................................................             55,050           56,770
    FNMA, 2.355%, 3/01/20 ................................................          1,224,806        1,238,358
    FNMA, 2.357%, 3/01/33 ................................................             51,319           52,511
    FNMA, 2.358%, 6/01/33 ................................................            428,615          438,414
    FNMA, 2.37%, 1/01/35 .................................................            551,477          564,003
    FNMA, 2.372%, 2/01/35 ................................................             80,438           83,377
    FNMA, 2.375%, 1/01/33 ................................................             21,514           22,313
    FNMA, 2.378%, 10/01/32 ...............................................            126,089          129,653
    FNMA, 2.379%, 2/01/33 ................................................             29,303           30,392
    FNMA, 2.386%, 2/01/35 ................................................         12,388,281       12,778,488
    FNMA, 2.387%, 5/01/19 ................................................            162,548          167,851
    FNMA, 2.389%, 1/01/29 ................................................            419,035          423,265
    FNMA, 2.404%, 10/01/35 - 11/01/35 ....................................          1,887,613        1,944,792
    FNMA, 2.41%, 11/01/25 ................................................             78,818           79,726
    FNMA, 2.414%, 4/01/33 - 6/01/33 ......................................            584,049          599,117
    FNMA, 2.417%, 5/01/18 - 4/01/34 ......................................            203,192          210,243
    FNMA, 2.419%, 11/01/35 ...............................................          1,649,442        1,701,380
    FNMA, 2.425%, 11/01/35 ...............................................          1,620,378        1,672,005
    FNMA, 2.427%, 11/01/35 ...............................................          1,652,110        1,703,855
    FNMA, 2.428%, 11/01/35 ...............................................          1,554,369        1,603,179
    FNMA, 2.43%, 11/01/19 ................................................             46,889           47,564
    FNMA, 2.44%, 6/01/19 - 3/01/22 .......................................             79,591           82,694
    FNMA, 2.45%, 12/01/23 ................................................             64,773           67,169
    FNMA, 2.453%, 4/01/32 - 4/01/33 ......................................            234,068          240,734
    FNMA, 2.459%, 12/01/35 ...............................................             56,468           58,731
    FNMA, 2.46%, 3/01/34 .................................................            783,779          812,835
    FNMA, 2.462%, 4/01/34 ................................................          1,163,313        1,201,221
    FNMA, 2.465%, 3/01/32 - 4/01/32 ......................................            708,498          740,789
    FNMA, 2.47%, 7/01/25 - 12/01/33 ......................................            523,745          546,089
    FNMA, 2.475%, 6/01/19 ................................................            153,363          160,107
    FNMA, 2.48%, 4/01/35 .................................................            257,562          267,630
    FNMA, 2.483%, 4/01/32 ................................................            347,329          360,935
    FNMA, 2.484%, 4/01/33 ................................................            356,217          364,160
    FNMA, 2.486%, 2/01/33 ................................................             96,710          101,071
    FNMA, 2.491%, 2/01/35 ................................................          5,619,507        5,832,173
    FNMA, 2.493%, 1/01/28 ................................................             14,811           15,447
    FNMA, 2.497%, 9/01/34 ................................................             22,915           23,838
    FNMA, 2.499%, 3/01/33 - 4/01/33 ......................................            325,605          340,517


                             Semiannual Report | 53

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 2.50%, 7/01/17 - 10/01/34 ......................................   $      1,381,763   $     1,444,330
    FNMA, 2.505%, 11/01/33 ...............................................             73,615            77,099
    FNMA, 2.51%, 3/01/34 - 1/01/35 .......................................            169,562           176,265
    FNMA, 2.511%, 1/01/34 - 4/01/35 ......................................          1,019,362         1,062,109
    FNMA, 2.512%, 3/01/34 ................................................             23,614            24,689
    FNMA, 2.521%, 1/01/19 - 4/01/33 ......................................            708,062           725,926
    FNMA, 2.523%, 4/01/31 - 2/01/35 ......................................            336,418           346,891
    FNMA, 2.524%, 3/01/35 ................................................             59,292            61,666
    FNMA, 2.527%, 3/01/34 ................................................             50,862            53,160
    FNMA, 2.53%, 9/01/33 .................................................            189,228           194,425
    FNMA, 2.532%, 11/01/34 ...............................................            168,355           175,456
    FNMA, 2.533%, 6/01/33 ................................................             67,099            69,055
    FNMA, 2.537%, 1/01/16 ................................................            384,066           398,887
    FNMA, 2.542%, 4/01/33 ................................................            200,708           208,086
    FNMA, 2.546%, 3/01/32 ................................................            178,558           185,338
    FNMA, 2.548%, 10/01/34 ...............................................            110,018           114,803
    FNMA, 2.55%, 9/01/16 - 4/01/34 .......................................          2,651,565         2,754,285
    FNMA, 2.555%, 7/01/34 - 3/01/35 ......................................            178,709           185,767
    FNMA, 2.56%, 1/01/32 .................................................              6,012             6,270
    FNMA, 2.565%, 5/01/33 ................................................            726,778           754,865
    FNMA, 2.568%, 3/01/32 ................................................            876,517           918,370
    FNMA, 2.575%, 3/01/19 - 3/01/32 ......................................            157,174           164,160
    FNMA, 2.579%, 6/01/19 ................................................            222,374           232,353
    FNMA, 2.581%, 4/01/19 ................................................            161,061           166,694
    FNMA, 2.582%, 2/01/32 ................................................            128,599           133,504
    FNMA, 2.583%, 3/01/35 ................................................             14,143            14,764
    FNMA, 2.584%, 3/01/35 ................................................          6,872,893         7,152,024
    FNMA, 2.588%, 4/01/34 ................................................            144,831           147,511
    FNMA, 2.589%, 2/01/34 ................................................            220,372           229,131
    FNMA, 2.59%, 4/01/18 - 5/01/33 .......................................          1,461,543         1,516,779
    FNMA, 2.596%, 2/01/31 ................................................            210,231           219,563
    FNMA, 2.60%, 5/01/22 .................................................             27,237            28,149
    FNMA, 2.603%, 8/01/34 ................................................            676,409           707,603
    FNMA, 2.612%, 12/01/34 ...............................................          4,974,408         5,079,321
    FNMA, 2.616%, 10/01/34 ...............................................            169,365           176,785
    FNMA, 2.619%, 3/01/34 ................................................            337,878           350,392
    FNMA, 2.62%, 2/01/32 - 5/01/35 .......................................          1,773,639         1,838,130
    FNMA, 2.625%, 2/01/19 - 11/01/35 .....................................            707,020           733,661
    FNMA, 2.626%, 8/01/33 ................................................            163,906           169,808
    FNMA, 2.627%, 8/01/34 ................................................          3,856,714         4,016,491
    FNMA, 2.628%, 2/01/34 ................................................          1,992,338         2,071,863
    FNMA, 2.629%, 2/01/32 ................................................             46,599            48,565
    FNMA, 2.63%, 6/01/32 - 1/01/34 .......................................            405,388           418,043
    FNMA, 2.637%, 2/01/36 ................................................          1,186,654         1,236,785
    FNMA, 2.64%, 3/01/35 .................................................             20,183            20,975
    FNMA, 2.641%, 1/01/35 ................................................          5,530,378         5,719,860
    FNMA, 2.643%, 12/01/32 ...............................................             45,539            47,554
    FNMA, 2.644%, 3/01/33 ................................................             63,118            65,575


                             54 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 2.645%, 4/01/31- 3/01/32 .......................................   $      1,052,141   $     1,098,939
    FNMA, 2.647%, 9/01/15 ................................................            274,432           287,552
    FNMA, 2.648%, 1/01/34- 4/01/34 .......................................            528,709           548,677
    FNMA, 2.65%, 1/01/32 - 11/01/33 ......................................          1,994,117         2,076,697
    FNMA, 2.651%, 8/01/29 ................................................            148,043           153,173
    FNMA, 2.66%, 2/01/18 - 5/01/35 .......................................          5,775,472         5,995,383
    FNMA, 2.663%, 3/01/35 ................................................            659,884           683,474
    FNMA, 2.665%, 1/01/33- 2/01/33 .......................................             86,966            90,633
    FNMA, 2.668%, 9/01/33- 3/01/35 .......................................          1,604,812         1,662,999
    FNMA, 2.67%, 5/01/28 - 8/01/33 .......................................          1,386,720         1,447,219
    FNMA, 2.671%, 2/01/33 ................................................            368,626           382,558
    FNMA, 2.672%, 4/01/33- 4/01/35 .......................................          1,358,200         1,394,811
    FNMA, 2.673%, 4/01/33 ................................................             84,869            88,397
    FNMA, 2.675%, 7/01/23 ................................................            100,823           105,013
    FNMA, 2.677%, 2/01/32 ................................................            501,112           524,142
    FNMA, 2.678%, 2/01/34 ................................................          3,804,086         3,955,803
    FNMA, 2.68%, 2/01/35 .................................................             46,798            48,585
    FNMA, 2.681%, 7/01/40 ................................................            149,492           155,856
    FNMA, 2.683%, 3/01/35 ................................................          5,927,862         6,176,946
    FNMA, 2.686%, 1/01/35 ................................................            342,535           351,234
    FNMA, 2.70%, 1/01/32 .................................................            202,092           210,541
    FNMA, 2.701%, 2/01/34- 3/01/34 .......................................          1,352,601         1,400,973
    FNMA, 2.706%, 5/01/29 ................................................            151,968           158,453
    FNMA, 2.708%, 1/01/34 ................................................             20,397            21,272
    FNMA, 2.71%, 6/01/32 .................................................            450,463           469,422
    FNMA, 2.711%, 5/01/26 ................................................             67,807            70,708
    FNMA, 2.712%, 8/01/35 ................................................          6,410,546         6,737,979
    FNMA, 2.715%, 3/01/34 ................................................            778,944           806,280
    FNMA, 2.716%, 2/01/33 ................................................            128,956           133,338
    FNMA, 2.717%, 1/01/33 ................................................            138,227           141,637
    FNMA, 2.72%, 3/01/28 - 3/01/35 .......................................            499,851           520,322
    FNMA, 2.721%, 8/01/33 ................................................             58,896            61,079
    FNMA, 2.723%, 3/01/19 ................................................            214,500           224,204
    FNMA, 2.725%, 11/01/33 ...............................................            181,031           184,306
    FNMA, 2.727%, 12/01/18 - 8/01/36 .....................................            210,534           218,019
    FNMA, 2.729%, 1/01/33 ................................................             64,474            67,183
    FNMA, 2.745%, 11/01/34 ...............................................             58,268            60,012
    FNMA, 2.746%, 9/01/35 ................................................             75,304            78,603
    FNMA, 2.75%, 2/01/33 .................................................            116,978           122,074
    FNMA, 2.759%, 12/01/32 - 4/01/35 .....................................            239,201           248,358
    FNMA, 2.76%, 4/01/18 .................................................            176,687           178,878
    FNMA, 2.763%, 2/01/34- 2/01/35 .......................................            182,606           189,256
    FNMA, 2.764%, 1/01/35 ................................................          1,395,020         1,453,704
    FNMA, 2.765%, 5/01/35- 10/01/36 ......................................          1,358,972         1,409,271
    FNMA, 2.767%, 7/01/22 ................................................            126,862           133,200
    FNMA, 2.769%, 8/01/34 ................................................             93,498            97,904
    FNMA, 2.77%, 6/01/34 - 5/01/35 .......................................            171,566           178,306
    FNMA, 2.771%, 2/01/25- 12/01/32 ......................................            490,613           511,542


                             Semiannual Report | 55

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 2.773%, 10/01/33 - 1/01/35 .....................................   $      6,206,140   $     6,438,100
    FNMA, 2.774%, 3/01/25 ................................................            130,151           136,098
    FNMA, 2.779%, 4/01/34 ................................................             60,160            62,733
    FNMA, 2.78%, 11/01/32 ................................................             34,484            36,084
    FNMA, 2.783%, 7/01/35 ................................................            152,422           158,205
    FNMA, 2.79%, 1/01/34 .................................................            478,413           496,638
    FNMA, 2.793%, 10/01/19 - 2/01/36 .....................................            323,036           339,016
    FNMA, 2.795%, 8/01/34 ................................................            101,315           105,113
    FNMA, 2.797%, 8/01/35 ................................................             48,932            50,788
    FNMA, 2.798%, 10/01/34 ...............................................            599,551           616,414
    FNMA, 2.799%, 10/01/33 ...............................................             22,769            23,916
    FNMA, 2.803%, 12/01/20 - 11/01/35 ....................................            390,693           407,503
    FNMA, 2.812%, 11/01/17 - 5/01/27 .....................................          1,165,395         1,221,940
    FNMA, 2.813%, 11/01/34 - 9/01/35 .....................................         20,171,246        21,057,382
    FNMA, 2.814%, 1/01/37 ................................................            342,929           357,382
    FNMA, 2.817%, 9/01/32 - 7/01/33 ......................................          1,157,284         1,210,762
    FNMA, 2.818%, 12/01/34 ...............................................          2,926,865         3,034,226
    FNMA, 2.819%, 7/01/32 ................................................            116,530           118,744
    FNMA, 2.823%, 11/01/34 ...............................................          1,564,723         1,645,997
    FNMA, 2.829%, 7/01/33 ................................................             31,628            33,231
    FNMA, 2.83%, 8/01/30 .................................................             39,654            41,540
    FNMA, 2.835%, 12/01/32 ...............................................            270,738           281,117
    FNMA, 2.836%, 8/01/27 - 12/01/34 .....................................          1,582,484         1,646,525
    FNMA, 2.84%, 2/01/34 - 6/01/34 .......................................          1,082,949         1,107,599
    FNMA, 2.842%, 8/01/27 ................................................             22,023            23,115
    FNMA, 2.843%, 11/01/31 ...............................................             92,557            96,749
    FNMA, 2.844%, 3/01/35 ................................................         41,020,025        42,755,998
    FNMA, 2.85%, 1/01/35 .................................................          4,887,474         5,083,782
    FNMA, 2.855%, 9/01/22 ................................................            637,971           668,553
    FNMA, 2.858%, 4/01/22 ................................................            777,529           790,223
    FNMA, 2.864%, 9/01/17 - 6/01/38 ......................................          2,835,394         2,882,372
    FNMA, 2.866%, 12/01/28 ...............................................            871,008           909,429
    FNMA, 2.868%, 10/01/34 - 10/01/35 ....................................          8,923,525         9,170,600
    FNMA, 2.869%, 10/01/32 - 10/01/34 ....................................            238,781           244,242
    FNMA, 2.87%, 10/01/31 ................................................            142,712           147,357
    FNMA, 2.873%, 6/01/32 ................................................            105,532           110,550
    FNMA, 2.875%, 2/01/18 - 1/01/36 ......................................            562,499           580,204
    FNMA, 2.876%, 1/01/18 ................................................          4,935,148         5,030,300
    FNMA, 2.878%, 3/01/33 ................................................          1,184,413         1,230,039
    FNMA, 2.881%, 1/01/31 - 6/01/33 ......................................          1,715,420         1,777,613
    FNMA, 2.882%, 5/01/25 ................................................            718,526           752,160
    FNMA, 2.885%, 7/01/35 ................................................            137,610           142,334
    FNMA, 2.886%, 1/01/32 ................................................             68,927            72,509
    FNMA, 2.887%, 5/01/34 ................................................            172,567           179,325
    FNMA, 2.888%, 11/01/20 - 6/01/33 .....................................            653,639           686,048
    FNMA, 2.891%, 9/01/35 ................................................             89,890            94,074
    FNMA, 2.892%, 1/01/35 ................................................            122,179           126,632
    FNMA, 2.896%, 3/01/19 ................................................          1,823,380         1,847,191


                             56 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 2.898%, 11/01/34 ...............................................   $      8,062,829   $     8,381,130
    FNMA, 2.899%, 2/01/34 ................................................             32,901            34,074
    FNMA, 2.90%, 12/01/19 ................................................            212,487           215,781
    FNMA, 2.901%, 10/01/28 - 8/01/32 .....................................            125,396           131,573
    FNMA, 2.906%, 6/01/20 ................................................            963,361           989,543
    FNMA, 2.91%, 2/01/35 .................................................              4,697             4,886
    FNMA, 2.911%, 1/01/35 ................................................            618,166           630,896
    FNMA, 2.917%, 6/01/27 ................................................            354,415           372,369
    FNMA, 2.919%, 1/01/34 ................................................            363,756           376,755
    FNMA, 2.92%, 7/01/34 .................................................            958,351           994,667
    FNMA, 2.924%, 6/01/30 ................................................             48,387            50,569
    FNMA, 2.926%, 5/01/19 - 11/01/34 .....................................            869,230           887,603
    FNMA, 2.927%, 10/01/34 ...............................................            162,800           168,155
    FNMA, 2.931%, 3/01/19 ................................................            105,548           106,927
    FNMA, 2.934%, 6/01/33 ................................................            463,861           479,827
    FNMA, 2.937%, 9/01/31 ................................................             34,524            35,810
    FNMA, 2.938%, 1/01/31 ................................................            682,338           715,743
    FNMA, 2.941%, 6/01/34 ................................................            333,642           345,286
    FNMA, 2.945%, 9/01/17 ................................................              9,124             9,432
    FNMA, 2.95%, 1/01/33 .................................................             51,991            53,829
    FNMA, 2.959%, 2/01/29 ................................................            204,106           212,997
    FNMA, 2.96%, 6/01/25 .................................................             12,769            13,070
    FNMA, 2.961%, 10/01/26 ...............................................            200,715           210,482
    FNMA, 2.965%, 3/01/20 - 5/01/33 ......................................            373,312           387,015
    FNMA, 2.966%, 7/01/33 ................................................            458,301           468,782
    FNMA, 2.971%, 1/01/34 ................................................            162,152           170,156
    FNMA, 2.972%, 12/01/27 ...............................................            562,123           594,073
    FNMA, 2.976%, 12/01/23 ...............................................                356               364
    FNMA, 2.977%, 1/01/33 ................................................            556,744           583,677
    FNMA, 2.98%, 11/01/33 - 1/01/45 ......................................            301,445           315,856
    FNMA, 2.984%, 3/01/38 ................................................            102,797           108,067
    FNMA, 2.992%, 11/01/27 ...............................................            204,412           215,039
    FNMA, 2.993%, 5/01/25 - 5/01/34 ......................................            650,272           683,106
    FNMA, 2.995%, 5/01/33 ................................................             55,127            57,300
    FNMA, 2.997%, 3/01/18 - 12/01/29 .....................................            130,771           135,490
    FNMA, 2.998%, 9/01/39 ................................................            541,015           566,798
    FNMA, 3.00%, 1/01/21 - 5/01/36 .......................................            535,413           557,646
    FNMA, 3.004%, 8/01/34 ................................................             68,258            69,963
    FNMA, 3.006%, 5/01/35 ................................................             24,651            25,570
    FNMA, 3.01%, 5/01/29 .................................................             38,486            39,702
    FNMA, 3.011%, 6/01/19 - 12/01/34 .....................................          1,375,003         1,426,039
    FNMA, 3.012%, 2/01/16 ................................................            183,619           190,334
    FNMA, 3.015%, 5/01/34 ................................................            120,286           124,994
    FNMA, 3.016%, 4/01/30 ................................................            465,719           482,670
    FNMA, 3.023%, 9/01/24 - 12/01/32 .....................................            596,148           624,891
    FNMA, 3.024%, 10/01/25 ...............................................             38,120            40,102
    FNMA, 3.025%, 10/01/32 ...............................................            464,960           485,093
    FNMA, 3.031%, 12/01/34 ...............................................          5,632,893         5,769,853


                             Semiannual Report | 57

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 3.033%, 2/01/34 ................................................   $        585,192   $       605,837
    FNMA, 3.036%, 9/01/18 - 3/01/35 ......................................         14,147,215        14,487,086
    FNMA, 3.037%,12/01/17 ................................................             61,566            64,553
    FNMA, 3.04%, 7/01/35 .................................................            612,859           627,447
    FNMA, 3.041%, 10/01/34 ...............................................          1,932,799         2,009,861
    FNMA, 3.045%, 9/01/33 - 8/01/35 ......................................          3,436,856         3,567,848
    FNMA, 3.05%, 12/01/33 ................................................          2,779,389         2,893,939
    FNMA, 3.054%, 6/01/28 ................................................             67,874            71,469
    FNMA, 3.057%, 5/01/18 ................................................          3,808,841         3,922,477
    FNMA, 3.065%, 10/01/34 ...............................................            653,399           678,301
    FNMA, 3.067%, 6/01/31 ................................................            288,889           299,649
    FNMA, 3.068%, 12/01/24 - 11/01/34 ....................................         24,691,357        25,635,331
    FNMA, 3.07%, 5/01/31 .................................................             23,879            24,731
    FNMA, 3.071%, 9/01/34 ................................................              9,753            10,126
    FNMA, 3.073%, 10/01/34 ...............................................            476,564           494,883
    FNMA, 3.078%, 3/01/33 ................................................          1,935,253         1,970,415
    FNMA, 3.081%, 5/01/35 ................................................          2,928,057         3,035,855
    FNMA, 3.084%, 11/01/36 ...............................................            102,084           104,671
    FNMA, 3.088%, 10/01/35 ...............................................            525,397           548,964
    FNMA, 3.096%, 11/01/33 ...............................................         31,671,898        32,889,480
    FNMA, 3.10%, 5/01/29 .................................................            136,490           142,322
    FNMA, 3.101%, 5/01/28 ................................................            403,450           418,470
    FNMA, 3.108%, 7/01/34 ................................................         12,715,582        13,225,050
    FNMA, 3.111%, 10/01/35 ...............................................             65,393            67,336
    FNMA, 3.115%, 11/01/44 ...............................................            183,642           191,691
    FNMA, 3.116%, 8/01/28 ................................................          1,028,695         1,077,167
    FNMA, 3.118%, 1/01/34 - 11/01/34 .....................................            381,810           393,645
    FNMA, 3.119%, 2/01/33 ................................................          2,423,515         2,507,532
    FNMA, 3.122%, 1/01/34 ................................................             24,056            25,017
    FNMA, 3.123%, 9/01/33 ................................................             60,482            62,830
    FNMA, 3.125%, 7/01/18 - 6/01/35 ......................................            172,650           173,786
    FNMA, 3.128%, 9/01/34 ................................................             90,736            94,357
    FNMA, 3.13%, 2/01/33 .................................................             35,951            36,965
    FNMA, 3.134%, 9/01/35 ................................................          1,096,184         1,126,537
    FNMA, 3.135%, 8/01/29 ................................................            236,104           240,470
    FNMA, 3.142%, 9/01/31 ................................................            136,275           142,042
    FNMA, 3.144%, 9/01/34 ................................................             41,394            43,041
    FNMA, 3.148%, 5/01/34 ................................................          4,084,399         4,237,650
    FNMA, 3.151%, 5/01/35 ................................................          2,022,905         2,089,663
    FNMA, 3.152%, 9/01/34 ................................................             21,320            21,915
    FNMA, 3.153%, 11/01/36 ...............................................            444,246           462,756
    FNMA, 3.154%, 7/01/31 ................................................             36,219            37,498
    FNMA, 3.155%, 6/01/31 - 11/01/31 .....................................            569,772           591,931
    FNMA, 3.164%, 8/01/32 ................................................             36,000            37,329
    FNMA, 3.169%, 6/01/35 ................................................             64,461            66,784
    FNMA, 3.174%, 7/01/34 ................................................             62,306            64,007
    FNMA, 3.18%, 8/01/31 - 1/01/36 .......................................          9,850,526        10,178,704
    FNMA, 3.184%, 1/01/33 ................................................            706,734           728,446


                             58 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 3.186%, 7/01/34 ................................................   $         56,940   $        59,087
    FNMA, 3.189%, 4/01/34 - 7/01/34 ......................................            618,571           642,747
    FNMA, 3.191%, 9/01/33 ................................................            176,868           183,199
    FNMA, 3.195%, 9/01/34 ................................................            109,623           113,556
    FNMA, 3.198%, 10/01/27 ...............................................             66,562            69,441
    FNMA, 3.20%, 11/01/27 ................................................            113,004           117,627
    FNMA, 3.201%, 1/01/33 ................................................            245,341           254,353
    FNMA, 3.203%, 11/01/17 - 1/01/36 .....................................          1,530,720         1,591,544
    FNMA, 3.205%, 3/01/21 ................................................             47,391            49,501
    FNMA, 3.207%, 2/01/34 ................................................          2,861,617         2,959,222
    FNMA, 3.208%, 2/01/18 - 12/01/30 .....................................            127,357           132,893
    FNMA, 3.211%, 12/01/35 ...............................................            111,902           116,084
    FNMA, 3.215%, 5/01/31 - 11/01/34 .....................................            164,857           170,551
    FNMA, 3.216%, 6/01/33 ................................................             48,121            49,391
    FNMA, 3.219%, 8/01/33 - 9/01/35 ......................................         11,238,631        11,732,800
    FNMA, 3.223%, 5/01/34 ................................................            166,495           173,701
    FNMA, 3.233%, 12/01/35 ...............................................          2,994,259         3,107,175
    FNMA, 3.234%, 6/01/33 ................................................             50,862            53,067
    FNMA, 3.235%, 9/01/32 - 9/01/34 ......................................            336,486           347,870
    FNMA, 3.238%, 4/01/35 ................................................          6,324,855         6,625,625
    FNMA, 3.241%, 10/01/34 ...............................................            122,219           127,018
    FNMA, 3.244%, 8/01/34 ................................................            191,988           199,249
    FNMA, 3.246%, 7/01/36 ................................................            753,970           788,455
    FNMA, 3.247%, 11/01/35 ...............................................            961,302         1,000,008
    FNMA, 3.248%, 8/01/35 ................................................            498,831           512,887
    FNMA, 3.25%, 10/01/30 ................................................            247,283           256,356
    FNMA, 3.254%, 7/01/24 ................................................            719,451           730,854
    FNMA, 3.26%, 11/01/32 - 8/01/33 ......................................            851,504           879,443
    FNMA, 3.266%, 10/01/34 ...............................................         23,305,550        24,385,833
    FNMA, 3.269%, 7/01/35 ................................................          1,126,323         1,157,520
    FNMA, 3.271%, 9/01/32 - 7/01/34 ......................................         13,462,082        13,939,937
    FNMA, 3.277%, 7/01/27 ................................................              7,747             8,062
    FNMA, 3.286%, 6/01/35 ................................................            190,134           198,674
    FNMA, 3.288%, 8/01/33 ................................................            139,539           144,189
    FNMA, 3.29%, 10/01/32 - 9/01/34 ......................................          1,212,092         1,260,709
    FNMA, 3.297%, 8/01/34 ................................................             14,830            15,357
    FNMA, 3.298%, 2/01/36 ................................................            151,863           157,939
    FNMA, 3.301%, 10/01/18 ...............................................             10,941            11,415
    FNMA, 3.303%, 6/01/19 ................................................            154,050           156,407
    FNMA, 3.309%, 5/01/36 ................................................             92,558            97,195
    FNMA, 3.319%, 7/01/34 ................................................            477,948           493,515
    FNMA, 3.32%, 1/01/36 .................................................          7,284,561         7,597,436
    FNMA, 3.323%, 7/01/34 ................................................            220,845           229,506
    FNMA, 3.329%, 7/01/32 ................................................             80,578            83,353
    FNMA, 3.333%, 8/01/33 ................................................             35,370            36,513
    FNMA, 3.334%, 4/01/19 - 9/01/34 ......................................          2,357,727         2,443,525
    FNMA, 3.335%, 1/01/37 ................................................          1,515,210         1,578,004
    FNMA, 3.336%, 10/01/33 ...............................................             88,999            93,088


                             Semiannual Report | 59

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 3.337%, 8/01/33 ................................................   $        132,605   $       137,664
    FNMA, 3.338%, 9/01/35 ................................................            937,474           973,792
    FNMA, 3.339%, 10/01/35 ...............................................          1,353,823         1,392,021
    FNMA, 3.34%, 11/01/35 ................................................            457,616           476,380
    FNMA, 3.344%, 9/01/33 ................................................            134,037           138,864
    FNMA, 3.345%, 7/01/33 ................................................          2,192,991         2,257,630
    FNMA, 3.347%, 7/01/26 - 7/01/35 ......................................          1,096,518         1,135,641
    FNMA, 3.348%, 9/01/29 ................................................             81,221            84,082
    FNMA, 3.353%, 7/01/35 ................................................            104,883           108,028
    FNMA, 3.357%, 7/01/28 ................................................            168,248           174,742
    FNMA, 3.358%, 7/01/34 ................................................             86,560            89,029
    FNMA, 3.361%, 9/01/34 ................................................             37,083            38,581
    FNMA, 3.365%, 6/01/28 ................................................          1,566,393         1,636,723
    FNMA, 3.375%, 7/01/35 ................................................            270,515           280,693
    FNMA, 3.376%, 7/01/34 ................................................             21,196            21,897
    FNMA, 3.398%, 5/01/39 ................................................         42,158,822        43,617,856
    FNMA, 3.405%, 11/01/23 - 11/01/33 ....................................             73,375            75,595
    FNMA, 3.409%, 5/01/34 ................................................            988,545         1,001,089
    FNMA, 3.41%, 8/01/36 .................................................         23,765,725        24,588,208
    FNMA, 3.414%, 1/01/36 ................................................         34,314,266        35,667,924
    FNMA, 3.417%, 10/01/24 ...............................................             24,927            25,326
    FNMA, 3.419%, 4/01/35 ................................................            628,345           651,577
    FNMA, 3.429%, 7/01/34 ................................................            289,984           299,040
    FNMA, 3.432%, 9/01/34 ................................................            176,246           183,755
    FNMA, 3.433%, 7/01/35 ................................................             66,624            68,786
    FNMA, 3.437%, 9/01/34 ................................................             47,843            49,386
    FNMA, 3.439%, 1/01/29 ................................................            324,001           337,178
    FNMA, 3.443%, 1/01/19 ................................................            241,025           245,399
    FNMA, 3.445%, 9/01/19 - 11/01/35 .....................................          2,962,982         3,079,259
    FNMA, 3.461%, 11/01/33 - 6/01/35 .....................................          3,609,466         3,743,819
    FNMA, 3.485%, 9/01/35 ................................................             63,654            65,713
    FNMA, 3.51%, 7/01/34 - 11/01/35 ......................................            810,126           838,546
    FNMA, 3.512%, 9/01/33 ................................................            497,098           514,756
    FNMA, 3.513%, 9/01/26 ................................................             20,339            21,016
    FNMA, 3.516%, 12/01/32 ...............................................            316,382           327,399
    FNMA, 3.525%, 1/01/19 ................................................          1,182,053         1,214,559
    FNMA, 3.534%, 9/01/29 ................................................            227,358           232,594
    FNMA, 3.55%, 8/01/16 - 8/01/34 .......................................            186,688           192,728
    FNMA, 3.551%, 5/01/35 ................................................            321,740           335,032
    FNMA, 3.552%, 10/01/32 ...............................................            255,840           265,473
    FNMA, 3.557%, 8/01/26 ................................................             98,968           102,268
    FNMA, 3.565%, 10/01/33 ...............................................            422,230           439,127
    FNMA, 3.568%, 4/01/35 ................................................            541,858           561,714
    FNMA, 3.57%, 6/01/32 .................................................             69,409            71,808
    FNMA, 3.58%, 12/01/19 ................................................            395,637           412,455
    FNMA, 3.59%, 6/01/32 .................................................            520,313           536,836
    FNMA, 3.592%, 11/01/27 ...............................................            120,331           124,150
    FNMA, 3.594%, 10/01/22 ...............................................            410,028           424,774


                             60 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 3.598%, 9/01/25 ................................................   $        196,574   $       204,670
    FNMA, 3.60%, 8/01/34 .................................................             27,377            28,521
    FNMA, 3.609%,1/01/34 .................................................             16,632            17,159
    FNMA, 3.614%, 12/01/35 ...............................................          2,306,985         2,401,299
    FNMA, 3.615%, 5/01/36 ................................................          1,298,561         1,312,318
    FNMA, 3.625%, 10/01/18 ...............................................             74,063            75,483
    FNMA, 3.637%, 8/01/39 ................................................             82,429            84,648
    FNMA, 3.641%, 12/01/35 ...............................................          1,578,204         1,642,780
    FNMA, 3.649%, 9/01/36 ................................................            687,938           711,774
    FNMA, 3.655%, 8/01/32 ................................................             40,444            41,951
    FNMA, 3.656%, 4/01/34 ................................................          4,958,666         5,050,940
    FNMA, 3.666%, 12/01/34 ...............................................          4,045,538         4,130,502
    FNMA, 3.667%, 5/01/36 ................................................         17,523,508        18,344,448
    FNMA, 3.673%, 1/01/37 ................................................         31,347,637        32,787,167
    FNMA, 3.674%, 2/01/28 ................................................            150,787           155,649
    FNMA, 3.678%, 11/01/35 ...............................................          1,233,586         1,285,679
    FNMA, 3.681%, 7/01/35 ................................................          1,212,744         1,261,534
    FNMA, 3.682%, 12/01/36 ...............................................             29,893            31,196
    FNMA, 3.687%, 10/01/35 ...............................................            101,673           106,250
    FNMA, 3.70%, 11/01/36 ................................................            191,748           200,419
    FNMA, 3.705%, 6/01/19 ................................................            175,465           180,051
    FNMA, 3.72%, 5/01/19 .................................................            222,441           228,002
    FNMA, 3.74%, 1/01/34 .................................................             80,678            82,642
    FNMA, 3.755%, 8/01/36 ................................................            258,669           259,816
    FNMA, 3.758%, 8/01/33 ................................................             43,316            44,194
    FNMA, 3.759%, 5/01/36 ................................................          2,133,010         2,150,194
    FNMA, 3.763%, 9/01/35 ................................................            276,996           288,567
    FNMA, 3.766%, 1/01/34 ................................................            492,209           504,914
    FNMA, 3.767%, 7/01/34 ................................................            241,048           248,348
    FNMA, 3.777%, 6/01/20 ................................................            280,255           288,548
    FNMA, 3.782%, 10/01/28 ...............................................             99,335           100,376
    FNMA, 3.788%, 12/01/33 ...............................................            221,403           229,058
    FNMA, 3.799%, 6/01/34 ................................................          1,779,909         1,830,502
    FNMA, 3.826%, 5/01/33 ................................................            476,836           494,492
    FNMA, 3.832%, 11/01/35 ...............................................            393,141           409,977
    FNMA, 3.835%, 6/01/17 ................................................              2,964             2,993
    FNMA, 3.84%, 12/01/33 ................................................             81,665            83,889
    FNMA, 3.844%, 12/01/35 ...............................................            602,600           625,346
    FNMA, 3.853%, 12/01/35 ...............................................            204,838           212,478
    FNMA, 3.878%, 8/01/32 ................................................            816,150           844,343
    FNMA, 3.912%, 4/01/32 ................................................             54,869            56,632
    FNMA, 3.934%, 12/01/35 ...............................................          6,053,815         6,308,575
    FNMA, 3.98%, 9/01/33 .................................................          1,057,861         1,092,640
    FNMA, 4.019%, 9/01/32 ................................................          1,644,840         1,706,721
    FNMA, 4.035%, 5/01/35 ................................................            166,861           173,580
    FNMA, 4.045%, 6/01/35 ................................................          2,648,557         2,743,305
    FNMA, 4.049%, 12/01/36 ...............................................         43,674,517        45,544,250
    FNMA, 4.061%, 9/01/33 ................................................            195,009           202,320


                             Semiannual Report | 61

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 4.093%, 9/01/33 ................................................   $        238,561   $       247,279
    FNMA, 4.106%, 8/01/34 ................................................            290,186           300,387
    FNMA, 4.127%, 10/01/35 ...............................................          1,103,892         1,148,849
    FNMA, 4.128%, 8/01/33 ................................................            352,072           366,858
    FNMA, 4.131%, 9/01/33 ................................................          2,024,285         2,107,280
    FNMA, 4.141%, 8/01/33 ................................................            245,700           255,935
    FNMA, 4.145%, 1/01/25 ................................................          1,050,407         1,080,756
    FNMA, 4.15%, 9/01/33 .................................................            104,827           108,661
    FNMA, 4.163%, 8/01/21 ................................................          1,442,746         1,480,221
    FNMA, 4.164%, 6/01/35 ................................................             84,908            88,813
    FNMA, 4.168%, 4/01/35 ................................................            186,267           192,684
    FNMA, 4.174%, 12/01/35 ...............................................          3,135,349         3,258,761
    FNMA, 4.182%, 7/01/36 ................................................          2,081,030         2,157,139
    FNMA, 4.185%, 9/01/35 ................................................            476,927           492,386
    FNMA, 4.191%, 8/01/35 ................................................            382,478           395,307
    FNMA, 4.194%, 4/01/34 ................................................            181,650           188,891
    FNMA, 4.205%, 1/01/26 ................................................              4,166             4,284
    FNMA, 4.226%, 4/01/38 ................................................          5,862,122         6,111,476
    FNMA, 4.229%, 1/01/36 ................................................         13,350,095        13,890,670
    FNMA, 4.236%, 11/01/35 ...............................................            314,905           327,891
    FNMA, 4.249%, 5/01/25 ................................................            387,857           402,340
    FNMA, 4.25%, 1/01/17 .................................................            426,826           444,307
    FNMA, 4.266%, 8/01/33 ................................................          6,589,112         6,879,957
    FNMA, 4.29%, 6/01/36 .................................................            181,628           188,429
    FNMA, 4.302%, 4/01/38 ................................................          2,244,954         2,338,587
    FNMA, 4.324%, 9/01/33 ................................................            239,885           250,777
    FNMA, 4.353%, 3/01/29 ................................................              9,872            10,182
    FNMA, 4.379%, 10/01/33 ...............................................            147,659           153,821
    FNMA, 4.393%, 10/01/33 ...............................................            232,017           242,482
    FNMA, 4.394%, 5/01/34 ................................................            235,335           247,071
    FNMA, 4.406%, 11/01/35 ...............................................            410,771           428,728
    FNMA, 4.409%, 8/01/33 ................................................          3,043,824         3,160,933
    FNMA, 4.411%, 6/01/28 ................................................              7,944             8,167
    FNMA, 4.421%, 11/01/17 ...............................................          1,207,977         1,267,219
    FNMA, 4.442%, 4/01/34 ................................................            995,581         1,039,872
    FNMA, 4.447%, 2/01/34 ................................................          1,495,421         1,561,279
    FNMA, 4.451%, 9/01/33 ................................................            257,488           269,689
    FNMA, 4.459%, 4/01/38 ................................................         19,485,824        20,601,389
    FNMA, 4.461%, 11/01/34 ...............................................            354,325           374,122
    FNMA, 4.467%, 5/01/37 ................................................          1,760,802         1,838,256
    FNMA, 4.486%, 12/01/35 ...............................................            341,600           356,530
    FNMA, 4.491%, 8/01/34 ................................................            626,240           656,670
    FNMA, 4.498%, 3/01/34 ................................................            285,192           296,891
    FNMA, 4.502%, 9/01/37 ................................................         11,678,951        12,259,451
    FNMA, 4.523%, 3/01/36 ................................................            199,531           207,837
    FNMA, 4.527%, 5/01/38 ................................................         27,312,516        28,528,903
    FNMA, 4.53%, 12/01/33 ................................................            170,037           178,529
    FNMA, 4.531%, 3/01/24 ................................................              2,786             2,857


                             62 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 4.532%, 1/01/28 ................................................   $         32,203   $        33,117
    FNMA, 4.536%, 8/01/34 ................................................             68,933            69,685
    FNMA, 4.55%, 9/01/30 .................................................             44,232            46,498
    FNMA, 4.553%, 5/01/33 ................................................             21,024            21,802
    FNMA, 4.56%, 5/01/32 .................................................             72,874            76,506
    FNMA, 4.561%, 1/01/35 ................................................          3,308,582         3,451,668
    FNMA, 4.563%, 4/01/35 ................................................            132,580           136,461
    FNMA, 4.569%, 1/01/30 ................................................            227,503           231,149
    FNMA, 4.574%, 1/01/38 ................................................         25,754,392        26,906,325
    FNMA, 4.577%, 3/01/35 ................................................             16,241            16,981
    FNMA, 4.59%, 2/01/30 .................................................            197,623           207,646
    FNMA, 4.593%, 7/01/35 ................................................            850,322           879,638
    FNMA, 4.595%, 8/01/35 ................................................          9,431,534         9,821,374
    FNMA, 4.598%, 4/01/34 ................................................             96,387           100,362
    FNMA, 4.602%, 1/01/36 ................................................          1,531,670         1,600,588
    FNMA, 4.625%, 10/01/33 ...............................................          3,810,587         3,981,772
    FNMA, 4.63%, 11/01/33 ................................................          3,053,424         3,186,790
    FNMA, 4.633%, 1/01/36 ................................................            860,214           898,598
    FNMA, 4.641%, 5/01/21 - 8/01/37 ......................................         14,922,436        15,687,144
    FNMA, 4.65%, 2/01/14 .................................................             13,593            13,620
    FNMA, 4.66%, 5/01/35 .................................................            143,101           147,896
    FNMA, 4.666%, 9/01/35 ................................................            565,586           595,686
    FNMA, 4.668%, 4/01/38 ................................................            684,769           711,805
    FNMA, 4.692%, 2/01/34 ................................................          1,115,625         1,170,554
    FNMA, 4.715%, 7/01/17 ................................................            588,022           615,422
    FNMA, 4.717%, 6/01/35 ................................................         17,269,338        17,930,067
    FNMA, 4.723%, 10/01/14 ...............................................             31,578            32,079
    FNMA, 4.727%, 9/01/33 ................................................          4,630,482         4,838,566
    FNMA, 4.744%, 7/01/35 ................................................          4,554,351         4,743,586
    FNMA, 4.747%, 12/01/26 ...............................................             81,687            83,908
    FNMA, 4.748%, 11/01/18 ...............................................             45,454            46,217
    FNMA, 4.762%, 6/01/35 - 7/01/36 ......................................          1,176,098         1,231,110
    FNMA, 4.779%, 9/01/35 ................................................          3,337,638         3,488,648
    FNMA, 4.784%, 1/01/35 ................................................            356,648           372,412
    FNMA, 4.785%, 6/01/35 ................................................          1,311,938         1,362,787
    FNMA, 4.793%, 2/01/35 ................................................             84,933            89,611
    FNMA, 4.806%, 7/01/35 ................................................            186,842           193,918
    FNMA, 4.825%, 7/01/35 ................................................         19,446,706        20,150,506
    FNMA, 4.833%, 5/01/35 ................................................             11,919            12,600
    FNMA, 4.834%, 11/01/33 ...............................................          2,967,557         3,090,848
    FNMA, 4.841%, 7/01/35 ................................................          4,710,076         4,900,313
    FNMA, 4.845%, 9/01/35 ................................................         18,356,516        19,117,414
    FNMA, 4.849%, 10/01/34 - 2/01/36 .....................................         11,970,532        12,433,863
    FNMA, 4.853%, 12/01/35 ...............................................          3,403,996         3,552,562
    FNMA, 4.854%, 9/01/35 ................................................            229,340           239,603
    FNMA, 4.856%, 11/01/33 ...............................................          1,499,405         1,564,758
    FNMA, 4.858%, 5/01/35 - 7/01/35 ......................................         22,208,916        23,019,707
    FNMA, 4.874%, 5/01/35 ................................................             45,065            47,262


                             Semiannual Report | 63

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 4.889%, 2/01/34 ................................................   $      1,916,270   $     2,009,129
    FNMA, 4.902%, 6/01/35 ................................................          2,018,360         2,099,693
    FNMA, 4.903%, 6/01/35 ................................................          1,255,653         1,304,878
    FNMA, 4.904%, 10/01/33 ...............................................          3,887,324         4,058,506
    FNMA, 4.909%, 6/01/35 ................................................            973,915         1,007,668
    FNMA, 4.943%, 9/01/35 ................................................             87,808            92,199
    FNMA, 4.951%, 7/01/35 - 12/01/35 .....................................          3,971,517         4,143,570
    FNMA, 4.959%, 11/01/35 ...............................................         21,779,397        22,792,992
    FNMA, 4.964%, 11/01/35 ...............................................          4,335,868         4,552,945
    FNMA, 4.981%, 11/01/33 ...............................................          1,989,140         2,080,130
    FNMA, 4.99%, 3/01/36 .................................................            595,887           627,928
    FNMA, 4.997%, 11/01/35 ...............................................         21,562,831        22,638,046
    FNMA, 4.999%, 4/01/36 ................................................          6,956,717         7,322,104
    FNMA, 5.017%, 9/01/35 ................................................            960,511         1,000,238
    FNMA, 5.034%, 7/01/35 ................................................          2,366,648         2,476,345
    FNMA, 5.035%, 6/01/35 ................................................            947,263           999,081
    FNMA, 5.036%, 10/01/34 - 10/01/35 ....................................            250,168           263,153
    FNMA, 5.079%, 1/01/38 ................................................            425,270           445,806
    FNMA, 5.085%, 11/01/35 ...............................................            701,420           735,486
    FNMA, 5.085%, 1/01/36 ................................................         36,567,999        38,397,942
    FNMA, 5.088%, 6/01/17 - 1/01/36 ......................................          1,796,395         1,888,057
    FNMA, 5.092%, 1/01/36 ................................................          1,194,077         1,229,936
    FNMA, 5.102%, 6/01/29 ................................................            527,251           536,625
    FNMA, 5.105%, 11/01/33 ...............................................          4,196,762         4,411,402
    FNMA, 5.112%, 2/01/33 ................................................             87,735            92,854
    FNMA, 5.116%, 8/01/35 ................................................          3,860,891         4,055,412
    FNMA, 5.152%, 9/01/35 ................................................          1,073,444         1,126,734
    FNMA, 5.155%, 12/01/24 ...............................................            401,281           423,120
    FNMA, 5.156%, 3/01/36 ................................................          5,142,705         5,404,603
    FNMA, 5.165%, 8/01/35 ................................................            918,799           958,510
    FNMA, 5.169%, 11/01/35 ...............................................            742,123           743,881
    FNMA, 5.177%, 10/01/35 - 5/01/36 .....................................         11,943,220        12,653,983
    FNMA, 5.182%, 9/01/35 ................................................          4,901,275         5,143,295
    FNMA, 5.191%, 11/01/35 ...............................................          6,718,266         7,037,232
    FNMA, 5.228%, 9/01/35 ................................................          2,603,577         2,734,196
    FNMA, 5.243%, 6/01/32 ................................................            341,582           347,766
    FNMA, 5.246%, 8/01/34 ................................................            429,293           450,589
    FNMA, 5.275%, 11/01/35 ...............................................          2,097,888         2,198,484
    FNMA, 5.30%, 1/01/19 .................................................            627,134           633,223
    FNMA, 5.308%, 1/01/36 ................................................         19,760,763        20,840,028
    FNMA, 5.324%, 1/01/38 ................................................          1,106,175         1,170,345
    FNMA, 5.327%, 1/01/36 ................................................          9,327,685         9,769,792
    FNMA, 5.348%, 3/01/36 ................................................          2,287,169         2,400,389
    FNMA, 5.356%, 3/01/36 ................................................          6,709,509         7,029,062
    FNMA, 5.363%, 1/01/37 ................................................            223,424           235,205
    FNMA, 5.391%, 9/01/37 ................................................         10,589,905        11,149,330
    FNMA, 5.40%, 6/01/36 - 1/01/37 .......................................            499,720           525,391
    FNMA, 5.416%, 2/01/36 ................................................             55,401            58,107


                             64 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 5.426%, 8/01/36 ................................................   $     14,051,121   $    14,748,231
    FNMA, 5.439%, 2/01/36 ................................................         18,433,921        19,387,536
    FNMA, 5.449%, 5/01/36 ................................................          4,283,087         4,490,176
    FNMA, 5.458%, 2/01/36 ................................................         15,885,965        16,750,594
(b) FNMA, 5.463%, 1/01/37 ................................................            371,346           390,653
    FNMA, 5.464%, 6/01/36 ................................................          4,176,452         4,376,883
    FNMA, 5.477%, 2/01/36 ................................................          3,163,866         3,309,479
    FNMA, 5.479%, 2/01/37 ................................................         13,992,001        14,719,815
    FNMA, 5.485%, 5/01/36 ................................................          2,417,812         2,537,171
    FNMA, 5.497%, 10/01/37 ...............................................          4,068,122         4,278,287
    FNMA, 5.50%, 2/01/36 .................................................         12,731,042        13,342,832
    FNMA, 5.505%, 4/01/36 ................................................          1,835,733         1,924,818
    FNMA, 5.508%, 4/01/36 ................................................         12,293,807        12,903,748
    FNMA, 5.515%, 4/01/36 ................................................          3,823,372         4,006,947
    FNMA, 5.517%, 10/01/36 ...............................................          3,603,776         3,780,775
    FNMA, 5.52%, 9/01/36 .................................................          9,408,393         9,881,184
    FNMA, 5.529%, 4/01/36 ................................................          2,791,684         2,930,417
    FNMA, 5.531%, 7/01/36 ................................................          7,076,151         7,223,521
    FNMA, 5.539%, 3/01/26 ................................................            459,247           485,379
    FNMA, 5.546%, 5/01/36 ................................................         11,292,411        11,854,072
    FNMA, 5.563%, 9/01/35 ................................................          2,003,561         2,082,916
    FNMA, 5.572%, 4/01/36 ................................................          2,318,885         2,432,039
    FNMA, 5.586%, 7/01/36 - 9/01/36 ......................................            774,061           813,307
    FNMA, 5.601%, 11/01/37 ...............................................            231,474           244,581
    FNMA, 5.606%, 4/01/37 ................................................            237,890           250,607
    FNMA, 5.616%, 10/01/36 ...............................................          2,424,716         2,472,148
    FNMA, 5.617%, 3/01/37 ................................................          1,186,141         1,248,567
    FNMA, 5.622%, 11/01/26 ...............................................             64,460            65,028
    FNMA, 5.639%, 4/01/36 ................................................            597,768           627,185
    FNMA, 5.654%, 8/01/36 ................................................         13,919,079        14,648,830
    FNMA, 5.655%, 5/01/37 ................................................         10,709,929        11,254,019
    FNMA, 5.657%, 12/01/35 ...............................................            357,273           376,666
    FNMA, 5.659%, 6/01/36 ................................................          2,307,889         2,420,932
    FNMA, 5.66%, 5/01/36 .................................................          3,724,174         3,915,604
    FNMA, 5.674%, 6/01/36 ................................................          9,849,201        10,355,304
    FNMA, 5.677%, 11/01/36 ...............................................          6,968,773         7,335,723
    FNMA, 5.684%, 1/01/36 ................................................          1,337,402         1,408,048
    FNMA, 5.715%, 1/01/37 ................................................            222,878           235,245
    FNMA, 5.751%, 3/01/36 ................................................          9,071,347         9,536,701
    FNMA, 5.753%, 3/01/36 ................................................          2,110,610         2,214,473
    FNMA, 5.76%, 1/01/37 .................................................             45,034            47,383
    FNMA, 5.762%, 4/01/36 ................................................         14,419,645        15,126,797
    FNMA, 5.769%, 9/01/36 ................................................            803,730           845,882
    FNMA, 5.772%, 1/01/37 ................................................         15,770,827        16,662,705
    FNMA, 5.777%, 8/01/37 ................................................            179,304           189,293
    FNMA, 5.797%, 3/01/36 ................................................         31,642,774        33,294,906
    FNMA, 5.80%, 7/01/46 .................................................         49,037,088        51,562,974
    FNMA, 5.817%, 10/01/36 ...............................................            134,779           141,776


                             Semiannual Report | 65

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
    FNMA, 5.822%, 3/01/36 ................................................   $      5,740,700   $     6,030,680
    FNMA, 5.834%, 8/01/36 ................................................            260,759           274,448
    FNMA, 5.836%, 1/01/37 ................................................            644,876           681,563
    FNMA, 5.837%, 6/01/36 - 1/01/37 ......................................          5,625,965         5,928,275
    FNMA, 5.862%, 12/01/36 ...............................................            123,773           130,237
    FNMA, 5.864%, 6/01/35 ................................................            179,695           197,582
    FNMA, 5.90%, 2/01/37 .................................................            369,954           390,092
    FNMA, 5.904%, 6/01/36 ................................................          8,233,201         8,652,596
    FNMA, 5.905%, 4/01/36 ................................................          5,645,688         5,954,199
    FNMA, 5.921%, 6/01/36 ................................................          1,404,197         1,465,934
    FNMA, 5.927%, 11/01/37 ...............................................             34,145            35,964
    FNMA, 5.95%, 6/01/31 .................................................             17,554            18,086
    FNMA, 5.954%, 5/01/36 ................................................          1,826,285         1,918,440
    FNMA, 5.955%, 2/01/37 ................................................             62,359            65,690
    FNMA, 5.965%, 2/01/37 ................................................            655,714           691,052
    FNMA, 5.972%, 4/01/36 ................................................         18,233,851        19,174,465
    FNMA, 5.995%, 8/01/36 ................................................         10,469,488        10,961,230
    FNMA, 6.00%, 12/01/21 ................................................            186,723           194,791
    FNMA, 6.015%, 4/01/36 ................................................            360,126           377,500
    FNMA, 6.024%, 3/01/36 ................................................            657,694           678,549
    FNMA, 6.076%, 8/01/36 ................................................            989,077         1,033,824
    FNMA, 6.085%, 3/01/36 ................................................            361,822           375,190
    FNMA, 6.099%, 12/01/27 ...............................................             78,272            79,904
    FNMA, 6.113%, 8/01/36 ................................................         14,978,569        15,919,785
    FNMA, 6.119%, 5/01/36 ................................................          1,129,766         1,180,509
    FNMA, 6.125%, 8/01/35 ................................................            246,357           248,118
    FNMA, 6.134%, 5/01/36 ................................................         16,350,848        17,071,913
    FNMA, 6.20%, 5/01/36 .................................................         10,241,241        10,691,461
    FNMA, 6.219%, 10/01/37 ...............................................            525,495           548,620
    FNMA, 6.25%, 7/01/36 .................................................            515,714           538,720
    FNMA, 6.274%, 9/01/36 ................................................          2,889,074         3,074,020
    FNMA, 6.279%, 1/01/26 ................................................            451,468           464,404
    FNMA, 6.305%, 11/01/46 ...............................................            583,641           608,410
    FNMA, 6.396%, 5/01/21 ................................................            213,715           214,747
    FNMA, 6.45%, 3/01/20 .................................................             60,213            61,987
    FNMA, 6.48%, 8/01/22 .................................................             55,946            57,954
    FNMA, 6.712%, 7/01/24 ................................................            178,848           181,413
    FNMA, 6.837%, 10/01/17 ...............................................            169,363           172,828
    FNMA, 6.868%, 12/01/17 ...............................................            106,426           109,562
    FNMA, 6.989%, 2/01/20 ................................................            433,927           435,283
    FNMA, 7.634%, 3/01/25 ................................................            105,160           108,204
                                                                                                ---------------
                                                                                                  1,881,089,186
                                                                                                ---------------
(a) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.8%
    GNMA, 2.75%, 2/20/32 .................................................             78,780            81,537
    GNMA, 3.00%, 12/20/33 ................................................            229,172           235,530
    GNMA, 3.125%, 11/20/21 - 11/20/33 ....................................          6,889,250         7,082,953
    GNMA, 3.25%, 10/20/33 ................................................            216,971           223,262


                             66 | Semiannual Report

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                      PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------------                      ----------------   ---------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE (CONTINUED)
    GNMA, 3.375%, 3/20/22 - 2/20/28 ......................................   $      6,517,898   $     6,766,340
    GNMA, 3.625%, 7/20/21 - 7/20/33 ......................................          5,545,013         5,721,717
    GNMA, 4.125%, 8/20/34 ................................................            129,574           134,092
    GNMA, 4.375%, 4/20/22 - 4/20/33 ......................................          2,811,984         2,915,654
                                                                                                ---------------
                                                                                                     23,161,085
                                                                                                ---------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $2,621,452,930) ...............                        2,642,828,537
                                                                                                ---------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
       (COST $48,515) 0.0%(c)
    FINANCE 0.0%(c)

(a) Travelers Mortgage Services Inc., 1998-5A, A, FRN, 3.027%, 12/25/18 ..             47,696            42,926
                                                                                                ---------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $2,621,501,445) .............................................                        2,642,871,463
                                                                                                ---------------

                                                                                  SHARES
                                                                             ----------------
    SHORT TERM INVESTMENTS 6.0%
    MONEY MARKET FUNDS (COST $139,827,181) 5.0%
(d) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..........        139,827,181       139,827,181
                                                                                                ---------------

                                                                             PRINCIPAL AMOUNT
                                                                             ----------------
    REPURCHASE AGREEMENTS (COST $27,864,263) 1.0%
(e) Joint Repurchase Agreement, 0.174%, 5/03/10 (Maturity Value
       $27,864,668) ......................................................   $     27,864,263        27,864,263
       Banc of America Securities LLC (Maturity Value $4,305,091)
       Barclays Capital Inc. (Maturity Value $4,305,091)
       BNP Paribas Securities Corp. (Maturity Value $4,510,453)
       Credit Suisse Securities (USA) LLC (Maturity Value $4,100,007)
       Deutsche Bank Securities Inc. (Maturity Value $4,494,014)
       HSBC Securities (USA) Inc. (Maturity Value $2,050,004)
       Morgan Stanley & Co. Inc. (Maturity Value $2,050,004)
       UBS Securities LLC (Maturity Value $2,050,004)
       Collateralized by U.S. Government Agency Securities,
          0.18% - 5.875%, 5/04/10 - 8/13/14;
(f)        U.S. Government Agency Discount Notes, 12/14/10; (f)U.S.
           Treasury Bills, 5/06/10 - 3/10/11; and U.S. Treasury Notes,
           0.875% - 4.375%, 7/31/10 - 4/30/14
                                                                                                ---------------
    TOTAL INVESTMENTS (COST $2,789,192,889) 99.8% ........................                        2,810,562,907
    OTHER ASSETS, LESS LIABILITIES 0.2% ..................................                            5,425,741
                                                                                                ---------------
    NET ASSETS 100.0% ....................................................                      $ 2,815,988,648
                                                                                                ===============

See Abbreviations on page 163.

(a)  The coupon rate shown represents the rate at period end.

(b)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(d).

(c)  Rounds to less than 0.1% of net assets.

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(c) regarding joint repurchase agreement.

(f)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 67

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                             SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2010    -------------------------------------------------------------
CLASS A                                         (UNAUDITED)       2009        2008        2007          2006          2005
-------                                      ----------------   --------   --------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .....      $     8.73      $   7.66   $   9.81    $    10.06    $    10.11    $    10.13
                                                ----------      --------   --------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income .................           0.165         0.292      0.478         0.645         0.599         0.416
   Net realized and unrealized gains
      (losses) ...........................           0.356         1.072     (2.152)       (0.249)       (0.048)       (0.018)
                                                ----------      --------   --------    ----------    ----------    ----------
Total from investment operations .........           0.521         1.364     (1.674)        0.396         0.551         0.398
                                                ----------      --------   --------    ----------    ----------    ----------
Less distributions from net investment
   income ................................          (0.161)       (0.294)    (0.476)       (0.646)       (0.601)       (0.418)
                                                ----------      --------   --------    ----------    ----------    ----------
Redemption fees(b) .......................              --            --         --(c)         --(c)         --(c)        --(c)
                                                ----------      --------   --------    ----------    ----------    ----------
Net asset value, end of period ...........      $     9.09      $   8.73   $   7.66    $     9.81    $    10.06    $    10.11
                                                ==========      ========   ========    ==========    ==========    ==========
Total return(d) ..........................            6.02%        18.32%    (17.75)%        4.02%         5.59%        4.00%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..............................            0.96%         0.96%      0.93%         0.89%         0.87%        0.89%
Net investment income ....................            3.72%         3.66%      5.23%         6.44%         5.94%        4.26%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ...............................      $1,037,483      $955,944   $796,384    $1,375,871    $1,742,514    $1,890,591
Portfolio turnover rate ..................           34.26%        51.46%     31.59%        69.25%        74.56%        77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

 The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                      SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                       APRIL 30, 2010    --------------------------------------------------
CLASS B                                                 (UNAUDITED)        2009      2008       2007       2006       2005
-------                                               ----------------   -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $  8.72        $  7.66   $  9.80    $ 10.06    $ 10.10    $ 10.12
                                                          -------        -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income .........................          0.128          0.228     0.400      0.567      0.524      0.339
   Net realized and unrealized gains (losses) ....          0.361          1.067    (2.133)    (0.254)    (0.037)    (0.015)
                                                          -------        -------   -------    -------    -------    -------
Total from investment operations .................          0.489          1.295    (1.733)     0.313      0.487      0.324
                                                          -------        -------   -------    -------    -------    -------
Less distributions from net investment income ....         (0.129)        (0.235)   (0.407)    (0.573)    (0.527)    (0.344)
                                                          -------        -------   -------    -------    -------    -------
Redemption fees(b) ...............................             --             --        --(c)      --(c)      --(c)      --(c)
                                                          -------        -------   -------    -------    -------    -------
Net asset value, end of period ...................        $  9.08        $  8.72   $  7.66    $  9.80    $ 10.06    $ 10.10
                                                          =======        =======   =======    =======    =======    =======
Total return(d) ..................................           5.64%         17.31%   (18.28)%     3.17%      4.93%      3.25%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ......................................           1.69%          1.71%     1.67%      1.61%      1.60%      1.62%
Net investment income ............................           2.99%          2.91%     4.49%      5.72%      5.21%      3.53%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $12,688        $14,747   $17,481    $39,548    $60,972    $65,687
Portfolio turnover rate ..........................          34.26%         51.46%    31.59%     69.25%     74.56%     77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                     SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    -------------------------------------------------------
CLASS C                                                 (UNAUDITED)       2009       2008        2007        2006        2005
-------                                              ----------------   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $   8.73       $   7.67   $   9.81    $  10.07    $  10.11    $  10.13
                                                         --------       --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income .........................          0.147          0.260      0.441       0.605       0.561       0.373
   Net realized and unrealized gains (losses) ....          0.356          1.062     (2.140)     (0.259)     (0.039)     (0.015)
                                                         --------       --------   --------    --------    --------    --------
Total from investment operations .................          0.503          1.322     (1.699)      0.346       0.522       0.358
                                                         --------       --------   --------    --------    --------    --------
Less distributions from net investment income ....         (0.143)        (0.262)    (0.441)     (0.606)     (0.562)     (0.378)
                                                         --------       --------   --------    --------    --------    --------
Redemption fees(b) ...............................             --             --         --(c)       --(c)       --(c)       --(c)
                                                         --------       --------   --------    --------    --------    --------
Net asset value, end of period ...................       $   9.09       $   8.73   $   7.67    $   9.81    $  10.07    $  10.11
                                                         ========       ========   ========    ========    ========    ========
Total return(d) ..................................           5.81%         17.69%    (17.96)%      3.50%       5.29%       3.59%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ......................................           1.36%          1.36%      1.32%       1.29%       1.26%       1.29%
Net investment income ............................           3.32%          3.26%      4.84%       6.04%       5.55%       3.86%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $255,537       $209,897   $188,240    $382,911    $380,599    $331,218
Portfolio turnover rate ..........................          34.26%         51.46%     31.59%      69.25%      74.56%      77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                     SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    ---------------------------------------------------
ADVISOR CLASS                                          (UNAUDITED)        2009       2008       2007       2006       2005
-------------                                        ----------------   --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $   8.73       $   7.66   $  9.81    $ 10.08    $ 10.12    $ 10.13
                                                         --------       --------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income .........................          0.176          0.312     0.500      0.671      0.630      0.438
   Net realized and unrealized gains (losses) ....          0.356          1.071    (2.150)    (0.269)    (0.043)    (0.004)
                                                         --------       --------   -------    -------    -------    -------
Total from investment operations .................          0.532          1.383    (1.650)     0.402      0.587      0.434
                                                         --------       --------   -------    -------    -------    -------
Less distributions from net investment income ....         (0.172)        (0.313)   (0.500)    (0.672)    (0.627)    (0.444)
                                                         --------       --------   -------    -------    -------    -------
Redemption fees(b) ...............................             --             --        --(c)      --(c)      --(c)      --(c)
                                                         --------       --------   -------    -------    -------    -------
Net asset value, end of period ...................       $   9.09       $   8.73   $  7.66    $  9.81    $ 10.08    $ 10.12
                                                         ========       ========   =======    =======    =======    =======
Total return(d) ..................................           6.03%         18.74%   (17.54)%     4.08%      5.96%      4.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ......................................           0.71%          0.71%     0.68%      0.64%      0.62%      0.64%
Net investment income ............................           3.97%          3.91%     5.48%      6.69%      6.19%      4.51%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $246,027       $186,816   $91,831    $85,416    $94,185    $38,822
Portfolio turnover rate ..........................          34.26%         51.46%    31.59%     69.25%     74.56%     77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 71

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS 95.4%
       ADVERTISING 0.2%
       Lamar Media Corp., Term Loan B, 5.25%, 12/31/16 .............    United States   $  3,510,000   $    3,524,626
                                                                                                       --------------
       AEROSPACE & DEFENSE 1.8%
       BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 ..............    United States      4,174,720        4,214,726
       ILC Industries Inc., June 2006 Term Loan, 2.273%, 2/24/12 ...    United States      3,117,376        3,099,192
       L-1 Identity Solutions Operating Co.,
          Tranche B-1 Term Loan, 6.75%, 8/05/13 ....................    United States        825,195          828,289
          Tranche B-2 Term Loan, 7.25%, 8/05/13 ....................    United States      3,416,371        3,429,183
       Spirit Aerosystems Inc. (Onex Wind Finance LP), Term B-1
          Loan, 2.05%, 9/30/13 .....................................    United States      4,639,019        4,594,564
       TASC Inc.,
          Tranche A Term Loan, 5.50%, 12/18/14 .....................    United States      3,232,125        3,240,205
          Tranche B Term Loan, 5.75%, 12/18/15 .....................    United States      4,673,288        4,696,654
       TransDigm Inc., Term Loan B, 2.278%, 6/23/13 ................    United States      1,885,000        1,860,652
       Wyle Services Corp., Term Loan B, 6.25%, 3/26/16 ............    United States      1,250,000        1,253,125
                                                                                                       --------------
                                                                                                           27,216,590
                                                                                                       --------------
       AGRICULTURAL PRODUCTS 0.9%
       Dole Food Co. Inc., Tranche B-1 Term Loan, 5.00% - 5.50%,
          3/02/17 ..................................................    United States      4,055,460        4,104,125
       Solvest Ltd. (Dole), Tranche C-1 Term Loan, 5.00% - 5.50%,
          3/02/17 ..................................................       Bermuda        10,072,748       10,193,621
                                                                                                       --------------
                                                                                                           14,297,746
                                                                                                       --------------
       AIR FREIGHT & LOGISTICS 0.2%
       Ozburn-Hessey Holding Co. LLC, First Lien Term Loan, 7.50%,
          4/08/16 ..................................................    United States      2,700,000        2,727,000
                                                                                                       --------------
       AIRLINES 0.5%
       Delta Air Lines Inc., Term Loan, 8.75%, 9/27/13 .............    United States      7,467,113        7,595,921
                                                                                                       --------------
       APPAREL, ACCESSORIES & LUXURY GOODS 0.3%
       Hanesbrands Inc., New Term Loan, 5.25%, 12/10/15 ............    United States      4,028,767        4,079,114
       The William Carter Co., Term Loan B, 1.773% - 1.838%,
          7/14/12 ..................................................    United States      1,396,375        1,394,629
                                                                                                       --------------
                                                                                                            5,473,743
                                                                                                       --------------
       APPLICATION SOFTWARE 1.2%
       CCC Information Services Group Inc., Term Loan B, 2.53%,
          2/10/13 ..................................................    United States      1,391,478        1,367,997
   (d) Dealer Computer Services Inc. (Reynolds & Reynolds),
          Term Loan B, 5.75%, 4/21/17 ..............................    United States     10,580,000       10,580,000
       Nuance Communications Inc.,
          Incremental Term Loan, 2.28%, 3/31/13 ....................    United States      6,824,124        6,706,838
          Term Loan, 2.28%, 3/31/13 ................................    United States        606,753          596,325
                                                                                                       --------------
                                                                                                           19,251,160
                                                                                                       --------------
       AUTO PARTS & EQUIPMENT 4.0%
       Cooper-Standard Automotive Canada Ltd.,
          DIP Term Loan B, 8.25%, 8/04/10 ..........................       Canada            291,580          293,732
          Multicurrency Revolver (CAD), 5.00%, 12/23/10 ............       Canada            281,752          283,689
          Term Loan A, 5.00%, 12/23/10 .............................       Canada            240,800          242,455
       (e) Term Loan B, 5.00%, 12/23/11 ............................       Canada            734,249          739,297


                             72 | Semiannual Report

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       AUTO PARTS & EQUIPMENT (CONTINUED)
       Cooper-Standard Automotive Inc.,
          DIP Term Loan A, 8.25%, 8/04/10 ..........................    United States   $    876,939   $      883,411
          Dollar Revolver, 5.00%, 12/23/10 .........................    United States        537,093          540,785
          Dual Borrower Dual Currency Revolver, 5.00%, 12/23/10 ....    United States        305,794          307,897
       (e) Term Loan C, 5.00%, 12/23/11 ............................    United States      1,834,120        1,846,729
       (e) Term Loan D, 5.00%, 12/23/11 ............................    United States      2,038,815        2,052,832
          Term Loan E, 5.00%, 12/23/11 .............................    United States      1,011,826        1,018,783
       Dayco Products LLC,
          Term Loan B, 10.50%, 5/13/14 .............................    United States      1,884,047        1,884,047
       (f) Term Loan C, PIK, 12.50%, 11/13/14 ......................    United States        278,793          256,489
          U.S. Term Loan, 10.00%, 11/13/12 .........................    United States      3,525,000        3,525,000
       Federal-Mogul Corp.,
          Term Loan B, 2.188% - 2.198%, 12/27/14 ...................    United States      7,878,787        7,222,224
          Term Loan C, 2.188% - 2.198%, 12/27/15 ...................    United States        582,747          534,185
       Key Safety Systems Inc., Term Loan B, 2.50% - 2.515%,
          3/10/14 ..................................................    United States     14,508,287       13,105,815
       Mark IV Industries Corp., Canadian Term Loan, 10.00%,
          11/13/12 .................................................        Canada         1,175,000        1,175,000
   (d) Tenneco Inc., Tranche B-1 Credit Linked, 5.249%,
          3/16/14 ..................................................    United States     14,591,504       14,646,222
   (d) TRW Automotive Inc., Tranche A2 Term Loan, 5.00% - 5.063%,
          5/30/15 ..................................................    United States      7,946,991        7,986,726
       United Components Inc., Term Loan D, 2.25% - 2.251%,
          6/29/12 ..................................................    United States      3,329,735        3,254,816
                                                                                                       --------------
                                                                                                           61,800,134
                                                                                                       --------------
       BROADCASTING 4.5%
       Citadel Broadcasting Corp., Term Loan B, 2.03%, 6/12/14 .....    United States      6,777,691        6,602,603
       Discovery Communications Inc., Term Loan C, 5.25%, 5/14/14 ..    United States      4,751,623        4,799,881
       Entravision Communications Corp., Term Loan B, 5.55%,
          3/29/13 ..................................................    United States     18,733,081       18,725,270
       Gray Television Inc., Term Loan B, 3.80% - 3.81%, 12/31/14 ..    United States     11,120,515       10,941,797
       LBI Media Inc., Term Loan B, 1.773%, 3/31/12 ................    United States        960,000          888,400
       Mission Broadcasting Inc., Term Loan B, 5.00%, 9/30/16 ......    United States      2,244,462        2,255,685
       Nexstar Broadcasting Inc., Term Loan B, 5.00% - 6.25%,
          9/30/16 ..................................................    United States      3,510,569        3,528,122
       Sinclair Television Group Inc., Tranche B Term Loan, 6.50%,
          10/29/15 .................................................    United States      7,024,242        7,107,655
       Univision Communications Inc., Initial Term Loan, 2.54%,
          9/29/14 ..................................................    United States     16,600,000       15,164,100
                                                                                                       --------------
                                                                                                           70,013,513
                                                                                                       --------------
       BUILDING PRODUCTS 0.4%
       Goodman Global Holdings Co. Inc., Term Loan B, 6.25%,
          2/13/14 ..................................................    United States      5,887,892        5,916,107
       Re/Max LLC, Term Loan B, 5.50%, 4/16/16 .....................    United States        603,333          604,842
                                                                                                       --------------
                                                                                                            6,520,949
                                                                                                       --------------
       CABLE & SATELLITE 3.6%
       CSC Holdings Inc. (Cablevision),
       (d) Incremental Term Loan B-2, 2.004%, 3/29/16 ..............    United States     11,351,675       11,370,122
          Incremental Term Loan B-3, 1.98%, 3/29/16 ................    United States      1,592,846        1,573,931
       Insight Midwest Holdings LLC, Term Loan B, 2.25% - 2.29%,
          4/02/14 ..................................................    United States      4,825,000        4,724,732
       MCC Iowa LLC (Mediacom Broadband), Term Loan F, 5.25%,
          10/31/17 .................................................    United States      6,913,855        6,919,040


                             Semiannual Report | 73

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CABLE & SATELLITE (CONTINUED)
       Mediacom LLC,
          Term Loan E, 4.50%, 10/23/17 .............................    United States   $  6,380,000   $    6,385,984
          Tranche D, 5.50%, 3/31/17 ................................    United States      1,791,000        1,802,642
       TWCC Holding Corp., Replacement Term Loans, 5.00%, 9/12/15 ..    United States      6,530,576        6,601,596
       UPC Financing Partnership,
          Term Loan N, 2.18%, 12/31/14 .............................     Netherlands       1,748,462        1,706,936
          Term Loan T, 3.93%, 12/31/16 .............................     Netherlands      12,140,074       12,009,568
       WideOpenWest Finance LLC, Series A New Term Loan, 6.751% -
          8.75%, 5/01/13 ...........................................    United States      2,992,267        3,014,242
                                                                                                       --------------
                                                                                                           56,108,793
                                                                                                       --------------
       CASINOS & GAMING 5.6%
       Ameristar Casinos Inc., Initial Term Loan, 3.555%,
          11/10/12 .................................................    United States     15,721,957       15,715,338
       CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%,
          7/13/12 ..................................................    United States     13,645,698       13,540,517
       Harrah's Operating Co. Inc.,
       (d) Term Loan B-2, 5.25%, 1/28/15 ...........................    United States      1,000,000          882,153
          Term Loan B-3, 3.29% - 3.316%, 1/28/15 ...................    United States      4,000,000        3,515,716
          Term Loan B-4, 9.50%, 10/31/16 ...........................    United States     18,361,500       19,099,779
       Las Vegas Sands LLC,
       (d) Delayed Draw I Term Loan, 2.05%, 5/23/14 ................    United States        637,116          603,469
          Delayed Draw II Term Loan, 2.05%, 5/23/13 ................    United States        704,190          665,240
       (d) Term Loan B, 2.05%, 5/23/14 .............................    United States      6,638,225        6,287,647
       Penn National Gaming Inc., Term Loan B, 2.00% - 2.07%,
          10/03/12 .................................................    United States      7,251,096        7,189,143
       VML U.S. Finance LLC (Venetian Macau),
          Delayed Draw, 4.80%, 5/25/12 .............................        Macau          5,515,940        5,448,264
          New Project Term Loans, 4.80%, 5/25/13 ...................        Macau          6,663,039        6,571,589
          Term Loan B, 4.80%, 5/25/13 ..............................        Macau          7,357,702        7,267,431
                                                                                                       --------------
                                                                                                           86,786,286
                                                                                                       --------------
       COMMERCIAL PRINTING 1.3%
       Cenveo Corp.,
          Delayed Draw Term Loan, 4.771%, 6/21/13 ..................    United States        237,661          238,514
          Term Loan C, 4.771%, 6/21/13 .............................    United States      7,028,414        7,053,631
   (d) Quad/Graphics Inc., Term Loan B, 6.25%, 4/20/16 .............    United States     12,330,000       12,318,447
                                                                                                       --------------
                                                                                                           19,610,592
                                                                                                       --------------
       COMMODITY CHEMICALS 0.2%
   (d) Lyondell Chemical Co., Term Loan, 6.25%, 4/01/16 ............    United States      2,750,000        2,763,239
                                                                                                       --------------
       COMMUNICATIONS EQUIPMENT 0.2%
       Brocade Communications Systems Inc., Term Loan, 7.00%,
          10/07/13 .................................................    United States      1,422,353        1,434,651
       CommScope Inc., Term Loan B, 2.773% - 2.79%, 12/26/14 .......    United States      1,713,739        1,708,911
                                                                                                       --------------
                                                                                                            3,143,562
                                                                                                       --------------
       CONSTRUCTION & ENGINEERING 0.4%
       URS Corp., Term Loan B, 2.54% - 2.541%, 5/15/13 .............    United States      6,188,742        6,173,270
                                                                                                       --------------


                             74 | Semiannual Report

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 2.2%
       Bucyrus International Inc.,
          Term Loan C, 4.50%, 2/19/16 ..............................    United States   $  8,520,000   $    8,588,433
          Tranche B Dollar Term Loan, 3.25% - 3.27%, 5/04/14 .......    United States      4,754,395        4,758,855
   (d) Manitowoc Co. Inc., Term Loan B, 7.50%, 11/06/14 ............    United States     14,569,397       14,626,640
       Oshkosh Truck Corp., Term Loan B, 6.25% - 6.26%, 12/06/13 ...    United States      5,465,886        5,501,758
                                                                                                       --------------
                                                                                                           33,475,686
                                                                                                       --------------
       DATA PROCESSING & OUTSOURCED SERVICES 3.6%
       Emdeon Business Services LLC, First Lien Term Loan, 2.30%,
          11/16/13 .................................................    United States      5,380,758        5,284,916
       Fidelity National Information Services Inc., Tranche C Term
          Loan, 4.506%, 1/18/12 ....................................    United States      1,358,659        1,371,380
       First American Corp. (Information Solutions Co.), Term Loan
          B, 4.75%, 4/12/16 ........................................    United States      8,940,000        9,004,261
       First Data Corp.,
          Term Loan B-1, 3.013% - 3.04%, 9/24/14 ...................    United States      3,253,087        2,932,853
       (d) Term Loan B-2, 3.032% - 3.04%, 9/24/14 ..................    United States      6,440,959        5,797,578
          Term Loan B-3, 3.032% - 3.04%, 9/24/14 ...................    United States      5,471,625        4,926,515
       Lender Processing Services Inc., Term Loan B, 2.773%,
          7/02/14 ..................................................    United States      1,561,399        1,567,906
       Metavante Corp., Term Loan B, 3.499%, 11/01/14 ..............    United States      8,123,795        8,191,490
       SunGard Data Systems Inc.,
          Incremental Term Loan, 6.75%, 2/28/14 ....................    United States      9,880,593        9,936,171
          Tranche A U.S. Term Loan, 2.001%, 2/28/14 ................    United States         60,968           59,077
          Tranche B U.S. Term Loan, 3.874% - 3.895%, 2/28/16 .......    United States      7,464,718        7,434,725
                                                                                                       --------------
                                                                                                           56,506,872
                                                                                                       --------------
       DISTILLERS & VINTNERS 0.2%
       Constellation Brands Inc.,
          Extended Term Loan B, 3.00%, 6/05/15 .....................    United States        908,777          917,014
          Term Loan B, 1.75%, 6/05/13 ..............................    United States      1,842,127        1,828,805
                                                                                                       --------------
                                                                                                            2,745,819
                                                                                                       --------------
       DIVERSIFIED CHEMICALS 1.2%
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.042%,
          4/02/14 ..................................................    United States      8,043,392        7,897,147
       Huntsman International LLC, Term Loan B, 2.016% - 2.078%,
          4/19/14 ..................................................    United States      8,209,992        7,921,789
       Solutia Inc., Term Loan B, 4.75%, 3/17/17 ...................    United States      2,810,000        2,833,123
                                                                                                       --------------
                                                                                                           18,652,059
                                                                                                       --------------
       DIVERSIFIED REAL ESTATE ACTIVITIES 0.4%
       CB Richard Ellis Services Inc., Term Loan B, 6.00% - 6.25%,
          12/20/13 .................................................    United States      6,296,642        6,304,513
                                                                                                       --------------
       DIVERSIFIED SUPPORT SERVICES 2.6%
       ARAMARK Corp.,
          Extended Synthetic L/C, 0.142%, 7/26/16 ..................    United States        369,858          368,216
          Synthetic L/C, 2.167%, 1/26/14 ...........................    United States        207,987          204,679
          Term Loan B, 2.165%, 1/26/14 .............................    United States      3,113,234        3,063,715
          Term Loan B Extended, 3.54%, 7/26/16 .....................    United States      5,607,941        5,583,042


                             Semiannual Report | 75

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       DIVERSIFIED SUPPORT SERVICES (CONTINUED)
       Diversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15 ..    United States   $  6,295,858   $    6,350,947
       KAR Auction Services Inc. (Adesa), Initial Term Loan,
          3.03%, 10/18/13 ..........................................    United States      3,800,000        3,734,845
       Language Line LLC, Term Loan B, 5.50%, 11/04/15 .............    United States      6,184,500        6,220,574
       West Corp.,
          Term Loan B-2, 2.625% - 2.682%, 10/24/13 .................    United States      2,168,859        2,119,884
          Term Loan B-3, 7.25%, 10/24/13 ...........................    United States      8,120,342        8,202,999
          Term Loan B-4, 4.125% - 4.182%, 7/15/16 ..................    United States      5,178,554        5,162,371
                                                                                                       --------------
                                                                                                           41,011,272
                                                                                                       --------------
       DRUG RETAIL 0.7%
       Rite Aid Corp.,
       (d) Tranche 3 Term Loan, 6.00%, 6/04/14.......................   United States      4,030,981        3,989,232
          Tranche 4 Term Loan, 9.50%, 6/10/15 ......................    United States      6,520,000        6,818,831
                                                                                                       --------------
                                                                                                           10,808,063
                                                                                                       --------------
       EDUCATION SERVICES 2.6%
       ATI Acquisition Co., Tranche B Term Loan, 8.25%, 12/30/14 ...    United States      2,244,375        2,210,710
       Bright Horizons Family Solution Inc., Term Loan B, 7.50%,
          5/21/15 ..................................................    United States     12,029,287       12,093,728
       Education Management LLC, Term Loan C, 2.063%, 6/01/13 ......    United States     11,191,455       10,971,588
       Laureate Education Inc.,
          Closing Date Term Loan, 3.571%, 8/18/14 ..................    United States      5,669,196        5,309,304
          Delayed Draw Term Loan, 3.571%, 8/18/14 ..................    United States        848,575          794,706
          Series A New Term Loan, 7.00%, 8/18/14 ...................    United States      8,989,408        8,986,603
                                                                                                       --------------
                                                                                                           40,366,639
                                                                                                       --------------
       ELECTRIC UTILITIES 0.2%
   (d) Great Point Power LLC, Term Loan, 5.75%, 3/10/17 ............    United States      3,040,000        3,093,200
                                                                                                       --------------
       ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
       Baldor Electric Co., Term Loan B, 5.25%, 1/31/14 ............    United States     12,086,349       12,169,575
                                                                                                       --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
       Itron Inc., Dollar Term Loan, 3.78%, 4/18/14 ................    United States      7,506,892        7,505,015
                                                                                                       --------------
       ELECTRONIC MANUFACTURING SERVICES 0.6%
       FCI USA,
          Term Loan B1, 3.67%, 11/01/13 ............................    United States      1,987,205        1,887,845
          Term Loan B5B, 3.67%, 11/03/14 ...........................    United States      1,987,205        1,887,845
       Flextronics International USA Inc.,
          A Closing Date Loan, 2.541% - 2.554%, 10/01/14 ...........    United States      2,941,332        2,840,959
          A-1-A Delayed Draw Term Loan, 2.553%, 10/01/14 ...........    United States        845,210          816,368
          B Closing Date Loan, 2.541%, 10/01/12 ....................    United States      2,274,169        2,231,528
                                                                                                       --------------
                                                                                                            9,664,545
                                                                                                       --------------
       ENVIRONMENTAL & FACILITIES SERVICES 2.0%
       Advanced Disposal Services Inc., Term Loan B, 6.00%,
          1/14/15 ..................................................    United States      4,418,925        4,457,591
       Aquilex Holdings Inc., Term Loan B, 6.25%, 4/01/16 ..........    United States      4,205,714        4,237,257
       Casella Waste Systems Inc., Term Loan B, 7.00%, 4/09/14 .....    United States      5,283,672        5,329,904
       Duratek Inc. (EnergySolutions), Term Loan B, 4.03%,
          6/07/13 ..................................................    United States      3,289,657        3,249,908


                             76 | Semiannual Report

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       ENVIRONMENTAL & FACILITIES SERVICES (CONTINUED)
       EnergySolutions LLC,
          Synthetic A Deposit, 4.02%, 6/07/13 ......................    United States   $  1,982,452   $    1,958,498
          Synthetic L/C, 4.02%, 6/07/13 ............................    United States        488,640          482,736
          Term Loan B, 4.03%, 6/07/13 ..............................    United States      6,856,663        6,773,814
(e, f) EnviroSolutions Inc., Initial Term Loan, PIK, 4.75%,
          7/07/12 ..................................................    United States      6,250,478        5,083,720
                                                                                                       --------------
                                                                                                           31,573,428
                                                                                                       --------------
       FOOD DISTRIBUTORS 0.3%
       JRD Holdings Inc., Term Loan, 2.51%, 7/02/14 ................    United States      2,570,476        2,520,115
       Wm. Wrigley Jr. Co.,
          Term Loan B1, 3.063%, 12/17/12 ...........................    United States        816,348          822,468
          Term Loan B2, 3.313%, 10/06/14 ...........................    United States      1,141,871        1,150,431
                                                                                                       --------------
                                                                                                            4,493,014
                                                                                                       --------------
       FOOD RETAIL 0.2%
       Pantry Inc.,
          Delayed Draw Term Loan, 2.03%, 5/14/14 ...................    United States        779,315          750,740
          Term Loan B, 2.03%, 5/14/14 ..............................    United States      2,705,284        2,606,090
                                                                                                       --------------
                                                                                                            3,356,830
                                                                                                       --------------
       GENERAL MERCHANDISE STORES 0.8%
       Dollar General Corp., Tranche B-1 Term Loan, 3.006% -
          3.088%, 7/07/14 ..........................................    United States     13,366,970       13,197,610
                                                                                                       --------------
       HEALTH CARE EQUIPMENT 0.9%
       DJO Finance LLC, Term Loan B, 3.273%, 5/20/14 ...............    United States      7,149,162        6,973,414
   (d) Fresenius SE,
          Tranche C1 Dollar Term Loan, 4.50%, 9/10/14 ..............       Germany         4,354,149        4,407,217
          Tranche C2 Term Loan, 4.50%, 9/10/14 .....................       Germany         2,818,851        2,853,207
                                                                                                       --------------
                                                                                                           14,233,838
                                                                                                       --------------
       HEALTH CARE FACILITIES 5.9%
       Ardent Medical Services Inc., Term Loan, 6.50%, 9/15/15 .....    United States      2,800,000        2,771,300
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.502%, 7/25/14 ..................    United States        913,243          888,982
          Term Loan, 2.502%, 7/25/14 ...............................    United States     17,765,536       17,293,595
       HCA Inc., Term Loan B-1, 2.54%, 11/18/13 ....................    United States     20,002,409       19,491,108
       Health Management Associates Inc., Term Loan B, 2.04%,
          2/28/14 ..................................................    United States      2,523,124        2,448,061
       HealthSouth Corp.,
          Term Loan B, 2.51% - 2.55%, 3/10/13 ......................    United States      5,794,532        5,703,993
          Term Loan B-2, 4.01% - 4.05%, 9/10/15 ....................    United States      5,469,150        5,473,706
       Iasis Healthcare LLC,
          Delayed Draw Term Loan, 2.273%, 3/14/14 ..................    United States      3,494,933        3,403,191
          Initial Term Loan, 2.273%, 3/14/14 .......................    United States     10,098,370        9,833,287
          Synthetic L/C, 2.293%, 3/14/14 ...........................    United States        948,582          923,682
       Psychiatric Solutions Inc., Term Loan, 2.002% - 2.154%,
          7/01/12 ..................................................    United States      7,432,409        7,374,347
       Vanguard Health Holding Co. II LLC, Initial Term Loan,
          5.00%, 1/29/16 ...........................................    United States     15,657,885       15,739,431
                                                                                                       --------------
                                                                                                           91,344,683
                                                                                                       --------------


                             Semiannual Report | 77

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       HEALTH CARE SERVICES 1.9%
       Alliance HealthCare Services Inc., Initial Term Loan,
          5.50%, 6/02/16 ...........................................    United States   $  6,783,000   $    6,788,650
       AMR Holdco/EmCare Holdco, Term Loan, 3.251%, 4/08/15 ........    United States      2,073,980        2,084,999
       DaVita Inc., Term Loan B-1, 1.75% - 1.80%, 10/05/12 .........    United States     11,014,532       10,913,562
       Fresenius Medical Care Holdings Inc., Term Loan B, 1.631% -
          1.665%, 3/31/13 ..........................................       Germany         3,268,582        3,225,682
       Team Finance LLC, Term Loan B, 2.251% - 2.284%, 11/23/12 ....    United States      2,727,334        2,662,560
       VICAR Operating Inc., Incremental Term Loan, 1.813%,
          5/16/11 ..................................................    United States      3,205,577        3,173,522
                                                                                                       --------------
                                                                                                           28,848,975
                                                                                                       --------------
       HEALTH CARE SUPPLIES 0.6%
       Bausch and Lomb Inc.,
          Delayed Draw Term Loan, 3.54%, 4/28/15 ...................    United States      1,936,262        1,899,512
          Parent Term Loan, 3.54%, 4/28/15 .........................    United States      7,983,882        7,832,348
                                                                                                       --------------
                                                                                                            9,731,860
                                                                                                       --------------
       HEALTH CARE TECHNOLOGY 0.1%
       IMS Health Inc., Tranche B Dollar Term Loan, 5.25%,
          2/26/16 ..................................................    United States      2,030,277        2,046,011
                                                                                                       --------------
       HOUSEHOLD PRODUCTS 0.3%
       Prestige Brands Inc., Term Loan B, 5.50%, 3/24/16 ...........    United States      4,394,072        4,421,535
                                                                                                       --------------
       HOUSEWARES & SPECIALTIES 1.2%
       Jarden Corp.,
          Term Loan B1, 2.04%, 1/24/12 .............................    United States      1,797,997        1,792,860
          Term Loan B2, 2.04%, 1/24/12 .............................    United States      2,524,995        2,516,157
          Term Loan B4, 3.54%, 1/26/15 .............................    United States      7,521,269        7,556,160
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
          2.251%, 10/04/11 .........................................    United States      6,743,692        6,705,759
                                                                                                       --------------
                                                                                                           18,570,936
                                                                                                       --------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.5%
       Dynegy Holdings Inc.,
          Term L/C Facility, 4.03%, 4/02/13 ........................    United States      9,937,312        9,782,817
          Term Loan B, 4.03%, 4/02/13 ..............................    United States        924,841          910,462
       NRG Energy Inc.,
          Credit Link, 2.04%, 2/01/13 ..............................    United States      6,658,609        6,540,192
          Term Loan, 2.023% - 2.04%, 2/01/13 .......................    United States     10,084,534        9,905,191
       Texas Competitive Electric Holdings Co. LLC,
          Term Loan B-2, 3.751% - 3.79%, 10/10/14 ..................    United States      9,730,920        8,003,682
          Term Loan B-3, 3.751% - 3.79%, 10/10/14 ..................    United States      3,900,000        3,187,708
                                                                                                       --------------
                                                                                                           38,330,052
                                                                                                       --------------
       INDUSTRIAL CONGLOMERATES 0.8%
       Sensus Metering Systems Inc., Term Loan B-3, 7.00%,
          6/17/13 ..................................................    United States      7,785,949        7,795,681
       TriMas Co. LLC,
          Class A Tranche B Term Loan, 6.00%, 12/15/15 .............    United States      4,389,052        4,323,216
          Class A Tranche B-1 L/C, 6.00%, 8/02/11 ..................    United States      1,049,594        1,033,850
                                                                                                       --------------
                                                                                                           13,152,747
                                                                                                       --------------


                             78 | Semiannual Report

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       INDUSTRIAL MACHINERY 2.6%
       CI Acquisition Inc. (Chart Industries), Term Loan B,
          2.313%, 10/17/12 .........................................    United States   $  1,735,586   $    1,731,247
       Husky Injection Molding Systems Ltd. (Ontario Inc.), Term
          Loan, 3.273% - 3.54%, 12/14/12 ...........................        Canada         3,054,311        3,046,675
       Mueller Water Products Inc.,
          Term Loan A, 5.29%, 5/24/12 ..............................    United States      3,126,906        3,130,815
          Term Loan B, 5.29% - 5.338%, 5/24/14 .....................    United States      7,235,375        7,264,317
       RBS Global Inc. (Rexnord),
       (d) Incremental Tranche B-2, 2.563%, 7/22/13 ................    United States      9,457,312        9,135,177
          Tranche B-1 Term Loan B, 2.813%, 7/22/13 .................    United States     16,442,430       16,093,028
                                                                                                       --------------
                                                                                                           40,401,259
                                                                                                       --------------
       INTEGRATED TELECOMMUNICATION SERVICES 1.5%
       Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 2.792%,
          6/30/13 ..................................................    United States      2,968,362        2,915,798
       U.S. TelePacific Corp., Term Loan, 9.25%, 8/17/15 ...........    United States      3,600,000        3,642,750
       Wind Telecomunicazioni SpA,
          Term Loan B-2, 3.658%, 5/26/13 ...........................        Italy          4,850,000        4,809,430
          Term Loan C-2, 4.658%, 5/26/14 ...........................        Italy          4,850,000        4,811,200
       Windstream Corp., Tranche B-2 Term Loan, 3.06%, 12/17/15 ....    United States      6,935,878        6,944,547
                                                                                                       --------------
                                                                                                           23,123,725
                                                                                                       --------------
       INTERNET RETAIL 0.5%
       Ticketmaster Entertainment Inc.,
          Term Loan A, 6.25%, 7/25/13 ..............................    United States      4,350,000        4,373,142
          Term Loan B, 7.00%, 7/25/14 ..............................    United States      2,828,571        2,857,742
                                                                                                       --------------
                                                                                                            7,230,884
                                                                                                       --------------
       INTERNET SOFTWARE & SERVICES 0.7%
       Springboard Finance LLC (Skype), New Dollar Term Loan,
          7.00%, 2/23/15 ...........................................    United States     10,660,000       10,693,259
                                                                                                       --------------
       IT CONSULTING & OTHER SERVICES 0.3%
       Acxiom Corp., Term Loan B-2, 3.316%, 3/15/15 ................    United States      5,132,774        5,119,942
                                                                                                       --------------
       LEISURE FACILITIES 2.2%
       24 Hour Fitness Worldwide Inc., Term Loan B, 7.00%,
          4/22/16....................................................   United States     15,150,000       14,847,000
       Six Flags Theme Parks Inc.,
          Second Lien Term Loan, 9.50%, 12/31/16 ...................    United States        600,000          613,500
          Term Loan B, 6.25%, 6/30/16 ..............................    United States     10,200,000       10,222,318
       Universal City Development Partners Ltd., Term Loan, 5.50%,
          11/06/14 .................................................    United States      7,630,875        7,592,721
                                                                                                       --------------
                                                                                                           33,275,539
                                                                                                       --------------
       LEISURE PRODUCTS 0.1%
       PlayPower Inc., Term Loan B, 5.25% - 5.34%, 6/30/12 .........    United States      1,138,022        1,086,811
                                                                                                       --------------
       LIFE & HEALTH INSURANCE 1.2%
       Conseco Inc., Term Loan, 7.50%, 10/10/13 ....................    United States     18,911,155       18,462,015
                                                                                                       --------------


                             Semiannual Report | 79

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       METAL & GLASS CONTAINERS 1.8%
       Anchor Glass Container Corp.,
       First Lien Term Loan, 6.00%, 3/02/16 ........................    United States   $ 12,720,000   $   12,696,150
       Second Lien Term Loan, 10.00%, 9/02/16 ......................    United States      4,550,000        4,527,250
       Crown Americas LLC, Additional Term B Dollar Loan, 2.004%,
          11/15/12 .................................................    United States        471,213          466,698
       Graham Packaging Co. LP, Term Loan C, 6.75%, 4/05/14 ........    United States      7,997,090        8,075,189
       Owens-Brockway Glass Container Inc., Term Loan B, 1.754%,
          6/14/13 ..................................................    United States      2,251,958        2,233,943
                                                                                                       --------------
                                                                                                           27,999,230
                                                                                                       --------------
       MOVIES & ENTERTAINMENT 1.8%
       Carmike Cinemas Inc., Initial Term Loan, 5.50%, 1/27/16 .....    United States        517,493          518,092
       Cinemark USA Inc., Extended Term Loan, 3.50% - 3.56%,
          4/30/16 ..................................................    United States      2,913,617        2,917,609
   (e) Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%, 4/08/12 ......    United States     10,943,152        5,081,726
       Regal Cinemas Corp., Term Loan, 3.79%, 11/17/16 .............    United States     15,182,478       15,238,653
       Zuffa LLC, Incremental Term Loan, 7.50%, 6/19/15 ............    United States      4,875,500        4,948,632
                                                                                                       --------------
                                                                                                           28,704,712
                                                                                                       --------------
       OIL & GAS DRILLING 0.5%
       Dresser Inc., Term Loan B, 2.497% - 2.50%, 5/04/14 ..........    United States      7,794,806        7,603,568
                                                                                                       --------------
       OIL & GAS STORAGE & TRANSPORTATION 0.2%
       Targa Resources Inc., Term Loan, 6.00%, 7/05/16 .............    United States      2,733,909        2,747,579
                                                                                                       --------------
       OTHER DIVERSIFIED FINANCIAL SERVICES 0.3%
       N.E.W. Customer Service Companies, First Lien Term Loan,
          6.00%, 3/23/16 ...........................................    United States      5,200,000        5,186,459
                                                                                                       --------------
       PACKAGED FOODS & MEATS 0.6%
       Dean Foods Co., Term Loan B, 1.675%, 4/02/14 ................    United States      3,789,526        3,716,096
       Michael Foods Inc., Term Loan B, 6.50%, 5/01/14 .............    United States      4,878,726        4,919,586
                                                                                                       --------------
                                                                                                            8,635,682
                                                                                                       --------------
       PAPER PACKAGING 1.0%
   (d) Reynolds Consumer Products Holdings Inc., U.S. Term
          Loan, 6.25%, 5/05/16 .....................................    United States     15,521,250       15,622,138
                                                                                                       --------------
       PAPER PRODUCTS 1.0%
       Domtar Corp., Term Loan, 1.631%, 3/07/14 ....................    United States      1,536,627        1,532,498
       Georgia-Pacific LLC,
       Additional Term Loan, 2.29% - 2.338%, 12/20/12 ..............    United States      1,994,134        1,985,410
       Term Loan B, 2.254% - 2.338%, 12/20/12 ......................    United States      4,756,035        4,735,227
       Term Loan C, 3.504% - 3.588%, 12/23/14 ......................    United States      4,328,486        4,343,705
       Graphic Packaging International Inc., 2008 Incremental
          Term Loan, 3.041% - 3.05%, 5/16/14 .......................    United States      2,631,148        2,623,092
                                                                                                       --------------
                                                                                                           15,219,932
                                                                                                       --------------
       PERSONAL PRODUCTS 0.4%
       Herbalife International Inc., Term Loan B, 1.77%, 7/21/13 ...    United States      2,972,345        2,935,191
       Revlon Consumer Products Corp., Term Loan B, 6.00%,
          3/11/15 ..................................................    United States      3,000,000        2,990,346
                                                                                                       --------------
                                                                                                            5,925,537
                                                                                                       --------------


                             80 | Semiannual Report

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       PHARMACEUTICALS 1.4%
       Mylan Inc., Term Loan B, 3.563%, 10/02/14 ...................    United States   $  6,673,888   $    6,676,184
       Warner Chilcott Co. LLC,
          Term Loan A, 5.50%, 10/30/14 .............................    United States      4,760,153        4,772,787
          Term Loan B2, 5.75%, 4/30/15 .............................    United States      4,702,735        4,716,933
       Warner Chilcott Corp.,
          Additional Term Loan, 5.75%, 4/30/15 .....................    United States      2,795,261        2,802,825
          Term Loan B1, 5.75%, 4/30/15 .............................    United States      2,824,158        2,832,685
                                                                                                       --------------
                                                                                                           21,801,414
                                                                                                       --------------
       PROPERTY & CASUALTY INSURANCE 0.1%
       Affirmative Insurance Holdings Inc., Term Loan, 9.25%,
          1/31/14 ..................................................    United States      1,016,911          854,205
                                                                                                       --------------
       PUBLISHING 3.9%
       Dex Media East LLC, Term Loan B, 2.76% - 2.84%, 10/24/14 ....    United States      1,174,643        1,047,424
       Dex Media West LLC, Term Loan B, 7.50%, 10/24/14 ............    United States     13,194,966       12,574,393
       Newsday LLC, Floating Rate Term Loan, 6.553%, 8/01/13 .......    United States      5,000,000        5,108,335
   (d) R.H. Donnelley Inc., Term Loan B, 9.25%, 10/24/14 ...........    United States     21,074,572       20,574,051
   (e) Tribune Co.,
          Initial Tranche B Advances, 5.25%, 5/16/14 ...............    United States     19,920,771       13,403,830
          Term Loan X, 5.00%, 5/18/09 ..............................    United States      9,606,743        6,322,438
       Wenner Media LLC, Term Loan B, 2.023%, 10/02/13 .............    United States      2,202,504        2,136,430
                                                                                                       --------------
                                                                                                           61,166,901
                                                                                                       --------------
       RAILROADS 0.2%
       Kansas City Southern Railway Co., Term Loan B, 2.00% -
          2.09%, 4/26/13 ...........................................    United States      3,488,099        3,448,858
                                                                                                       --------------
       RESEARCH & CONSULTING SERVICES 0.9%
       Alix Partners LLP, Term Loan C, 2.26% - 2.30%, 10/12/13 .....    United States      1,936,582        1,900,271
       Nielsen Finance LLC (VNU Inc.),
          Class A Term Loan, 2.251%, 8/09/13 .......................    United States      6,933,988        6,774,721
       (d) Class B Term Loan, 4.001%, 5/02/16 ......................    United States      4,802,379        4,755,858
                                                                                                       --------------
                                                                                                           13,430,850
                                                                                                       --------------
       RESTAURANTS 0.1%
   (d) Arby's Restaurant Holdings LLC, Term Loan B, 7.25%,
          7/25/12 ..................................................    United States      1,825,000        1,846,900
                                                                                                       --------------
       SECURITY & ALARM SERVICES 0.2%
       Protection One Alarm Monitoring Inc.,
          Tranche B-1, 2.52%, 3/31/12 ..............................    United States        211,551          212,080
          Tranche B-2, 6.25%, 3/31/14 ..............................    United States      2,293,445        2,299,179
                                                                                                       --------------
                                                                                                            2,511,259
                                                                                                       --------------
       SEMICONDUCTORS 0.5%
       Fairchild Semiconductor Corp.,
          Incremental Term Loan, 2.813%, 6/26/13 ...................    United States      4,851,000        4,776,212
          Initial Term Loan, 1.813%, 6/26/13 .......................    United States      1,382,631        1,365,348
       Intersil Corp., Term Loan B, 5.50%, 4/27/16 .................    United States      1,870,000        1,879,923
                                                                                                       --------------
                                                                                                            8,021,483
                                                                                                       --------------


                             Semiannual Report | 81

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       SPECIALIZED CONSUMER SERVICES 2.3%
       Advantage Sales & Marketing Inc., Term Loan B, 5.75%,
          5/05/16 ..................................................    United States   $  5,850,000   $    5,820,750
       Affinion Group Inc., Tranche B Term Loan, 5.00%, 10/09/16 ...    United States     25,173,052       25,047,186
       Brickman Group Holdings Inc., Term Loan B, 2.29%, 1/23/14 ...    United States      4,260,809        4,175,593
                                                                                                       --------------
                                                                                                           35,043,529
                                                                                                       --------------
       SPECIALIZED FINANCE 0.5%
       AGFS Funding Co., Term Loan, 7.25%, 4/21/15 .................    United States      7,940,000        7,963,820
                                                                                                       --------------
       SPECIALTY CHEMICALS 5.3%
       Brenntag Holding GmbH & Co. KG,
          Acquisition Facility, 4.066% - 4.143%, 1/20/14 ...........       Germany           486,569          487,785
       (d) Term Loan B2, 4.013% - 4.066%, 1/20/14 ..................    United States      3,372,901        3,381,333
   (d) CF Industries, B-1 Term Loan, 5.25%, 4/05/15 ................    United States      5,780,000        5,839,476
       Chemtura Corp., Term Loan, 6.00%, 2/02/11 ...................    United States      3,800,000        3,828,500
       Cognis GmbH, Term Loan C , 2.257%, 9/15/13 ..................       Germany         5,500,000        5,404,515
       Compass Minerals Group Inc., Term Loan, 1.76% - 1.80%,
          12/22/12 .................................................    United States      3,278,714        3,262,320
   (d) GenTek Holding LLC, Term Loan B, 7.00% - 8.25%, 10/29/14 ....    United States      6,064,800        6,129,239
       Hexion Specialty Chemicals BV,
          Tranche C-2B Term Loan, 4.063%, 5/03/15 ..................     Netherlands       4,341,280        4,191,145
          Tranche C-5B Term Loan, 4.063%, 5/03/15 ..................     Netherlands       1,167,000        1,108,650
       Hexion Specialty Chemicals Inc.,
          Tranche C-1B Term Loan, 4.063%, 5/03/15 ..................    United States      9,800,704        9,461,766
          Tranche C-4B Term Loan, 4.00%, 5/03/15 ...................    United States      1,222,725        1,179,930
       Nalco Co.,
          Term Loan, 6.50%, 5/13/16 ................................    United States      9,685,269        9,780,107
          Term Loan B, 2.063%, 11/04/10 ............................    United States        380,170          380,764
       Oxbow Carbon LLC, Term Loan B, 2.29%, 5/08/14 ...............    United States      3,975,258        3,904,450
       Polypore Inc., U.S. Term Loan, 2.53%, 7/03/14 ...............    United States      5,273,386        5,154,735
       Rockwood Specialties Group Inc., Term Loan H, 6.00%,
          5/15/14 ..................................................    United States      8,105,615        8,175,697
       Univar Inc., Opco Tranche B Term Loan, 3.273%, 10/10/14 .....    United States     10,104,882        9,945,731
                                                                                                       --------------
                                                                                                           81,616,143
                                                                                                       --------------
       SPECIALTY STORES 1.4%
       Bass Pro Group, Term Loan B, 5.75%, 4/12/15 .................    United States      8,360,000        8,387,864
   (d) Pilot Travel Centers LLC, Term Loan B, 5.50%, 12/15/15 ......    United States      6,800,000        6,860,717
       Savers Inc., Term Loan B, 5.75%, 3/11/16 ....................    United States      5,870,000        5,906,688
                                                                                                       --------------
                                                                                                           21,155,269
                                                                                                       --------------
       SYSTEMS SOFTWARE 0.4%
       Audatex North America Inc., Domestic Term Loan C, 2.063%,
          5/16/14 ..................................................    United States      1,193,117        1,175,718
       Intergraph Corp., Incremental Term B-1 Loan, 6.00%,
          5/29/14 ..................................................    United States      4,950,000        4,976,814
                                                                                                       --------------
                                                                                                            6,152,532
                                                                                                       --------------
       TRADING COMPANIES & DISTRIBUTORS 0.3%
       Ashtead Group PLC, Term Loan, 2.063%, 8/31/11 ...............   United Kingdom      2,891,854        2,877,395
       Interline Brands,
          Delayed Draw Term Loan, 2.038%, 6/23/13 ..................    United States      1,549,186        1,463,981
          Term Loan B, 2.013%, 6/23/13 .............................    United States        421,721          398,526
                                                                                                       --------------
                                                                                                            4,739,902
                                                                                                       --------------


                             82 | Semiannual Report

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        --------------   ------------   --------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       TRUCKING 0.2%
       Hertz Corp.,
          Credit Link, 0.271%, 12/21/12 ............................    United States   $    377,149   $      373,064
          Term Loan B, 2.01% - 2.02%, 12/21/12 .....................    United States      2,044,214        2,022,069
                                                                                                       --------------
                                                                                                            2,395,133
                                                                                                       --------------
       WIRELESS TELECOMMUNICATION SERVICES 2.6%
       Intelsat Corp. (PanAmSat),
          Tranche B-2-A, 2.792%, 1/03/14 ...........................    United States      7,054,934        6,929,821
          Tranche B-2-B, 2.792%, 1/03/14 ...........................    United States      7,052,768        6,927,695
          Tranche B-2-C, 2.792%, 1/03/14 ...........................    United States      7,052,768        6,927,695
       NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ....................    United States     13,579,365       13,672,723
       TowerCo Finance LLC, Term Loan, 6.00%, 11/24/14 .............    United States      6,593,974        6,665,406
                                                                                                       --------------
                                                                                                           41,123,340
                                                                                                       --------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $1,444,161,748) ....................................                                    1,478,921,710
                                                                                                       --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (COST $3,534,844) 0.2%
       OTHER DIVERSIFIED FINANCIAL SERVICES 0.2%
(b, g) Armstrong Loan Funding Ltd., 2008-1A, B, 144A,
          FRN, 1.249%, 8/10/16 .....................................   Cayman Islands      3,786,062        3,559,144
                                                                                                       --------------

                                                                                           SHARES
                                                                                        ------------
       COMMON STOCKS (COST $150,406) 0.0%(h)
       STEEL 0.0%(h)
(i, j) Copperweld Holding Co., B, Escrow Account ...................    United States          1,741          181,360
                                                                                                       --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $1,447,846,998) ....................................                                    1,482,662,214
                                                                                                       --------------

                                                                                          PRINCIPAL
                                                                                          AMOUNT(a)
                                                                                        ------------
       SHORT TERM INVESTMENTS 10.6%
(b, c) SENIOR FLOATING RATE INTERESTS (COST $3,411,719) 0.2%
       PAPER PACKAGING 0.2%
   (d) Smurfit-Stone Container Enterprises, CAM Exchange,
          4.50%, 1/11/11 ...........................................    United States   $  3,437,500        3,431,055
                                                                                                       --------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $1,451,258,717) ....................................                                    1,486,093,269
                                                                                                       --------------

                                                                                           SHARES
                                                                                        ------------
       MONEY MARKET FUNDS (COST $161,406,777) 10.4%
   (k) Institutional Fiduciary Trust Money Market Portfolio,
          0.00% ....................................................    United States    161,406,777      161,406,777
                                                                                                       --------------
       TOTAL INVESTMENTS (COST $1,612,665,494) 106.2% ..............                                    1,647,500,046
       OTHER ASSETS, LESS LIABILITIES (6.2)% .......................                                      (95,764,907)
                                                                                                       --------------
       NET ASSETS 100.0% ...........................................                                   $1,551,735,139
                                                                                                       --------------


                             Semiannual Report | 83

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

See Abbreviations on page 163.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  See Note 1(g) regarding senior floating rate interests.

(d)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(d).

(e)  See Note 8 regarding defaulted securities.

(f)  Income may be received in additional securities and/or cash.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the value of this security was $3,559,144, representing 0.23% of net assets.

(h)  Rounds to less than 0.1% of net assets.

(i) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2010, the value of this security was $181,360, representing 0.01% of net assets.

(j)  Non-income producing.

(k) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                 APRIL 30, 2010    ---------------------------------------------------
CLASS A                                            (UNAUDITED)       2009       2008       2007       2006     2005(a)
-------                                         ----------------   --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ........      $  10.19        $   9.58   $  9.89    $  9.79    $  9.77    $ 10.00
                                                   --------        --------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income ....................         0.130           0.347     0.334      0.398      0.346      0.263
   Net realized and unrealized gains
      (losses) ..............................         0.184           0.645    (0.273)     0.113      0.036     (0.186)
                                                   --------        --------   -------    -------    -------    -------
Total from investment operations ............         0.314           0.992     0.061      0.511      0.382      0.077
                                                   --------        --------   -------    -------    -------    -------
Less distributions from:
   Net investment income ....................        (0.162)         (0.382)   (0.371)    (0.411)    (0.362)    (0.307)
   Net realized gains .......................        (0.032)             --        --         --         --         --
                                                   --------        --------   -------    -------    -------    -------
Total distributions .........................        (0.194)         (0.382)   (0.371)    (0.411)    (0.362)    (0.307)
                                                   --------        --------   -------    -------    -------    -------
Redemption fees(c) ..........................            --              --        --(d)      --(d)      --(d)      --(d)
                                                   --------        --------   -------    -------    -------    -------
Net asset value, end of period ..............      $  10.31        $  10.19   $  9.58    $  9.89    $  9.79    $  9.77
                                                   ========        ========   =======    =======    =======    =======
Total return(e) .............................          3.12%          10.55%     0.56%      5.33%      3.99%      0.78%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates ...............................          1.06%           1.12%     1.48%      1.40%      1.37%      1.97%
Expenses net of waiver and payments by
   affiliates(g) ............................          0.90%           0.90%     0.90%      0.90%      0.90%      0.90%
Net investment income .......................          2.55%           3.04%     3.36%      3.97%      3.52%      2.68%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........      $243,319        $152,673   $35,181    $16,744    $11,722    $10,311
Portfolio turnover rate .....................         12.70%          53.06%   115.61%     82.95%     86.38%     79.69%
Portfolio turnover rate excluding
   mortgage dollar rolls(h) .................         12.70%          53.06%   108.45%     49.38%     86.38%     79.69%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.001 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                      YEAR ENDED
                                                SIX MONTHS ENDED      OCTOBER 31,
                                                 APRIL 30, 2010    -----------------
ADVISOR CLASS                                      (UNAUDITED)       2009    2008(a)
-------------                                   ----------------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ........       $ 10.20        $  9.59   $  9.98
                                                    -------        -------   -------
Income from investment operations(b):
   Net investment income ....................         0.124          0.011     0.132
   Net realized and unrealized gains
      (losses) ..............................         0.214          1.003    (0.357)
                                                    -------        -------   -------
Total from investment operations ............         0.338          1.014    (0.225)
                                                    -------        -------   -------
Less distributions from:
   Net investment income ....................        (0.176)        (0.404)   (0.165)
   Net realized gains .......................        (0.032)            --        --
                                                    -------        -------   -------
Total distributions .........................        (0.208)        (0.404)   (0.165)
                                                    -------        -------   -------
Redemption fees(c) ..........................            --             --        --(d)
                                                    -------        -------   -------
Net asset value, end of period ..............       $ 10.33        $ 10.20   $  9.59
                                                    =======        =======   =======
Total return(e) .............................          3.35%         10.80%    (2.28)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates ...............................          0.81%          0.87%     1.23%
Expenses net of waiver and payments by
   affiliates(g) ............................          0.65%          0.65%     0.65%
Net investment income .......................          2.80%          3.29%     3.61%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........       $ 9,454        $ 1,893   $    75
Portfolio turnover rate .....................         12.70%         53.06%   115.61%
Portfolio turnover rate excluding mortgage
   dollar rolls(h) ..........................         12.70%         53.06%   108.45%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.001 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             86 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY            SHARES               VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       PREFERRED STOCKS (COST $104,200) 0.0%(a)
       BANKS 0.0%(a)
   (b) Freddie Mac, 8.375%, pfd., Z...................................   United States              4,000       $       6,440
                                                                                                                -------------

                                                                                          PRINCIPAL AMOUNT(c)
                                                                                          -------------------
       CORPORATE BONDS 22.1%
       AUTOMOBILES & COMPONENTS 0.1%
       Ford Motor Credit Co. LLC, senior note, 7.50%, 8/01/12 ........    United States           400,000             413,661
                                                                                                                -------------
       BANKS 2.8%
       Barclays Bank PLC, senior note, 5.20%, 7/10/14 ................   United Kingdom           400,000             429,424
       BB&T Corp., senior note, 5.70%, 4/30/14 .......................    United States           500,000             549,868
   (d) Commonwealth Bank of Australia, senior note, 144A, 3.75%,
          10/15/14 ...................................................     Australia            1,000,000           1,022,853
       PNC Funding Corp., senior note, 5.40%, 6/10/14 ................    United States           750,000             813,882
       Regions Financial Corp., senior note, 7.75%, 11/10/14 .........    United States           500,000             540,448
   (d) Royal Bank of Scotland PLC, senior note, 144A, 4.875%,
          8/25/14 ....................................................   United Kingdom           750,000             768,103
   (e) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ..............    United States           100,000             104,500
   (e) Wells Fargo Capital XV, pfd., 9.75%, Perpetual ................    United States           150,000             168,750
       Western Corporate Federal Credit Union, senior note, 1.75%,
          11/02/12 ...................................................    United States         2,000,000           2,018,151
       Westpac Banking Corp., senior note, 4.20%, 2/27/15 ............      Australia             750,000             782,692
                                                                                                                -------------
                                                                                                                    7,198,671
                                                                                                                -------------
       CAPITAL GOODS 0.9%
       Case New Holland Inc., senior note, 7.125%, 3/01/14 ...........    United States           200,000             205,500
       Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ............    United States           100,000              95,500
       Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%,
          4/15/14 ....................................................    United States           300,000             368,141
       John Deere Capital Corp.,
          5.25%, 10/01/12 ............................................    United States           250,000             272,345
   (f) senior note, FRN, 1.004%, 6/10/11 .............................    United States           300,000             301,724
   (d) Libbey Glass Inc., senior secured note, 144A, 10.00%,
          2/15/15 ....................................................    United States           100,000             106,125
       Northrop Grumman Corp., senior note, 3.70%, 8/01/14 ...........    United States           750,000             776,108
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .......    United States           200,000             206,500
                                                                                                                -------------
                                                                                                                    2,331,943
                                                                                                                -------------
       CONSUMER DURABLES & APPAREL 0.5%
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..........    United States           200,000             201,750
       Standard Pacific Corp., senior note, 7.75%, 3/15/13 ...........    United States         1,000,000           1,015,000
                                                                                                                -------------
                                                                                                                    1,216,750
                                                                                                                -------------
       CONSUMER SERVICES 2.1%
       Host Hotels & Resorts LP, senior note, K, 7.125%, 11/01/13 ....    United States           200,000             204,500
   (d) Shingle Springs Tribal Gaming, senior note, 144A, 9.375%,
          6/15/15 ....................................................    United States           100,000              85,500
       Starwood Hotels & Resorts Worldwide Inc., senior note, 6.25%,
          2/15/13 ....................................................    United States         1,000,000           1,062,500
   (g) Station Casinos Inc., senior note, 7.75%, 8/15/16 .............    United States           100,000               6,062
       Wendy's International Inc., senior note,
          6.25%, 11/15/11 ............................................    United States         1,000,000           1,041,250
          6.20%, 6/15/14 .............................................    United States         2,000,000           2,065,000
       Yum! Brands Inc., senior note, 4.25%, 9/15/15 .................    United States           750,000             780,991
                                                                                                                -------------
                                                                                                                    5,245,803
                                                                                                                -------------


                             Semiannual Report | 87

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                              COUNTRY       PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       CORPORATE BONDS (CONTINUED)
       DIVERSIFIED FINANCIALS 4.6%
       American Express Credit Corp., senior note, 5.125%, 8/25/14 ...    United States           750,000       $     807,196
       Bank of America Corp.,
          4.50%, 4/01/15 .............................................    United States         1,000,000           1,010,261
       senior note, L, 7.375%, 5/15/14 ...............................    United States           500,000             563,667
   (f) The Bear Stearns Cos. LLC, FRN, 0.704%, 7/19/10 ...............    United States           300,000             300,375
       Capital One Financial Corp., senior note, 7.375%, 5/23/14 .....    United States           400,000             462,717
   (f) Caterpillar Financial Services Corp., senior note, FRN, 1.035%,
          6/24/11 ....................................................    United States           300,000             302,626
       Citigroup Inc., senior note, 5.50%, 10/15/14 ..................    United States         1,000,000           1,039,849
       Deutsche Bank AG, 4.875%, 5/20/13 .............................       Germany              200,000             213,240
       General Electric Capital Corp.,
          5.90%, 5/13/14 .............................................    United States           500,000             554,082
   (f) FRN, 0.405%, 10/21/10 .........................................    United States            18,000              18,006
       GMAC Inc., senior note, 6.875%,
          9/15/11 ....................................................    United States         1,231,000           1,258,697
          8/28/12 ....................................................    United States           100,000             102,375
       The Goldman Sachs Group Inc.,
          5.125%, 1/15/15 ............................................    United States         1,000,000           1,034,033
          senior note, 3.625%, 8/01/12 ...............................    United States           750,000             764,506
       JPMorgan Chase & Co., senior note, 4.65%, 6/01/14 .............    United States           750,000             799,287
(f, g) Lehman Brothers Holdings Inc., senior note, FRN, 3.005%,
          7/18/11 ....................................................    United States           200,000              44,250
       Morgan Stanley Dean Witter & Co., 5.30%, 3/01/13 ..............    United States           200,000             211,682
       Morgan Stanley, senior note, 6.00%, 5/13/14 ...................    United States           500,000             538,342
       PHH Corp., senior note, 7.125%, 3/01/13 .......................    United States         1,000,000           1,000,000
   (d) Pricoa Global Funding I, 144A, 5.45%, 6/11/14 .................    United States           500,000             539,773
                                                                                                                -------------
                                                                                                                   11,564,964
                                                                                                                -------------
       ENERGY 1.9%
       Anadarko Petroleum Corp., senior note, 5.75%, 6/15/14 .........    United States           500,000             549,845
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 .............    United States           200,000             222,500
       BP Capital Markets PLC, senior note, 3.625%, 5/08/14 ..........   United Kingdom           600,000             626,415
       ConocoPhillips, 4.75%, 2/01/14 ................................    United States           100,000             109,036
       El Paso Corp., senior note, 12.00%, 12/12/13 ..................    United States           200,000             239,014
   (d) Gazprom, secured note, 144A, 7.51%, 7/31/13 ...................       Russia               100,000             108,959
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .........    United States           300,000             305,250
       Petrohawk Energy Corp., senior note, 10.50%, 8/01/14 ..........    United States           200,000             222,000
       Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11 ....      Venezuela           1,010,000             877,437
       Valero Energy Corp., senior note, 6.875%, 4/15/12 .............    United States           500,000             543,367
   (d) Woodside Finance Ltd., 144A, 4.50%, 11/10/14 ..................      Australia           1,000,000           1,035,986
                                                                                                                -------------
                                                                                                                    4,839,809
                                                                                                                -------------
       FOOD & STAPLES RETAILING 0.2%
       Wal-Mart Stores Inc., 3.20%, 5/15/14 ..........................    United States           500,000             518,246
                                                                                                                -------------
       FOOD, BEVERAGE & TOBACCO 0.9%
       Altria Group Inc., 7.75%, 2/06/14 .............................    United States           100,000             115,365
   (d) Anheuser-Busch InBev NV, senior note, 144A, 7.20%, 1/15/14 ....    United States           100,000             115,206


                             88 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       CORPORATE BONDS (CONTINUED)
       FOOD, BEVERAGE & TOBACCO (CONTINUED)
       Bunge Ltd. Finance Co., senior note, 7.80%, 10/15/12 ..........    United States           500,000       $     557,465
   (d) Cargill Inc., 144A, 5.20%, 1/22/13 ............................    United States           500,000             533,230
       ConAgra Foods Inc., 5.875%, 4/15/14 ...........................    United States           300,000             333,517
   (d) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..............    United States           200,000             231,500
       Kraft Foods Inc., senior note, 2.625%, 5/08/13 ................    United States           500,000             511,595
                                                                                                                -------------
                                                                                                                    2,397,878
                                                                                                                -------------
       HEALTH CARE EQUIPMENT & SERVICES 0.6%
       CareFusion Corp., senior note, 5.125%, 8/01/14 ................    United States           750,000             803,233
       Express Scripts Inc., senior note, 5.25%, 6/15/12 .............    United States           500,000             535,879
       Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11 ......       Germany              200,000             211,000
                                                                                                                -------------
                                                                                                                    1,550,112
                                                                                                                -------------
       INSURANCE 0.7%
       Berkshire Hathaway Finance Corp., senior note, 4.00%,
          4/15/12 ....................................................    United States           400,000             422,260
       Marsh & McLennan Cos. Inc., senior note, 5.15%, 9/15/10 .......    United States           500,000             507,036
   (d) Metropolitan Life Global Funding I,
          144A, 2.875%, 9/17/12 ......................................    United States           500,000             509,954
          senior secured note, 144A, 5.125%, 4/10/13 .................    United States           250,000             270,232
                                                                                                                -------------
                                                                                                                    1,709,482
                                                                                                                -------------
       MATERIALS 0.9%
   (d) Anglo American Capital PLC, senior note, 144A, 9.375%,
          4/08/14 ....................................................   United Kingdom           400,000             485,728
       The Dow Chemical Co., senior note, 4.85%, 8/15/12 .............    United States           750,000             793,474
       Huntsman International LLC, senior sub. note, 7.875%,
          11/15/14 ...................................................    United States           200,000             204,000
       NewPage Corp., senior secured note, 11.375%, 12/31/14 .........    United States           200,000             206,500
       Novelis Inc., senior note, 7.25%, 2/15/15 .....................       Canada               200,000             198,000
       Solo Cup Co.,
          senior secured note, 10.50%, 11/01/13 ......................    United States           100,000             107,000
          senior sub. note, 8.50%, 2/15/14 ...........................    United States           100,000             101,000
       Teck Resources Ltd., senior note, 9.75%, 5/15/14 ..............       Canada               100,000             122,000
                                                                                                                -------------
                                                                                                                    2,217,702
                                                                                                                -------------
       MEDIA 0.8%
       Belo Corp., senior note, 6.75%, 5/30/13 .......................    United States         1,000,000           1,022,500
   (d) CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%,
          11/30/16 ...................................................    United States            36,669              44,186
   (d) Lamar Media Corp., senior sub. note, 144A, 7.875%, 4/15/18 ....    United States           100,000             102,750
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ........    United States           200,000             199,000
   (d) Univision Communications Inc., senior secured note, 144A,
          12.00%, 7/01/14 ............................................    United States           200,000             222,000
       Viacom Inc., 4.375%, 9/15/14 ..................................    United States           350,000             367,857
                                                                                                                -------------
                                                                                                                    1,958,293
                                                                                                                -------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.8%
       Merck & Co Inc., senior note, 1.875%, 6/30/11 .................    United States           700,000             709,517
       Pfizer Inc., senior note, 4.45%, 3/15/12 ......................    United States           250,000             264,894
   (d) Roche Holdings Inc., senior note, 144A, 4.50%, 3/01/12 ........     Switzerland            250,000             264,386
       Watson Pharmaceuticals Inc., senior note, 5.00%, 8/15/14 ......    United States           750,000             789,268
                                                                                                                -------------
                                                                                                                    2,028,065
                                                                                                                -------------


                             Semiannual Report | 89

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                              COUNTRY       PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       CORPORATE BONDS (CONTINUED)
       REAL ESTATE 1.2%
   (d) Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14 ...........      Australia             750,000       $     829,625
       Duke Realty LP, senior note, 7.375%, 2/15/15 ..................    United States           400,000             444,978
       FelCor Lodging LP, senior secured note, 10.00%, 10/01/14 ......    United States           100,000             105,000
       HCP Inc., senior note, F, 4.875%, 9/15/10 .....................    United States           750,000             757,905
   (d) WEA Finance/WT Finance Australia, 144A, 5.75%, 9/02/15 ........    United States           750,000             811,819
                                                                                                                -------------
                                                                                                                    2,949,327
                                                                                                                -------------
       RETAILING 0.2%
(d, f) Edcon Proprietary Ltd., senior secured note, 144A, FRN, 3.90%,
          6/15/14 ....................................................    South Africa            200,000 EUR         208,689
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ...........    United States           200,000             213,000
                                                                                                                -------------
                                                                                                                      421,689
                                                                                                                -------------
       SOFTWARE & SERVICES 0.3%
       Oracle Corp., senior note, 3.75%, 7/08/14 .....................    United States           500,000             525,329
       SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 .......    United States           200,000             206,250
                                                                                                                -------------
                                                                                                                      731,579
                                                                                                                -------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.2%
       Hewlett-Packard Co., senior note, 2.95%, 8/15/12 ..............    United States           500,000             517,600
                                                                                                                -------------
       TELECOMMUNICATION SERVICES 1.0%
       AT&T Inc., 4.95%, 1/15/13 .....................................    United States           100,000             107,933
       Cellco Partnership/Verizon Wireless, senior note, 5.25%,
          2/01/12 ....................................................    United States           200,000             213,364
   (d) Digicel SA, senior note, 144A, 12.00%, 4/01/14 ................       Jamaica              200,000             230,000
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ..........    United States           200,000             208,500
       Millicom International Cellular SA, senior note, 10.00%,
          12/01/13 ...................................................     Luxembourg             200,000             208,500
   (d) New Communications Holdings, senior note, 144A, 7.875%,
          4/15/15 ....................................................    United States           200,000             207,500
   (f) Telecom Italia Capital SA, senior note, FRN, 0.914%, 7/18/11 ..        Italy               300,000             298,767
       Telefonica Europe BV, 7.75%, 9/15/10 ..........................    Netherlands             200,000             204,267
       Telefonica SA, senior note, 4.949%, 1/15/15 ...................       Spain                500,000             530,777
       Verizon New England Inc., senior note, 6.50%, 9/15/11 .........    United States           200,000             212,723
       Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 ........    United States           200,000             217,554
                                                                                                                -------------
                                                                                                                    2,639,885
                                                                                                                -------------
       TRANSPORTATION 0.1%
   (d) Delta Air Lines Inc., senior secured note, 144A, 9.50%,
          9/15/14 ....................................................    United States           200,000             214,500
                                                                                                                -------------
       UTILITIES 1.3%
       Ameren Corp., senior note, 8.875%, 5/15/14 ....................    United States           500,000             584,489
       Duke Energy Corp., senior note, 6.30%, 2/01/14 ................    United States           750,000             842,699
       Midamerican Energy Holdings Co., senior note, 3.15%, 7/15/12 ..    United States           700,000             721,027
       NRG Energy Inc., senior note, 7.25%, 2/01/14 ..................    United States           200,000             203,250
       PG&E Corp., senior note, 5.75%, 4/01/14 .......................    United States           500,000             550,033
   (f) Southern Co., senior note, 2008A, FRN, 0.951%, 8/20/10 ........    United States           300,000             300,630
                                                                                                                -------------
                                                                                                                    3,202,128
                                                                                                                -------------
      TOTAL CORPORATE BONDS (COST $52,967,171)                                                                     55,868,087
                                                                                                                -------------


                             90 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                              COUNTRY       PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       CONVERTIBLE BONDS (COST $34,110) 0.0%(a)
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.0%(a)
       PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 ...........    United States            30,000       $      34,200
                                                                                                                -------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES 3.8%
       BANKS 1.3%
       Banc of America Commercial Mortgage Inc.,
   (f) 2006-3, AM, FRN, 5.812%, 7/10/44 ..............................    United States           164,000             147,843
       2006-4, AM, 5.675%, 7/10/46 ...................................    United States           710,000             643,565
   (f) Capital One Auto Finance Trust, 2006-C, A4, FRN, 0.284%,
          5/15/13 ....................................................    United States            74,304              73,795
   (f) Countrywide Asset-Backed Certificates,
          2001-BC3, A, FRN, 0.743%, 12/25/31 .........................    United States             2,482               1,270
          2002-3, 1A1, FRN, 1.003%, 5/25/32 ..........................    United States             1,795               1,586
       FNMA, G93-33, K, 7.00%, 9/25/23 ...............................    United States            11,992              13,057
   (f) FHLMC, 2996, FK, FRN, 0.504%, 6/15/35 .........................    United States           123,663             123,493
          Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
          5.317%, 6/10/36 ............................................    United States           126,000             133,369
(d, f) Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A,
          FRN, 0.334%, 6/15/20 .......................................    United States         2,341,418           2,081,064
                                                                                                                -------------
                                                                                                                    3,219,042
                                                                                                                -------------
       DIVERSIFIED FINANCIALS 2.5%
   (f) Advanta Business Card Master Trust,
          2005-A2, A2, FRN, 0.386%, 5/20/13 ..........................    United States            91,205              90,190
          2007-A4, A4, FRN, 0.286%, 4/22/13 ..........................    United States           182,410             180,379
   (f) Capital One Multi-Asset Execution Trust, 2007-A6, A6, FRN,
          0.324%, 5/15/13 ............................................    United States         1,391,000           1,390,875
   (f) Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
          2A2, FRN, 0.763%, 2/25/35 ..................................    United States            31,205              22,470
   (f) Chase Issuance Trust, 2007-A9, A9, FRN, 0.284%, 6/16/14 .......    United States           500,000             498,144
(d, f) JPMorgan Chase Commercial Mortgage Securities Corp., 2007-FL1A,
           A1, 144A, FRN, 0.629%, 7/15/19 ............................    United States         2,523,947           2,196,591
   (f) MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN, 0.294%,
          11/15/12 ...................................................    United States         2,000,000           1,999,845
                                                                                                                -------------
                                                                                                                    6,378,494
                                                                                                                -------------
       REAL ESTATE 0.0%(a)
   (f) Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B,
          FRN, 0.373%, 9/25/37 .......................................    United States           119,965              87,789
                                                                                                                -------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES (COST $9,561,752)                                                                 9,685,325
                                                                                                                -------------
       MORTGAGE-BACKED SECURITIES 9.1%
   (f) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.9%
       FHLMC, 2.733%, 12/01/34 .......................................    United States            72,385              75,295
       FHLMC, 3.324%, 11/01/35 .......................................    United States           767,275             797,485
       FHLMC, 3.34%, 10/01/33 ........................................    United States            51,441              53,802
       FHLMC, 4.642%, 6/01/35 ........................................    United States         1,298,992           1,339,416
                                                                                                                -------------
                                                                                                                    2,265,998
                                                                                                                -------------


                             Semiannual Report | 91

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       MORTGAGE-BACKED SECURITIES (CONTINUED).........................
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 2.3%
       FHLMC Gold 15 Year, 5.00%, 10/01/23.............................   United States         1,899,444       $   2,010,551
       FHLMC Gold 15 Year, 6.00%, 6/01/23..............................   United States           453,192             488,403
       FHLMC Gold 30 Year, 5.00%, 1/01/39..............................   United States         3,014,374           3,128,732
                                                                                                                -------------
                                                                                                                    5,627,686
                                                                                                                -------------
   (f) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 5.0%
       FNMA, 1.898%,4/01/34............................................   United States            12,595              12,953
       FNMA, 1.953%,6/01/34............................................   United States            33,035              33,849
       FNMA, 2.037%,1/01/35............................................   United States         1,203,925           1,226,385
       FNMA, 2.05%, 8/01/34............................................   United States            92,206              94,937
       FNMA, 2.055%,3/01/33............................................   United States            54,314              55,401
       FNMA, 2.105%,11/01/34...........................................   United States            11,346              11,533
       FNMA, 2.207%,7/01/34............................................   United States            42,341              43,486
       FNMA, 2.261%,4/01/33............................................   United States            16,433              16,841
       FNMA, 2.415%,3/01/34............................................   United States            25,650              26,522
       FNMA, 2.429%,3/01/35............................................   United States           130,838             135,098
       FNMA, 2.514%,2/01/35............................................   United States            67,088              69,893
       FNMA, 2.55%, 12/01/34...........................................   United States             5,524               5,771
       FNMA, 2.568%,5/01/33............................................   United States            24,528              25,126
       FNMA, 2.622%,8/01/34............................................   United States            15,341              15,895
       FNMA, 2.641%,1/01/35............................................   United States           653,130             675,508
       FNMA, 2.76%, 4/01/33............................................   United States            96,016              98,833
       FNMA, 2.773%,1/01/33............................................   United States            12,438              12,926
       FNMA, 2.844%,3/01/35............................................   United States         1,621,782           1,690,416
       FNMA, 2.895%,4/01/35............................................   United States            22,100              22,249
       FNMA, 2.928%,2/01/34............................................   United States            33,164              34,396
       FNMA, 3.087%,1/01/35............................................   United States            24,601              25,680
       FNMA, 3.087%,11/01/36...........................................   United States           226,408             235,933
       FNMA, 3.096%,11/01/33...........................................   United States         1,470,238           1,526,759
       FNMA, 3.148%,5/01/34............................................   United States           866,605             899,121
       FNMA, 3.334%,9/01/34............................................   United States           597,187             619,474
       FNMA, 3.351%,11/01/32...........................................   United States            47,887              50,005
       FNMA, 3.80%, 12/01/33...........................................   United States           123,743             127,834
       FNMA, 4.104%,8/01/33............................................   United States           111,515             115,483
       FNMA, 5.017%,9/01/35............................................   United States           688,201             716,665
       FNMA, 5.537%,2/01/36............................................   United States         3,787,606           3,975,601
                                                                                                                -------------
                                                                                                                   12,600,573
                                                                                                                -------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.9%
       FNMA 15 Year, 4.50%, 1/01/24....................................   United States         1,524,337           1,586,962
       FNMA 30 Year, 5.00%, 3/01/38....................................   United States           717,983             744,436
       FNMA 30 Year, 9.00%, 12/01/20...................................   United States               181                 198
                                                                                                                -------------
                                                                                                                    2,331,596
                                                                                                                -------------
   (f) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.0%(a)
       GNMA, 3.625%, 8/20/26 - 9/20/26.................................   United States            38,296              39,516
       GNMA, 4.375%, 4/20/26...........................................   United States            25,941              26,897
                                                                                                                -------------
                                                                                                                       66,413
                                                                                                                -------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $22,399,982)                                                         22,892,266
                                                                                                                -------------


                             92 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 10.5%
(f, h) Government of Argentina, senior bond, FRN, 0.389%, 8/03/12 ....      Argentina              30,000       $      10,155
       Government of Australia, TB123, 5.75%, 4/15/12 ................      Australia           2,810,000 AUD       2,635,853
       Government of Hungary, 6.75%, 7/28/14 .........................       Hungary              300,000 EUR         441,342
       Government of Indonesia,
          FR36, 11.50%, 9/15/19 ......................................      Indonesia         165,000,000 IDR          21,790
          FR51, 11.25%, 5/15/14 ......................................      Indonesia      17,100,000,000 IDR       2,116,823
       Government of Israel, 2680, 7.00%, 4/29/11 ....................       Israel               730,000 ILS         205,002
       Government of Korea, senior note, 5.75%, 4/16/14 ..............     South Korea            210,000             230,858
   (d) Government of Lithuania, 144A, 6.75%, 1/15/15 .................      Lithuania             250,000             270,325
       Government of Malaysia,
          3.756%, 4/28/11 ............................................      Malaysia            5,310,000 MYR       1,686,438
          3.833%, 9/28/11 ............................................      Malaysia            2,065,000 MYR         658,444
       Government of Mexico, MI10, 8.00%, 12/19/13 ...................       Mexico                38,350(i)MXN       330,123
       Government of Norway, 6.00%, 5/16/11 ..........................       Norway               865,000 NOK         152,212
       Government of Poland,
          4.75%, 4/25/12 .............................................       Poland               760,000 PLN         259,544
          5.00%, 10/24/13 ............................................       Poland               370,000 PLN         126,077
          5.75%, 4/25/14 .............................................       Poland             4,595,000 PLN       1,598,838
       Government of Sri Lanka, A,
          12.00%, 7/15/11 ............................................      Sri Lanka             960,000 LKR           8,650
          8.50%, 1/15/13 .............................................      Sri Lanka           3,400,000 LKR          28,537
          13.50%, 2/01/13 ............................................      Sri Lanka           3,900,000 LKR          36,873
          11.25%, 7/15/14 ............................................      Sri Lanka          11,700,000 LKR         103,373
          11.00%, 8/01/15 ............................................      Sri Lanka          13,400,000 LKR         115,844
       Government of Sweden,
          5.25%, 3/15/11 .............................................       Sweden             6,870,000 SEK         986,122
          5.50%, 10/08/12 ............................................       Sweden            13,460,000 SEK       2,040,174
       Government of Venezuela,
          10.75%, 9/19/13 ............................................      Venezuela              35,000              34,083
   (j) senior bond, Reg S, 5.375%, 8/07/10 ...........................      Venezuela              20,000              19,880
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ..................................     South Korea      7,400,000,000 KRW       6,750,602
          0475-1112, 4.75%, 12/10/11 .................................     South Korea         95,000,000 KRW          87,731
       New South Wales Treasury Corp., 6.00%, 5/01/12 ................      Australia           2,180,000 AUD       2,041,816
       Nota Do Tesouro Nacional,
          10.00%, 1/01/12 ............................................       Brazil                 3,400(k) BRL    1,890,807
          10.00%, 1/01/13 ............................................       Brazil                   700(k) BRL      379,942
   (l) Index Linked, 6.00%, 5/15/17 ..................................       Brazil                   150(k) BRL      160,993
(d, f) Societe Financement de l'Economie Francaise, senior bond,
       144A, FRN,
          0.504%, 7/16/12 ............................................       France             1,000,000           1,003,387
                                                                                                                -------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $25,639,633) .........................................                                             26,432,638
                                                                                                                -------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 45.2%
       Bank of America Corp., FDIC Guaranteed, 2.375%, 6/22/12 .......    United States         1,500,000           1,537,612
       FHLB,
          4.875%, 5/14/10 ............................................    United States           500,000             500,715
          3.50%, 7/16/10 .............................................    United States         1,000,000           1,006,798
          2.25% 4/13/12 ..............................................    United States         3,500,000           3,579,338
          5.75%, 5/15/12 .............................................    United States           600,000             655,801


                             Semiannual Report | 93

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       FHLMC,
          2.375%, 5/28/10 ............................................    United States           700,000       $     701,058
          2.875%, 6/28/10 ............................................    United States         1,000,000           1,004,152
          4.125%, 7/12/10 ............................................    United States           400,000             403,010
          5.125%, 8/23/10 ............................................    United States           600,000             608,992
          5.125%, 7/15/12 ............................................    United States         1,000,000           1,085,715
          5.50%, 8/20/12 .............................................    United States         1,200,000           1,312,715
          3.50%, 5/29/13 .............................................    United States           500,000             526,803
          4.50%, 1/15/14 .............................................    United States         2,000,000           2,170,518
          senior note, 2.50%, 4/23/14 ................................    United States         3,000,000           3,035,928
       FNMA,
          7.125%, 6/15/10 ............................................    United States           200,000             201,627
          3.00%, 7/12/10 .............................................    United States         1,000,000           1,005,371
          4.25%, 8/15/10 .............................................    United States           750,000             758,608
          4.375%, 9/13/10 ............................................    United States           300,000             304,546
          2.875%, 10/12/10 ...........................................    United States         3,600,000           3,641,688
          6.625%, 11/15/10 ...........................................    United States           800,000             826,685
          5.00%, 10/15/11 ............................................    United States            50,000              53,033
          0.875%, 1/12/12 ............................................    United States         4,000,000           3,994,116
          1.00%, 4/04/12 .............................................    United States         3,300,000           3,296,584
          1.25%, 6/22/12 .............................................    United States         2,000,000           2,002,458
          1.75%, 5/07/13 .............................................    United States         3,900,000           3,907,422
       U.S. Treasury Note,
          5.125%, 6/30/11 ............................................    United States         3,000,000           3,160,899
          4.875%, 7/31/11 ............................................    United States         3,000,000           3,162,072
          4.50%, 11/30/11 ............................................    United States         4,000,000           4,237,968
          1.00%, 12/31/11 ............................................    United States         5,000,000           5,017,385
          1.375%, 2/15/12 ............................................    United States         4,000,000           4,037,188
          4.50%, 4/30/12 .............................................    United States         4,500,000           4,817,461
          4.75%, 5/31/12 .............................................    United States         7,500,000           8,081,250
          4.875%, 6/30/12 ............................................    United States         6,000,000           6,494,064
          1.75%, 8/15/12 .............................................    United States         7,500,000           7,611,915
          1.25%, 10/15/12 ............................................    United States         4,000,000           4,016,876
          1.375%, 2/15/13 ............................................    United States         4,000,000           3,997,500
          2.75%, 2/28/13 .............................................    United States         4,000,000           4,151,252
          3.125%, 4/30/13 ............................................    United States         3,000,000           3,145,782
          2.75%, 10/31/13 ............................................    United States         4,200,000           4,341,095
          1.75%, 3/31/14 .............................................    United States         5,300,000           5,256,111
          2.375%, 1/31/15 ............................................    United States         4,000,000           3,985,640
   (m) Index Linked, 3.00%, 7/15/12 ..................................    United States           602,723             652,777
                                                                                                                -------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
   (COST $113,614,625) ...............................................                                            114,288,528
                                                                                                                -------------


                             94 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
(f, n) SENIOR FLOATING RATE INTERESTS 2.3%
       CAPITAL GOODS 0.2%
       BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 ................    United States            25,620       $      25,866
       RBS Global Inc. (Rexnord),
          Incremental Tranche B-2, 2.563%, 7/22/13 ...................    United States             9,032               8,724
          Tranche B-1 Term Loan B, 2.813%, 7/22/13 ...................    United States           459,428             449,665
       TransDigm Inc., Term Loan B, 2.278%, 6/23/13 ..................    United States            86,116              85,003
                                                                                                                -------------
                                                                                                                      569,258
                                                                                                                -------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.1%
       ARAMARK Corp.,
          Extended Synthetic L/C, 0.142%, 7/26/16 ....................    United States             5,305               5,281
          Synthetic L/C, 2.167%, 1/26/14 .............................    United States             2,944               2,897
          Term Loan B, 2.165%, 1/26/14 ...............................    United States            44,769              44,057
          Term Loan B Extended, 3.54%, 7/26/16 .......................    United States            80,643              80,286
       Diversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15 ....    United States            98,561              99,424
       Duratek Inc. (EnergySolutions), Term Loan B, 4.03%, 6/07/13 ...    United States            11,438              11,299
       EnergySolutions LLC,
          Synthetic A Deposit, 4.02%, 6/07/13 ........................    United States               457                 452
          Synthetic L/C, 4.02%, 6/07/13 ..............................    United States             1,699               1,678
          Term Loan B, 4.03%, 6/07/13 ................................    United States            23,840              23,552
                                                                                                                -------------
                                                                                                                      268,926
                                                                                                                -------------
       CONSUMER DURABLES & APPAREL 0.1%
       Jarden Corp.,
          Term Loan B1, 2.04%, 1/24/12 ...............................    United States             2,447               2,440
          Term Loan B2, 2.04%, 1/24/12 ...............................    United States             7,344               7,318
          Term Loan B4, 3.54%, 1/26/15 ...............................    United States           116,536             117,077
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.251%,
          10/04/11 ...................................................    United States            44,050              43,802
                                                                                                                -------------
                                                                                                                      170,637
                                                                                                                -------------
       CONSUMER SERVICES 0.2%
       Education Management LLC, Term Loan C, 2.063%, 6/01/13 ........    United States           291,316             285,592
       Penn National Gaming Inc., Term Loan B, 2.00% - 2.07%,
          10/03/12 ...................................................    United States           123,754             122,697
                                                                                                                -------------
                                                                                                                      408,289
                                                                                                                -------------
       FOOD & STAPLES RETAILING 0.1%
       SUPERVALU Inc.,
          Term Loan B, 1.523%, 6/02/12 ...............................    United States            41,112              40,604
          Term Loan B-2, 3.023%, 10/15/15 ............................    United States            72,821              72,662
       Wm. Wrigley Jr. Co.,
          Term Loan B1, 3.063%, 12/17/12 .............................    United States           113,723             114,576
          Term Loan B2, 3.313%, 10/06/14 .............................    United States           159,071             160,264
                                                                                                                -------------
                                                                                                                      388,106
                                                                                                                -------------
       FOOD, BEVERAGE & TOBACCO 0.1%
       Constellation Brands Inc.,
          Extended Term Loan B, 3.00%, 6/05/15 .......................    United States             2,523               2,546
          Term Loan B, 1.75%, 6/05/13 ................................    United States            52,416              52,037
       Dean Foods Co., Term Loan B, 1.675%, 4/02/14 ..................    United States            91,833              90,053
                                                                                                                -------------
                                                                                                                      144,636
                                                                                                                -------------


                             Semiannual Report | 95

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
(f, n) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES 0.4%
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.502%, 7/25/14 ....................    United States            22,614       $      22,013
          Term Loan, 2.502%, 7/25/14 .................................    United States           441,600             429,869
       DaVita Inc., Term Loan B-1, 1.75% - 1.80%, 10/05/12 ...........    United States            15,598              15,455
       DJO Finance LLC, Term Loan B, 3.273%, 5/20/14 .................    United States           188,478             183,844
       Fresenius Medical Care Holdings Inc., Term Loan B, 1.631% -
          1.665%, 3/31/13 ............................................       Germany               53,725              53,020
       HCA Inc.,
          Term Loan B-1, 2.54%, 11/18/13 .............................    United States            65,972              64,286
          Tranche B-2 Term Loan, 3.54%, 3/31/17 ......................    United States           158,214             157,390
       LifePoint Hospitals Inc., Term B-2 Loan, 3.01%, 4/15/15 .......    United States           100,270             100,003
                                                                                                                -------------
                                                                                                                    1,025,880
                                                                                                                -------------
       MATERIALS 0.2%
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.042%,
          4/02/14 ....................................................    United States           161,358             158,424
       Georgia-Pacific LLC, Term Loan C, 3.504% - 3.588%, 12/23/14 ...    United States           115,429             115,835
       Nalco Co.,
          Term Loan, 6.50%, 5/13/16 ..................................    United States            91,968              92,869
          Term Loan B, 2.063%, 11/04/10 ..............................    United States            15,639              15,664
       Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14 ..    United States           220,169             222,072
                                                                                                                -------------
                                                                                                                      604,864
                                                                                                                -------------
       MEDIA 0.3%
       Cinemark USA Inc., Extended Term Loan, 3.50% - 3.56%,
          4/30/16 ....................................................    United States           284,770             285,160
   (o) CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2,
          2.004%, 3/29/16 ............................................    United States           200,103             200,429
       DIRECTV Holdings LLC, Term Loan B, 1.773%, 4/13/13 ............    United States             9,605               9,621
       Discovery Communications Inc.,
          Term Loan B, 2.29%, 5/14/14 ................................    United States            38,044              38,074
       (o) Term Loan C, 5.25%, 5/14/14 ...............................    United States            27,352              27,629
       Regal Cinemas Corp., Term Loan, 3.79%, 11/17/16 ...............    United States           119,271             119,712
       UPC Financing Partnership, Term Loan T, 3.93%, 12/31/16 .......     Netherlands             57,989              57,365
                                                                                                                -------------
                                                                                                                      737,990
                                                                                                                -------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
       Mylan Inc., Term Loan B, 3.563%, 10/02/14 .....................    United States           265,869             265,960
                                                                                                                -------------
       RETAILING 0.1%
       Dollar General Corp., Tranche B-1 Term Loan, 3.006% - 3.088%,
          7/07/14 ....................................................    United States           148,827             146,941
                                                                                                                -------------
       SOFTWARE & SERVICES 0.0%(a)
       Lender Processing Services Inc., Term Loan B, 2.773%,
          7/02/14 ....................................................    United States            39,508              39,673
       SunGard Data Systems Inc., Tranche B U.S. Term Loan,
          3.874% - 3.895%, 2/28/16 ...................................    United States            44,277              44,099
                                                                                                                -------------
                                                                                                                       83,772
                                                                                                                -------------


                             96 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
       ---------------------------------------                           --------------   -------------------   -------------
(f, n) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       TECHNOLOGY HARDWARE & EQUIPMENT 0.0%(a)
       Flextronics International USA Inc.,
          A Closing Date Loan, 2.541% - 2.554%, 10/01/14 .............    United States            31,550       $      30,474
          A-1-A Delayed Draw Term Loan, 2.553%, 10/01/14 .............    United States             3,330               3,216
          A-1-B Delayed Draw Term Loan, 2.54%, 10/01/14 ..............    United States            15,138              14,621
          A-3 Delayed Draw Term Loan, 2.523%, 10/01/14 ...............    United States            21,173              20,326
                                                                                                                -------------
                                                                                                                       68,637
                                                                                                                -------------
       TELECOMMUNICATION SERVICES 0.2%
       Intelsat Corp. (PanAmSat),
          Incremental Term Loan B-2-A, 2.792%, 1/03/14 ...............    United States             1,152               1,131
          Incremental Term Loan B-2-B, 2.792%, 1/03/14 ...............    United States             1,151               1,131
          Incremental Term Loan B-2-C, 2.792%, 1/03/14 ...............    United States             1,151               1,131
          Tranche B-2-A, 2.792%, 1/03/14 .............................    United States           162,952             160,062
          Tranche B-2-B, 2.792%, 1/03/14 .............................    United States           162,902             160,013
          Tranche B-2-C, 2.792%, 1/03/14 .............................    United States           162,902             160,013
       NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ......................    United States            51,046              51,397
       Windstream Corp., Tranche B-2 Term Loan, 3.06%, 12/17/15 ......    United States            53,876              53,944
                                                                                                                -------------
                                                                                                                      588,822
                                                                                                                -------------
       UTILITIES 0.2%
       NRG Energy Inc.,
          Credit Link, 2.04%, 2/01/13 ................................    United States           169,085             166,078
          Term Loan, 2.023% - 2.04%, 2/01/13 .........................    United States           256,690             252,125
                                                                                                                -------------
                                                                                                                      418,203
                                                                                                                -------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $5,756,722)                                                       5,890,921
                                                                                                                -------------
       MUNICIPAL BONDS (COST $1,633,551) 0.7%
       California State GO, Various Purpose, Refunding, 5.00%,
          3/01/14 ....................................................    United States         1,475,000           1,633,563
                                                                                                                -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $231,711,746)                                                                                     236,731,968
                                                                                                                -------------
       SHORT TERM INVESTMENTS 5.6%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.6%
   (p) Israel Treasury Bills, 10/06/10 - 4/06/11 .....................        Israel            6,085,000 ILS       1,603,461
   (p) Malaysia Treasury Bills,
          11/09/10 - 1/06/11 .........................................      Malaysia               10,000 MYR           3,087
          1810, 11/02/10 .............................................      Malaysia                5,000 MYR           1,548
                                                                                                                -------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $1,618,508)                                                                                         1,608,096
                                                                                                                -------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $669,931) 0.3%
(p, q) U.S. Treasury Bill, 5/27/10 ...................................    United States           670,000             669,944
                                                                                                                -------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $234,000,185) ........................................                                            239,010,008
                                                                                                                -------------


                             Semiannual Report | 97

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                               COUNTRY             SHARES             VALUE
       ---------------------------------------                           --------------   -------------------   -------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS (COST $11,908,693) 4.7%
   (r) Institutional Fiduciary Trust Money Market
          Portfolio, 0.00%............................................    United States        11,908,693       $  11,908,693
                                                                                                                -------------
       TOTAL INVESTMENTS (COST $245,908,878) 99.3%....................                                            250,918,701
       OTHER ASSETS, LESS LIABILITIES 0.7%............................                                              1,854,382
                                                                                                                -------------
       NET ASSETS 100.0%..............................................                                          $ 252,773,083
                                                                                                                =============

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $14,499,971, representing 5.74% of net assets.

(e)  Perpetual security with no stated maturity date.

(f)  The coupon rate shown represents the rate at period end.

(g)  See Note 8 regarding defaulted securities.

(h) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(i)  Principal amount is stated in 100 Mexican Peso Units.

(j) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the value of this security was $19,880, representing 0.01% of net assets.


(k)  Principal amount is stated in 1,000 Brazilian Real Units.

(l)  Redemption price at maturity is adjusted for inflation. See Note 1(i).

(m)  Principal amount of security is adjusted for inflation. See Note 1(i).

(n)  See Note 1(g) regarding senior floating rate interests.

(o) A portion of the security purchased on a delayed delivery basis. See Note 1(d).

(p)  The security is traded on a discount basis with no stated coupon rate.

(q) Security or a portion of the security has been segregated as collateral for open futures and swap contracts. At April 30, 2010, the value of this security was $669,942.

(r) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At April 30, 2010, the fund had the following financial futures contracts outstanding. See Note 1(e).

FINANCIAL FUTURES CONTRACTS

                                                           NUMBER OF                     DELIVERY    UNREALIZED     UNREALIZED
DESCRIPTION                                         TYPE   CONTRACTS   NOTIONAL AMOUNT     DATE     APPRECIATION   DEPRECIATION
-----------                                        -----   ---------   ---------------   --------   ------------   ------------
U.S. Treasury 2 Year Note ......................   Long        60        $12,000,000      6/30/10      $47,662       $     --
U.S. Treasury 5 Year Note ......................   Short       62          6,200,000      6/30/10        4,689             --
U.S. Treasury 10 Year Note .....................   Short       41          4,100,000      6/21/10           --        (19,321)
                                                                                                       -------       --------
   Unrealized appreciation (depreciation) .......................................................       52,351        (19,321)
                                                                                                       -------       --------
      Net unrealized appreciation (depreciation) ................................................      $33,030
                                                                                                       =======


                             98 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

At April 30, 2010, the fund had the following forward exchange contracts outstanding. See Note 1(e).

FORWARD EXCHANGE CONTRACTS

                                                                 CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY       AMOUNT(A)        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   -------------   ----------   ------------   ------------
Indian Rupee ........       DBAB        Buy       1,843,000      37,552          6/01/10   $      3,946   $         --
Indian Rupee ........       HSBC        Buy          55,000       1,134          6/02/10            104             --
Indian Rupee ........       HSBC        Buy         270,000       5,625          6/03/10            453             --
Indian Rupee ........       HSBC        Buy       1,805,000      37,557          6/04/10          3,072             --
Indian Rupee ........       DBAB        Buy         903,000      18,789          6/07/10          1,531             --
Indian Rupee ........       DBAB        Buy         455,000       9,440          6/08/10            798             --
Indian Rupee ........       HSBC        Buy         362,000       7,503          6/08/10            643             --
Indian Rupee ........       DBAB        Buy         368,000       7,564          6/10/10            714             --
Indian Rupee ........       BZWS        Buy         550,000      11,340          6/11/10          1,031             --
Indian Rupee ........       HSBC        Buy         368,000       7,549          6/11/10            729             --
Indian Rupee ........       DBAB        Buy         920,000      18,887          6/16/10          1,797             --
Indian Rupee ........       DBAB        Buy         838,000      16,998          6/21/10          1,833             --
Indonesian Rupiah ...       JPHQ        Buy   5,835,300,000     530,000          6/30/10        110,427             --
New Zealand Dollar ..       DBAB        Buy       1,348,065     986,379          7/06/10             --        (10,836)
New Zealand Dollar ..       DBAB       Sell       1,348,065     848,000          7/06/10             --       (127,542)
New Zealand Dollar ..       DBAB        Buy         142,170     103,784          7/30/10             --         (1,070)
New Zealand Dollar ..       DBAB       Sell         142,170      91,486          7/30/10             --        (11,228)
New Zealand Dollar ..       BZWS        Buy          55,442      40,284          8/03/10             --           (242)
New Zealand Dollar ..       DBAB        Buy         141,629     103,347          8/03/10             --         (1,056)
New Zealand Dollar ..       BZWS       Sell          55,442      35,594          8/03/10             --         (4,449)
New Zealand Dollar ..       DBAB       Sell         141,629      90,975          8/03/10             --        (11,315)
New Zealand Dollar ..       BZWS        Buy          27,935      20,296          8/04/10             --           (121)
New Zealand Dollar ..       DBAB        Buy          56,112      40,945          8/04/10             --           (422)
New Zealand Dollar ..       BZWS       Sell          27,935      17,934          8/04/10             --         (2,240)
New Zealand Dollar ..       DBAB       Sell          56,112      35,850          8/04/10             --         (4,673)
New Zealand Dollar ..       CITI        Buy         140,649     102,139          8/05/10             --           (573)
New Zealand Dollar ..       DBAB        Buy          41,724      30,442          8/05/10             --           (312)
New Zealand Dollar ..       HSBC        Buy         289,000     210,739          8/05/10             --         (2,045)
New Zealand Dollar ..       CITI       Sell         140,649      91,847          8/05/10             --         (9,719)
New Zealand Dollar ..       DBAB       Sell          41,724      27,196          8/05/10             --         (2,934)
New Zealand Dollar ..       HSBC       Sell         289,000     186,925          8/05/10             --        (21,769)
New Zealand Dollar ..       CITI        Buy          55,081      39,994          8/06/10             --           (222)
New Zealand Dollar ..       FBCO        Buy          27,490      19,971          8/06/10             --           (122)
New Zealand Dollar ..       CITI       Sell          55,081      35,996          8/06/10             --         (3,776)
New Zealand Dollar ..       FBCO       Sell          27,490      17,903          8/06/10             --         (1,947)
New Zealand Dollar ..       CITI        Buy          54,349      38,280          8/09/10            955             --
New Zealand Dollar ..       FBCO        Buy          53,729      37,863          8/09/10            924             --
New Zealand Dollar ..       DBAB       Sell          54,595      35,912          8/09/10             --         (3,499)
New Zealand Dollar ..       CITI       Sell          54,349      35,733          8/09/10             --         (3,502)
New Zealand Dollar ..       DBAB        Buy          54,595      38,533          8/09/10            879             --
New Zealand Dollar ..       FBCO       Sell          53,729      35,405          8/09/10             --         (3,382)


                             Semiannual Report | 99

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                 CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY       AMOUNT(A)        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   -------------   ----------   ------------   ------------
New Zealand Dollar ..       FBCO        Buy          26,918      18,967          8/11/10   $        462   $         --
New Zealand Dollar ..       FBCO       Sell          53,824      35,746          8/11/10             --         (3,103)
New Zealand Dollar ..       DBAB        Buy          50,534      35,657          8/12/10            814             --
New Zealand Dollar ..       DBAB       Sell          50,534      33,009          8/12/10             --         (3,462)
New Israeli Shekel ..       CITI        Buy         150,000      39,584          8/17/10            608             --
New Israeli Shekel ..       CITI        Buy         150,000      39,518          8/19/10            673             --
New Israeli Shekel ..       DBAB        Buy          15,000       3,952          8/19/10             68             --
New Israeli Shekel ..       CITI        Buy          57,600      15,070          8/20/10            363             --
New Israeli Shekel ..       CITI        Buy          98,200      25,753          8/23/10            558             --
New Zealand Dollar ..       FBCO       Sell          49,380      32,560          8/24/10             --         (3,044)
New Zealand Dollar ..       DBAB        Buy          49,000      34,535          8/27/10            786             --
New Zealand Dollar ..       DBAB       Sell          49,000      32,757          8/27/10             --         (2,565)
Euro ................       BZWS       Sell           2,400       3,534          9/20/10            338             --
Euro ................       UBSW       Sell          15,642      22,935          9/23/10          2,105             --
Euro ................       JPHQ       Sell           6,904      10,222          9/24/10          1,028             --
Malaysian Ringgit ...       JPHQ        Buy          90,000      17,654 EUR      9/28/10          4,499             --
Euro ................       DBAB       Sell       1,355,000   1,982,270         10/04/10        177,909             --
Philippine Peso .....       DBAB        Buy       2,962,000      61,394         10/04/10          4,045             --
Philippine Peso .....       HSBC        Buy       2,376,000      49,116         10/04/10          3,376             --
Philippine Peso .....       DBAB        Buy       3,542,000      73,686         10/05/10          4,558             --
Philippine Peso .....       HSBC        Buy       3,543,000      73,689         10/05/10          4,578             --
Indian Rupee ........       DBAB        Buy      37,626,250     775,000         10/06/10         62,684             --
Philippine Peso .....       JPHQ        Buy         936,000      19,656         10/06/10          1,019             --
Philippine Peso .....       DBAB        Buy       2,908,000      61,412         10/07/10          2,813             --
Philippine Peso .....       CITI        Buy       1,164,000      24,565         10/08/10          1,140             --
Philippine Peso .....       DBAB        Buy       2,327,000      49,130         10/08/10          2,258             --
Philippine Peso .....       HSBC        Buy       2,331,000      49,122         10/08/10          2,355             --
Philippine Peso .....       JPHQ        Buy       1,160,000      24,545         10/08/10          1,072             --
Philippine Peso .....       DBAB        Buy         693,000      14,742         10/12/10            556             --
Philippine Peso .....       HSBC        Buy       1,155,000      24,559         10/13/10            935             --
Philippine Peso .....       JPHQ        Buy       2,582,000      55,171         10/13/10          1,820             --
Chinese Yuan ........       HSBC        Buy          58,724       5,963 EUR     10/15/10            748             --
Chinese Yuan ........       HSBC        Buy          19,095       2,900         10/25/10             --            (73)
Chinese Yuan ........       HSBC        Buy          37,968       5,751         10/26/10             --           (129)
Chinese Yuan ........       HSBC        Buy          18,971       2,868         10/27/10             --            (58)
Japanese Yen ........       DBAB       Sell      59,567,300     650,000         10/28/10         14,573             --
Euro ................       DBAB       Sell       1,051,000   1,554,009         10/29/10        154,468             --
Japanese Yen ........       BZWS       Sell      55,436,000     618,999         11/10/10         27,490             --
Japanese Yen ........       UBSW       Sell     172,318,944   1,932,000         11/17/10         93,081             --
Euro ................       DBAB       Sell         332,718     495,916         11/29/10         52,845             --
Mexican Peso ........       CITI       Sell         121,000       8,910         12/02/10             --           (676)
Euro ................       UBSW       Sell         373,000     533,334          1/11/11         36,597             --
Euro ................       BZWS       Sell         147,003     211,537          1/12/11         15,768             --


                            100 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                 CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY       AMOUNT(A)        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   -------------   ----------   ------------   ------------
Philippine Peso .....       JPHQ        Buy       5,053,000     108,651          1/13/11   $      1,930   $         --
Euro ................       BZWS       Sell         227,000     329,377          1/14/11         27,073             --
Philippin e Peso ....       HSBC        Buy         810,000      17,319          1/14/11            406             --
Euro ................       DBAB       Sell          47,000      67,989          1/18/11          5,397             --
Euro ................       CITI       Sell         532,000     751,051          1/27/11         42,550             --
Japanese  Yen .......       DBAB       Sell     120,543,920   1,337,000          2/02/11         48,563             --
Malaysian  Ringgit ..       DBAB        Buy         462,000     134,568          2/17/11          8,137             --
Indian Rupee ........       DBAB        Buy       1,355,000      29,856          4/11/11             --           (137)
Indian Rupee ........       DBAB        Buy       2,905,000      64,001          4/12/11             --           (292)
Indian Rupee ........       JPHQ        Buy       1,951,000      43,107          4/13/11             --           (323)
Indian Rupee ........       JPHQ        Buy       1,915,000      42,311          4/15/11             --           (323)
Indian Rupee ........       DBAB        Buy         673,000      14,824          4/19/11             --            (73)
Indian Rupee ........       JPHQ        Buy         957,000      21,056          4/19/11             --            (80)
Chilean Peso ........       MSCO        Buy      62,760,000     119,484          4/25/11            470             --
Indian Rupee ........       DBAB        Buy       1,361,000      30,051          4/26/11             --           (236)
Chilean Peso ........       JPHQ        Buy      29,522,000      56,206          4/27/11            216             --
Indian Rupee ........       JPHQ        Buy         194,000       4,281          4/27/11             --            (31)
Chilean Peso ........       CITI        Buy      47,586,000      91,161          4/28/11             --           (223)
Indian Rupee ........       JPHQ        Buy         963,000      21,249          4/28/11             --           (156)
Indian Rupee ........       JPHQ        Buy         964,000      21,280          4/29/11             --           (168)
Indian Rupee ........       JPHQ        Buy      60,155,900   1,330,000          5/04/11             --        (16,575)
                                                                                           ------------   ------------
   Unrealized appreciation (depreciation) ..............................................        943,568       (260,723)
                                                                                           ------------   ------------
   Net unrealized appreciation (depreciation) ..........................................   $    682,845
                                                                                           ============

(a)  In U.S. dollars unless otherwise indicated.

At April 30, 2010, the fund had the following credit default swap contracts outstanding. See Note 1(e).

CREDIT DEFAULT SWAP CONTRACTS

                                                               PERIODIC
                                                   NOTIONAL    PAYMENT    EXPIRATION    UNREALIZED     UNREALIZED
DESCRIPTION                     COUNTERPARTY(a)    AMOUNT(b)     RATE        DATE      APPRECIATION   DEPRECIATION    RATING(c)
-----------                     ---------------   ----------   --------   ----------   ------------   ------------   ----------
CONTRACTS TO BUY PROTECTION
SINGLE NAME
Bank of America Corp. .......         FBCO        $1,000,000       1.00%    6/20/15      $  9,356       $     --
Belo Corp. ..................         JPHQ         1,000,000       5.00%    3/20/11            --        (26,239)
GMAC Inc. ...................         FBCO         1,000,000       5.00%    9/20/11            --         (8,716)
Marsh & McLennan Cos. Inc. ..         FBCO           500,000       0.65%    9/20/10           119             --
PHH Corp. ...................         BOFA         1,000,000       5.00%    3/20/13            --        (26,608)
Starwood Hotels & Resorts
   Worldwide Inc. ...........         FBCO         1,000,000       5.00%    3/20/13            --        (19,291)
Wendy's International Inc. ..         DBAB         1,000,000       5.00%   12/20/11         2,257             --
Wendy's International Inc. ..         MSCO         2,000,000       5.00%    6/20/14           830             --


                             Semiannual Report | 101

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

CREDIT DEFAULT SWAP CONTRACTS (CONTINUED)

                                                               PERIODIC
                                                   NOTIONAL    PAYMENT    EXPIRATION    UNREALIZED     UNREALIZED
DESCRIPTION                     COUNTERPARTY(a)    AMOUNT(b)     RATE        DATE      APPRECIATION   DEPRECIATION    RATING(c)
-----------                     ---------------   ----------   --------   ----------   ------------   ------------   ----------
CONTRACTS TO SELL PROTECTION(d)
SINGLE NAME
Freescale Semiconductor
   Inc. .....................        FBCO         $  200,000       5.00%   12/20/14      $ 11,350       $     --        CCC
Merrill Lynch & Co. Inc. ....        FBCO          1,000,000       1.00%    6/20/15            --        (13,295)        A
TRADED INDEX
CDX.NA.HY.14 ................        FBCO          2,000,000       5.00%    6/20/15        30,424             --        Non
                                                                                                                     Investment
                                                                                                                        Grade
CDX.NA.IG.14 ................        FBCO          2,000,000       1.00%    6/20/15           759             --     Investment
                                                                                                                       Grade
LCDX.NA.13 ..................        FBCO          5,500,000       5.00%   12/20/14       439,034             --        Non
                                                                                                                     Investment
                                                                                                                       Grade
                                                                                         --------       --------
   Unrealized appreciation (depreciation) ..........................................      494,129        (94,149)
                                                                                         --------       --------
      Net unrealized appreciation (depreciation) ...................................     $399,980
                                                                                         ========

(a) Positions are generally not collateralized if the unrealized appreciation (depreciation) is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

                                                COLLATERAL
COUNTERPARTY                                POSTED (RECEIVED)
------------                                -----------------
BOFA                                             $ 99,992
MSCS                                              269,977
MLCO                                              (20,000)
                                                 --------
Total collateral for credit default swaps        $349,969
                                                 ========

(b) For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

(c) Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

(d) The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 163.

   The accompanying notes are an integral part of these financial statements.


                            102 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                     SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    -------------------------------------------------------
CLASS A                                                 (UNAUDITED)        2009         2008       2007       2006       2005
-------                                              ----------------   -----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $     9.65       $     8.60    $   9.92   $   9.95   $   9.91   $  10.22
                                                       ----------       ----------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income .........................          0.210            0.480       0.449      0.469      0.439      0.410
   Net realized and unrealized gains (losses) ....          0.313            1.190      (1.289)    (0.010)     0.096     (0.280)
                                                       ----------       ----------    --------   --------   --------   --------
Total from investment operations .................          0.523            1.670      (0.840)     0.459      0.535      0.130
                                                       ----------       ----------    --------   --------   --------   --------
Less distributions from net investment
   income and net foreign currency gains .........         (0.233)          (0.620)     (0.480)    (0.489)    (0.495)    (0.440)
                                                       ----------       ----------    --------   --------   --------   --------
Redemption fees(b) ...............................             --               --          --(c)      --(c)      --(c)      --(c)
                                                       ----------       ----------    --------   --------   --------   --------
Net asset value, end of period ...................     $     9.94       $     9.65    $   8.60   $   9.92   $   9.95   $   9.91
                                                       ==========       ==========    ========   ========   ========   ========
Total return(d) ..................................           5.49%           20.25%     (8.79)%      4.62%      5.56%      1.27%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ....................................           0.95%            1.01%       1.01%      1.03%      1.03%      1.04%
Expenses net of waiver and payments by
   affiliates(f) .................................           0.86%            0.85%       0.85%      0.85%      0.85%      0.85%
Net investment income ............................           4.47%            4.75%       4.68%      4.69%      4.39%      3.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $1,504,173       $1,244,157    $780,551   $683,736   $406,242   $291,473
Portfolio turnover rate ..........................          62.02%          187.73%     300.07%    313.08%    251.50%     58.81%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) ...............................          23.32%           59.67%      68.00%     92.51%     89.19%     51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 103

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                     SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    --------------------------------------------------
CLASS B                                                (UNAUDITED)        2009      2008       2007       2006       2005
-------                                              ----------------   -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $  9.65       $  8.60   $  9.92    $  9.94    $  9.91    $ 10.22
                                                          -------       -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income .........................          0.204         0.406     0.412      0.422      0.392      0.356
   Net realized and unrealized gains (losses) ....          0.291         1.230    (1.291)     0.007      0.094     (0.266)
                                                          -------       -------   -------    -------    -------    -------
Total from investment operations .................          0.495         1.636    (0.879)     0.429      0.486      0.090
                                                          -------       -------   -------    -------    -------    -------
Less distributions from net investment income
   and net foreign currency gains ................         (0.215)       (0.586)   (0.441)    (0.449)    (0.456)    (0.400)
                                                          -------       -------   -------    -------    -------    -------
Redemption fees(b) ...............................             --            --        --(c)      --(c)      --(c)      --(c)
                                                          -------       -------   -------    -------    -------    -------
Net asset value, end of period ...................        $  9.93       $  9.65   $  8.60    $  9.92    $  9.94    $  9.91
                                                          =======       =======   =======    =======    =======    =======
Total return(d) ..................................           5.30%        19.67%    (9.15)%     4.31%      5.04%      0.87%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ....................................           1.34%         1.41%     1.41%      1.43%      1.43%      1.44%
Expenses net of waiver and payments by
   affiliates(f) .................................           1.25%         1.25%     1.25%      1.25%      1.25%      1.25%
Net investment income ............................           4.08%         4.35%     4.28%      4.29%      3.99%      3.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $20,900       $22,492   $19,176    $20,422    $21,028    $21,366
Portfolio turnover rate ..........................          62.02%       187.73%   300.07%    313.08%    251.50%     58.81%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) ...............................          23.32%        59.67%    68.00%     92.51%     89.19%     51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             104 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                     SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    ----------------------------------------------------
CLASS C                                                 (UNAUDITED)       2009       2008        2007       2006       2005
-------                                              ----------------   --------   --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $   9.65       $   8.60   $   9.91    $  9.94    $  9.91    $ 10.22
                                                         --------       --------   --------    -------    -------    -------
Income from investment operations(a):
   Net investment income .........................          0.188          0.473      0.406      0.424      0.395      0.364
   Net realized and unrealized gains (losses) ....          0.306          1.163     (1.275)    (0.005)     0.089     (0.275)
                                                         --------       --------   --------    -------    -------    -------
Total from investment operations .................          0.494          1.636     (0.869)     0.419      0.484      0.089
                                                         --------       --------   --------    -------    -------    -------
Less distributions from net investment income
   and net foreign currency gains ................         (0.214)        (0.586)    (0.441)    (0.449)    (0.454)    (0.399)
                                                         --------       --------   --------    -------    -------    -------
Redemption fees(b) ...............................             --             --         --(c)      --(c)      --(c)      --(c)
                                                         --------       --------   --------    -------    -------    -------
Net asset value, end of period ...................       $   9.93       $   9.65   $   8.60    $  9.91    $  9.94    $  9.91
                                                         ========       ========   ========    =======    =======    =======
Total return(d) ..................................           5.29%         19.67%     (9.15)%     4.31%      5.03%      0.86%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ....................................           1.35%          1.41%      1.41%      1.43%      1.43%      1.44%
Expenses net of waiver and payments by
   affiliates(f) .................................           1.26%          1.25%      1.25%      1.25%      1.25%      1.25%
Net investment income ............................           4.07%          4.35%      4.28%      4.29%      3.99%      3.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $289,784       $237,596   $103,564    $84,457    $46,110    $34,751
Portfolio turnover rate ..........................          62.02%        187.73%    300.07%    313.08%    251.50%     58.81%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) ...............................          23.32%         59.67%     68.00%     92.51%     89.19%     51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 105

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                     SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    --------------------------------------------------
CLASS R                                                 (UNAUDITED)       2009      2008       2007       2006       2005
-------                                              ----------------   -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  9.65        $  8.60   $  9.92    $  9.94    $  9.91    $ 10.22
                                                         -------        -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income .........................         0.203          0.425     0.422      0.439      0.407      0.389
   Net realized and unrealized gains (losses) ....         0.298          1.224    (1.286)     0.005      0.093     (0.284)
                                                         -------        -------   -------    -------    -------    -------
Total from investment operations .................         0.501          1.649    (0.864)     0.444      0.500      0.105
                                                         -------        -------   -------    -------    -------    -------
Less distributions from net investment income
   and net foreign currency gains ................        (0.221)        (0.599)   (0.456)    (0.464)    (0.470)    (0.415)
                                                         -------        -------   -------    -------    -------    -------
Redemption fees(b) ...............................            --             --        --(c)      --(c)      --(c)      --(c)
                                                         -------        -------   -------    -------    -------    -------
Net asset value, end of period ...................       $  9.93        $  9.65   $  8.60    $  9.92    $  9.94    $  9.91
                                                         =======        =======   =======    =======    =======    =======
Total return(d) ..................................          5.26%         19.97%    (9.01)%     4.47%      5.20%      1.01%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ....................................          1.20%          1.26%     1.26%      1.28%      1.28%      1.29%
Expenses net of waiver and payments by
   affiliates(f) .................................          1.11%          1.10%     1.10%      1.10%      1.10%      1.10%
Net investment income ............................          4.22%          4.50%     4.43%      4.44%      4.14%      3.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $90,810        $85,024   $68,775    $57,935    $30,219    $21,647
Portfolio turnover rate ..........................         62.02%        187.73%   300.07%    313.08%    251.50%     58.81%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) ...............................         23.32%         59.67%    68.00%     92.51%     89.19%     51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             106 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                     SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    -------------------------------------------------------
ADVISOR CLASS                                           (UNAUDITED)       2009       2008        2007        2006        2005
-------------                                        ----------------   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $   9.67       $   8.61   $   9.93    $   9.96    $   9.92    $  10.24
                                                         --------       --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income .........................          0.224          0.517      0.479       0.497       0.470       0.436
   Net realized and unrealized gains (losses) ....          0.301          1.186     (1.295)     (0.012)      0.090      (0.289)
                                                         --------       --------   --------    --------    --------    --------
Total from investment operations .................          0.525          1.703     (0.816)      0.485       0.560       0.147
                                                         --------       --------   --------    --------    --------    --------
Less distributions from net investment income
   and net foreign currency gains ................         (0.245)        (0.643)    (0.504)     (0.515)     (0.520)     (0.467)
                                                         --------       --------   --------    --------    --------    --------
Redemption fees(b) ...............................             --             --         --(c)       --(c)       --(c)       --(c)
                                                         --------       --------   --------    --------    --------    --------
Net asset value, end of period ...................       $   9.95       $   9.67   $   8.61    $   9.93    $   9.96    $   9.92
                                                         ========       ========   ========    ========    ========    ========
Total return(d) ..................................           5.61%         20.52%     (8.64)%      4.99%       5.82%       1.43%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ....................................           0.70%          0.76%      0.76%       0.78%       0.78%       0.79%
Expenses net of waiver and payments by
   affiliates(f) .................................           0.61%          0.60%      0.60%       0.60%       0.60%       0.60%
Net investment income ............................           4.72%          5.00%      4.93%       4.94%       4.64%       4.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $818,593       $668,955   $345,256    $280,776    $222,992    $178,792
Portfolio turnover rate ..........................          62.02%        187.73%    300.07%     313.08%     251.50%      58.81%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) ...............................          23.32%         59.67%     68.00%      92.51%      89.19%      51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 107

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION          SHARES            VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          COMMON STOCKS 0.1%
          CONSUMER DURABLES & APPAREL 0.0%
   (a, b) Comfort Co., Inc. .........................................  United States             716      $           --
                                                                                                          --------------
          CONSUMER SERVICES 0.1%
(a, c, d) Turtle Bay Resort .........................................  United States       1,550,568           1,550,568
                                                                                                          --------------
          MEDIA 0.0%(e)
      (a) Charter Communications Inc., A ............................  United States           1,331              50,445
      (a) Dex One Corp. .............................................  United States          24,301             736,563
                                                                                                          --------------
                                                                                                                 787,008
                                                                                                          --------------
          TOTAL COMMON STOCKS (COST $2,311,187)                                                                2,337,576
                                                                                                          --------------
          CONVERTIBLE PREFERRED STOCKS (COST $1,000,891) 0.0%(e)
          AUTOMOBILES & COMPONENTS 0.0%(e)
      (a) General Motors Corp., 6.25%, cvt. pfd., C .................  United States          43,500             380,516
                                                                                                          --------------
          PREFERRED STOCKS (COST $164,010) 0.0%(e)
          DIVERSIFIED FINANCIALS 0.0%(e)
      (f) GMAC Inc., 7.00%, pfd., 144A ..............................  United States             462             392,397
                                                                                                          --------------

                                                                                      PRINCIPAL AMOUNT(g)
                                                                                     --------------------

          CORPORATE BONDS 32.0%
          AUTOMOBILES & COMPONENTS 0.2%
          Ford Motor Credit Co. LLC, senior note,
                9.875%, 8/10/11 .....................................  United States         500,000             529,272
                7.50%, 8/01/12 ......................................  United States       3,500,000           3,619,532
                7.00%, 4/15/15 ......................................  United States       1,000,000           1,017,993
                8.125%, 1/15/20 .....................................  United States       1,000,000           1,061,269
                                                                                                          --------------
                                                                                                               6,228,066
                                                                                                          --------------
          BANKS 2.7%
          Barclays Bank PLC, senior note,
                5.20%, 7/10/14 ...................................... United Kingdom       3,200,000           3,435,389
                5.125%, 1/08/20 ..................................... United Kingdom       8,000,000           8,043,872
          BB&T Corp., senior note, 6.85%, 4/30/19 ...................  United States       6,800,000           7,864,261
   (f, h) BNP Paribas, 144A, 7.195%, Perpetual ......................      France          3,500,000           3,325,000
          Countrywide Financial Corp., 4.00%, 3/22/11 ...............  United States       1,300,000           1,332,516
          Discover Bank, sub. note, 8.70%, 11/18/19 .................  United States       4,000,000           4,550,068
      (i) Fifth Third Capital Trust IV, junior sub. note, FRN, 6.50%,
             4/15/67 .. .............................................  United States       3,000,000           2,595,000
          HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 .............. United Kingdom       3,000,000           3,189,612
      (j) HSBK (Europe) BV, Reg S, 7.25%, 5/03/17 ...................   Kazakhstan         3,850,000           3,774,155
          PNC Funding Corp., senior note, 5.125%, 2/08/20 ...........  United States       7,000,000           7,140,749
      (i) Regions Financial Corp., senior note, FRN, 0.455%,
             6/26/12 ................................................  United States       4,500,000           4,218,691
          Royal Bank of Scotland Group PLC, senior note, 6.40%,
             10/21/19 ............................................... United Kingdom       7,000,000           7,189,514
          UBS AG Stamford, senior note, 5.875%, 12/20/17 ............  United States       4,000,000           4,237,480
      (h) Wachovia Capital Trust III, junior sub. bond, 5.80%,
             Perpetual ..............................................  United States       4,000,000           3,500,000
          Wells Fargo & Co., senior note, 3.625%, 4/15/15 ...........  United States       1,000,000           1,016,376


                            108 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          BANKS (CONTINUED)
      (h) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ..........  United States       2,000,000      $    2,090,000
      (h) Wells Fargo Capital XV, pfd., 9.75%, Perpetual ............  United States       5,500,000           6,187,500
          Wells Fargo Financial Inc., senior note, 5.50%, 8/01/12 ...  United States         850,000             912,395
                                                                                                          --------------
                                                                                                              74,602,578
                                                                                                          --------------
          CAPITAL GOODS 0.7%
      (f) Allison Transmission Inc., senior note, 144A, 11.00%,
             11/01/15 ...............................................  United States       2,500,000           2,712,500
          Case New Holland Inc., senior note, 7.125%, 3/01/14 .......  United States       2,500,000           2,568,750
          Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ........  United States         600,000             573,000
          Hubbell Inc., 6.375%, 5/15/12 .............................  United States       1,000,000           1,075,863
          Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%,
             4/15/14 ................................................  United States       3,900,000           4,785,830
      (f) Libbey Glass Inc., senior secured note, 144A, 10.00%,
             2/15/15 ................................................  United States       1,000,000           1,061,250
          Manitowoc Co. Inc., senior note, 9.50%, 2/15/18 ...........  United States       1,400,000           1,477,000
      (f) RBS Global & Rexnord Corp., senior note, 144A, 8.50%,
             5/01/18 ................................................  United States       2,700,000           2,710,125
          RSC Equipment Rental Inc./RSC Holdings III LLC, senior
             note,
            (f) 144A, 10.25%, 11/15/19 ..............................  United States       1,000,000           1,047,500
                 9.50%, 12/01/14 ....................................  United States       1,500,000           1,548,750
                                                                                                          --------------
                                                                                                              19,560,568
                                                                                                          --------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.1%
   (f, k) JohnsonDiversey Holdings Inc., senior note, 144A, PIK,
             10.50%, 5/15/20 ........................................  United States       1,600,000           1,715,200
                                                                                                          --------------
          CONSUMER DURABLES & APPAREL 0.8%
          Centex Corp., senior note,
                7.50%, 1/15/12 ......................................  United States       3,750,000           4,031,250
                5.45%, 8/15/12 ......................................  United States       5,000,000           5,225,000
          Jarden Corp., senior sub. note, 7.50%, 5/01/17 ............  United States       2,500,000           2,568,750
          Meritage Homes Corp., senior note, 6.25%, 3/15/15 .........  United States       5,000,000           4,837,500
          Standard Pacific Corp., senior note, 7.75%, 3/15/13 .......  United States       5,000,000           5,075,000
                                                                                                          --------------
                                                                                                              21,737,500
                                                                                                          --------------
          CONSUMER SERVICES 2.0%
          Harrah's Operating Co. Inc., senior secured note, 11.25%,
             6/01/17 ................................................  United States       5,000,000           5,475,000
          MGM MIRAGE,
                senior note, 6.625%, 7/15/15 ........................  United States       4,500,000           3,903,750
            (f) senior secured note, 144A, 9.00%, 3/15/20 ...........  United States         600,000             633,000
      (f) Norwegian Cruise Line Ltd., senior secured note, 144A,
             11.75%, 11/15/16 .......................................  United States       2,500,000           2,787,500
          Pinnacle Entertainment Inc., senior sub. note, 7.50%,
             6/15/15 ................................................  United States       2,500,000           2,418,750
          Royal Caribbean Cruises Ltd., senior note, 7.25%,
             6/15/16 ................................................  United States       2,500,000           2,531,250
      (f) Shingle Springs Tribal Gaming, senior note, 144A, 9.375%,
             6/15/15 ................................................  United States       1,000,000             855,000


                             Semiannual Report | 109

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          CONSUMER SERVICES (CONTINUED)
          Starwood Hotels & Resorts Worldwide Inc., senior note,
                6.25%, 2/15/13 ......................................  United States       3,682,000      $    3,912,125
                6.75%, 5/15/18 ......................................  United States       1,500,000           1,552,500
                7.15%, 12/01/19 .....................................  United States       1,000,000           1,042,500
      (l) Station Casinos Inc., senior note, 7.75%, 8/15/16 .........  United States       1,000,000              60,625
      (f) Universal City Development,
                senior note, 144A, 8.875%, 11/15/15 .................  United States       1,500,000           1,545,000
                senior sub. note, 144A, 10.875%, 11/15/16 ...........  United States         200,000             213,500
          Wendy's International Inc., senior note,
                6.25%, 11/15/11 .....................................  United States       4,000,000           4,165,000
                6.20%, 6/15/14 ......................................  United States      18,401,000          18,999,032
          Yum! Brands Inc., senior note, 5.30%, 9/15/19 .............  United States       3,000,000           3,136,032
                                                                                                          --------------
                                                                                                              53,230,564
                                                                                                          --------------
          DIVERSIFIED FINANCIALS 7.1%
          American Express Centurion, senior note, 5.95%, 6/12/17 ...  United States         800,000             864,972
          American Express Co., senior note, 7.00%, 3/19/18 .........  United States       4,300,000           4,924,244
          Bank of America Corp.,
                4.50%, 4/01/15 ......................................  United States       8,000,000           8,082,088
            (h) pfd., sub. bond, M, 8.125%, Perpetual ...............  United States       6,000,000           6,075,000
          The Bear Stearns Cos. LLC, senior note,
                4.50%, 10/28/10 .....................................  United States         675,000             687,180
                B, 4.55%, 6/23/10 ...................................  United States       1,000,000           1,004,860
                B, 6.95%, 8/10/12 ...................................  United States       1,100,000           1,222,582
      (f) Cantor Fitzgerald LP, 144A, 7.875%, 10/15/19 ..............  United States       5,600,000           5,756,781
          Capital One Bank USA NA, sub. note, 8.80%, 7/15/19 ........  United States       5,000,000           6,141,360
          Capital One Financial Corp., senior note, 7.375%,
             5/23/14 ................................................  United States       4,600,000           5,321,243
          Citigroup Inc.,
                senior note, 6.50%, 8/19/13 .........................  United States         250,000             270,643
                senior note, 5.50%, 10/15/14 ........................  United States       5,000,000           5,199,245
                senior note, 8.125%, 7/15/39 ........................  United States       4,400,000           5,259,993
                sub. note, 5.00%, 9/15/14 ...........................  United States       4,000,000           4,052,972
          Commonwealth Edison Co., secured bond, 6.45%, 1/15/38        United States         700,000             793,711
          Deutsche Bank AG, 4.875%, 5/20/13 .........................     Germany          6,100,000           6,503,820
          The Export-Import Bank of Korea, senior note, 8.125%,
             1/21/14 ................................................   South Korea        3,700,000           4,309,471
          General Electric Capital Corp.,
            (i) FRN, 0.405%, 10/21/10 ...............................  United States       1,500,000           1,500,474
                senior note, 5.625%, 5/01/18 ........................  United States         500,000             530,654
                senior note, 6.00%, 8/07/19 .........................  United States       8,000,000           8,662,808
                senior note, A, 8.50%, 4/06/18 ......................  United States     245,000,000 MXN      18,752,747
          GMAC Inc.,
                senior note, 6.875%, 9/15/11 ........................  United States      10,500,000          10,736,250
                senior note, 6.875%, 8/28/12 ........................  United States       3,000,000           3,071,250
                sub. note, 8.00%, 12/31/18 ..........................  United States       1,000,000           1,006,250
          The Goldman Sachs Group Inc.,
                senior bond, 5.375%, 3/15/20 ........................  United States      10,000,000           9,731,620
                sub. note, 6.75%, 10/01/37 ..........................  United States       2,700,000           2,625,969


                             110 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          DIVERSIFIED FINANCIALS (CONTINUED)
          International Lease Finance Corp., senior note, 5.875%,
             5/01/13 ................................................  United States       5,000,000      $    4,724,065
          JPMorgan Chase & Co.,
                6.30%, 4/23/19 ......................................  United States       7,500,000           8,337,772
            (h) junior sub. note, 1, 7.90%, Perpetual ...............  United States       4,500,000           4,741,866
          JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17 ........  United States       3,000,000           3,224,367
          JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 ....  United States       4,000,000           3,789,640
          Lazard Group, senior note, 6.85%, 6/15/17 .................  United States       4,850,000           4,937,838
      (l) Lehman Brothers Holdings Inc., senior note, 6.875%,
             5/02/18 ................................................  United States       6,575,000           1,495,813
          Merrill Lynch & Co. Inc., 6.875%, 4/25/18 .................  United States      12,000,000          12,930,285
          Morgan Stanley, senior note,
                6.00%, 4/28/15 ......................................  United States       2,140,000           2,289,254
                5.50%, 1/26/20 ......................................  United States      10,000,000           9,784,430
          Nomura Holdings Inc., senior note, 6.70%, 3/04/20 .........      Japan           6,100,000           6,546,044
      (f) Pricoa Global Funding I, 144A, 5.45%, 6/11/14 .............  United States       5,000,000           5,397,730
                                                                                                          --------------
                                                                                                             191,287,291
                                                                                                          --------------
          ENERGY 4.2%
          Anadarko Petroleum Corp., senior note, 6.95%, 6/15/19 .....  United States       4,100,000           4,755,615
      (f) Antero Resources Finance, senior note, 144A, 9.375%,
             12/01/17 ...............................................  United States       2,000,000           2,080,000
          Canadian Natural Resources Ltd., 5.90%, 2/01/18 ...........      Canada          5,000,000           5,533,320
          Chesapeake Energy Corp., senior note, 6.625%, 1/15/16 .....  United States       4,000,000           3,960,000
          Compagnie Generale de Geophysique-Veritas, senior note,
                7.50%, 5/15/15 ......................................      France          1,100,000           1,119,250
                9.50%, 5/15/16 ......................................      France            900,000             980,568
                7.75%, 5/15/17 ......................................      France            600,000             609,000
      (f) Consol Energy Inc., senior note, 144A,
                8.00%, 4/01/17 ......................................  United States         400,000             424,500
                8.25%, 4/01/20 ......................................  United States         500,000             535,000
      (f) Crosstex Energy LP/ Crosstex Energy Finance Corp., senior
             note, 144A, 8.875%, 2/15/18 ............................  United States         500,000             522,500
          Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20 ..  United States         694,000             747,785
      (i) Enterprise Products Operating LLC, junior sub. note, FRN,
             7.034%, 1/15/68 ........................................  United States       2,500,000           2,419,143
      (f) Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
             12/15/16 ............................................... United Kingdom       2,000,000           2,049,426
      (f) Gaz Capital SA, 144A, 6.212%, 11/22/16 ....................   Luxembourg         2,800,000           2,831,500
      (f) General Maritime Corp., senior note, 144A, 12.00%,
             11/15/17 ...............................................  United States       1,100,000           1,193,500
          Hess Corp., 7.125%, 3/15/33 ...............................  United States         500,000             577,325
      (f) Holly Corp., senior note, 144A, 9.875%, 6/15/17 ...........  United States       1,200,000           1,254,000
          Kinder Morgan Inc., senior note, 5.15%, 3/01/15 ...........  United States      10,000,000           9,887,500
      (f) LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 ....     Russia           4,100,000           4,018,000
          Mariner Energy Inc., senior note, 11.75%, 6/30/16 .........  United States       2,000,000           2,570,000
          MarkWest Energy Partners LP, senior note, B, 6.875%,
             11/01/14 ...............................................  United States       1,000,000             985,000


                             Semiannual Report | 111

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          ENERGY (CONTINUED)
      (f) OPTI Canada Inc., senior secured note, 144A, 9.00%,
             12/15/12 ...............................................      Canada            700,000      $      721,000
          Peabody Energy Corp., senior note,
                7.375%, 11/01/16 ....................................  United States       1,500,000           1,597,500
                B, 6.875%, 3/15/13 ..................................  United States       1,100,000           1,119,250
          Petroleos de Venezuela SA, senior bond, zero cpn.,
             7/10/11 ................................................    Venezuela        22,900,000          19,894,375
      (f) Petroleum Export Cayman, senior note, 144A, 5.265%,
             6/15/11 ................................................      Egypt             396,054             394,541
          Plains All American Pipeline LP, senior note, 5.75%,
             1/15/20 ................................................  United States       5,000,000           5,224,330
      (f) SandRidge Energy Inc., senior note, 144A, 9.875%,
             5/15/16 ................................................  United States       3,000,000           3,165,000
          Teekay Corp., senior note, 8.50%, 1/15/20 .................     Marshall
                                                                          Islands            600,000             638,250
          Tesoro Corp., senior note, 9.75%, 6/01/19 .................  United States         800,000             864,000
          Transcontinental Gas Pipe Line Corp., senior note, 6.05%,
             6/15/18 ................................................  United States         550,000             605,954
          Valero Energy Corp., 6.125%, 2/01/20 ......................  United States       9,000,000           9,363,591
          Weatherford International Ltd., 7.00%, 3/15/38 ............  United States       3,400,000           3,780,198
      (f) Woodside Finance Ltd., 144A, 4.50%, 11/10/14 ..............    Australia        10,000,000          10,365,920
          XTO Energy Inc., senior bond, 5.50%, 6/15/18 ..............  United States       6,000,000           6,602,640
                                                                                                          --------------
                                                                                                             113,389,481
                                                                                                          --------------
          FOOD & STAPLES RETAILING 0.2%
          CVS Caremark Corp., senior note, 5.75%, 6/01/17 ...........  United States       1,200,000           1,315,820
          The Kroger Co.,
                6.15%, 1/15/20 ......................................  United States       2,500,000           2,776,373
                senior note, 5.00%, 4/15/13 .........................  United States         275,000             294,470
          Rite Aid Corp., senior secured note, 9.75%, 6/12/16 .......  United States       1,300,000           1,438,125
          SUPERVALU Inc., senior note, 8.00%, 5/01/16 ...............  United States         600,000             613,500
                                                                                                          --------------
                                                                                                               6,438,288
                                                                                                          --------------
          FOOD, BEVERAGE & TOBACCO 2.0%
          Altria Group Inc., senior note, 9.70%, 11/10/18 ...........  United States       8,500,000          10,705,861
      (f) Anheuser-Busch InBev NV, senior note, 144A, 7.75%,
             1/15/19 ................................................  United States      10,000,000          12,056,080
          Bunge Ltd. Finance Corp., senior note,
                5.875%, 5/15/13 .....................................  United States       2,000,000           2,142,444
                5.10%, 7/15/15 ......................................  United States         680,000             707,487
      (f) Cargill Inc.,
             144A, 6.00%, 11/27/17 ..................................  United States       6,000,000           6,603,516
             senior note, 144A, 5.60%, 9/15/12 ......................  United States         600,000             649,819
      (f) CEDC Finance Corp. International Inc., senior secured
          note, 144A,
             9.125%, 12/01/16 .......................................  United States       1,400,000           1,491,000
          ConAgra Foods Inc., 5.875%, 4/15/14 .......................  United States       4,700,000           5,225,098
      (f) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..........  United States       2,500,000           2,893,750
          Kraft Foods Inc., senior note, 5.375%, 2/10/20 ............  United States       8,000,000           8,313,464
      (f) Pinnacle Foods Finance LLC, senior note, 144A, 9.25%,
             4/01/15 ................................................  United States       1,300,000           1,358,500
          Reynolds American Inc., senior secured note, 7.625%,
             6/01/16 ................................................  United States       1,000,000           1,125,847
                                                                                                          --------------
                                                                                                              53,272,866
                                                                                                          --------------
          HEALTH CARE EQUIPMENT & SERVICES 1.4%
          Boston Scientific Corp., senior note, 6.00%, 1/15/20 ......  United States       6,000,000           5,940,456
          CareFusion Corp., senior note, 6.375%, 8/01/19 ............  United States       5,000,000           5,595,520


                             112 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
          Coventry Health Care Inc., senior note, 6.30%, 8/15/14 ....  United States       4,750,000      $    5,009,963
          DaVita Inc., senior sub. note, 7.25%, 3/15/15 .............  United States       2,500,000           2,562,500
          HCA Inc.,
                senior note, 6.95%, 5/01/12 .........................  United States       4,000,000           4,175,000
            (f) senior secured note, 144A, 7.25%, 9/15/20 ...........  United States       1,700,000           1,782,875
            (f) senior secured note, 144A, 7.875%, 2/15/20 ..........  United States       2,000,000           2,157,500
            (k) senior secured note, PIK, 9.625%, 11/15/16 ..........  United States       3,000,000           3,270,000
          Medco Health Solutions Inc., 7.125%, 3/15/18 ..............  United States       4,500,000           5,235,421
      (f) Tenet Healthcare Corp., senior secured note, 144A,
                10.00%, 5/01/18 .....................................  United States         800,000             915,000
                8.875%, 7/01/19 .....................................  United States       1,000,000           1,106,250
          US Oncology Inc., senior secured note, 9.125%, 8/15/17       United States       1,200,000           1,260,000
                                                                                                          --------------
                                                                                                              39,010,485
                                                                                                          --------------
          INSURANCE 0.9%
          Aflac Inc., senior note, 8.50%, 5/15/19 ...................  United States       6,000,000           7,363,062
      (i) Lincoln National Corp., junior sub. deb., FRN, 6.05%,
             4/20/67 ................................................  United States       3,800,000           3,290,455
      (i) MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 ......  United States       4,000,000           3,849,684
      (f) Nationwide Mutual Insurance Co., 144A, 8.25%, 12/01/31 ....  United States       1,200,000           1,281,320
          Reinsurance Group of America Inc., senior note, 6.45%,
             11/15/19 ...............................................  United States       5,700,000           6,039,948
          Willis North America Inc., senior note, 7.00%, 9/29/19 ....  United States       2,600,000           2,753,853
                                                                                                          --------------
                                                                                                              24,578,322
                                                                                                          --------------
          MATERIALS 1.6%
      (f) Anglo American Capital PLC, senior note, 144A, 9.375%,
             4/08/14 ................................................ United Kingdom       6,500,000           7,893,080
          Ball Corp., senior note,
                7.125%, 9/01/16 .....................................  United States         300,000             320,250
                7.375%, 9/01/19 .....................................  United States         300,000             317,250
          The Dow Chemical Co., senior note, 4.85%, 8/15/12 .........  United States       6,000,000           6,347,796
          Huntsman International LLC,
            (f) senior note, 144A, 5.50%, 6/30/16 ...................  United States         300,000             274,500
                senior sub. note, 7.875%, 11/15/14 ..................  United States       2,500,000           2,550,000
      (f) Ineos Group Holdings PLC, senior secured note, 144A,
             8.50%, 2/15/16 ......................................... United Kingdom       1,000,000             895,000
      (f) Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17 .. United Kingdom       1,400,000 EUR       1,985,052
      (f) LBI Escrow Corp., senior secured note, 144A, 8.00%,
             11/01/17 ...............................................  United States         700,000             727,125
      (f) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ....  United States       1,200,000           1,245,000
          NewPage Corp., senior secured note, 11.375%, 12/31/14 .....  United States       3,500,000           3,613,750
          Novelis Inc., senior note,
                7.25%, 2/15/15 ......................................     Canada           1,300,000           1,287,000
                11.50%, 2/15/15 .....................................     Canada             500,000             552,500
          Owens-Brockway Glass Container Inc., senior note, 6.75%,
             12/01/14 ...............................................  United States         700,000             721,000
          Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ..........  United States       1,000,000           1,057,500
          RPM International Inc.,
                6.25%, 12/15/13 .....................................  United States       1,000,000           1,099,659
                6.50%, 2/15/18 ......................................  United States       5,000,000           5,285,975


                           Semiannual Report | 113

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          MATERIALS (CONTINUED)
      (f) RPM U.K. G.P., 144A, 6.70%, 11/01/15 ......................  United States       1,000,000      $    1,093,628
          Solo Cup Co., senior sub. note, 8.50%, 2/15/14 ............  United States       2,500,000           2,525,000
          Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ...........  United States       2,900,000           3,171,565
                                                                                                          --------------
                                                                                                              42,962,630
                                                                                                          --------------
          MEDIA 2.0%
          Belo Corp., senior note, 6.75%, 5/30/13 ...................  United States      10,000,000          10,225,000
      (f) CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%,
             11/30/16 ...............................................  United States       1,558,428           1,877,906
      (f) CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20 ......  United States         700,000             719,250
      (f) Clear Channel Worldwide Holdings Inc., senior note,
                A, 144A, 9.25%, 12/15/17 ............................  United States         300,000             321,750
                B, 144A, 9.25%, 12/15/17 ............................  United States       1,000,000           1,076,250
          EchoStar DBS Corp., senior note,
                7.75%, 5/31/15 ......................................  United States         500,000             527,500
                7.125%, 2/01/16 .....................................  United States       2,500,000           2,550,000
          Lamar Media Corp., senior note, 9.75%, 4/01/14 ............  United States       2,500,000           2,793,750
          LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ....  United States       2,000,000           1,990,000
      (f) Media General Inc., senior secured note, 144A, 11.75%,
             2/15/17 ................................................  United States       1,500,000           1,608,750
          News America Holdings Inc., senior bond, 7.90%, 12/01/95 ..  United States         500,000             584,424
          News America Inc.,
                senior deb., 7.25%, 5/18/18 .........................  United States       2,000,000           2,349,808
                senior note, 6.90%, 8/15/39 .........................  United States       1,800,000           2,018,686
      (f) Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%,
             1/31/17 ................................................      Italy           2,000,000 EUR       2,630,526
      (f) Sinclair Television Group Inc., senior secured note, 144A,
             9.25%, 11/01/17 ........................................  United States       2,500,000           2,668,750
          Time Warner Cable Inc.,
                senior bond, 7.30%, 7/01/38 .........................  United States         625,000             723,171
                senior note, 6.75%, 7/01/18 .........................  United States       8,500,000           9,652,472
          Time Warner Inc.,
                7.70%, 5/01/32 ......................................  United States         550,000             647,419
                senior note, 6.875%, 5/01/12 ........................  United States         600,000             660,617
      (f) UPC Germany GmbH, senior sub. note, 144A, 9.625%,
             12/01/19 ...............................................     Germany            600,000 EUR         860,718
          Viacom Inc., senior note,
                6.25%, 4/30/16 ......................................  United States       2,000,000           2,247,168
                6.125%, 10/05/17 ....................................  United States       2,500,000           2,751,017
      (f) Virgin Media Secured Finance, senior secured note, 144A,
             6.50%, 1/15/18 ......................................... United Kingdom       1,000,000           1,017,601
      (f) Vivendi, senior note, 144A, 5.75%, 4/04/13 ................      France            400,000             434,612
      (f) WMG Acquisition Corp., senior secured note, 144A, 9.50%,
             6/15/16 ................................................  United States       2,500,000           2,712,500
                                                                                                          --------------
                                                                                                              55,649,645
                                                                                                          --------------


                             114 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.3%
          GlaxoSmithKline Capital Inc., 4.85%, 5/15/13 ..............  United States          25,000      $       27,231
          Pfizer Inc., senior note, 6.20%, 3/15/19 ..................  United States       7,000,000           7,995,932
      (f) Talecris Biotherapeutics Holdings Corp., senior note, 144A,
             7.75%, 11/15/16 ........................................  United States       1,100,000           1,116,500
                                                                                                          --------------
                                                                                                               9,139,663
                                                                                                          --------------
          REAL ESTATE 1.2%
          Boston Properties LP, senior note, 5.625%, 11/15/20 .......  United States       4,800,000           4,934,659
      (f) Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14 .......    Australia         4,250,000           4,701,210
      (f) Digital Realty Trust LP, 144A, 5.875%, 2/01/20 ............  United States       6,400,000           6,440,992
          ERP Operating LP, 5.75%, 6/15/17 ..........................  United States       2,000,000           2,147,852
          FelCor Lodging LP, senior secured note, 10.00%, 10/01/14 ..  United States       1,300,000           1,365,000
          Forest City Enterprises Inc., senior note, 7.625%,
             6/01/15 ................................................  United States       1,000,000             935,000
          HCP Inc., senior note, 6.70%, 1/30/18 .....................  United States       5,000,000           5,232,485
          Kimco Realty Corp., senior note, 6.875%, 10/01/19 .........  United States       5,000,000           5,656,120
                                                                                                          --------------
                                                                                                              31,413,318
                                                                                                          --------------
          RETAILING 0.2%
          Michaels Stores Inc., senior note, 10.00%, 11/01/14 .......  United States       2,000,000           2,130,000
          Target Corp., 6.50%, 10/15/37 .............................  United States       2,800,000           3,174,968
                                                                                                          --------------
                                                                                                               5,304,968
                                                                                                          --------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.0%(e)
      (f) Advanced Micro Devices Inc., senior note, 144A, 8.125%,
             12/15/17 ...............................................  United States         500,000             517,500
                                                                                                          --------------
          SOFTWARE & SERVICES 0.2%
          Electronic Data Systems Corp., senior note, B, 6.00%,
             8/01/13 ................................................  United States         800,000             898,162
          Fiserv Inc., senior note, 6.125%, 11/20/12 ................  United States       2,500,000           2,730,788
          SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 ...  United States       1,000,000           1,031,250
                                                                                                          --------------
                                                                                                               4,660,200
                                                                                                          --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 0.0%(e)
      (f) ViaSat Inc., senior note, 144A, 8.875%, 9/15/16 ...........  United States         500,000             515,000
                                                                                                          --------------
          TELECOMMUNICATION SERVICES 1.7%
          AT&T Inc., 5.80%, 2/15/19 .................................  United States       4,000,000           4,362,440
          Cellco Partnership/Verizon Wireless, senior note, 8.50%,
             11/15/18 ...............................................  United States       6,300,000           7,983,272
      (f) Digicel Group Ltd., senior note, 144A,
                8.875%, 1/15/15 .....................................     Jamaica          1,500,000           1,513,125
                8.25%, 9/01/17 ......................................     Jamaica          1,000,000           1,027,500
          Embarq Corp., senior note, 7.082%, 6/01/16 ................  United States       2,500,000           2,760,775
          GTE Corp., senior bond, 6.84%, 4/15/18 ....................  United States         750,000             840,268
          Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 .......     Bermuda          3,000,000           3,262,500
          Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%,
             1/15/13 ................................................     Bermuda          2,000,000           2,045,000
          MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ......  United States       2,500,000           2,606,250


                             Semiannual Report | 115

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          TELECOMMUNICATION SERVICES (CONTINUED)
      (f) New Communications Holdings, senior note, 144A,
                8.25%, 4/15/17 ......................................  United States         300,000      $      310,500
                8.50%, 4/15/20 ......................................  United States         400,000             414,000
                8.75%, 4/15/22 ......................................  United States         900,000             931,500
          Telecom Italia Capital SA, senior note,
                4.95%, 9/30/14 ......................................      Italy           1,500,000           1,553,046
                6.999%, 6/04/18 .....................................      Italy           6,000,000           6,504,360
          Time Warner Entertainment Co. LP,
                senior bond, 8.375%, 3/15/23 ........................  United States         800,000           1,006,062
                senior note, 8.875%, 10/01/12 .......................  United States         350,000             404,408
          Verizon New York Inc., senior deb.,
                A, 6.875%, 4/01/12 ..................................  United States       4,700,000           5,112,509
                B, 7.375%, 4/01/32 ..................................  United States       1,000,000           1,113,675
          Verizon Pennsylvania Inc., senior bond, A, 5.65%,
             11/15/11 ...............................................  United States         275,000             291,106
          Verizon Virginia Inc., A, 4.625%, 3/15/13 .................  United States       1,000,000           1,059,319
   (f, k) Wind Acquisition Holding, senior secured note, 144A, PIK,
             12.25%, 7/15/17 ........................................      Italy           1,500,000 EUR       1,945,228
                                                                                                          --------------
                                                                                                              47,046,843
                                                                                                          --------------
          TRANSPORTATION 0.5%
          Burlington Northern and Santa Fe 99-2 Trust, secured bond,
             7.57%, 1/02/21 .........................................  United States         245,406             293,603
      (f) Ceva Group PLC, senior secured note, 144A,
                11.625%, 10/01/16 ...................................  United Kingdom        500,000             545,625
                11.50%, 4/01/18 .....................................  United Kingdom      1,400,000           1,513,750
      (f) Delta Air Lines Inc., senior secured note, 144A, 9.50%,
             9/15/14 ................................................  United States       1,800,000           1,930,500
      (f) DP World Ltd., 144A, 6.85%, 7/02/37 .......................   United Arab
                                                                          Emirates         3,700,000           3,068,521
          Hertz Corp., senior note, 7.625%, 6/01/12 .................  United States       2,950,000           3,038,500
          Union Pacific Corp., senior note,
                3.625%, 6/01/10 .....................................  United States       1,500,000           1,503,313
                5.75%, 11/15/17 .....................................  United States       1,350,000           1,470,818
          Union Pacific Railroad Co. 1998 Pass Trust, 98-B, 6.85%,
             1/02/19 ................................................  United States         863,416             982,091
          Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%,
             1/02/29 ................................................  United States         276,773             285,184
                                                                                                          --------------
                                                                                                              14,631,905
                                                                                                          --------------
          UTILITIES 2.0%
          Ameren Corp., senior note, 8.875%, 5/15/14 ................  United States       6,400,000           7,481,459
          CenterPoint Energy Inc., senior note,
                6.85%, 6/01/15 ......................................  United States       1,000,000           1,126,502
                6.125%, 11/01/17 ....................................  United States       1,400,000           1,521,400
                6.50%, 5/01/18 ......................................  United States       7,000,000           7,643,146
          CMS Energy Corp., senior note, 8.75%, 6/15/19 .............  United States         700,000             804,678
          Dominion Resources Inc., 6.40%, 6/15/18 ...................  United States       3,650,000           4,160,350
          DPL Inc., senior note, 6.875%, 9/01/11 ....................  United States         500,000             533,686


                             116 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          CORPORATE BONDS (CONTINUED)
          UTILITIES (CONTINUED)
          Duke Energy Corp., senior note,
                5.65%, 6/15/13 ......................................  United States         525,000      $      576,437
                6.25%, 6/15/18 ......................................  United States       1,800,000           2,007,324
                5.05%, 9/15/19 ......................................  United States       5,000,000           5,174,685
          Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ........  United States       2,500,000           2,212,500
      (f) Enogex LLC, senior note, 144A, 6.25%, 3/15/20 .............  United States       5,000,000           5,153,105
      (f) Infinis PLC, senior note, 144A, 9.125%, 12/15/14 .......... United Kingdom         300,000 GBP         477,072
          MidAmerican Energy Co., senior note, 5.95%, 7/15/17 .......  United States       2,200,000           2,460,511
          Northeast Generation Co., senior secured note, B-1, 8.812%,
             10/15/26 ...............................................  United States         375,938             383,736
          NRG Energy Inc., senior note,
                7.25%, 2/01/14 ......................................  United States       2,000,000           2,032,500
                7.375%, 2/01/16 .....................................  United States       2,000,000           1,985,000
          Texas Competitive Electric Holdings Co. LLC, senior note,
             A, 10.25%, 11/01/15 ....................................  United States       5,000,000           3,762,500
          Virginia Electric and Power Co., senior note, 8.875%,
             11/15/38 ...............................................  United States       4,000,000           5,778,104
                                                                                                          --------------
                                                                                                              55,274,695
                                                                                                          --------------
          TOTAL CORPORATE BONDS (COST $814,722,343) ..................                                       872,167,576
                                                                                                          --------------
          CONVERTIBLE BONDS 0.1%
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
          PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 .......  United States       1,900,000           2,166,000
                                                                                                          --------------
          SOFTWARE & SERVICES 0.0%(e)
      (f) VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%,
             6/15/12 ................................................  United States       2,100,000           1,960,875
                                                                                                          --------------
          TOTAL CONVERTIBLE BONDS (COST $4,221,159) .................                                          4,126,875
                                                                                                          --------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
             MORTGAGE-BACKED SECURITIES 9.3%
          BANKS 6.3%
          Banc of America Commercial Mortgage Inc.,
                 2006-1, AM, 5.421%, 9/10/45 ........................  United States       3,140,000           2,961,075
             (i) 2006-3, AM, FRN, 5.812%, 7/10/44 ...................  United States       6,745,000           6,080,474
                 2006-4, AM, 5.675%, 7/10/46 ........................  United States       7,350,000           6,662,261
      (i) Capital One Auto Finance Trust, 2006-C, A4, FRN, 0.284%,
             5/15/13 ................................................  United States       3,900,976           3,874,244
          Citigroup Commercial Mortgage Trust,
                 2006-C5, A2, 5.378%, 10/15/49 ......................  United States       1,100,000           1,151,924
             (i) 2007-C6, AM, FRN, 5.70%, 6/10/17 ...................  United States       1,840,000           1,665,219
          Citigroup/Deutsche Bank Commercial Mortgage Trust,
             (i) 2005-CD1, E, FRN, 5.40%, 7/15/44 ...................  United States       4,500,000           2,505,515
                 2006-CD3, A5, 5.617%, 10/15/48 .....................  United States      13,500,000          13,907,183
                 2007-CD4, B, 5.447%, 12/11/49 ......................  United States       4,100,000             851,119
                 2007-CD4, C, 5.476%, 12/11/49 ......................  United States      14,200,000           2,525,498
          FNMA,
             (i) 2005-122, FN, FRN, 0.613%, 1/25/36 .................  United States       4,672,672           4,670,219
                 G93-33, K, 7.00%, 9/25/23 ..........................  United States         839,423             913,974


                             Semiannual Report | 117

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          BANKS (CONTINUED)
          FHLMC,
                 2643, OG, 5.00%, 7/15/32 ...........................  United States       3,182,750      $    3,356,080
             (i) 2942, TF, FRN, 0.687%, 3/15/35 .....................  United States       1,498,174           1,497,099
          GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
             1/10/38 ................................................  United States       1,578,354           1,660,639
          Greenwich Capital Commercial Funding Corp.,
                 2004-GG1, A7, 5.317%, 6/10/36 ......................  United States       1,775,000           1,878,815
                 2005-GG5, A5, 5.224%, 4/10/37 ......................  United States      28,900,000          29,399,652
             (i) 2006-GG7, A4, FRN, 5.888%, 7/10/38 .................  United States      21,200,000          22,079,143
                 2007-GG9, C, 5.554%, 3/10/39 .......................  United States       6,438,000           1,835,391
      (i) GS Mortgage Securities Corp. II,
                 1997-GL, X2, IO, FRN, 0.29%, 7/13/30 ...............  United States          34,323                 354
                 2006-GG6, A4, FRN, 5.553%, 4/10/38 .................  United States      19,807,000          20,313,410
          LB-UBS Commercial Mortgage Trust, 2005-C5, A4, 4.954%,
             9/15/30 ................................................  United States      14,570,000          15,052,392
      (i) Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN, 5.537%,
             6/15/38 ................................................  United States       6,900,000           7,274,507
   (f, i) Schiller Park CLO Ltd., 2007-1A, A2, 144A, FRN, 0.556%,
             4/25/21 ................................................  United States       3,500,000           3,135,510
      (i) South Carolina Student Loan Corp., 2008-1, A1, FRN, 0.752%,
             9/02/14 ................................................  United States         251,646             251,145
   (f, i) Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1,
             144A, FRN, 0.417%, 6/15/20 .............................  United States      16,640,923          14,790,536
      (b) Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24 .........  United States          25,299              25,299
                                                                                                          --------------
                                                                                                             170,318,677
                                                                                                          --------------
          DIVERSIFIED FINANCIALS 2.7%
      (i) Advanta Business Card Master Trust,
                2005-A2, A2, FRN, 0.386%, 5/20/13 ...................  United States         419,543             414,872
                2007-A4, A4, FRN, 0.286%, 4/22/13 ...................  United States         492,507             487,023
      (i) AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 0.903%,
             12/22/27 ...............................................  United States         161,289             102,089
      (i) Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN,
             1.538%, 1/25/32 ........................................  United States         316,134             117,332
   (f, i) Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN,
             1.344%, 8/01/16 ........................................ Cayman Islands       4,363,265           4,101,753
   (f, i) Babson CLO Ltd., 2005-2A, A1, 144A, FRN, 0.499%, 7/20/19 .. Cayman Islands       4,090,699           3,759,884
   (f, i) Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.596%, 3/11/21 .. Cayman Islands       1,006,000             880,351
      (i) Chase Funding Mortgage Loan Asset-Backed Certificates,
             2004-2, 2A2, FRN, 0.763%, 2/25/35 ......................  United States       1,591,433           1,145,991
      (i) Chase Issuance Trust, 2007-A9, A9, FRN, 0.284%, 6/16/14 ...  United States      16,450,000          16,388,943
   (f, i) Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.303%,
             10/15/21 ............................................... Cayman Islands         690,000             558,817
   (f, i) DLJ Mortgage Acceptance Corp., 1997-CF1, S, 144A, IO,
             FRN, 1.038%, 5/15/30 ...................................  United States          10,781                  --
      (i) First Franklin Mortgage Loan Asset-Backed Certificates,
             2004-FF11, 1A2, FRN, 0.613%, 1/25/35 ...................  United States         760,091             644,693


                             118 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          DIVERSIFIED FINANCIALS (CONTINUED)
          JPMorgan Chase Commercial Mortgage Securities Corp.,
             (i) 2004-CB9, A4, FRN, 5.371%, 6/12/41 .................  United States      11,324,540      $   11,762,730
                 2004-LN2, A2, 5.115%, 7/15/41 ......................  United States         697,106             713,345
                 2005-LDP2, AM, 4.78%, 7/15/42 ......................  United States       2,470,000           2,348,854
          (f, i) 2007-FL1A, A1, 144A, FRN, 0.712%, 7/15/19 ..........  United States      18,719,274          16,291,386
      (f) Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A,
             5.35%, 2/10/39 .........................................  United States       2,027,963           1,965,705
   (f, i) MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.771%,
             12/21/17 ...............................................  United States       1,200,000           1,006,500
      (i) MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN,
             0.294%, 11/15/12 .......................................  United States       1,850,000           1,849,856
          Residential Asset Securities Corp.,
                 2001-KS2, AI5, 7.514%, 6/25/31 .....................  United States           8,866               7,162
                 2004-KS1, AI4, 4.213%, 4/25/32 .....................  United States         391,458             381,020
             (i) 2005-AHL2, A2, FRN, 0.523%, 10/25/35 ...............  United States       1,019,008             939,634
      (i) Securitized Asset-Backed Receivables LLC Trust, 2006-FR2,
             A2, FRN, 0.413%, 3/25/36 ...............................  United States       2,676,721           2,481,751
      (i) SLM Student Loan Trust,
                2005-4, A2, FRN, 0.396%, 4/26/21 ....................  United States         510,490             509,424
                2005-9, A4, FRN, 0.416%, 1/25/23 ....................  United States       1,405,010           1,400,637
                2006-9, A2, FRN, 0.316%, 4/25/17 ....................  United States          98,314              98,252
      (i) Structured Asset Securities Corp., 2002-1A, 2A1, FRN,
             2.871%, 2/25/32 ........................................  United States          50,676              44,489
   (f, i) Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.474%,
             8/01/22 ................................................ Cayman Islands       4,070,610           3,651,541
                                                                                                          --------------
                                                                                                              74,054,034
                                                                                                          --------------
          REAL ESTATE 0.3%
      (i) Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B,
             FRN, 0.373%, 9/25/37 ...................................  United States      11,276,723           8,252,116
                                                                                                          --------------
          RETAILING 0.0%(e)
      (i) Carmax Auto Owner Trust, 2008-2, A2B, FRN, 1.154%,
             9/15/11 ................................................  United States         347,796             348,314
                                                                                                          --------------
          TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
             MORTGAGE-BACKED SECURITIES (COST $270,906,788)...........                                       252,973,141
                                                                                                          --------------
          MORTGAGE-BACKED SECURITIES 20.6%
      (i) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE
             0.3%
          FHLMC, 2.748%, 7/01/34 ....................................  United States         544,636             568,847
          FHLMC, 3.036%, 11/01/27 ...................................  United States       4,902,597           5,037,860
          FHLMC, 3.041%, 4/01/32 ....................................  United States         884,275             923,507
          FHLMC, 3.059%, 4/01/30 ....................................  United States         445,609             467,560
          FHLMC, 3.154%, 12/01/34 ...................................  United States         376,344             393,312
          FHLMC, 3.479%, 9/01/32 ....................................  United States         257,644             266,981
          FHLMC, 5.275%, 3/01/25 ....................................  United States         131,743             140,408


                             Semiannual Report | 119

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          MORTGAGE-BACKED SECURITIES (CONTINUED)
      (i) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE
             (CONTINUED)
          FHLMC, 5.924%, 10/01/36 ...................................  United States          76,142      $       80,647
          FHLMC, 6.127%, 6/01/36 ....................................  United States         460,429             483,490
                                                                                                          --------------
                                                                                                               8,362,612
                                                                                                          --------------
          FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 6.8%
          FHLMC 30 Year, 6.00%, 6/01/37 .............................  United States         608,638             652,606
          FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31 ..................  United States         327,519             360,152
          FHLMC 30 Year, 7.00%, 7/01/31 .............................  United States          14,164              15,809
          FHLMC 30 Year, 8.00%, 2/01/30 .............................  United States         117,922             135,651
          FHLMC 30 Year, 8.50%, 10/01/24 ............................  United States          18,032              21,091
          FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23 .............  United States      10,417,034          11,031,237
          FHLMC Gold 15 Year, 5.50%, 11/01/22 .......................  United States       1,532,321           1,641,647
          FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22 ..............  United States       4,214,285           4,547,633
      (m) FHLMC Gold 30 Year, 4.50%, 3/01/39 - 5/01/39 ..............  United States      16,182,715          16,357,390
          FHLMC Gold 30 Year, 5.00%, 1/01/37 ........................  United States      28,722,920          29,857,477
          FHLMC Gold 30 Year, 5.00%, 8/01/33 - 1/01/38 ..............  United States      17,817,861          18,517,713
      (m) FHLMC Gold 30 Year, 5.00%, 5/01/39 ........................  United States      30,000,000          31,087,500
          FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37 .............  United States      22,374,864          23,667,982
      (m) FHLMC Gold 30 Year, 6.00%, 5/01/33 - 5/01/39 ..............  United States      30,290,327          32,486,785
          FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39 ..............  United States      12,400,711          13,481,164
          FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32 ..............  United States         489,391             547,473
          FHLMC Gold 30 Year, 7.50%, 3/01/32 ........................  United States          70,171              80,044
          FHLMC Gold 30 Year, 8.50%, 8/01/30 ........................  United States           8,649              10,170
          FHLMC Gold 30 Year, 9.00%, 1/01/22 ........................  United States          71,544              76,391
          FHLMC Gold 30 Year, 10.00%, 10/01/30 ......................  United States         118,215             136,664
                                                                                                          --------------
                                                                                                             184,712,579
                                                                                                          --------------
      (i) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
             RATE 0.9%
          FNMA, 2.00%, 10/01/32 .....................................  United States         873,303             896,538
          FNMA, 2.253%, 4/01/35 .....................................  United States       4,126,364           4,222,736
          FNMA, 2.55%, 12/01/34 .....................................  United States         493,833             515,942
          FNMA, 2.732%, 12/01/34 ....................................  United States         729,628             764,922
          FNMA, 2.75%, 6/01/15 ......................................  United States          75,988              77,242
          FNMA, 2.773%, 12/01/22 ....................................  United States         118,248             123,720
          FNMA, 2.833%, 11/01/31 ....................................  United States         320,001             337,353
          FNMA, 2.882%, 5/01/25 .....................................  United States         124,394             130,217
          FNMA, 2.928%, 2/01/34 .....................................  United States       1,473,958           1,528,715
          FNMA, 3.036%, 9/01/34 .....................................  United States       5,376,184           5,490,080
          FNMA, 3.132%, 10/01/36 ....................................  United States         125,962             131,864
          FNMA, 3.198%, 1/01/17 .....................................  United States         464,691             479,822
          FNMA, 3.429%, 12/01/27 ....................................  United States         413,304             426,956
          FNMA, 3.445%, 6/01/33 .....................................  United States         347,515             353,870
          FNMA, 3.455%, 3/01/33 .....................................  United States         409,403             423,673
          FNMA, 3.475%, 6/01/32 .....................................  United States          52,748              53,328
          FNMA, 4.104%, 8/01/33 .....................................  United States       5,575,590           5,773,980
          FNMA, 4.939%, 12/01/24 ....................................  United States          43,862              45,960


                             120 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          MORTGAGE-BACKED SECURITIES (CONTINUED)
      (i) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
             RATE (CONTINUED)
          FNMA, 5.282%, 6/01/17 .....................................  United States          69,962      $       70,307
          FNMA, 5.883%, 3/01/37 .....................................  United States       1,097,336           1,161,814
                                                                                                          --------------
                                                                                                              23,009,039
                                                                                                          --------------
          FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED
             RATE 12.3%
          FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 ....................  United States       1,029,582           1,085,393
          FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 ....................  United States       1,061,622           1,133,236
          (m) FNMA 15 Year, 5.50%, 1/01/14 - 5/01/24 ................  United States      11,607,718          12,413,028
          FNMA 15 Year, 6.00%, 8/01/16 - 9/01/22 ....................  United States       1,570,018           1,692,988
          FNMA 15 Year, 6.50%, 10/01/12 - 9/01/16 ...................  United States          26,943              28,998
          FNMA 30 Year, 4.50%, 4/01/38 - 1/01/39 ....................  United States      45,178,693          45,673,306
          FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39 ....................  United States      55,450,534          57,524,415
      (m) FNMA 30 Year, 5.00%, 5/01/39 ..............................  United States      35,278,000          36,518,233
          FNMA 30 Year, 5.50%, 6/01/33 - 11/01/38 ...................  United States      61,324,653          64,779,699
          FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38 ....................  United States      33,029,087          35,235,284
      (m) FNMA 30 Year, 6.00%, 5/01/39 ..............................  United States      68,000,000          72,611,284
      (m) FNMA 30 Year, 6.50%, 5/01/28 - 5/01/39 ....................  United States       5,030,585           5,472,994
          FNMA 30 Year, 7.00%, 11/01/25 - 1/01/31 ...................  United States          72,805              81,298
          FNMA 30 Year, 7.50%, 1/01/30 ..............................  United States          49,482              55,921
          FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32 ....................  United States         295,348             343,823
          FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ...................  United States         659,474             768,234
                                                                                                          --------------
                                                                                                             335,418,134
                                                                                                          --------------
      (i) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE
             RATE 0.0%(e)
          GNMA, 3.125%, 10/20/26 ....................................  United States          78,629              80,840
          GNMA, 3.375%, 1/20/23 .....................................  United States          37,016              38,427
                                                                                                          --------------
                                                                                                                 119,267
                                                                                                          --------------
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
             0.3%
          GNMA I SF 30 Year, 6.00%, 1/15/39 .........................  United States       2,394,459           2,572,098
          GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38 ..............  United States         380,875             414,882
          GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31 ..............  United States         128,607             144,441
          GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26 ...............  United States         386,473             434,697
          GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17 ...............  United States         136,879             152,053
          GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31 ...............  United States           3,190               3,717
          GNMA II SF 30 Year, 6.00%, 5/20/31 ........................  United States          27,419              29,942
          GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38 ..............  United States       4,040,324           4,391,074
          GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ..............  United States         171,524             193,101
          GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27 ..............  United States         199,783             228,831
                                                                                                          --------------
                                                                                                               8,564,836
                                                                                                          --------------
          TOTAL MORTGAGE-BACKED SECURITIES
             (COST $543,078,676)                                                                             560,186,467
                                                                                                          --------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 14.7%
      (f) Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ................   United Arab
                                                                          Emirates         1,980,000           2,286,924
          European Investment Bank, senior note, 4.50%, 5/15/13 ..... Supranational(n)     2,700,000 NOK         475,394
   (i, o) Government of Argentina, senior bond, FRN, 0.39%,
             8/03/12 ................................................    Argentina         2,225,000             753,163


                             Semiannual Report | 121

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
          Government of Australia, TB123, 5.75%, 4/15/12 ............    Australia        21,290,000 AUD  $   19,970,576
      (j) Government of Ghana, Reg S, 8.50%, 10/04/17 ...............      Ghana             300,000             330,750
          Government of Hungary,
                6.75%, 7/28/14 ......................................     Hungary          1,400,000 EUR       2,059,598
                3.50%, 7/18/16 ......................................     Hungary            115,000 EUR         147,283
                4.375%, 7/04/17 .....................................     Hungary            215,000 EUR         285,585
                5.75%, 6/11/18 ......................................     Hungary            695,000 EUR         990,535
                6.25%, 1/29/20 ......................................     Hungary          2,310,000           2,413,938
                senior note, 3.875%, 2/24/20 ........................     Hungary            285,000 EUR         358,293
          Government of Indonesia,
                FR19, 14.25%, 6/15/13 ...............................    Indonesia     7,995,000,000 IDR       1,049,619
                FR34, 12.80%, 6/15/21 ...............................    Indonesia     9,705,000,000 IDR       1,390,880
                FR35, 12.90%, 6/15/22 ...............................    Indonesia    21,000,000,000 IDR       3,028,504
                FR36, 11.50%, 9/15/19 ...............................    Indonesia    12,200,000,000 IDR       1,611,156
                FR40, 11.00%, 9/15/25 ...............................    Indonesia    43,390,000,000 IDR       5,487,863
                FR44, 10.00%, 9/15/24 ...............................    Indonesia    75,880,000,000 IDR       8,964,577
                FR47, 10.00%, 2/15/28 ...............................    Indonesia   188,340,000,000 IDR      21,465,034
            (j) senior bond, Reg S, 7.75%, 1/17/38 ..................    Indonesia         1,590,000           1,864,673
            (f) senior note, 144A, 11.625%, 3/04/19 .................    Indonesia         1,540,000           2,233,513
      (j) Government of Iraq, Reg S, 5.80%, 1/15/28 .................       Iraq             260,000             217,100
          Government of Israel, 2680, 7.00%, 4/29/11 ................      Israel         11,620,000 ILS       3,263,189
      (f) Government of Lithuania, 144A,
                6.75%, 1/15/15 ......................................    Lithuania         3,720,000           4,022,436
                7.375%, 2/11/20 .....................................    Lithuania         4,670,000           5,090,300
          Government of Malaysia,
                3.756%, 4/28/11 .....................................    Malaysia         32,550,000 MYR      10,337,770
                3.833%, 9/28/11 .....................................    Malaysia         52,810,000 MYR      16,838,938
          Government of Mexico, M 20,
                7.50%, 6/03/27 ......................................     Mexico          902,900(p) MXN       7,101,841
                10.00%, 12/05/24 ....................................     Mexico          400,000(p) MXN       3,909,672
          Government of Norway,
                6.00%, 5/16/11 ......................................     Norway           3,600,000 NOK         633,485
                6.50%, 5/15/13 ......................................     Norway          35,500,000 NOK       6,692,988
          Government of Peru,
                7, 8.60%, 8/12/17 ...................................      Peru            3,200,000 PEN       1,357,805
                7.84%, 8/12/20 ......................................      Peru            1,100,000 PEN         440,997
          Government of Poland,
                4.75%, 4/25/12 ......................................     Poland           9,660,000 PLN       3,298,946
                5.00%, 10/24/13 .....................................     Poland           4,665,000 PLN       1,589,594
                5.75%, 4/25/14 ......................................     Poland          69,430,000 PLN      24,158,288
          senior note, 6.375%, 7/15/19 ..............................     Poland           4,500,000           4,928,445
      (f) Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ....      Qatar           2,010,000           2,284,767
          Government of Russia,
            (f) 144A, 7.50%, 3/31/30 ................................      Russia          5,195,240           5,961,798
            (j) senior bond, Reg S, 7.50%, 3/31/30 ..................      Russia          8,574,400           9,839,553
          Government of South Africa,
                6.875%, 5/27/19 .....................................  South Africa        2,680,000           3,012,990
                senior note, 6.50%, 6/02/14 .........................  South Africa          195,000             216,324
                senior note, 5.875%, 5/30/22 ........................  South Africa        3,115,000           3,225,972


                             122 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
          Government of Sri Lanka, A,
                12.00%, 7/15/11 .....................................    Sri Lanka        17,450,000 LKR  $      157,224
                8.50%, 1/15/13 ......................................    Sri Lanka        61,500,000 LKR         516,186
                13.50%, 2/01/13 .....................................    Sri Lanka        71,700,000 LKR         677,890
                11.25%, 7/15/14 .....................................    Sri Lanka       212,700,000 LKR       1,879,266
                11.00%, 8/01/15 .....................................    Sri Lanka       241,800,000 LKR       2,090,373
          Government of Sweden,
                5.25%, 3/15/11 ......................................     Sweden          86,320,000 SEK      12,390,402
                5.50%, 10/08/12 .....................................     Sweden         213,440,000 SEK      32,351,758
          Government of Venezuela,
                10.75%, 9/19/13 .....................................    Venezuela           715,000             696,267
            (j) senior bond, Reg S, 5.375%, 8/07/10 .................    Venezuela         1,150,000           1,143,077
      (f) Government of Vietnam, 144A,
                6.875%, 1/15/16 .....................................     Vietnam            150,000             161,250
                6.75%, 1/29/20 ......................................     Vietnam          5,120,000           5,344,000
          Korea Treasury Bond,
                0400-1206, 4.00%, 6/10/12 ...........................   South Korea   77,250,010,000 KRW      70,470,819
                0475-1112, 4.75%, 12/10/11 ..........................   South Korea    1,087,790,000 KRW       1,004,559
                0525-1209, 5.25%, 9/10/12 ...........................   South Korea    1,800,000,000 KRW       1,684,737
                0525-1303, 5.25%, 3/10/13 ...........................   South Korea      168,330,000 KRW         157,783
                0550-1106, 5.50%, 6/10/11 ...........................   South Korea    1,734,150,000 KRW       1,611,168
                senior note, 7.125%, 4/16/19 ........................   South Korea        3,090,000           3,699,292
          New South Wales Treasury Corp., 6.00%, 5/01/12 ............    Australia        26,810,000 AUD      25,110,597
          Nota Do Tesouro Nacional,
                10.00%, 1/01/12 .....................................     Brazil           36,200(q) BRL      20,131,530
                10.00%, 1/01/13 .....................................     Brazil           23,250(q) BRL      12,619,489
            (r) Index Linked, 6.00%, 5/15/15 ........................     Brazil              840(q) BRL         901,169
          Province of Ontario, 6.25%, 6/16/15 .......................     Canada             305,000 NZD         228,287
      (f) Peru Enhanced Pass-Through Finance Ltd., senior secured
             bond, A-1, 144A, zero cpn., 5/31/18 .....................     Peru            1,210,570             960,396
          Queensland Treasury Corp.,
                13, 6.00%, 8/14/13 ..................................    Australia         7,410,000 AUD       6,924,882
            (f) 144A, 7.125%, 9/18/17 ...............................    Australia         1,860,000 NZD       1,439,260
                                                                                                          --------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
             (COST $376,226,313)                                                                             399,942,717
                                                                                                          --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 15.1%
          FHLB, 1.625%, 7/27/11 .....................................  United States       8,000,000           8,091,168
          FHLMC,
                5.125%, 11/17/17 ....................................  United States         400,000             440,809
                senior note, 5.00%, 4/18/17 .........................  United States       5,400,000           5,923,082
          FNMA,
                3.25%, 8/12/10 ......................................  United States         150,000             151,259
                6.625%, 11/15/30 ....................................  United States      18,800,000          23,093,920
          Morgan Stanley, senior note, FDIC Guaranteed, 1.95%,
             6/20/12 ................................................  United States         500,000             507,874


                             Semiannual Report | 123

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
          U.S. Treasury Bond,
                3.875%, 2/15/13 .....................................  United States      30,000,000      $   32,078,910
                5.50%, 8/15/28 ......................................  United States      10,500,000          12,043,825
                5.00%, 5/15/37 ......................................  United States       1,685,000           1,826,909
                4.50%, 8/15/39 ......................................  United States      29,700,000          29,565,429
                4.375%, 11/15/39 ....................................  United States      24,000,000          23,411,256
            (s) Index Linked, 2.375%, 1/15/25 .......................  United States       8,048,811           8,782,638
          U.S. Treasury Note,
                1.50%, 7/15/12 ......................................  United States       8,000,000           8,083,128
                2.75%, 2/28/13 ......................................  United States      35,000,000          36,323,455
                3.375%, 7/31/13 .....................................  United States         185,000             195,319
                2.75%, 10/31/13 .....................................  United States      44,000,000          45,478,136
                1.75%, 3/31/14 ......................................  United States      67,000,000          66,445,173
                1.875%, 4/30/14 .....................................  United States         650,000             646,750
                2.625%, 6/30/14 .....................................  United States       3,680,000           3,760,213
                2.375%, 1/31/15 .....................................  United States      58,000,000          57,791,780
                3.25%, 12/31/16 .....................................  United States      36,000,000          36,444,384
                3.875%, 5/15/18 .....................................  United States          45,000              46,737
                4.00%, 8/15/18 ......................................  United States         715,000             746,170
                3.125%, 5/15/19 .....................................  United States       2,000,000           1,932,812
            (s) Index Linked, 2.00%, 1/15/16 ........................  United States       7,589,465           8,190,695
                                                                                                          --------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $412,353,790)                                                                             412,001,831
                                                                                                          --------------
   (i, t) SENIOR FLOATING RATE INTERESTS 4.6%
          AUTOMOBILES & COMPONENTS 0.0%(e)
          Federal-Mogul Corp.,
                Term Loan B, 2.188% - 2.198%, 12/27/14 ..............  United States         902,481             827,275
                Term Loan C, 4.19%, 12/27/15 ........................  United States             455                 417
                                                                                                          --------------
                                                                                                                 827,692
                                                                                                          --------------
          CAPITAL GOODS 0.3%
          BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 ............  United States         681,985             688,521
          RBS Global Inc. (Rexnord),
                Incremental Tranche B-2, 2.563%, 7/22/13 ............  United States         587,723             567,704
                Tranche B-1 Term Loan B, 2.813%, 7/22/13 ............  United States       3,863,246           3,781,152
          TransDigm Inc., Term Loan B, 2.278%, 6/23/13 ..............  United States       2,283,891           2,254,390
                                                                                                          --------------
                                                                                                               7,291,767
                                                                                                          --------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.3%
          ARAMARK Corp.,
                Extended Synthetic L/C, 0.142%, 7/26/16 .............  United States         141,175             140,549
                Synthetic L/C, 2.167%, 1/26/14 ......................  United States          78,373              77,126
                Term Loan B, 2.165%, 1/26/14 ........................  United States       1,191,708           1,172,752
                Term Loan B Extended, 3.54%, 7/26/16 ................  United States       2,146,652           2,137,121
          Diversey Inc., Tranche B Dollar Term Loan, 5.50%,
             11/24/15 ...............................................  United States       1,883,611           1,900,093
          Duratek Inc. (EnergySolutions), Term Loan B, 4.03%,
             6/07/13 ................................................  United States         405,061             400,166


                             124 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
   (i, t) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          COMMERCIAL & PROFESSIONAL SERVICES (CONTINUED)
          EnergySolutions LLC,
                Synthetic A Deposit, 4.02%, 6/07/13 .................  United States          11,827      $       11,684
                Synthetic L/C, 4.02%, 6/07/13 .......................  United States          60,167              59,440
          Term Loan B, 4.03%, 6/07/13 ...............................  United States         844,271             834,070
   (k, l) EnviroSolutions Inc., Initial Term Loan, PIK, 3.75%,
             7/07/12 ................................................  United States         966,470             786,062
                                                                                                          --------------
                                                                                                               7,519,063
                                                                                                          --------------
          CONSUMER DURABLES & APPAREL 0.1%
          Jarden Corp.,
                Term Loan B1, 2.04%, 1/24/12 ........................  United States         517,429             515,950
                Term Loan B2, 2.04%, 1/24/12 ........................  United States         130,094             129,639
                Term Loan B4, 3.54%, 1/26/15 ........................  United States       2,249,073           2,259,507
          Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
             2.251%, 10/04/11 .......................................  United States       1,172,568           1,165,973
(b, k, m) Sleep Innovations Inc., Term Loan, PIK, 10.25%,
             3/05/15 ................................................  United States          92,233              68,252
                                                                                                          --------------
                                                                                                               4,139,321
                                                                                                          --------------
          CONSUMER SERVICES 0.4%
          CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%,
             7/13/12 ................................................  United States         153,199             152,018
          Education Management LLC, Term Loan C, 2.063%, 6/01/13 ....  United States       3,772,240           3,698,130
          Penn National Gaming Inc., Term Loan B, 2.00% - 2.07%,
             10/03/12 ...............................................  United States       3,294,215           3,266,070
      (c) Turtle Bay Holdings LLC,
                 Term Loan A, 10.25%, 3/01/13 .......................  United States       1,507,364           1,454,606
          (b, k) Term Loan B, PIK, 3.00%, 2/09/15 ...................  United States       3,144,314           2,458,225
                                                                                                          --------------
                                                                                                              11,029,049
                                                                                                          --------------
          FOOD & STAPLES RETAILING 0.3%
          SUPERVALU Inc.,
                Term Loan B, 1.523%, 6/02/12 ........................  United States       1,094,355           1,080,850
                Term Loan B-2, 3.023%, 10/15/15 .....................  United States       1,938,434           1,934,185
          Wm. Wrigley Jr. Co.,
                Term Loan B1, 3.063%, 12/17/12 ......................  United States       1,666,227           1,678,718
                Term Loan B2, 3.313%, 10/06/14 ......................  United States       3,346,912           3,372,004
                                                                                                          --------------
                                                                                                               8,065,757
                                                                                                          --------------
          FOOD, BEVERAGE & TOBACCO 0.1%
          Constellation Brands Inc.,
                Extended Term Loan B, 3.00%, 6/05/15 ................  United States         340,158             343,241
                Term Loan B, 1.75%, 6/05/13 .........................  United States       1,122,275           1,114,159
          Dean Foods Co., Term Loan B, 1.675%, 4/02/14 ..............  United States       1,756,364           1,722,331
                                                                                                          --------------
                                                                                                               3,179,731
                                                                                                          --------------
          HEALTH CARE EQUIPMENT & SERVICES 0.8%
          Carestream Health Inc., Second Lien Term Loan, 5.523%,
             10/30/13 ...............................................  United States          47,138              44,742
          Community Health Systems Inc.,
                Delayed Draw Term Loan, 2.502%, 7/25/14 .............  United States         315,429             307,049
                Term Loan, 2.502%, 7/25/14 ..........................  United States       6,164,776           6,001,009


                             Semiannual Report | 125

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
   (i, t) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
          DaVita Inc., Term Loan B-1, 1.75% - 1.80%, 10/05/12 .......  United States       2,673,304      $    2,648,798
          DJO Finance LLC, Term Loan B, 3.273%, 5/20/14 .............  United States       3,020,278           2,946,030
          Fresenius Medical Care Holdings Inc., Term Loan B,
             1.631% - 1.665%, 3/31/13 ...............................     Germany          1,434,013           1,415,191
          HCA Inc.,
             Term Loan B-1, 2.54%, 11/18/13 .........................  United States       1,448,843           1,411,808
             Tranche B-2 Term Loan, 3.541%, 3/31/17 .................  United States       3,474,613           3,456,518
          LifePoint Hospitals Inc., Term B-2 Loan, 3.01%, 4/15/15 ...  United States       3,089,277           3,081,072
                                                                                                          --------------
                                                                                                              21,312,217
                                                                                                          --------------
          MATERIALS 0.6%
          Anchor Glass Container Corp., Second Lien Term Loan,
             10.00%, 9/02/16 ........................................  United States         678,200             674,809
      (m) Ashland Inc., Term Loan B, 3.65%, 5/13/14 .................  United States          30,815              31,146
          Celanese U.S. Holdings LLC, Dollar Term Loan, 2.042%,
             4/02/14 ................................................  United States       2,317,653           2,275,514
          Georgia-Pacific LLC,
             Term Loan B, 2.254% - 2.338%, 12/20/12 .................  United States         435,890             433,983
             Term Loan C, 3.504% - 3.588%, 12/23/14 .................  United States       2,562,770           2,571,781
          Hexion Specialty Chemicals BV, Tranche C-2B Term Loan,
             4.063%, 5/03/15 ........................................   Netherlands           83,741              80,844
          Hexion Specialty Chemicals Inc., Tranche C-1B Term Loan,
             4.063%, 5/03/15 ........................................  United States         185,038             178,639
          Nalco Co.,
             Term Loan, 6.50%, 5/13/16 ..............................  United States       3,084,477           3,114,680
             Term Loan B, 2.063%, 11/04/10 ..........................  United States         358,616             359,176
          Novelis Corp., U.S. Term Loan, 2.28% - 2.30%, 7/07/14 .....  United States         552,920             536,506
          Rockwood Specialties Group Inc., Term Loan H, 6.00%,
             5/15/14 ................................................  United States       5,692,705           5,741,924
                                                                                                          --------------
                                                                                                              15,999,002
                                                                                                          --------------
          MEDIA 0.7%
          Cinemark USA Inc., Extended Term Loan, 3.50% - 3.56%,
             4/30/16 ................................................  United States       2,501,337           2,504,764
      (m) CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2,
             2.004%, 3/29/16 ........................................  United States       5,527,261           5,536,243
          DIRECTV Holdings LLC, Term Loan B, 1.773%, 4/13/13 ........  United States       1,089,301           1,091,113
          Discovery Communications Inc.,
                Term Loan B, 2.29%, 5/14/14 .........................  United States       1,398,960           1,400,053
      (m)       Term Loan C, 5.25%, 5/14/14 .........................  United States         341,802             345,273
      (l) Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%, 4/08/12 ....  United States       1,435,969             666,828
          R.H. Donnelley Inc., Term Loan B, 9.25%, 10/24/14 .........  United States         829,221             809,527
          Regal Cinemas Corp., Term Loan, 3.79%, 11/17/16 ...........  United States       2,160,373           2,168,366
          Univision Communications Inc., Initial Term Loan, 2.54%,
             9/29/14 ................................................  United States         817,942             747,190
          UPC Financing Partnership, Term Loan T, 3.93%, 12/31/16 ...   Netherlands        3,913,326           3,871,258
                                                                                                          --------------
                                                                                                              19,140,615
                                                                                                          --------------


                             126 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
   (i, t) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
          Mylan Inc., Term Loan B, 3.563%, 10/02/14 .................  United States       5,063,591      $    5,065,332
                                                                                                          --------------
          RETAILING 0.1%
          Dollar General Corp., Tranche B-1 Term Loan, 3.006% -
             3.088%, 7/07/14 ........................................  United States       2,844,247           2,808,210
                                                                                                          --------------
          SOFTWARE & SERVICES 0.1%
          First Data Corp.,
             Term Loan B-1, 3.013% - 3.04%, 9/24/14 .................  United States         323,077             291,273
             Term Loan B-2, 3.032% - 3.04%, 9/24/14 .................  United States         117,845             106,073
             Term Loan B-3, 3.032% - 3.04%, 9/24/14 .................  United States         117,845             106,105
          Lender Processing Services Inc., Term Loan B, 2.773%,
             7/02/14 ................................................  United States       1,051,678           1,056,060
          SunGard Data Systems Inc., Tranche B U.S. Term Loan,
             3.874% - 3.895%, 2/28/16 ...............................  United States       1,215,519           1,210,635
                                                                                                          --------------
                                                                                                               2,770,146
                                                                                                          --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 0.1%
          Flextronics International USA Inc.,
             A Closing Date Loan, 2.541% - 2.554%, 10/01/14 .........  United States         839,843             811,183
             A-1-A Delayed Draw Term Loan, 2.553%, 10/01/14 .........  United States          88,628              85,604
             A-1-B Delayed Draw Term Loan, 2.54%, 10/01/14 ..........  United States         402,953             389,203
             A-3 Delayed Draw Term Loan, 2.523%, 10/01/14 ...........  United States         563,606             541,061
                                                                                                          --------------
                                                                                                               1,827,051
                                                                                                          --------------
          TELECOMMUNICATION SERVICES 0.3%
          Intelsat Corp. (PanAmSat),
             Incremental Term Loan B-2-A, 2.792%, 1/03/14 ...........  United States          25,718              25,262
             Incremental Term Loan B-2-B, 2.792%, 1/03/14 ...........  United States          25,710              25,254
             Incremental Term Loan B-2-C, 2.792%, 1/03/14 ...........  United States          25,710              25,254
             Tranche B-2-A, 2.792%, 1/03/14 .........................  United States       1,476,872           1,450,681
             Tranche B-2-B, 2.792%, 1/03/14 .........................  United States       1,476,419           1,450,236
             Tranche B-2-C, 2.792%, 1/03/14 .........................  United States       1,476,419           1,450,236
          NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ..................  United States       1,358,803           1,368,145
          Windstream Corp., Tranche B-2 Term Loan, 3.06%, 12/17/15 ..  United States       1,445,423           1,447,230
                                                                                                          --------------
                                                                                                               7,242,298
                                                                                                          --------------
          UTILITIES 0.2%
      (m) NRG Energy Inc.,
             Credit Link, 2.04%, 2/01/13 ............................  United States       2,216,427           2,177,010
             Term Loan, 2.023% - 2.04%, 2/01/13 .....................  United States       3,360,301           3,300,541
          Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
             3.751% - 3.79%, 10/10/14 ...............................  United States         894,164             735,450
                                                                                                          --------------
                                                                                                               6,213,001
                                                                                                          --------------
          TOTAL SENIOR FLOATING RATE INTERESTS
             (COST $121,282,362) ....................................                                        124,430,252
                                                                                                          --------------


                             Semiannual Report | 127

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION   PRINCIPAL AMOUNT(g)      VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          MUNICIPAL BONDS 2.8%
          Bay Area Toll Authority Toll Bridge Revenue, San Francisco
             Bay Area, Refunding, Series F-1, 5.00%, 4/01/39 ........  United States         990,000      $    1,030,600
          California State GO, Various Purpose,
             6.00%, 4/01/38 .........................................  United States      15,000,000          16,313,850
             Refunding, 6.00%, 3/01/33 ..............................  United States      15,500,000          17,095,105
          Chicago Transit Authority Transfer Tax Receipts Revenue,
             Series A, 6.899%, 12/01/40 .............................  United States         800,000             897,640
          Citizens Property Insurance Corp. Revenue, Senior Secured,
             High-Risk Account, Series A-1, Assured Guaranty, 4.50%,
             6/01/14 ................................................  United States      16,000,000          16,812,960
          Connecticut State GO, Series B, 5.00%, 4/15/18 ............  United States         650,000             749,216
          Kentucky State Municipal Power Agency Power System Revenue,
             Prairie State Project, Series A, BHAC Insured, 5.25%,
             9/01/42 ................................................  United States       1,015,000           1,053,002
          Lewisville ISD, GO, School Building, 5.00%, 8/15/26 .......  United States         890,000             978,092
          Los Angeles USD, GO,
             Build America Bonds, 6.758%, 7/01/34 ...................  United States       4,600,000           4,982,858
             Series KRY, 5.25%, 7/01/26 .............................  United States         565,000             615,070
          MTA Revenue,
             Series B, Assured Guaranty, 5.25%, 11/15/20 ............  United States         705,000             796,276
             Transportation, Series A, FSA Insured, 5.50%,
             11/15/21 ...............................................  United States         665,000             770,402
      (f) New York City IDA, 144A, 11.00%, 3/01/29 ..................  United States         700,000             799,771
          Palomar Pomerado Health GO, Election of 2004, Series A,
             NATL Insured, 5.125%, 8/01/37 ..........................  United States       3,395,000           3,304,795
          Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
             8/01/27 ................................................  United States       1,150,000             432,067
             8/01/30 ................................................  United States       1,150,000             348,968
             8/01/32 ................................................  United States       1,440,000             380,088
             8/01/33 ................................................  United States         760,000             187,249
          Regional Transportation District Sales Tax Revenue,
             FasTracks Project, Series A, AMBAC Insured, 5.00%,
             11/01/27 ...............................................  United States         960,000           1,022,851
          San Diego County Water Authority Financing Agency Water
             Revenue, Build America Bonds, San Diego Water, Series B,
             6.138%, 5/01/49 ........................................  United States       5,450,000           5,860,439
          Tulare Sewer Revenue, Building America Bonds, Series B,
             FSA Insured, 8.75%, 11/15/44 ...........................  United States       2,895,000           2,909,678
                                                                                                          --------------
          TOTAL MUNICIPAL BONDS (COST $72,552,954) ..................                                         77,340,977
                                                                                                          --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $2,618,820,473)                                                                         2,706,280,325
                                                                                                          --------------
          SHORT TERM INVESTMENTS 6.8%
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $16,588,987)
              0.6%
      (u) Israel Treasury Bills, 10/06/10 - 4/06/11 .................      Israel         62,530,000 ILS      16,480,628
                                                                                                          --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES (COST $13,348,871)
             0.5%
   (u, v) U.S. Treasury Bill, 5/27/10 ...............................  United States      13,350,000          13,348,892
                                                                                                          --------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
             (COST $2,648,758,331) ..................................                                      2,736,109,845
                                                                                                          --------------


                            128 | Semiannual Report

Franklin Investors Securities Trust

                                                                         COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                   ORGANIZATION          SHARES            VALUE
          ----------------------------------------------------------- -------------- -------------------- --------------
          SHORT TERM INVESTMENTS (CONTINUED)
          MONEY MARKET FUNDS (COST $155,093,752) 5.7%
      (w) Institutional Fiduciary Trust Money Market Portfolio ......  United States     155,093,752      $  155,093,752
                                                                                                          --------------
          TOTAL INVESTMENTS (COST $2,803,852,083) 106.1% ............                                      2,891,203,597
          OTHER ASSETS, LESS LIABILITIES (6.1)% .....................                                       (166,943,816)
                                                                                                          --------------
          NET ASSETS 100.0% .........................................                                     $2,724,259,781
                                                                                                          ==============

(a)  Non-income producing.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2010, the aggregate value of these securities was $2,551,776, representing 0.09% of net assets.

(c)  See Note 13 regarding other considerations.

(d)  See Note 9 regarding restricted securities.

(e)  Rounds to less than 0.1% of net assets.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $236,853,879, representing 8.69% of net assets.

(g)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)  Perpetual security with no stated maturity date.

(i)  The coupon rate shown represents the rate at period end.

(j) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $17,169,308, representing 0.63% of net assets.

(k)  Income may be received in additional securities and/or cash.

(l)  See Note 8 regarding defaulted securities.

(m) A portion or all of the security purchased on a delayed delivery or TBA basis. See Note 1(d).

(n) A supranational organization is an entity formed by two or more central governments through international treaties.

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p)  Principal amount is stated in 100 Mexican Peso Units.

(q)  Principal amount is stated in 1,000 Brazilian Real Units.

(r)  Redemption price at maturity is adjusted for inflation. See Note 1(i).

(s)  Principal amount of security is adjusted for inflation. See Note 1(i).

(t) See Note 1(g) regarding senior floating rate interests.

(u)  The security is traded on a discount basis with no stated coupon rate.

(v) Security or a portion of the security has been segregated as collateral for open futures, forward or swap contracts. At April 30, 2010, the value of this security was $11,562,085.

(w) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                             Semiannual Report | 129

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

At April 30, 2010, the fund had the following financial futures contracts outstanding. See Note 1(e).

FINANCIAL FUTURES CONTRACTS

                                         NUMBER OF     NOTIONAL     DELIVERY     UNREALIZED    UNREALIZED
DESCRIPTION                       TYPE   CONTRACTS      AMOUNT        DATE     APPRECIATION   DEPRECIATION
-----------                      -----   ---------   ------------   --------   ------------   ------------
U.S. Treasury Bond ...........   Long        550     $ 55,000,000    6/21/10    $2,288,859      $      --
U.S. Treasury 2 Year Note ....   Long        885      177,000,000    6/30/10       679,600             --
U.S. Treasury 5 Year Note ....   Long      1,360      136,000,000    6/30/10     1,303,475             --
U.S. Treasury 10 Year Note ...   Short       620       62,000,000    6/21/10            --       (292,175)
                                                                                ----------      ---------
   Unrealized appreciation
      (depreciation) .......................................................     4,271,934       (292,175)
                                                                                ----------      ---------
      Net unrealized appreciation
         (depreciation) ....................................................    $3,979,759
                                                                                ==========

At April 30, 2010, the fund had the following forward exchange contracts outstanding. See Note 1(e).

FORWARD EXCHANGE CONTRACTS

                                                                          CONTRACT       SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                         COUNTERPARTY   TYPE      QUANTITY       AMOUNT(A)          DATE      APPRECIATION   DEPRECIATION
--------                         ------------   ----   --------------   -----------      ----------   ------------   ------------
Euro .........................       DBAB       Sell          585,912       875,645        5/20/10       $ 95,527     $        --
Indian Rupee .................       DBAB        Buy       21,978,000       447,809        6/01/10         47,051              --
Indian Rupee .................       HSBC        Buy          652,000        13,443        6/02/10          1,236              --
Indian Rupee .................       HSBC        Buy        3,224,000        67,167        6/03/10          5,411              --
Indian Rupee .................       HSBC        Buy       21,522,000       447,815        6/04/10         36,633              --
Indian Rupee .................       DBAB        Buy       10,761,000       223,908        6/07/10         18,244              --
Indian Rupee .................       DBAB        Buy        5,428,000       112,614        6/08/10          9,518              --
Indian Rupee .................       HSBC        Buy        4,321,000        89,554        6/08/10          7,670              --
Indian Rupee .................       DBAB        Buy        4,383,000        90,093        6/10/10          8,508              --
Indian Rupee .................       BZWS        Buy        6,554,000       135,134        6/11/10         12,290              --
Indian Rupee .................       HSBC        Buy        4,392,000        90,092        6/11/10          8,700              --
Indian Rupee .................       DBAB        Buy       10,971,000       225,231        6/16/10         21,426              --
Indian Rupee .................       DBAB        Buy        9,993,000       202,698        6/21/10         21,859              --
New Zealand Dollar ...........       DBAB        Buy       20,030,204    14,656,100        7/06/10             --        (161,013)
New Zealand Dollar ...........       DBAB       Sell       20,030,204    12,600,000        7/06/10             --      (1,895,088)
New Zealand Dollar ...........       DBAB        Buy        2,698,125     1,969,631        7/30/10             --         (20,303)
New Zealand Dollar ...........       DBAB       Sell        2,698,125     1,736,243        7/30/10             --        (213,085)
New Zealand Dollar ...........       BZWS       Sell        1,052,185       675,503        8/03/10             --         (84,429)
New Zealand Dollar ...........       DBAB       Sell        2,687,860     1,726,547        8/03/10             --        (214,738)
New Zealand Dollar ...........       BZWS        Buy        1,052,185       764,518        8/03/10             --          (4,585)
New Zealand Dollar ...........       DBAB        Buy        2,687,860     1,961,331        8/03/10             --         (20,046)
New Zealand Dollar ...........       BZWS        Buy          530,156       385,174        8/04/10             --          (2,304)
New Zealand Dollar ...........       BZWS       Sell          530,156       340,360        8/04/10             --         (42,510)
New Zealand Dollar ...........       DBAB        Buy        1,064,903       777,060        8/04/10             --          (8,004)
New Zealand Dollar ...........       DBAB       Sell        1,064,903       680,367        8/04/10             --         (88,689)
New Zealand Dollar ...........       CITI        Buy        2,669,265     1,938,420        8/05/10             --         (10,876)
New Zealand Dollar ...........       CITI       Sell        2,669,265     1,743,097        8/05/10             --        (184,447)
New Zealand Dollar ...........       DBAB        Buy          791,840       577,726        8/05/10             --          (5,919)
New Zealand Dollar ...........       DBAB       Sell          791,840       516,121        8/05/10             --         (55,686)


                             130 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                          CONTRACT       SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                         COUNTERPARTY   TYPE      QUANTITY       AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
--------                         ------------   ----   --------------   -----------      ----------   ------------   ------------
New Zealand Dollar ...........   HSBC            Buy        3,277,000     2,389,588        8/05/10     $        --    $   (23,184)
New Zealand Dollar ...........   HSBC           Sell        3,277,000     2,119,564        8/05/10              --       (246,841)
New Zealand Dollar ...........   CITI            Buy        1,045,341       759,022        8/06/10              --         (4,216)
New Zealand Dollar ...........   CITI           Sell        1,045,341       683,146        8/06/10              --        (71,660)
New Zealand Dollar ...........   FBCO            Buy          521,704       379,018        8/06/10              --         (2,313)
New Zealand Dollar ...........   FBCO           Sell          521,704       339,759        8/06/10              --        (36,946)
New Zealand Dollar ...........   CITI            Buy        1,031,453       748,732        8/09/10              --         (4,134)
New Zealand Dollar ...........   CITI           Sell        1,031,453       678,139        8/09/10              --        (66,459)
New Zealand Dollar ...........   DBAB            Buy        1,036,107       755,633        8/09/10              --         (7,675)
New Zealand Dollar ...........   DBAB           Sell        1,036,107       681,551        8/09/10              --        (66,407)
New Zealand Dollar ...........   FBCO           Sell        1,019,688       671,923        8/09/10              --        (64,182)
New Zealand Dollar ...........   FBCO           Sell        1,021,476       678,393        8/11/10              --        (58,884)
New Zealand Dollar ...........   DBAB            Buy        2,171,853     1,532,459        8/12/10          35,005             --
New Zealand Dollar ...........   DBAB           Sell        2,171,853     1,415,259        8/12/10              --       (152,206)
New Zealand Dollar ...........   DBAB            Buy          500,000       352,775        8/13/10           8,055             --
New Zealand Dollar ...........   DBAB           Sell        1,142,000       741,272        8/13/10              --        (82,863)
New Zealand Dollar ...........   DBAB            Buy        1,205,000       862,057        8/16/10           7,332             --
New Zealand Dollar ...........   DBAB           Sell        1,205,000       795,421        8/16/10              --        (73,969)
New Israeli Shekel ...........   CITI            Buy        2,375,000       626,748        8/17/10           9,630             --
New Israeli Shekel ...........   CITI            Buy        2,376,000       625,964        8/19/10          10,663             --
New Israeli Shekel ...........   DBAB            Buy          238,000        62,698        8/19/10           1,072             --
New Israeli Shekel ...........   CITI            Buy          911,600       238,508        8/20/10           5,744             --
New Israeli Shekel ...........   CITI            Buy        1,555,600       407,951        8/23/10           8,833             --
New Zealand Dollar ...........   FBCO           Sell          937,138       617,930        8/24/10              --        (57,765)
New Zealand Dollar ...........   DBAB            Buy          800,000       572,160        8/27/10           4,516             --
New Zealand Dollar ...........   DBAB           Sell          933,000       623,711        8/27/10              --        (48,838)
Euro .........................   BZWS           Sell          101,400       149,296        9/20/10          14,268             --
Euro .........................   UBSW            Buy          661,411       982,281        9/23/10              --       (101,523)
Euro .........................   UBSW           Sell          661,411       969,781        9/23/10          89,022             --
Euro .........................   JPHQ           Sell          290,999       430,853        9/24/10          43,349             --
Malaysian Ringgit ............   JPHQ            Buy       12,560,000     2,463,760 EUR    9/28/10         627,902             --
Euro .........................   DBAB            Buy          994,762     1,348,997       10/04/10              --        (24,340)
Euro .........................   DBAB           Sell       19,250,000    28,161,403       10/04/10       2,527,487             --
Philippine Peso ..............   DBAB            Buy       44,751,000       927,559       10/04/10          61,109             --
Philippine Peso ..............   HSBC            Buy       35,897,000       742,057       10/04/10          51,003             --
Philippine Peso ..............   DBAB            Buy       53,504,000     1,113,067       10/05/10          68,858             --
Philippine Peso ..............   HSBC            Buy       53,517,000     1,113,067       10/05/10          69,144             --
Indian Rupee .................   DBAB            Buy      622,168,250    12,815,000       10/06/10       1,036,509             --
Philippine Peso ..............   JPHQ            Buy       14,135,000       296,829       10/06/10          15,387             --
Philippine Peso ..............   DBAB            Buy       43,922,000       927,564       10/07/10          42,493             --
Philippine Peso ..............   CITI            Buy       17,580,000       371,011       10/08/10          17,219             --
Philippine Peso ..............   DBAB            Buy       35,146,000       742,040       10/08/10          34,111             --
Philippine Peso ..............   HSBC            Buy       35,213,000       742,053       10/08/10          35,578             --
Philippine Peso ..............   JPHQ            Buy       17,535,000       371,025       10/08/10          16,212             --


                             Semiannual Report | 131

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                          CONTRACT       SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                         COUNTERPARTY   TYPE      QUANTITY       AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
--------                         ------------   ----   --------------   -----------      ----------   ------------   ------------
Philippine Peso ..............   DBAB            Buy       10,465,000       222,612       10/12/10     $     8,399    $        --
Philippine Peso ..............   HSBC            Buy       17,449,000       371,019       10/13/10          14,123             --
Philippine Peso ..............   JPHQ            Buy       39,005,000       833,446       10/13/10          27,488             --
Chinese Yuan .................   HSBC            Buy        2,487,166       252,568 EUR   10/15/10          31,682             --
Chinese Yuan .................   HSBC            Buy        3,007,421       456,791       10/25/10              --        (11,519)
Chinese Yuan .................   HSBC            Buy        5,097,153       772,039       10/26/10              --        (17,317)
Chinese Yuan .................   HSBC            Buy        3,049,528       460,967       10/27/10              --         (9,403)
Japanese Yen .................   DBAB           Sell      879,763,200     9,600,000       10/28/10         215,233             --
Euro .........................   DBAB           Sell       14,185,000    20,973,941       10/29/10       2,084,801             --
Japanese Yen .................   BZWS           Sell      857,065,000     9,569,997       11/10/10         425,009             --
Euro .........................   UBSW           Sell          888,264     1,320,440       11/17/10         137,579             --
Japanese Yen .................   UBSW           Sell    2,236,935,360    25,080,000       11/17/10       1,208,323             --
Euro .........................   DBAB           Sell        1,552,686     2,314,278       11/29/10         246,610             --
Mexican Peso .................   CITI           Sell        8,714,000       641,632       12/02/10              --        (48,690)
British Pound ................   DBAB           Sell          300,000       485,850       12/15/10          27,363             --
Euro .........................   DBAB           Sell        1,460,625     2,129,445       12/15/10         184,338             --
Philippine Peso ..............   JPHQ            Buy       76,351,000     1,641,718        1/13/11          29,165             --
Euro .........................   BZWS           Sell        6,429,000     9,328,479        1/14/11         766,737             --
Philippine Peso ..............   HSBC            Buy       12,250,000       261,920        1/14/11           6,137             --
Mexican Peso .................   DBAB           Sell       97,158,402     7,260,000        1/18/11              --       (392,236)
Euro .........................   CITI           Sell        5,184,200     7,318,794        1/27/11         414,642             --
Euro .........................   DBAB           Sell        2,367,500     3,342,792        1/27/11         189,831             --
Japanese Yen .................   DBAB           Sell    1,337,253,120    14,832,000        2/02/11         538,737             --
Euro .........................   DBAB           Sell          961,785     1,312,644        2/16/11          31,629             --
Malaysian Ringgit ............   DBAB            Buy       21,721,000     6,326,751        2/17/11         382,542             --
Indian Rupee .................   DBAB            Buy       16,152,000       355,889        4/11/11              --         (1,632)
Indian Rupee .................   DBAB            Buy       34,636,000       763,076        4/12/11              --         (3,476)
Indian Rupee .................   JPHQ            Buy       23,264,000       514,008        4/13/11              --         (3,847)
Indian Rupee .................   JPHQ            Buy       22,836,000       504,551        4/15/11              --         (3,857)
Indian Rupee .................   DBAB            Buy        8,029,000       176,850        4/19/11              --           (865)
Indian Rupee .................   JPHQ            Buy       11,408,000       251,001        4/19/11              --           (953)
Chilean Peso .................   MSCO            Buy    1,195,400,000     2,275,825        4/25/11           8,961             --
Indian Rupee .................   DBAB            Buy       16,221,000       358,159        4/26/11              --         (2,814)
Chilean Peso .................   JPHQ            Buy      562,321,000     1,070,578        4/27/11           4,087             --
Euro .........................   UBSW           Sell       11,680,000    15,622,000        4/27/11          59,281             --
Indian Rupee .................   JPHQ            Buy        2,314,000        51,059        4/27/11              --           (372)
Chilean Peso .................   CITI            Buy      906,403,000     1,736,404        4/28/11              --         (4,242)
Indian Rupee .................   JPHQ            Buy       11,481,000       253,332        4/28/11              --         (1,863)
Indian Rupee .................   JPHQ            Buy       11,492,000       253,687        4/29/11              --         (1,997)
Indian Rupee .................   JPHQ            Buy      366,363,000     8,100,000        5/04/11              --       (100,952)
                                                                                                       -----------    -----------
   Unrealized appreciation
      (depreciation) ..............................................................................     12,177,271     (4,812,162)
                                                                                                       -----------    -----------
      Net unrealized appreciation
         (depreciation) ...........................................................................    $ 7,365,109
                                                                                                       ===========

(a)  In U.S. dollars unless otherwise indicated.


                            132 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

At April 30, 2010, the fund had the following credit default swap contracts outstanding. See Note 1(e).

CREDIT DEFAULT SWAP CONTRACTS

                                                                  PERIODIC
                                                      NOTIONAL     PAYMENT   EXPIRATION    UNREALIZED     UNREALIZED
DESCRIPTION                       COUNTERPARTY(a)    AMOUNT(b)      RATE        DATE      APPRECIATION   DEPRECIATION    RATING(c)
-----------                       ---------------   -----------   --------   ----------   ------------   ------------   ----------
CONTRACTS TO BUY PROTECTION
SINGLE NAME
Bank of America Corp. .........         DBAB        $ 5,000,000     1.00%      6/20/15      $ 35,173      $        --
Bank of America Corp. .........         FBCO          9,000,000     1.00%      6/20/15        84,206               --
Belo Corp. ....................         BOFA          1,000,000     5.00%      6/20/13            --          (26,240)
Belo Corp. ....................         CITI          8,000,000     5.00%      6/20/13            --         (294,095)
Belo Corp. ....................         GSCO          1,000,000     5.00%      6/20/13            --          (16,625)
Centex Corp. ..................         GSCO          3,750,000     4.00%      3/20/12            --         (233,963)
Centex Corp. ..................         GSCO          5,000,000     4.70%      9/20/12            --         (465,413)
GMAC Inc. .....................         FBCO          9,000,000     5.00%      9/20/11            --          (78,446)
HCA Inc. ......................         GSCO          4,000,000     5.00%      6/20/12            --          (68,930)
Hertz Corp. ...................         FBCO          2,950,000     5.00%      6/20/12            --         (115,956)
International Lease Finance
   Corp. ......................         DBAB          5,000,000     5.00%      6/20/13        38,558               --
Kinder Morgan Inc. ............         JPHQ          5,000,000     1.00%      3/20/15            --          (11,239)
Kinder Morgan Inc. ............         MSCO          5,000,000     1.00%      3/20/15         6,375               --
Meritage Homes Corp. ..........         FBCO          5,000,000     5.00%      3/20/15            --         (239,764)
Starwood Hotels & Resorts
   Worldwide Inc. .............         FBCO          3,000,000     5.00%      3/20/13            --          (57,873)
Wendy's International Inc. ....         DBAB          4,000,000     5.00%     12/20/11         9,032               --
Wendy's International Inc. ....         MSCO         18,401,000     5.00%      6/20/14         7,823               --
CONTRACTS TO SELL
   PROTECTION(d)
SINGLE NAME
Dynegy Holdings Inc. ..........         FBCO          2,500,000     5.00%      3/20/16            --         (173,199)      B-
Freescale Semiconductor Inc. ..         FBCO          3,000,000     5.00%     12/20/14       170,257               --       CCC
Merrill Lynch & Co. Inc. ......         DBAB          5,000,000     1.00%      6/20/15            --          (50,612)       A
Merrill Lynch & Co. Inc. ......         FBCO          9,000,000     1.00%      6/20/15            --         (119,654)       A
Sungard Data Systems Inc. .....         FBCO          2,500,000     5.00%      6/20/15        47,032               --        B
                                                                                                                            Non
TRADED INDEX                                                                                                            Investment
LCDX.NA.13 ....................         FBCO         10,000,000     5.00%     12/20/14       491,255               --      Grade
                                                                                            --------      -----------
   Unrealized appreciation
      (depreciation) ..................................................................      889,711       (1,952,009)
                                                                                            --------      -----------
   Net unrealized appreciation
      (depreciation) ..................................................................                   $(1,062,298)
                                                                                                          ===========


                            Semiannual Report | 133

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

(a) Positions are generally not collateralized if the unrealized appreciation (depreciation) is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

                        COLLATERAL
                          POSTED
COUNTERPARTY            (RECEIVED)
------------            ----------
CITI                    $  607,550
DBAB                       299,975
FBCO                     1,990,835
GSCO                       960,320
JPHQ                        37,237
MLCO                      (99,000)
MSCO                     2,499,792
                        ----------
Total collateral
   for credit default
   swaps                $6,296,709
                        ==========

(b) For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

(c) Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

(d) The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 163.

   The accompanying notes are an integral part of these financial statements.


                            134 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2010 (unaudited)

                                                          FRANKLIN         FRANKLIN         FRANKLIN
                                                         ADJUSTABLE     FLOATING RATE    LOW DURATION       FRANKLIN
                                                      U.S. GOVERNMENT    DAILY ACCESS     TOTAL RETURN    TOTAL RETURN
                                                      SECURITIES FUND        FUND             FUND            FUND
                                                      ---------------   --------------   -------------  ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .................    $2,621,501,445   $1,451,258,717    $234,000,185   $2,648,758,331
      Cost - Sweep Money Fund (Note 7) ............       139,827,181      161,406,777      11,908,693      155,093,752
      Cost - Repurchase agreements ................        27,864,263               --              --               --
                                                       --------------   --------------    ------------   --------------
      Total cost of investments ...................    $2,789,192,889   $1,612,665,494    $245,908,878   $2,803,852,083
                                                       --------------   --------------    ------------   --------------
      Value - Unaffiliated issuers ................    $2,642,871,463   $1,486,093,269    $239,010,008   $2,736,109,845
      Value - Sweep Money Fund (Note 7) ...........       139,827,181      161,406,777      11,908,693      155,093,752
      Value - Repurchase agreements ...............        27,864,263               --              --               --
                                                       --------------   --------------    ------------   --------------
      Total value of investments ..................     2,810,562,907    1,647,500,046     250,918,701    2,891,203,597
   Cash ...........................................           226,641        4,960,635       1,745,207       19,252,301
   Foreign currency, at value (cost $ --, $ --,
      $78,215 and $1,533,434) .....................                --               --          83,854        1,507,333
   Receivables:
      Investment securities sold ..................        17,686,509       37,493,999         382,601       25,524,724
      Capital shares sold .........................        33,560,315        7,883,022       3,591,250       15,116,711
      Dividends and interest ......................        10,685,958        4,971,721       2,050,705       29,057,995
      Variation margin ............................                --               --              --          785,632
   Swaps (premiums paid $ --, $ --, $22,931
      and $442,603) ...............................                --               --          67,076          805,138
   Unrealized appreciation on forward exchange
      contracts ...................................                --               --         943,568       12,177,271
   Unrealized appreciation on swap contracts ......                --               --         494,129          889,711
   Unrealized appreciation on unfunded loan
      commitments .................................                --          199,489              --           13,040
   Other assets ...................................             7,595              347             934            3,089
                                                       --------------   --------------    ------------   --------------
         Total assets .............................     2,872,729,925    1,703,009,259     260,278,025    2,996,336,542
                                                       --------------   --------------    ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased .............        38,871,761      144,673,308       5,219,826      246,951,280
      Capital shares redeemed .....................        14,730,949        4,108,100         801,498        7,902,238
      Affiliates ..................................         2,002,885        1,100,799         152,371        1,685,510
      Allocator Funds (Note 12) ...................                --               --              --           27,536
      Distributions to shareholders ...............         1,026,474          981,687          96,107        1,509,320
      Variation margin ............................                --               --          28,313               --
   Swaps (premiums received $ --, $ --, $786,630
      and $6,196,921) .............................                --               --         785,330        6,412,243
   Due to brokers .................................                --               --          20,000           99,000
   Unrealized depreciation on forward exchange
      contracts ...................................                --               --         260,723        4,812,162
   Unrealized depreciation on swap contracts ......                --               --          94,149        1,952,009
   Accrued expenses and other liabilities .........           109,208          410,226          46,625          725,463
                                                       --------------   --------------    ------------   --------------
         Total liabilities ........................        56,741,277      151,274,120       7,504,942      272,076,761
                                                       --------------   --------------    ------------   --------------
            Net assets, at value ..................    $2,815,988,648   $1,551,735,139    $252,773,083   $2,724,259,781
                                                       --------------   --------------    ------------   --------------

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 135

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010 (unaudited)

                                                         FRANKLIN          FRANKLIN        FRANKLIN
                                                        ADJUSTABLE       FLOATING RATE   LOW DURATION      FRANKLIN
                                                      U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                      SECURITIES FUND        FUND            FUND            FUND
                                                      ---------------   --------------   ------------   --------------
Net assets consist of:
   Paid-in capital ................................    $2,824,732,275   $2,112,033,329   $246,200,973   $2,651,027,100
   Undistributed net investment income
      (distributions in excess
      of net investment income) ...................       (13,825,256)         882,957       (243,338)       9,146,147
   Net unrealized appreciation (depreciation) .....        21,370,018       35,034,041      6,138,261       97,686,367
   Accumulated net realized gain (loss) ...........       (16,288,389)    (596,215,188)       677,187      (33,599,833)
                                                       --------------   --------------   ------------   --------------
      Net assets, at value ........................    $2,815,988,648   $1,551,735,139   $252,773,083   $2,724,259,781
                                                       --------------   --------------   ------------   --------------
CLASS A:
   Net assets, at value ...........................    $1,638,562,855   $1,037,482,892   $243,319,262   $1,504,172,690
                                                       --------------   --------------   ------------   --------------
   Shares outstanding .............................       183,065,611      114,145,014     23,593,800      151,378,133
                                                       --------------   --------------   ------------   --------------
   Net asset value per share(a) ...................    $         8.95   $         9.09   $      10.31   $         9.94
                                                       --------------   --------------   ------------   --------------
   Maximum offering price per share (net asset
      value per share / 97.75%, 97.75%, 97.75% and
      95.75%, respectively) .......................    $         9.16   $         9.30   $      10.55   $        10.38
                                                       --------------   --------------   ------------   --------------
CLASS B:
   Net assets, at value ...........................                --   $   12,688,372             --   $   20,899,740
                                                       --------------   --------------   ------------   --------------
   Shares outstanding .............................                --        1,397,227             --        2,104,234
                                                       --------------   --------------   ------------   --------------
   Net asset value and maximum offering price
      per share(a) ................................                --   $         9.08             --   $         9.93
                                                       --------------   --------------   ------------   --------------
CLASS C:
   Net assets, at value ...........................    $  925,371,696   $  255,536,609             --   $  289,783,926
                                                       --------------   --------------   ------------   --------------
   Shares outstanding .............................       103,451,571       28,109,954             --       29,187,069
                                                       --------------   --------------   ------------   --------------
   Net asset value and maximum offering price
      per share(a) ................................    $         8.94   $         9.09             --   $         9.93
                                                       --------------   --------------   ------------   --------------
CLASS R:
   Net assets, at value ...........................                --               --             --   $   90,810,298
                                                       --------------   --------------   ------------   --------------
   Shares outstanding .............................                --               --             --        9,140,768
                                                       --------------   --------------   ------------   --------------
   Net asset value and maximum offering price
      per share ...................................                --               --             --   $         9.93
                                                       --------------   --------------   ------------   --------------
ADVISOR CLASS:
   Net assets, at value ...........................    $  252,054,097   $  246,027,266   $  9,453,821   $  818,593,127
                                                       --------------   --------------   ------------   --------------
   Shares outstanding .............................        28,132,743       27,055,834        915,499       82,263,853
                                                       --------------   --------------   ------------   --------------
   Net asset value and maximum offering price
      per share ...................................    $         8.96   $         9.09   $      10.33   $         9.95
                                                       --------------   --------------   ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             136 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2010 (unaudited)

                                                         FRANKLIN          FRANKLIN        FRANKLIN
                                                        ADJUSTABLE       FLOATING RATE   LOW DURATION      FRANKLIN
                                                      U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                      SECURITIES FUND        FUND            FUND            FUND
                                                      ---------------   --------------   ------------   --------------
Investment income:
   Dividends ......................................     $        --       $        --     $       --     $     16,262
   Interest .......................................      31,812,275        32,774,143      3,359,105       65,349,130
                                                        -----------       -----------     ----------     ------------
         Total investment income ..................      31,812,275        32,774,143      3,359,105       65,365,392
                                                        -----------       -----------     ----------     ------------
Expenses:
   Management fees (Note 3a) ......................       4,795,033         2,452,495        399,623        3,598,198
   Administrative fees (Note 3b) ..................       1,225,996         1,398,183        194,332        2,448,970
   Distribution fees: (Note 3c)
      Class A .....................................       1,933,609         1,210,389        237,686        1,689,131
      Class B .....................................              --            65,348             --           68,979
      Class C .....................................       2,496,041           715,670             --          848,954
      Class R .....................................              --                --             --          217,422
   Transfer agent fees (Note 3e) ..................         858,712           794,653         79,888        1,856,569
   Special servicing agreement fees (Note 12) .....              --                --             --          176,085
   Custodian fees (Note 4) ........................          24,709            10,825          4,419           77,063
   Reports to shareholders ........................         100,632            99,389          9,805          145,558
   Registration and filing fees ...................         154,821            86,688         29,760           87,525
   Professional fees ..............................          29,902            78,681         45,246           71,999
   Trustees' fees and expenses ....................          33,680            23,518          2,320           33,920
   Other ..........................................          31,963            34,620         21,481           58,088
                                                        -----------       -----------     ----------     ------------
         Total expenses ...........................      11,685,098         6,970,459      1,024,560       11,378,461
                                                        -----------       -----------     ----------     ------------
         Expense reductions (Note 4) ..............              --               (54)           (17)             (86)
         Expenses waived/paid by affiliates
            (Note 3f) .............................              --                --       (155,233)      (1,075,330)
                                                        -----------       -----------     ----------     ------------
            Net expenses ..........................      11,685,098         6,970,405        869,310       10,303,045
                                                        -----------       -----------     ----------     ------------
               Net investment income ..............      20,127,177        25,803,738      2,489,795       55,062,347
                                                        -----------       -----------     ----------     ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................         456,441         2,704,149      1,221,435       22,631,931
      Foreign currency transactions ...............              --                --       (198,213)      (4,595,168)
      Futures contracts ...........................              --                --         (5,926)       1,054,411
      Swap contracts ..............................              --                --       (194,138)      (5,545,068)
                                                        -----------       -----------     ----------     ------------
               Net realized gain (loss) ...........         456,441         2,704,149        823,158       13,546,106
                                                        -----------       -----------     ----------     ------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments .................................       8,737,505        52,925,099      1,739,300       47,834,381
      Translation of other assets and liabilities
         denominated in foreign currencies ........              --                --      1,077,922       16,921,850
                                                        -----------       -----------     ----------     ------------
   Net change in unrealized appreciation
      (depreciation) ..............................       8,737,505        52,925,099      2,817,222       64,756,231
                                                        -----------       -----------     ----------     ------------
Net realized and unrealized gain (loss) ...........       9,193,946        55,629,248      3,640,380       78,302,337
                                                        -----------       -----------     ----------     ------------
Net increase (decrease) in net assets resulting
   from operations ................................     $29,321,123       $81,432,986     $6,130,175     $133,364,684
                                                        -----------       -----------     ----------     ------------

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 137

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FRANKLIN ADJUSTABLE              FRANKLIN FLOATING RATE
                                                        U.S. GOVERNMENT SECURITIES FUND            DAILY ACCESS FUND
                                                      -----------------------------------   ---------------------------------
                                                      SIX MONTHS ENDED                      SIX MONTHS ENDED     YEAR ENDED
                                                       APRIL 30, 2010       YEAR ENDED       APRIL 30, 2010      OCTOBER 31,
                                                        (UNAUDITED)      OCTOBER 31, 2009      (UNAUDITED)          2009
                                                      ----------------   ----------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................    $   20,127,177     $   29,930,761     $   25,803,738    $   42,063,980
      Net realized gain (loss) from
         investments and swap contracts ...........           456,441                 --          2,704,149      (114,208,955)
      Net change in unrealized appreciation
         (depreciation) on investments ............         8,737,505         15,129,003         52,925,099       270,394,269
                                                       --------------     --------------     --------------    --------------
            Net increase (decrease) in net assets
               resulting from operations ..........        29,321,123         45,059,764         81,432,986       198,249,294
                                                       --------------     --------------     --------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................       (22,386,868)       (26,172,009)       (17,559,988)      (30,411,405)
         Class B ..................................                --                 --           (195,027)         (470,076)
         Class C ..................................        (9,493,780)        (7,108,205)        (3,554,105)       (6,116,252)
         Advisor Class ............................        (2,221,684)          (897,961)        (3,805,519)       (5,261,032)
                                                       --------------     --------------     --------------    --------------
   Total distributions to shareholders ............       (34,102,332)       (34,178,175)       (25,114,639)      (42,258,765)
                                                       --------------     --------------     --------------    --------------
   Capital share transactions: (Note 2)
         Class A ..................................       266,336,157        779,962,601         42,465,250        50,019,305
         Class B ..................................                --                 --         (2,596,904)       (4,711,706)
         Class C ..................................       330,261,085        462,179,098         36,728,808        (2,250,763)
         Advisor Class ............................       165,002,252         83,073,721         51,416,048        74,420,345
                                                       --------------     --------------     --------------    --------------
   Total capital share transactions ...............       761,599,494      1,325,215,420        128,013,202       117,477,181
                                                       --------------     --------------     --------------    --------------
            Net increase (decrease) in net
               assets .............................       756,818,285      1,336,097,009        184,331,549       273,467,710
Net assets:
   Beginning of period ............................     2,059,170,363        723,073,354      1,367,403,590     1,093,935,880
                                                       --------------     --------------     --------------    --------------
   End of period ..................................    $2,815,988,648     $2,059,170,363     $1,551,735,139    $1,367,403,590
                                                       ==============     ==============     ==============    ==============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of period ..................................    $  (13,825,256)    $      149,899     $      882,957    $      193,858
                                                       ==============     ==============     ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             138 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              FRANKLIN LOW DURATION                     FRANKLIN
                                                                 TOTAL RETURN FUND                   TOTAL RETURN FUND
                                                      -----------------------------------   ---------------------------------
                                                      SIX MONTHS ENDED                      SIX MONTHS ENDED     YEAR ENDED
                                                       APRIL 30, 2010       YEAR ENDED       APRIL 30, 2010      OCTOBER 31,
                                                        (UNAUDITED)      OCTOBER 31, 2009      (UNAUDITED)          2009
                                                      ----------------   ----------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................     $  2,489,795       $  2,642,987      $   55,062,347    $   80,781,373
      Net realized gain (loss) from investments,
         foreign currency transactions, futures
         contracts and swap contracts .............          823,158          1,305,390          13,546,106        44,122,623
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of other assets and
         liabilities denominated in foreign
         currencies ...............................        2,817,222          4,211,289          64,756,231       191,244,684
                                                        ------------       ------------      --------------    --------------
            Net increase (decrease) in net assets
               resulting from operations ..........        6,130,175          8,159,666         133,364,684       316,148,680
                                                        ------------       ------------      --------------    --------------
   Distributions to shareholders from:
      Net investment income and net foreign
         currency gains:
         Class A ..................................       (2,995,969)        (2,848,608)        (32,390,229)      (62,015,836)
         Class B ..................................               --                 --            (478,392)       (1,362,970)
         Class C ..................................               --                 --          (5,752,798)       (9,144,126)
         Class R ..................................               --                 --          (1,989,970)       (4,895,622)
         Advisor Class ............................          (78,090)           (19,838)        (18,404,155)      (32,020,159)
      Net realized gains:
         Class A ..................................         (558,104)                --                  --                --
         Advisor Class ............................           (5,148)                --                  --                --
                                                        ------------       ------------      --------------    --------------
   Total distributions to shareholders ............       (3,637,311)        (2,868,446)        (59,015,544)     (109,438,713)
                                                        ------------       ------------      --------------    --------------
   Capital share transactions: (Note 2)
        Class A ...................................       88,227,035        112,240,477         219,059,276       346,871,524
        Class B ...................................               --                 --          (2,207,366)          837,046
        Class C ...................................               --                 --          44,284,322       113,752,969
        Class R ...................................               --                 --           3,210,765         7,444,788
        Advisor Class .............................        7,487,068          1,778,258         127,341,044       265,284,034
                                                        ------------       ------------      --------------    --------------
   Total capital share transactions ...............       95,714,103        114,018,735         391,688,041       734,190,361
                                                        ------------       ------------      --------------    --------------
            Net increase (decrease) in
               net assets .........................       98,206,967        119,309,955         466,037,181       940,900,328
Net assets:
   Beginning of period ............................      154,566,116         35,256,161       2,258,222,600     1,317,322,272
                                                        ------------       ------------      --------------    --------------
   End of period ..................................     $252,773,083       $154,566,116      $2,724,259,781    $2,258,222,600
                                                        ============       ============      ==============    ==============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of period ..................................     $   (243,338)      $    340,926      $    9,146,147    $   13,099,344
                                                        ============       ============      ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 139

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & ADVISOR CLASS                                CLASS A, CLASS C & ADVISOR CLASS
-----------------------                      ---------------------------------------------------
Franklin Low Duration Total Return Fund      Franklin Adjustable U.S. Government Securities Fund

CLASS A, CLASS B, CLASS C, & ADVISOR CLASS   CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
------------------------------------------   --------------------------------------------------
Franklin Floating Rate Daily Access Fund     Franklin Total Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent


                             140 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.


                             Semiannual Report | 141

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Franklin Adjustable U.S. Government Securities Fund at period end had been entered into on April 30, 2010. The joint repurchase agreement is valued at cost which approximates market value.

D. SECURITIES PURCHASED ON A DELAYED DELIVERY AND TBA BASIS

The Funds may purchase securities on a delayed delivery and to-be-announced
(TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. DERIVATIVE FINANCIAL INSTRUMENTS

Certain funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.


                             142 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives are marked to market daily based upon quotations from market makers or the fund's independent pricing services and the fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Certain funds generally enter into financial futures contracts in order to manage interest rate risk. A futures contract is an agreement between the fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the fund. Subsequent payments, known as variation margin, are made or received by the fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Certain funds generally enter into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the fund's investment objectives.

Certain funds generally enter into credit default swap contracts in order to manage or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counter-party whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract (or other agreed upon amount) from the seller. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are recorded as a liability or asset, and amortized over the term of the contract as a realized gain or loss. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the fund's investment objectives.

At April 30, 2010, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund hold $20,000 and $99,000, respectively, in cash as collateral for derivatives.

See Note 11 regarding other derivative information.


                             Semiannual Report | 143

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. MORTGAGE DOLLAR ROLLS

The funds may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the funds may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

G. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to some restrictions on resale.

H. INCOME TAXES

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds' financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders.


                             144 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 145

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                           FRANKLIN ADJUSTABLE
                                             U.S. GOVERNMENT           FRANKLIN FLOATING RATE
                                             SECURITIES FUND             DAILY ACCESS FUND
                                      ----------------------------   ---------------------------
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------   --------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    79,713,233   $  714,725,598    25,358,321   $ 226,725,567
   Shares issued in reinvestment of
      distributions ...............     2,155,529       19,314,715     1,597,765      14,263,443
   Shares redeemed ................   (52,222,311)    (467,704,156)  (22,306,046)   (198,523,760)
                                      -----------   --------------   -----------   -------------
   Net increase (decrease) ........    29,646,451   $  266,336,157     4,650,040   $  42,465,250
                                      ===========   ==============   ===========   =============
Year ended October 31, 2009
   Shares sold ....................   153,658,811   $1,373,899,677    43,871,800   $ 349,936,925
   Shares issued in reinvestment of
      distributions ...............     2,396,268       21,436,555     2,799,741      22,053,766
   Shares redeemed ................   (68,837,915)    (615,373,631)  (41,105,493)   (321,971,386)
                                      -----------   --------------   -----------   -------------
   Net increase (decrease) ........    87,217,164   $  779,962,601     5,566,048   $  50,019,305
                                      ===========   ==============   ===========   =============
CLASS B SHARES:
Six Months ended April 30, 2010
   Shares sold ....................                                      160,839   $   1,436,059
   Shares issued in reinvestment of
      distributions ...............                                       18,014         160,451
   Shares redeemed ................                                     (472,401)     (4,193,414)
                                                                     -----------   -------------
   Net increase (decrease) ........                                     (293,548)  $  (2,596,904)
                                                                     ===========   =============
Year ended October 31, 2009
   Shares sold ....................                                      340,990   $   2,692,011
   Shares issued in reinvestment of
      distributions ...............                                       47,255         366,600
   Shares redeemed ................                                     (980,351)     (7,770,317)
                                                                     -----------   -------------
   Net increase (decrease) ........                                     (592,106)  $  (4,711,706)
                                                                     ===========   =============
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    50,629,857   $  453,596,082     7,406,814   $  66,338,514
   Shares issued in reinvestment of
      distributions ...............       888,400        7,953,265       305,644       2,729,083
   Shares redeemed ................   (14,672,156)    (131,288,262)   (3,640,602)    (32,338,789)
                                      -----------   --------------   -----------   -------------
   Net increase (decrease) ........    36,846,101   $  330,261,085     4,071,856   $  36,728,808
                                      ===========   ==============   ===========   =============
Year ended October 31, 2009
   Shares sold ....................    63,926,720   $  571,646,893     7,379,125   $  59,104,680
   Shares issued in reinvestment of
      distributions ...............       628,661        5,623,492       572,753       4,487,978
   Shares redeemed ................   (12,882,462)    (115,091,287)   (8,472,107)    (65,843,421)
                                      -----------   --------------   -----------   -------------
   Net increase (decrease) ........    51,672,919   $  462,179,098      (520,229)  $  (2,250,763)
                                      ===========   ==============   ===========   =============


                             146 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN ADJUSTABLE
                                             U.S. GOVERNMENT           FRANKLIN FLOATING RATE
                                             SECURITIES FUND             DAILY ACCESS FUND
                                      ---------------------------    --------------------------
                                         SHARES          AMOUNT         SHARES        AMOUNT
                                      -----------    ------------    -----------   ------------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    28,389,807    $254,580,357     9,935,420    $ 89,181,963
   Shares issued in reinvestment of
      distributions ...............       168,053       1,506,547       318,868       2,847,047
   Shares redeemed ................   (10,155,720)    (91,084,652)   (4,586,653)    (40,612,962)
                                      -----------    ------------    ----------    ------------
   Net increase (decrease) ........    18,402,140    $165,002,252     5,667,635    $ 51,416,048
                                      ===========    ============    ==========    ============
Year ended October 31, 2009
   Shares sold ....................    11,341,421    $101,662,527    13,995,010    $112,378,288
   Shares issued in reinvestment of
      distributions ...............        54,593         489,659       574,069       4,546,779
   Shares redeemed ................    (2,130,256)    (19,078,465)   (5,166,287)    (42,504,722)
                                      -----------    ------------    ----------    ------------
   Net increase (decrease) ........     9,265,758    $ 83,073,721     9,402,792    $ 74,420,345
                                      ===========    ============    ==========    ============

                                          FRANKLIN LOW DURATION
                                            TOTAL RETURN FUND         FRANKLIN TOTAL RETURN FUND
                                      ---------------------------    ---------------------------
                                         SHARES         AMOUNT          SHARES         AMOUNT
                                      -----------    ------------    -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold ....................   12,287,435     $125,899,642     39,138,110   $ 381,536,860
   Shares issued in reinvestment of
      distributions ...............      300,911        3,079,072      2,792,854      27,213,393
   Shares redeemed ................   (3,977,801)     (40,751,679)   (19,449,270)   (189,690,977)
                                      ----------     ------------    -----------   -------------
   Net increase (decrease) ........    8,610,545     $ 88,227,035     22,481,694   $ 219,059,276
                                      ==========     ============    ===========   =============
Year ended October 31, 2009
   Shares sold ....................   15,628,787     $155,180,522     69,739,925   $ 630,431,263
   Shares issued on reorganization
      (Note 14) ...................           --               --      1,237,985      11,798,001
   Shares issued in reinvestment of
      distributions ...............      233,837        2,329,421      5,502,855      49,231,209
   Shares redeemed ................   (4,550,880)     (45,269,466)   (38,320,456)   (344,588,949)
                                      ----------     ------------    -----------   -------------
   Net increase (decrease) ........   11,311,744     $112,240,477     38,160,309   $ 346,871,524
                                      ==========     ============    ===========   =============
CLASS B SHARES:
Six Months ended April 30, 2010
   Shares sold ....................                                      268,212   $   2,608,110
   Shares issued in reinvestment of
      distributions ...............                                       39,426         383,706
   Shares redeemed ................                                     (534,538)     (5,199,182)
                                                                     -----------   -------------
   Net increase (decrease) ........                                     (226,900)  $  (2,207,366)
                                                                     ===========   =============
Year ended October 31, 2009
   Shares sold ....................                                    1,524,364   $  13,537,850
   Shares issued in reinvestment of
      distributions ...............                                      117,688       1,047,569
   Shares redeemed ................                                   (1,540,552)    (13,748,373)
                                                                     -----------   -------------
   Net increase (decrease) ........                                      101,500   $     837,046
                                                                     ===========   =============


                             Semiannual Report | 147

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       FRANKLIN LOW DURATION
                                         TOTAL RETURN FUND      FRANKLIN TOTAL RETURN FUND
                                      ----------------------   ---------------------------
                                       SHARES       AMOUNT        SHARES         AMOUNT
                                      --------   -----------   -----------   -------------
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold ....................                              7,779,690   $  75,734,457
   Shares issued in reinvestment of
      distributions ...............                                476,790       4,643,143
   Shares redeemed ................                             (3,702,904)    (36,093,278)
                                                               -----------   -------------
   Net increase (decrease) ........                              4,553,576   $  44,284,322
                                                               ===========   =============
Year ended October 31, 2009
   Shares sold ....................                             17,497,919   $ 157,787,278
   Shares issued on reorganization
      (Note 14) ...................                                 30,897         294,142
   Shares issued in reinvestment of
      distributions ...............                                791,999       7,105,251
   Shares redeemed ................                             (5,732,519)    (51,433,702)
                                                               -----------   -------------
   Net increase (decrease) ........                             12,588,296   $ 113,752,969
                                                               ===========   =============
CLASS R SHARES:
Six Months ended April 30, 2010
   Shares sold ....................                              1,648,097   $  16,037,748
   Shares issued in reinvestment of
      distributions ...............                                178,087       1,734,225
   Shares redeemed ................                             (1,495,380)    (14,561,208)
                                                               -----------   -------------
   Net increase (decrease) ........                                330,804   $   3,210,765
                                                               ===========   =============
Year ended October 31, 2009
   Shares sold ....................                              3,499,337   $  31,496,822
   Shares issued in reinvestment of
      distributions ...............                                468,725       4,176,856
   Shares redeemed ................                             (3,153,089)    (28,228,890)
                                                               -----------   -------------
   Net increase (decrease) ........                                814,973   $   7,444,788
                                                               ===========   =============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold ....................    855,266   $ 8,771,148    19,871,387   $ 193,845,915
   Shares issued in reinvestment of
      distributions ...............        966         9,912     1,597,078      15,590,841
   Shares redeemed ................   (126,349)   (1,293,992)   (8,413,306)    (82,095,712)
                                      --------   -----------   -----------   -------------
   Net increase (decrease) ........    729,883   $ 7,487,068    13,055,159   $ 127,341,044
                                      ========   ===========   ===========   =============
Year ended October 31, 2009
   Shares sold ....................    254,582   $ 2,556,843    46,507,982   $ 422,923,427
   Shares issued on reorganization
      (Note 14) ...................         --            --     5,402,812      51,542,827
   Shares issued in reinvestment of
      distributions ...............        600         5,987     2,983,790      26,725,786
   Shares redeemed ................    (77,375)     (784,572)  (25,764,557)   (235,908,006)
                                      --------   -----------   -----------   -------------
   Net increase (decrease) ........    177,807   $ 1,778,258    29,130,027   $ 265,284,034
                                      ========   ===========   ===========   =============


                             148 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Advisers, Inc. (Advisers)                              Administrative manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                     NET ASSETS
-------------------   -------------------------------------------------
       0.400%         Up to and including $5 billion
       0.350%         Over $5 billion, up to and including $10 billion
       0.330%         Over $10 billion, up to and including $15 billion
       0.300%         In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
      0.450%          Up to and including $500 million
      0.350%          Over $500 million, up to and including $1 billion
      0.300%          Over $1 billion, up to and including $1.5 billion
      0.250%          Over $1.5 billion, up to and including $6.5 billion
      0.225%          Over $6.5 billion, up to and including $11.5 billion
      0.200%          Over $11.5 billion, up to and including $16.5 billion
      0.190%          Over $16.5 billion, up to and including $19 billion
      0.180%          Over $19 billion, up to and including $21.5 billion
      0.170%          Inexcess of $21.5 billion


                             Semiannual Report | 149

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
      0.425%          Up to and including $500 million
      0.325%          Over $500 million, up to and including $1 billion
      0.280%          Over $1 billion, up to and including $1.5 billion
      0.235%          Over $1.5 billion, up to and including $6.5 billion
      0.215%          Over $6.5 billion, up to and including $11.5 billion
      0.200%          Over $11.5 billion, up to and including $16.5 billion
      0.190%          Over $16.5 billion, up to and including $19 billion
      0.180%          Over $19 billion, up to and including $21.5 billion
      0.170%          Inexcess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund and receives from Advisers fees based on the average daily net assets of the fund.

B. ADMINISTRATIVE FEES

The Franklin Adjustable U.S. Government Fund pays an administrative fee to Advisers based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   ------------------------------------------------
       0.100%         Up to and including $5 billion
       0.090%         Over $5 billion, up to and including $10 billion
       0.080%         In excess of $10 billion

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                             150 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the funds' Class B, C and R compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                FRANKLIN       FRANKLIN       FRANKLIN
                                               ADJUSTABLE      FLOATING     LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Reimbursement Plans:
   Class A ..............................         0.25%          0.25%          0.25%          0.25%
Compensation Plans:
   Class B ..............................           --           1.00%            --           0.65%
   Class C ..............................         0.65%          0.65%            --           0.65%
   Class R ..............................           --             --             --           0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                FRANKLIN       FRANKLIN       FRANKLIN
                                               ADJUSTABLE      FLOATING     LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..       $334,856        $55,650        $92,444      $1,025,135
Contingent deferred sales charges
   retained .............................       $312,040        $33,496        $ 6,046      $   45,934

E. TRANSFER AGENT FEES

For the period ended April 30, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                               FRANKLIN        FRANKLIN       FRANKLIN
                                              ADJUSTABLE       FLOATING     LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Transfer agent fees .....................       $498,204        $470,585       $49,032       $943,459


                             Semiannual Report | 151

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the funds so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the funds do not exceed 0.65% and 0.63%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2010, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

                                              FRANKLIN        FRANKLIN
                                             ADJUSTABLE       FLOATING       FRANKLIN
                                          U.S. GOVERNMENT    RATE DAILY    TOTAL RETURN
                                          SECURITIES FUND   ACCESS FUND        FUND
                                          ---------------   ------------   ------------
Capital loss carryforwards expiring in:
   2010.................................    $         --    $192,099,191   $        --
   2011.................................         585,362     108,452,146       137,613
   2012.................................       1,039,514      74,147,691            --
   2013.................................       2,782,773              --       372,525
   2014.................................       3,962,538              --            --
   2015.................................       2,492,027      17,905,138     1,395,879
   2016.................................       1,492,446      91,562,953    42,938,101
   2017.................................       4,390,170     113,325,108            --
                                             -----------    ------------   -----------
                                             $16,744,830    $597,492,227   $44,844,118(a)
                                             ===========    ============   ===========

(a) Includes $9,556,622 from the reorganized HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC Investor Intermediate Duration Fixed Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.


                             152 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At April 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                  FRANKLIN         FRANKLIN        FRANKLIN
                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                              SECURITIES FUND     ACCESS FUND        FUND            FUND
                              ---------------   --------------   ------------   --------------
Cost of investments .......   $2,789,192,889    $1,613,734,385   $246,717,627   $2,807,996,785
                              ==============    ==============   ============   ==============
Unrealized appreciation ...   $   25,941,954    $   43,463,627   $  5,205,617   $  132,264,785
Unrealized depreciation ...       (4,571,936)       (9,697,966)    (1,004,543)     (49,057,973)
                              --------------    --------------   ------------   --------------
Net unrealized appreciation
   (depreciation) .........   $   21,370,018    $   33,765,661   $  4,201,074   $   83,206,812
                              ==============    ==============   ============   ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2010, were as follows:

                                  FRANKLIN        FRANKLIN       FRANKLIN
                                 ADJUSTABLE       FLOATING     LOW DURATION      FRANKLIN
                              U.S. GOVERNMENT    RATE DAILY    TOTAL RETURN    TOTAL RETURN
                              SECURITIES FUND    ACCESS FUND       FUND            FUND
                              ---------------   ------------   ------------   --------------
Purchases .................    $1,152,784,472   $639,007,303   $114,276,141   $1,777,678,889
Sales .....................    $  435,295,464   $456,179,379   $ 22,522,582   $1,545,688,013

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 153

Franklin Investors Securities Trust

8. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2010, the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had 83.42%, 16.18% and 19.86%, respectively, of their portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2010, the aggregate value of these securities for the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund was $34,530,572, $50,312, and $3,009,328, respectively, representing 2.23%, 0.02%, and 0.11%, respectively, of each fund's net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statements of Investments.

9. RESTRICTED SECURITIES

The funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2010, the Franklin Total Return Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, as follows:

                                                                    ACQUISITION
SHARES                               ISSUER                            DATES            COST         VALUE
------         -----------------------------------------------   -----------------   ----------   ----------
1,550,568(a)   Turtle Bay Resort (0.06% of Net Assets)........   8/18/08 - 6/24/09   $1,513,874   $1,550,568
                                                                                                  ----------

(a) The Fund also invests in unrestricted securities or other investments in the issuer, valued at $3,912,831 as of April 30, 2010.

10. UNFUNDED LOAN COMMITMENTS

The funds may enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.


                             154 | Semiannual Report

Franklin Investors Securities Trust

10. UNFUNDED LOAN COMMITMENTS (CONTINUED)

At April 30, 2010, unfunded commitments were as follows:

                                                                 UNFUNDED
BORROWER                                                        COMMITMENT
--------                                                       -----------
FRANKLIN FLOATING RATE DAILY ACCESS FUND
EnviroSolutions Real Property Holdings Inc., DIP Revolver ..   $   966,612
Smurfit-Stone Container Enterprises, Term Loan .............     9,690,000
                                                               -----------
                                                               $10,656,612
                                                               ===========
FRANKLIN TOTAL RETURN FUND
EnviroSolutions Real Property Holdings Inc., DIP Revolver ..   $   417,977
                                                               ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

11. OTHER DERIVATIVE INFORMATION

At April 30, 2010, the funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

                                     ASSET DERIVATIVES                                LIABILITY DERIVATIVES
                        -------------------------------------------      ----------------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS       STATEMENT OF ASSETS AND       FAIR VALUE           STATEMENT OF ASSETS AND        FAIR VALUE
HEDGING INSTRUMENTS          LIABILITIES LOCATION          AMOUNT              LIABILITIES LOCATION            AMOUNT
--------------------    -----------------------------   -----------      --------------------------------   -----------
FRANKLIN LOW DURATION TOTAL RETURN FUND
Interest rate
   contracts ........   Variation margin/Net
                           assets consist of - net                       Variation margin/Net assets
                           unrealized appreciation                          consist of - net unrealized
                           (depreciation)               $    52,351(a)      appreciation (depreciation)     $   (19,321)(a)
Foreign exchange
   contracts ........   Unrealized appreciation on                       Unrealized depreciation
                           forward exchange contracts       943,568         on forward exchange contracts      (260,723)
Credit contracts ....   Unrealized appreciation on                       Unrealized depreciation on
                           swap contracts                   494,129         swap contracts                      (94,149)
FRANKLIN TOTAL RETURN FUND
Interest rate
   contracts ........   Variation margin/Net
                           assets consist of - net                       Variation margin/Net assets
                           unrealized appreciation                          consist of - net unrealized
                           (depreciation)                 4,271,934(a)      appreciation (depreciation)        (292,175)(a)
Foreign exchange
   contracts ........   Unrealized appreciation on                       Unrealized depreciation on
                           forward exchange contracts    12,177,271         forward exchange contracts       (4,812,162)
Credit contracts ....   Unrealized appreciation                          Unrealized depreciation on
                           on swap contracts                889,711         swap contracts                   (1,952,009)

(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statements on Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.


                             Semiannual Report | 155

Franklin Investors Securities Trust

11. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended April 30, 2010, the effect of derivative contracts on the funds' Statements of Operations was as follows:

                                                                                        CHANGE IN        AVERAGE
                                                                                       UNREALIZED        AMOUNT
DERIVATIVE CONTRACTS                                                   REALIZED       APPRECIATION     OUTSTANDING
NOT ACCOUNTED FOR AS                   STATEMENT OF                   GAIN (LOSS)    (DEPRECIATION)    DURING THE
HEDGING INSTRUMENTS                OPERATIONS LOCATIONS             FOR THE PERIOD   FOR THE PERIOD     PERIOD(a)
--------------------    -----------------------------------------   --------------   --------------   ------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
Interest rate
   contracts ........   Net realized gain (loss) from futures
                           contracts/Net change in unrealized
                           appreciation (depreciation) on
                           investments                               $    (5,926)      $    32,022    $ 38,750,116
Foreign exchange
   contracts ........   Net realized gain (loss) from foreign
                           currency transactions/Net change in
                           unrealized appreciation (depreciation)
                           on translation of other assets and
                           liabilities denominated in foreign
                           currencies                                   (198,213)        1,067,402      18,093,794
Credit contracts ....   Net realized gain (loss) from swap
                           contracts/Net change in unrealized
                           appreciation (depreciation) on
                           investments                                  (194,138)          454,422      16,630,676
FRANKLIN TOTAL RETURN FUND
Interest rate
   contracts ........   Net realized gain (loss) from futures
                           contracts/Net change in unrealized
                           appreciation (depreciation) on
                           investments                                 1,054,411         3,153,622     460,915,778
Foreign exchange
   contracts ........   Net realized gain (loss) from foreign
                           currency transactions/Net change in
                           unrealized appreciation (depreciation)
                           on translation of other assets and
                           liabilities denominated in foreign
                           currencies                                  (4,595,168)       17,448,691     308,308,536
Credit contracts ....   Net realized gain (loss) from swap
                           contracts/Net change in unrealized
                           appreciation (depreciation) on
                           investments                                (5,545,068)          427,892     132,915,088

(a) Represents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(e) regarding derivative financial instruments.


                             156 | Semiannual Report

Franklin Investors Securities Trust

12. SPECIAL SERVICING AGREEMENT

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the period ended April 30, 2010, the Franklin Total Return Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statements of Operations. At April 30, 2010, 8.62% of the fund's outstanding shares was held by one or more of the Allocator Funds.

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Franklin Total Return Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the fund's policies and the requirements of applicable securities laws, could prevent the fund from trading in the securities of such companies for limited or extended periods of time.

14. REORGANIZATION

On September 18, 2009, the Franklin Total Return Fund acquired the net assets of the HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC Investor Intermediate Duration Fixed Income Fund (HSBC Funds) pursuant to a plan of reorganization approved by the HSBC Funds' shareholders. The reorganization was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                                                              SHARES ISSUED BY     UNREALIZED
                                                                               FRANKLIN TOTAL     APPRECIATION
FUND NAME                                                        NET ASSETS      RETURN FUND     (DEPRECIATION)
---------                                                       -----------   ----------------   --------------
HSBC Investor Core Plus Fixed Income Fund ..................    $ 9,077,390         952,516        $  224,054
HSBC Investor Core Plus Fixed Income Fund (Advisor) ........     44,020,021       4,614,257         1,126,957
HSBC Investor Intermediate Duration Fixed Income Fund ......     10,537,559       1,104,921           159,093
                                                                -----------       ---------        ----------
Total                                                           $63,634,970       6,671,694        $1,510,104
                                                                ===========       =========        ==========

The combined net assets of the fund immediately after the reorganization were $2,123,047,911.


                             Semiannual Report | 157

Franklin Investors Securities Trust

15. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended April 30, 2010, the Funds did not utilize the Global Credit Facility.

16. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, (collectively "Plaintiffs") filed an adversary proceeding in the then-pending Adelphia bankruptcy case in the U.S. Bankruptcy Court for the Southern District of New York against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Floating Rate Daily Access Fund (individually and as successor to the Franklin Floating Rate Trust's interests in the credit facilities at issue), Franklin Floating Rate Trust, and Franklin Floating Rate Master Series (collectively the "Franklin Defendants"), and Franklin CLOs I-III, among other defendants. In addition, Advisers was originally named as a defendant, but later dismissed from the lawsuit. The complaint alleged that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders and sought avoidance of the loans and recovery of fraudulent transfers (the "Complaint"). The agent bank and investment bank defendants moved to dismiss the Complaint, which the Bankruptcy Court granted in part and denied in part, with leave to amend the Complaint. The reference to the bankruptcy was withdrawn and the matter was transferred to the U.S. District Court for the Southern District of New York.

On October 22, 2007, Plaintiffs filed an amended complaint, largely duplicating the allegations in the original Complaint, and adding hundreds of additional syndicate lender defendants (the "Amended Complaint"). The Franklin Defendants, among others, moved to dismiss the Amended Complaint on December 20, 2007. On June 17, 2008, the court granted the motions and dismissed all of the claims against certain defendants, including the Franklin Defendants, while


                             158 | Semiannual Report

Franklin Investors Securities Trust

16. FUND LITIGATION (CONTINUED)

leaving other claims against other defendants outstanding. On December 8, 2008, the court entered a stipulated order of final judgment with respect to the dismissed claims, and Plaintiffs filed a notice of appeal from that judgment to the U.S. Court of Appeals for the Second Circuit on January 6, 2009. The Court of Appeals heard oral argument on the appeal on May 18, 2010, and on May 26, 2010, issued a unanimous summary order adopting the reasoning of the lower court and affirming dismissal. Plaintiffs can now seek a rehearing or petition the U.S. Supreme Court for review.

17. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 159

Franklin Investors Securities Trust

17. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Funds' assets and liabilities carried at fair value:

                                                  LEVEL 1         LEVEL 2        LEVEL 3            TOTAL
                                               ------------   --------------   ----------      --------------
FRANKLIN ADJUSTABLE U.S. GOVERNMENT
   SECURITIES FUND
   ASSETS:
      Investments in Securities:
         Asset-Backed Securities and
            Commercial Mortgage-Backed
            Securities .....................   $         --   $       42,926   $       --      $       42,926
         Mortgage-Backed Securities ........             --    2,642,828,537           --       2,642,828,537
         Short Term Investments ............    139,827,181       27,864,263           --         167,691,444
                                               ------------   --------------   ----------      --------------
            Total Investments in
               Securities ..................   $139,827,181   $2,670,735,726   $       --      $2,810,562,907
                                               ============   ==============   ==========      ==============
FRANKLIN FLOATING RATE DAILY ACCESS FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) .............   $         --   $           --   $  181,360      $      181,360
         Senior Floating Rate
            Interests ......................             --    1,478,921,710           --       1,478,921,710
         Asset-Backed Securities and
            Commercial Mortgage-Backed
            Securities .....................             --        3,559,144           --           3,559,144
         Short Term Investments ............    161,406,777        3,431,055           --         164,837,832
                                               ------------   --------------   ----------      --------------
            Total Investments in
               Securities ..................   $161,406,777   $1,485,911,909   $  181,360      $1,647,500,046
                                               ============   ==============   ==========      ==============
      Unfunded Loan Commitments ............             --          199,489           --             199,489
FRANKLIN LOW DURATION TOTAL RETURN FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) .............   $      6,440   $           --   $       --      $        6,440
         Corporate Bonds ...................             --       55,868,087           --          55,868,087
         Convertible Bonds .................             --           34,200           --              34,200
         Asset-Backed Securities and
            Commercial Mortgage-Backed
            Securities .....................             --        9,685,325           --           9,685,325
         Mortgage-Backed Securities ........             --       22,892,266           --          22,892,266
         Foreign Government and
            Agency Securities ..............             --       26,432,638           --          26,432,638
         U.S. Government and Agency
            Securities .....................             --      114,288,528           --         114,288,528
         Senior Floating Rate Interests ....             --        5,890,921           --           5,890,921
         Municipal Bonds ...................             --        1,633,563           --           1,633,563
         Short Term Investments ............     12,578,637        1,608,096           --          14,186,733
                                               ------------   --------------   ----------      --------------
            Total Investments in
               Securities ..................   $ 12,585,077   $  238,333,624   $       --      $  250,918,701
                                               ============   ==============   ==========      ==============


                             160 | Semiannual Report

Franklin Investors Securities Trust

17. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                  LEVEL 1         LEVEL 2        LEVEL 3            TOTAL
                                               ------------   --------------   ----------      --------------
FRANKLIN LOW DURATION TOTAL RETURN FUND (CONTINUED)
   ASSETS: (CONTINUED)
      Forward Exchange Contracts ...........   $         --   $      943,568   $       --      $      943,568
      Futures Contracts ....................         52,351               --           --              52,351
      Swaps ................................             --          494,129           --             494,129
      Liabilities:
      Forward Exchange Contracts ...........             --          260,723           --             260,723
      Futures Contracts ....................         19,321               --           --              19,321
      Swaps ................................             --           94,149           --              94,149
FRANKLIN TOTAL RETURN FUND
   ASSETS:
      Investments in Securities
         Equity Investments:(b)
            Consumer Services ..............   $         --   $           --   $1,550,568      $    1,550,568
            Diversified Financials .........             --          392,397           --             392,397
            Other Equity Investments(a) ....      1,167,524               --           --(c)        1,167,524
         Corporate Bonds ...................             --      872,167,576           --         872,167,576
         Convertible Bonds .................             --        4,126,875           --           4,126,875
         Asset-Backed Securities and
            Commercial Mortgage-Backed
            Securities .....................             --      252,947,842       25,299         252,973,141
         Mortgage-Backed Securities ........             --      560,186,467           --         560,186,467
         Foreign Government and
            Agency Securities ..............             --      399,942,717           --         399,942,717
         U.S. Government and Agency
            Securities .....................             --      412,001,831           --         412,001,831
         Senior Floating Rate Interests ....             --      121,903,775    2,526,477         124,430,252
         Municipal Bonds ...................             --       77,340,977           --          77,340,977
         Short Term Investments ............    168,442,644       16,480,628           --         184,923,272
                                               ------------   --------------   ----------      --------------
             Total Investments in
               Securities ..................   $169,610,168   $2,717,491,085   $4,102,344      $2,891,203,597
                                               ============   ==============   ==========      ==============
      Forward Exchange Contracts ...........             --       12,177,271           --          12,177,271
      Futures Contracts ....................      4,271,934               --           --           4,271,934
      Swaps ................................             --          889,711           --             889,711
      Unfunded Loan Commitments ............             --           13,040           --              13,040
      Liabilities:
      Forward Exchange Contracts ...........             --        4,812,162           --           4,812,162
      Futures Contracts ....................        292,175               --           --             292,175
      Swaps ................................             --        1,952,009           --           1,952,009

(a) For detailed industry descriptions, see the accompanying Statements of Investments.

(b) Includes common, preferred, and convertible preferred stock as well as other equity investments.

(c)  Includes securities determined to have no value at April 30, 2010.


                             Semiannual Report | 161

Franklin Investors Securities Trust

17. FAIR VALUE MEASUREMENTS (CONTINUED)

At April 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the funds' fair value, were as follows:

                                                                                                                        NET CHANGE
                                                                                                                       IN UNREALIZED
                                                                  NET CHANGE IN                TRANSFER                APPRECIATION
                                      BALANCE AT       NET         UNREALIZED         NET      IN (OUT)   BALANCE AT  (DEPRECIATION)
                                       BEGINNING     REALIZED     APPRECIATION     PURCHASES      OF        END OF    ON ASSETS HELD
                                       OF PERIOD   GAIN (LOSS)   (DEPRECIATION)     (SALES)     LEVEL 3     PERIOD     AT PERIOD END
                                      ----------   -----------   --------------   ----------   --------   ----------  --------------
FRANKLIN FLOATING RATE DAILY
   ACCESS FUND
   ASSETS
      Equity Investments -
         Steel ....................    $181,360        $--          $     --      $       --      $--     $  181,360     $     --
                                       --------        ---          --------      ----------      ---     ----------     --------
FRANKLIN TOTAL RETURN FUND
   ASSETS
      Equity Investments -
         Consumer Services ........    $     --        $--          $ 36,694      $1,513,874      $--     $1,550,568     $ 36,694
      Asset-Backed Securities and
         Commercial Mortgage-Backed
         Securities ...............      25,299         --                --              --       --         25,299           --
      Senior Floating Rate
         Interests ................          --         --           181,538       2,344,939       --      2,526,477      181,538
                                       --------        ---          --------      ----------      ---     ----------     --------
      Total .......................    $ 25,299        $--          $218,232      $3,858,813      $--     $4,102,344     $218,232
                                       --------        ---          --------      ----------      ---     ----------     --------

18. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.

19. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                            162 | Semiannual Report

Franklin Investors Securities Trust

ABBREVIATIONS

COUNTERPARTY

BOFA - Bank of America Corp.
BZWS - Barclays Bank PLC
CITI - Citibank, Inc.
DBAB - Deutsche Bank AG
FBCO - Credit Suisse Group AG
GSCO - The Goldman Sachs Group, Inc.
HSBC - HSBC Bank USA, N.A.
JPHQ - JPMorgan Chase & Co.
MLCO - Merrill Lynch & Co., Inc.
MSCO - Morgan Stanley
UBSW - UBS AG

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
EUR - Euro
GBP - British Pound
IDR - Indonesian Rupiah
ILS - New Israeli Shekel
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
CDO   - Collateralized Debt Obligation
CLO   - Collateralized Loan Obligation
DIP   - Debtor-In-Possession
FDIC  - Federal Deposit Insurance Corp.
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
ID    - Improvement District
IDA   - Industrial Development Authority/Agency
IO    - Interest Only
ISD   - Independent School District
L/C   - Letter of Credit
MTA   - Metropolitan Transit Authority
NATL  - National Public Financial Guarantee Corp.
PIK   - Payment-In-Kind
SF    - Single Family
USD   - Unified/Union School District


                            Semiannual Report | 163

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds comprising Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


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

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivative and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business, as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2009 and during the previous 10 years ended December 31, 2009, unless otherwise noted.


                             Semiannual Report | 165

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Performance on a total return basis was shown by Lipper for all Funds with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional general bond funds as selected by Lipper. The Lipper report showed the Fund's 2.95% income return in 2009 to be in the lowest quintile of such performance universe, while its 4.35% total return in 2009 to be in the second-highest quintile of such universe. On an annualized basis, the Lipper report showed the Fund's income return for the previous three- and five-year periods to be in the second-lowest quintile of its performance universe and to be in the lowest quintile of such universe for the previous 10-year period, and its total return to be in the middle quintile, second-highest quintile, and second-lowest quintile for the previous three-, five- and 10-year periods, respectively. The Board believed such performance reflected the nature of the Fund's investments in plain vanilla, adjustable-rate mortgages and conservative investment strategy and found such performance to be acceptable, noting that the general bond category comprising the performance universe invested in different asset types.

FRANKLIN FLOATING RATE DAILY ACCESS FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. This Fund has been in existence for less than 10 full years and the Lipper report showed its income return during 2009 to be in the lowest quintile of its performance universe, and its income return on an annualized basis during the previous three- and five-year periods to be in the lowest quintile and middle quintiles of its performance universe, respectively. The Lipper report showed the Fund's total return during 2009 to be in the lowest quintile of its performance universe and on an annualized basis for the previous three- and five-year periods to be in the second-highest and middle quintiles of such universe, respectively. In discussing such performance, management pointed out that during 2009 the Fund's performance was hurt by its higher credit quality focus and overall defensive posture, including higher cash balances. Management further noted that these factors helped the Fund perform better during the market turmoil and credit crisis that existed in 2008, noting its total return during such year was in the second-highest quintile of its performance universe, and further that its total return had been in either the highest, second-highest, or middle quintile of such universe during each year of the Fund's operation, other than 2009. The Board found the Fund's comparative performance as shown in the Lipper report to be acceptable in view of such explanation.

FRANKLIN LOW DURATION TOTAL RETURN FUND - This Fund has been in operation for five full calendar years and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional short investment-grade debt funds as selected by Lipper. The Lipper report showed the Fund's income return to be in the second-lowest quintile of the performance universe for 2009, and on an annualized basis to be in the middle quintile of such performance universe for each of the previous three- and five-year periods. The Lipper report showed the Fund's


                            166 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

total return during 2009 to be in the second-lowest quintile of such universe, but on an annualized basis to be in the highest or best performing quintile for each of the previous three- and five-year periods. In discussing performance, management pointed out that in 2009 the Fund had lesser exposure to riskier assets, which generally performed better that year as they recovered from the prior year's market turmoil, and discussed steps being taken to improve the Fund's performance, while noting its more favorable longer term comparative results as set forth in the Lipper report. The Board found such comparative performance to be acceptable, noting management's explanation.

FRANKLIN TOTAL RETURN FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report showed the Fund's income return to be in the second-highest quintile of its performance universe during 2009 and to be in the highest quintile of such universe for the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund's total return during 2009 to be in the second-highest quintile of its performance universe, and to be in the second-lowest quintile, middle quintile, and highest quintile of such universe in the previous three-, five- and 10-year periods, respectively, on an annualized basis. The Board found the Fund's comparative performance as set forth in the Lipper report to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for each of Franklin Adjustable U.S. Government Securities Fund and Franklin Floating Rate Daily Access Fund were in either the least expensive or second least expensive quintile of its respective Lipper expense group. The Board was satisfied with the comparative contractual investment management fee rate and actual total expense ratios of these Funds as shown in the Lipper reports. The contractual investment management fee rates and actual total expense ratios for Franklin Total Return Fund and Franklin Low Duration Total Return Fund were above the medians of their respective Lipper expense groups, but in each case the actual total expense ratio was within less than seven basis points above the median for


                             Semiannual Report | 167

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

such expense group. The Board found the contractual management fees and total expense ratios of each of these Funds to be acceptable, noting that their expenses were subsidized through management fee waivers and reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get


                            168 | Semiannual Report

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Franklin Investors Securities Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure including a separate fixed administrative fee for each of Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund provides for breakpoints in stages going to the $21.5 billion asset level, which far exceeded the sizes of these Funds, which at year-end were approximately $1.4 billion and $2.4 billion, respectively. The Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that this schedule of fees provided a sharing of benefits with each of these Funds and its shareholders, and noted also that the expenses of Franklin Total Return Fund were partially subsidized by management. The fee structure, including a separate administrative fee, for Franklin Adjustable U.S. Government Securities Fund, provides a management fee of 0.50% on the first $5 billion of assets, with breakpoints continuing at stages thereafter. In discussing such fee, management expressed the view that this initial rate anticipated economies of scale. In support of this position, management pointed to the favorable management fee and expense comparison of this Fund, which had assets of approximately $2.3 billion at year-end, with those of its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. The Board did not believe the asset size of Franklin Low Duration Total Return Fund, whose expenses were partially subsidized by management, afforded any economies of scale.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 169

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

FIST2 S 06/10


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010


By /S/Gaston Gardey
   -------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2010